                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. 2)

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /
    Check the appropriate box:

    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to (S)240.14a-11(C) or (S)240.14a-12

                         PRECIS SMART CARD SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.

/X/ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
        Common Stock and Series A Convertible Preferred Stock
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
        500,000 share Common Stock and 166,667 shares of Series A Convertible
         Preferred Stock
        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        Closing Sale Price of Common on June 23, 2000 was $4.25 per share for an aggregate value of $2,000,000 and the each shares of Series A Convertible Preferred Stock has a stated value and liquidation Preference of $12 per share for an aggregate value of $2,000,004.
        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
        $4,125,004
        ------------------------------------------------------------------------
    (5) Total fee paid:
        $825
        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

PRECIS SMART CARD SYSTEMS, INC.
                                               2500 SOUTH MCGEE DRIVE, SUITE 147
                                                          NORMAN, OKLAHOMA 73072
                                                       TELEPHONE: (405) 292-4900
--------------------------------------------------------------------------------

                            NOTICE OF ANNUAL MEETING

                        TO BE HELD ON NOVEMBER 14, 2000

TO THE SHAREHOLDERS:

         Precis Smart Card Systems, Inc., will hold its annual shareholders meeting at its offices in Suite 147 at 2500 South McGee Drive in Norman, Oklahoma, commencing at 2:00 p.m., local time on November 14, 2000 to vote on:

1. The Agreement and Plan of Merger, dated March 21, 2000, as amended, by and among Precis Smart Card Systems, Inc., Precis-Foresight Acquisition, Inc. (a wholly-owned subsidiary of Precis) and Foresight, Inc. and its shareholders Paul A. Kruger and Mark R. Kidd, providing for the merger of Foresight into Precis-Foresight Acquisition with result that Foresight will become a wholly-owned subsidiary of Precis;

2.       The Precis Smart Card Systems, Inc. 1999 Stock Option Plan;

3. Amendment of Precis' Certificate of Incorporation to provide that the provisions of Sections 1090.3 and Sections 1145 through 1155 of the Oklahoma General Corporation Act no longer apply;

4. Amendment of Precis' Certificate of Incorporation to increase the number of authorized shares of common stock, $.01 par value per share, to 100,000,000 shares;

5. The election of four directors, each to hold office until the 2001 annual meeting of shareholders and until his successor is duly elected and qualified;

6. Ratification of Murrell Hall McIntosh & Co., PLLP as the independent accountants for 2000; and

7. Any other business that properly comes before the meeting or any adjournment or postponement of the Annual Meeting.

         Precis shareholders at the close of business on October 6, 2000, are receiving notice and may vote at the Annual Meeting. Approval of the merger-acquisition of Foresight and amendment of our Certificate of Incorporation requires the affirmative vote of at least a majority of the outstanding shares of Precis common stock entitled to vote at the Annual Meeting, while all other matters presented at the Annual Meeting require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting.

         YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE MATTERS BEING VOTED UPON.

         YOUR ATTENDANCE OR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE ANNUAL MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE AND RETURN THE ENCLOSED PROXY, USING THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED FROM WITHIN THE UNITED STATES. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE ANNUAL MEETING, MAY WITHDRAW IT AND VOTE IN PERSON. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO PRECIS SHAREHOLDERS, THEIR PROXIES AND INVITED GUESTS. ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

                                       BY ORDER OF THE BOARD OF DIRECTORS:

                                       /s/ MARK R. KIDD
                                       Mark R. Kidd, Corporate Secretary

Norman, Oklahoma
October 3, 2000

                                 PROXY STATEMENT

                                  -------------

                         Precis Smart Card Systems, Inc.
                        2500 South McGee Drive, Suite 147
                             Norman, Oklahoma 73072
                            Telephone: (405) 292-4900



                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 14, 2000


                     SOLICITATION AND REVOCATION OF PROXIES

         This Proxy Statement is furnished to the shareholders of Precis Smart Card Systems, Inc. in connection with an Annual Meeting of the holders of the Precis common stock to be held in Suite 147 at 2500 South McGee Drive in Norman, Oklahoma, at 2:00 p.m., local time, on November 14, 2000 and any adjournment or postponement of the Annual Meeting. This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy were first mailed on or about October 7, 2000, to Precis' shareholders of record on October 6, 2000.

         If the accompanying Proxy is properly executed and returned, the shares of common stock represented by the Proxy Card will be voted at the Annual Meeting. If you indicate on the Proxy a choice with respect to any matter to be voted on, your shares will be voted in accordance with your choice. If no choice is indicated, your shares of common stock will be voted FOR

- approval of the Agreement and Plan of Merger, dated March 21, 2000, as amended, by and among Precis Smart Card Systems, Inc., Precis-Foresight Acquisition, Inc. (a wholly-owned subsidiary of Precis) and Foresight, Inc. and its shareholders Paul A. Kruger and Mark R. Kidd, providing for the merger of Foresight into Precis-Foresight with result that Foresight will become a wholly-owned subsidiary of Precis;

-        approval of the Precis Smart Card Systems, Inc. 1999 Stock Option Plan;

- approval of amendment of Precis' Certificate of Incorporation to provide that the provisions of Sections 1090.3 and Sections 1145 through 1155 of the Oklahoma General Corporation Act no longer apply;

- approval of amendment Precis' Certificate of Incorporation to increase the number of authorized shares of common stock, $.01 par value per share, to 100,000,000 shares;

- the election of four directors, each to hold office until the 2001 annual meeting of shareholders and until his successor is duly elected and qualified; and

- ratification of Murrell Hall McIntosh & Co., PLLP as the independent accountants for 2000.

In addition, your shares will also be considered and voted upon other business that properly comes before the Annual Meeting or any adjournment or postponement. Our Board of Directors knows of no business that will be presented for consideration at the Annual Meeting, other than matters described in this Proxy Statement. Once given, you may revoke the Proxy by

- giving written notice of revocation to our Secretary at any time before your Proxy is voted,

- executing another valid proxy bearing a later date and delivering this proxy to the Secretary of the Company prior to or at the Annual Meeting, or

-        attending the Annual Meeting and voting in person.

         Neither the corporate laws of Oklahoma, the state in which we are incorporated, nor our Certificate of Incorporation or Bylaws have any provisions regarding the treatment of abstentions and broker non-votes. Our policy is (i) to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the Annual Meeting, (ii) to treat abstentions as votes not cast but to treat them as shares represented at the Annual Meeting for determining results on actions requiring a majority vote, and (iii) to consider neither abstentions nor broker non-votes in determining results of plurality votes.

         We will bear the expenses of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying Proxy. These expenses include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of our common stock. Solicitation of Proxies may be made by mail, telephone, personal interviews or by other means by our directors or employees without additional compensation other than reimbursement for their related out-of-pocket expenses.

         All information contained in this Proxy Statement with respect to Precis and Precis-Foresight Acquisition and Foresight was furnished by Precis and Precis-Foresight Acquisition and Foresight, respectively, for inclusion in this Proxy Statement.

                          SHAREHOLDERS ENTITLED TO VOTE

         The shareholders entitled to vote at the Annual Meeting are the holders of record, at the close of business on October 6, 2000 (the "Record Date"), of the 2,350,000 shares of common stock then outstanding. Each holder of a share of common stock outstanding on the Record Date will be entitled to one vote for each share held on each matter presented at the Annual Meeting. Our officers and directors own a total of 172,715 shares, or 7.3% of the issued and outstanding common stock, and intend to vote all of their shares in favor of the matters to be voted upon at the Annual Meeting. There is no cumulative voting with respect to the election of directors. The presence in person or by proxy of the holders of a majority of the shares of common stock outstanding and represented at the Annual Meeting will constitute a quorum for the transaction of business. The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required for approval of the amendments to our certificate of incorporation, while each of the other matters presented at the Annual Meeting only requires the affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person and by proxy and entitled to vote. Votes will be tabulated by an inspector of election appointed by our Board of Directors. Votes will be tabulated by an inspector of election appointed by our Board of Directors.

         THIS PROXY STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THESE TRANSACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----
SUMMARY........................................................................................................ -1-
         The Annual Meeting.................................................................................... -1-
         Proposal One -- Foresight, Inc. Merger-Acquisition.................................................... -1-
         Proposal Two -- 1999 Stock Option Plan................................................................ -2-
         Proposal Three -- Anti-Takeover Provisions Amendment.................................................. -3-
         Proposal Four -- Share Amendment...................................................................... -3-
         Proposal Five -- Election of Directors................................................................ -4-
         Proposal Six -- Ratification of Independent Accountants............................................... -4-

THE FORESIGHT, INC. MERGER-ACQUISITION......................................................................... -4-
         Foresight, Inc........................................................................................ -5-
         Precis Smart Card Systems, Inc........................................................................ -5-
         Reasons for the Merger-Acquisition.................................................................... -5-
         Conditions That Must Be Satisfied to Complete the Merger-Acquisition.................................. -6-
         Termination of the Merger-Acquisition  ............................................................... -6-
         Federal Income Tax Consequences....................................................................... -6-
         Accounting Treatment.................................................................................. -6-
         Lack of Opinion of Financial Advisor.................................................................. -7-
         Shareholders Do Not Have Appraisal Rights............................................................. -7-
         Management Changes After the Merger-Acquisition....................................................... -7-
         Interests of Our Executive Officers and Directors in the Merger-Acquisition........................... -7-

SUMMARY HISTORICAL AND UNAUDITED PRO FORMACOMBINED CONDENSED FINANCIAL INFORMATION............................. -8-
         Foresight, Inc. Selected Historical Financial Information............................................. -8-
         Precis Smart Card Systems, Inc. Selected Historical Financial Information............................. -9-
         Summary Unaudited Pro Forma Combined Condensed Financial Information..................................-10-
         Unaudited Comparative Per Share Information...........................................................-11-

RISK FACTORS...................................................................................................-13-

PROPOSAL ONE -- THE MERGER-ACQUISITION.........................................................................-18-
         Background of the Merger-Acquisition..................................................................-18-
         Reasons for and Advantage of the Merger-Acquisition...................................................-20-
         Disadvantages of the Merger-Acquisition...............................................................-21-
         Recommendation of Our Board of Directors..............................................................-23-
         Has Precis or Foresight obtained an opinion regarding the fairness of the merger-acquisition?.........-23-
         Will our shareholders have any approval or appraisal rights?..........................................-24-
         Will there be any management changes of Precis after the merger-acquisition?..........................-24-
         Do any members of management have any material interests in the Merger-Acquisition?...................-24-
         How will the merger-acquisition be treated for accounting purposes?...................................-25-
         How will we and our shareholders be affected by the merger-acquisition for federal income tax purposes?.............................................................-25-
         What are the federal securities law consequences of the merger-acquisition?...........................-26-
         Will any kind of regulatory approval be required?.....................................................-26-
         Summary of the Agreement and Plan of Merger...........................................................-26-
         Required Affirmative Vote.............................................................................-30-


                                       -iii-


PROPOSAL TWO -- APPROVAL OF OUR 1999 STOCK OPTION PLAN.........................................................-30-
         The Stock Option Plan.................................................................................-30-
         Federal Income Tax Consequences.......................................................................-32-
         Consequences of Merger-Acquisition....................................................................-32-
         Required Affirmative Vote.............................................................................-32-
         Recommendation of Our Board of Directors..............................................................-32-

PROPOSAL THREE -- ANTI-TAKEOVER PROVISIONS AMENDMENT...........................................................-32-
         Consequences of Merger-Acquisition....................................................................-34-
         Required Affirmative Vote.............................................................................-34-
         Recommendation of Our Board of Directors..............................................................-34-

PROPOSAL FOUR -- SHARE AMENDMENT...............................................................................-34-
         Consequences of Merger-Acquisition....................................................................-35-
         Required Affirmative Vote.............................................................................-35-
         Recommendation of Our Board of Directors..............................................................-35-

PROPOSAL FOUR -- ELECTION OF DIRECTORS.........................................................................-35-
         Nominees..............................................................................................-35-
         Consequences of Merger-Acquisition....................................................................-36-
         Required Affirmative Vote.............................................................................-36-
         Recommendation of Our Board of Directors..............................................................-36-
         Information About Each Director and Nominee Directors.................................................-36-
         Compliance with Section 16(a) of the Securities Exchange Act of 1934..................................-38-
         Meetings and Committees of the Board of Directors.....................................................-38-

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS...............................................................-38-
         Executive Officers Compensation.......................................................................-38-
         Stock Option Plan.....................................................................................-39-
         Compensation of Directors.............................................................................-40-
         Indemnification of Officers and Directors.............................................................-40-
         Lack of Employment Arrangements and Keyman Insurance..................................................-40-

PROPOSAL FIVE -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS........................................-40-
         Required Vote.........................................................................................-41-
         Recommendation of Our Board of Directors..............................................................-41-

CERTAIN TRANSACTIONS...........................................................................................-41-

PRICE RANGE OF COMMON STOCK; DIVIDENDS.........................................................................-42-

FORESIGHT, INC.................................................................................................-43-
         General...............................................................................................-43-

         MANAGEMENT'S DISCUSSION AND ANALYSIS OFFINANCIAL CONDITION AND RESULTS OF OPERATIONS..................-44-
                  Results of Operations........................................................................-44-
                  Comparison of Six Month Periods Ended June 30, 2000 and 1999.................................-44-
                  Comparison of the Years Ended December 31, 1999 and 1998.....................................-45-
                  Liquidity and Capital Resources..............................................................-45-


                                        -iv-


         BUSINESS..............................................................................................-46-
                  Membership Service Program Industry Overview.................................................-46-
                  Foresight Solution...........................................................................-47-
                  Business Objective and Plan..................................................................-48-
                  Membership Service Programs..................................................................-49-
                  Sales and Marketing Channels.................................................................-52-
                  Client Contractual Arrangements..............................................................-52-
                  Government Regulation........................................................................-53-
                  Competition..................................................................................-54-
                  Employees....................................................................................-55-
                  Facilities...................................................................................-55-
                  Legal Proceedings............................................................................-55-
                  Federal Trade Commission Legal Proceedings...................................................-55-

         MANAGEMENT............................................................................................-56-
                  Executive Officers and Directors.............................................................-56-

         EXECUTIVE OFFICER COMPENSATION AND OTHER INFORMATION..................................................-56-
                  Lack of Employment Arrangements and Keyman Insurance.........................................-56-
                  401(k) Profit Sharing Plan...................................................................-56-

         CERTAIN TRANSACTIONS..................................................................................-57-

PRECIS SMART CARD SYSTEMS, INC.................................................................................-58-

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.................-58-
                  Results of Operations........................................................................-58-
                  Comparison of the Six-Month Periods Ended June 30, 2000 and 1999.............................-58-
                  Comparison of the Years Ended December 31, 1999 and 1998.....................................-59-
                  Pro Forma Effect of Stock-Based Compensation.................................................-59-
                  Income Tax Provision (Benefit) ..............................................................-60-
                  Liquidity and Capital Resources..............................................................-60-

         BUSINESS..............................................................................................-61-
                  General......................................................................................-61-
                  What is a smart card and its uses?...........................................................-61-
                  What is the history of the smart card industry?..............................................-62-
                  What products are offered by Precis?.........................................................-63-
                  Who are Precis principal customers?..........................................................-65-
                  How are Precis products developed and what do the Precis products offer?.....................-65-
                  Does Precis have any strategic business relationships?.......................................-65-
                  What is Precis'business strategy and plans for further product development?..................-66-
                  What are the current and future markets for Precis'products?.................................-67-
                  What is the nature and extent of Precis'competition?.........................................-68-
                  Does Precis have any license agreements and intellectual property rights?....................-69-
                  How much does Precis spend on research and product development?..............................-69-
                  Are the operations of Precis subject to government regulation?...............................-69-
                  Employees....................................................................................-70-

PRINCIPAL SHAREHOLDERS AND HOLDINGS OF MANAGEMENT..............................................................-70-
         Possible Change in Control............................................................................-71-


                                         -v-

DESCRIPTION OF SECURITIES......................................................................................-71-
         Common Stock..........................................................................................-71-
         Preferred Stock.......................................................................................-72-
         Transfer Agent and Registrar..........................................................................-73-
         Underwriters'Warrants.................................................................................-73-
         Outstanding Stock Options.............................................................................-73-
         Shareholder Action....................................................................................-73-
         Anti-Takeover Provisions..............................................................................-74-

LEGAL MATTERS..................................................................................................-74-

EXPERTS........................................................................................................-74-

OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING................................................................-75-

SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING..................................................................-75-

WHERE YOU CAN FIND MORE INFORMATION............................................................................-75-

INDEX TO FINANCIAL STATEMENTS.................................................................................. F-1

APPENDIX A -- Agreement and Plan of Merger

APPENDIX B -- Precis Smart Card Systems, Inc. 1999 Stock Option Plan

APPENDIX C -- First Amendment to the Certificate of Incorporation of Precis
              Smart Card Systems, Inc.
APPENDIX D -- Audit Committee Charter of Precis Smart Card Systems, Inc.

--------------------------------------------------------------------------------

                                     SUMMARY

         The following summary of certain information in this proxy statement is intended only to provide certain facts and highlights from the material contained elsewhere herein. We have summarized all material matters that are presented that are presented in this proxy statement. Our summarization is qualified in its entirety by the more detailed information elsewhere in this proxy statement and the appendices hereto, all of which are important and should be carefully reviewed.

THE ANNUAL MEETING

         The annual meeting of our shareholders will be held in Suite 147 at 2500 South McGee Drive in Norman, Oklahoma, on November 14, 2000, commencing at 2:00 p.m., local time. Holders of record of shares of our outstanding common stock at the close of business on October 6, 2000 (the "record date"), are entitled to notice of and to vote at the annual meeting. On the record date, there were 2,350,000 shares of common stock outstanding, each of which will be entitled to one vote on each matter to be acted upon or which may properly be brought before the annual meeting. Approval of the amendment of our Certificate of Incorporation requires the affirmative vote of at least a majority of the outstanding shares of Precis common stock entitled to vote at the Annual Meeting, while all other matters presented at the Annual Meeting require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting.

PROPOSAL ONE -- FORESIGHT, INC. MERGER-ACQUISITION (PAGE 18)

         On March 21, 2000, we and our wholly-owned subsidiary, Precis-Foresight Acquisition, Inc., entered into an Agreement and Plan of Merger with Foresight, Inc., an Oklahoma corporation. Under this agreement as amended, subject to approval by the holders of a majority of our outstanding common stock, we and Foresight agreed as follows (see "Summary of the Agreement and Plan of Merger, page 26):

- Foresight will merge with and into our subsidiary and become our wholly-owned subsidiary,

- At closing we will issue and deliver 500,000 shares of our common stock;

- At closing we will issue and deliver 166,667 shares of our series A convertible preferred stock

         -        having a stated value of $12.00 per share,

         - providing annual cumulative dividends of $1.44 per share, payable quarterly, and

         - permitting each share to be converted, at the holder's option, into one share of our common stock (see "Description of Securities--Preferred Stock--Series A Preferred Stock, page 72;

- We will issue to the shareholders of Foresight one share of our common stock for each dollar of the greater of our and Foresight's combined or consolidated income before income tax expense (plus the goodwill amortization attributable to the acquisition of Foresight) during 2000, 2001, 2002 or 2003, less the 500,000 shares of our common stock previously delivered to them;

- Until all of the shares of common stock have been delivered under the terms of the merger-acquisition (approximately until April 30, 2004),

         - Paul A. Kruger, John Simonelli and Mark R. Kidd will serve as members of our board of directors, which will increase our board to seven members and

         - in the event of the resignation or death of Messrs. Kruger, Simonelli or Kidd, a person designated by Mr. Kruger (or his successors in interest in the event he is deceased) will be named as a director to fill the vacancy created by the resignation or death.

Our requirement to issue additional shares of our common stock to the former shareholders of Foresight is illustrated as follows:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


- If our and Foresight's combined operations during 2000 resulted in consolidated income before income tax expense, plus the goodwill amortization attributable to the acquisition of Foresight, of $500,000, we would not be required to issue any additional shares of common stock to the former shareholders of Foresight.

- Further assume that our and Foresight's combined operations during 2001 resulted in consolidated income before income tax expense, plus the goodwill amortization attributable to the acquisition of Foresight, of $1,000,000, we would be required to issue 500,000 additional shares of our common stock. This would be determined by multiplying $1,000,000 by one (representing one share per dollar of consolidated income before income tax expense) and then subtracting the 500,000 shares of common stock previously issued to the former Foresight shareholders at closing of the merger-acquisition. Following this issuance of common stock, the former Foresight shareholders would have been issued 1,000,000 shares of our common stock, 500,000 at closing of the merger-acquisition and 500,000 as a result of our and Foresight's consolidated operations during 2001.

- Assume further that our and Foresight's combined operations during 2002 resulted in consolidated income before income tax expense, plus the goodwill amortization attributable to the acquisition of Foresight, of $1,250,000, we would be required to issue 250,000 additional shares of our common stock. This was determined by multiplying $1,250,000 by one (representing one share per dollar of consolidated income before income tax expense) and then subtracting the 1,000,000 shares of common stock previously issued to the former Foresight shareholders. Following this issuance of common stock, the former Foresight shareholders would have been issued 1,250,000 shares of our common stock, 500,000 at closing of the merger-acquisition, 500,000 as a result of our and Foresight's consolidated operations during 2001 and 250,000 as a result of our and Foresight's consolidated operations during 2002.

- Assume further that our and Foresight's combined operations during 2003 resulted in consolidated income before income tax expense, plus the goodwill amortization attributable to the acquisition of Foresight, of $1,000,000, we would not be required to issue any additional shares of our common stock. Accordingly, following completion of the merger-acquisition, the former Foresight shareholders would have been issued 1,250,000 shares of our common stock, 500,000 at closing of the merger-acquisition, 500,000 as a result of our and Foresight's consolidated operations during 2001 and 250,000 as a result of our and Foresight's consolidated operations during 2002.

Therefore, in the example during the years 2000, 2001, 2002 and 2003 the greatest amount of consolidated income before income taxes from our and Foresight's combined operations was $1,250,000 and the former Foresight shareholders would have been issued 1,250,000 shares of common stock.

         Foresight is a privately held company and there is no market for its shares of common stock, while our common stock is traded on The Nasdaq Stock Market under the symbol "PCIS." On March 21, 2000, the last trading day before we announced the merger-acquisition, our common stock closed at $9.18 per share. On October 3, 2000, our common stock closed at $2.31 per share.

         In connection with this merger-acquisition, we have agreed to grant Barron Chase Securities, Inc. stock options exercisable on or before June 30, 2003 for the purchase of 200,000 shares of our common stock for $9.37 per share. These options were granted for the investment banking financial services and consulting advice provided by Barron Chase Securities in valuing and structuring the merger consideration. Barron Chase Securities did not participate directly in the actual merger negotiations.

PROPOSAL TWO -- 1999 STOCK OPTION PLAN (PAGE 30)

         On November 29, 1999, our board of directors restated and adopted our 1999 Stock Option Plan with an effective date of November 30, 1999. We have reserved 145,000 shares of our common stock for issuance upon the exercise of options granted under this plan. The purpose of the plan is to strengthen our ability to attract and retain well-qualified personnel, to furnish additional incentive to those persons responsible for our success, and thereby to enhance shareholder value.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROPOSAL THREE -- ANTI-TAKEOVER PROVISIONS AMENDMENT (PAGE 32)

         We are proposing amendment of our Certificate of Incorporation, upon approval by the holders of a majority of our outstanding common stock, to provide that

- the Oklahoma Control Share Acquisition Act (as set forth in Sections 1145 through 1155 of Title 18 of the Oklahoma Statutes) will not apply to us and our shareholders and

- the prohibitions under Oklahoma law (as set forth in Section 1090.3 of Title 18 of the Oklahoma Statutes) related to the mergers, asset sales, and other transactions resulting in a financial benefit to shareholders will not apply to us and our shareholders.

         In general, under the Oklahoma Control Share Acquisition Act (Sections 1145 through 1155 of the Oklahoma General Corporation Act), the acquisition of ownership or voting power of shares of voting stock representing 20% of all voting power to elect directors causes the shares to become nonvoting stock for the three years following the acquisition. This type of acquisition is referred to as a control share acquisition and the shares are referred to as control shares. This loss of voting rights generally does not apply to control shares acquired pursuant to an agreement with us or acquired with approval by the holders of a majority of our common stock.

         Section 1090.3 of the Oklahoma General Corporation Act prohibits a publicly-held Oklahoma corporation from engaging in a mergers, asset sales, and other transactions resulting in a financial benefit to a shareholder that has owned (with his affiliates and associates) 15% or more of the outstanding common stock for three years or less. This prohibition does not apply to a transaction if this shareholder attained his 15% or greater shareholder status with approval of the board of directors or the merger, asset sale, and other transaction resulting in a financial benefit to a shareholder is approved by shareholders. Immediately following completion of the merger-acquisition, we anticipate that Paul A. Kruger will be the only shareholder having a 15% or greater shareholder status.

         This amendment was unanimously approved by our board of directors on February 8, 2000, as a condition of registration of our common stock and compliance with the California Department of Corporations' Rule 260.140.1. This rule requires all shareholders including those benefitting from a merger, asset sale or other transaction within the meaning of Section 1090.3 of the Oklahoma General Corporation Act and any person making a control share acquisition within the meaning of Section 1145 through 1155 of the Oklahoma General Corporation Act must be entitled to vote on all matters subject to approval by the holders of that class. Registration of our common stock with the California Department of Corporations was conditioned upon our board of directors unanimously supporting this amendment when submitted to you and our other shareholders for approval. Accordingly, our board unanimously approved and supports approval of this amendment. The failure to obtain shareholder approval of the amendment will not have any effect upon the registration of our common stock with the California Department of Corporations.

PROPOSAL FOUR -- SHARE AMENDMENT (PAGE 34)

         We are proposing amendment of our Certificate of Incorporation that, upon approval by the holders of a majority of our outstanding common stock, will increase our authorized common stock from 8,000,000 to 100,000,000 shares. This amendment is for the principal purpose of increasing the number of authorized shares of our common stock to permit future issuance

- under our 1999 Stock Option Plan of up to 145,000 shares of common stock,

- for conversion of our outstanding series A convertible preferred stock into 166,667 shares of common stock following completion of the merger-acquisition,

-        for potential acquisitions, and

-        as a source for further capital funding.

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

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PROPOSAL FIVE -- ELECTION OF DIRECTORS (PAGE 35)

         The election of four directors, each to hold office until the 2001 annual meeting of shareholders and until his successor is duly elected and qualified.

PROPOSAL SIX -- RATIFICATION OF INDEPENDENT ACCOUNTANTS (PAGE 40)

         Ratification of Murrell Hall McIntosh & Co., PLLP as the independent accountants for 2000. Murrell Hall McIntosh & Co., PLLP has been our independent accountants since 1999.

         OUR BOARD OF DIRECTORS UNANIMOUSLY APPROVED AND RECOMMENDS TO YOU AND OUR OTHER SHAREHOLDERS APPROVAL OF EACH OF THE FOREGOING PROPOSALS.


                     THE FORESIGHT, INC. MERGER-ACQUISITION


FORESIGHT, INC. (PAGE 43)
2500 SOUTH MCGEE DRIVE, SUITE 200
NORMAN, OKLAHOMA 73072
(405) 579-9000

         Foresight primarily designs and markets membership and loyalty programs for rental-purchase companies, financial institutions, employer groups, retailers and association-based organizations. These programs are offered and sold as a value-added feature of a point-of-sale transaction (either rental or purchase) or by direct marketing through direct mail and other direct marketing distribution. Program members are offered and provided products and services of Foresight and third-party vendors. The products and services are bundled, enhanced, priced and marketed utilizing relationship marketing strategies to target the profiled needs of the client's particular customer base. The marketing programs offer members an economic, efficient and expedient method of purchasing the products and services offered. As of June 30, 2000, Foresight had approximately 115 client organizations offering various membership programs with approximately 560,000 members.

         The program products and services currently offered by Foresight include various forms of

- insurance products, including accidental death and dismemberment, property and unemployment insurance,

- consumer discounts and benefits, including discounted fees for health services including savings on prescription drugs, dental services and vision products and services, credit card and valuables registration services, credit reporting and monitoring services, legal services and legal defense reimbursement, travel services, and Internet web portal,

- discount programs and services utilizing redeemable discount coupons, including offers for food, household services and entertainment options (amusement or theme park discounts), and

- automotive services including roadside assistance, discounted automotive services, theft reward, emergency travel and ambulance expense reimbursements.

In addition, Foresight has the ability to build loyalty based point programs into its membership programs. The points can be redeemed by members for a variety of products and discounts which may include airline miles or in-store discounts. The type of point program is customized to the needs of Foresight's client.

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

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PRECIS SMART CARD SYSTEMS, INC. (PAGE 58)
2500 SOUTH MCGEE DRIVE, SUITE 147
NORMAN, OKLAHOMA 73072
(405) 292-4900

         We at Precis Smart Card Systems, Inc. are a development stage company. We have developed and marketed on a limited basis commercial software products using a technology commonly referred to as "smart cards." The smart card contains an embedded microchip that serves as an information storage device that performs limited computer functions. This smart card technology enables electronic commerce for point-of-sale transactions and can serve as an information storage device for personal healthcare and emergency medical treatment. Our products include the following:

- Precis Health Card System-TM- -- personal medical history and information are stored on the care smart card for use by healthcare providers and emergency response personnel;

- PrecisCache-TM- -- an amount of money value is stored on a disposable smart card that may be used to purchase products or services typically in closed areas including stadiums, arenas, campuses, and events and specific retail sites;

- PrecisReserve-TM- -- a reusable smart card system on which an amount of money value is initially stored and additional amounts may be added to replenish the money value and may be used to purchase products or services; and

- PrecisPersona-TM- -- a smart card system designed for use by marketers, retailers, distributors and manufacturers to track customer purchasing preferences and patterns and reward customer loyalty through discounts, refunds and other complementary gifts.

Thesep roducts may require enhancement or further development depending on the customer's proposed use of our products.

REASONS FOR THE MERGER-ACQUISITION (PAGE 20)

Our Board of Directors believes the merger-acquisition will benefit you, our ohter shareholders and us for a number of reasons:

1. The successful implementation of our business plan largely depends on the effectiveness of our efforts to market our smart card technology. Currently, Foresight is assisting in marketing our smart card products and technology. We believe that companies with smart card marketing experience are very limited. Therefore, we may not be able to obtain marketing assistance from other third-party marketers. Without this assistance, our product marketing will be limited to our internal marketing staff, which we believe will increase the possibility that our marketing activities will be unsuccessful.

2. We believe the merger-acquisition will permit cost savings which increase the efficiency of our operations. This also should reduce our losses and we anticipate will ultimately lead to our profitability.

3. You and our other shareholders will own an interest in a larger and more diversified company. Although this puts you and our other shareholders at risk with regard to the aspects of Foresight's business, the acquisition of Foresight will provide other sources of revenues. Consequently, our success and profitability will not be solely dependent upon our smart card technology and its market acceptance.

4. We anticipate that Foresight's future revenues, cash flows and profits, when combined with ours, will reduce the "burn rate" or rate of exhaustion of our capital resources, including the remaining net proceeds of our initial public offering.

5. Our smart card products and computer software applications are subject to rapid technological change and obsolescence and any developed market position in the smart card industry or other markets that we may enter could be eroded rapidly by product advancements. We believe that Foresight's business and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         products will add product diversification, as well as revenue source diversification as mentioned above, consequently reducing the risk of technology obsolescence.

Our expected or anticipated effects of the merger-acquisition, of course, are forward-looking and there is no assurance that they will be realized. You should review the "Risk Factors" section of this Proxy Statement and familiarize yourself with Foresight by reading the information provided elsewhere in this Proxy Statement before making your decision to approve the Agreement and Plan of Merger.

CONDITIONS THAT MUST BE SATISFIED TO COMPLETE THE MERGER-ACQUISITION (PAGE 28)

         Completion of the merger-acquisition depends on a number of conditions being met. These conditions are contained in the Agreement and Plan of Merger. Some of the conditions are:

1.       our shareholders must approve the Agreement and Plan of Merger; and

2. there must be no governmental order blocking completion of the merger-acquisition and no governmental proceeding threatening to block the merger-acquisition.

Unless prohibited by law, we or Foresight may waive any condition to the merger-acquisition (other than our shareholders' approval) that has not been satisfied and complete the merger-acquisition anyway. We cannot be certain whether or when any of these conditions will be satisfied or waived if possible. We cannot be certain that we will complete the merger-acquisition.

TERMINATION OF THE MERGER-ACQUISITION (PAGE 29)

We and Foresight may agree to terminate the Agreement and Plan of Merger, even if previously approved by our shareholders. Furthermore, we or Foresight may terminate at any time prior to the effective time for a number of reasons, including:

1.       if the merger-acquisition is not completed by September 30, 2000; or

2. if there is a non-appealable final order, decree or ruling or other action having the effect of permanently restraining, enjoining or otherwise prohibiting the merger-acquisition; or

3. if we on the one hand or Foresight on the other hand materially violates any of our or Foresight's (as the case may be) representations, warranties or obligations under the Agreement and Plan of Merger.

We or Foresight cannot seek to terminate the Agreement and Plan of Merger if we or Foresight, as the case may be, caused the reason for termination or material breach.

FEDERAL INCOME TAX CONSEQUENCES (PAGE 25)

         We expect that you, our other shareholders and us will not recognize any gain or loss for U.S. federal income tax purposes in connection with the merger-acquisition. We will receive an opinion of our legal counsel that this is the case. However, this opinion will not be binding on the Internal Revenue Service, which could take a different view.

ACCOUNTING TREATMENT (PAGE 25)

         For accounting purposes, we will be considered to have purchased Foresight. On a pro forma basis, the purchase price of Foresight will be $3,750,000, which will be recorded as goodwill (an intangible asset). This goodwill will be amortized over 15 years and will be attributable to Foresight's customer contracts, customer list, product development and vendor network. Any additional shares of our common stock issued and delivered in connection with and subsequent to the merger-acquisition of Foresight will be recorded as additional goodwill. These additional shares, if any, will increase the purchase price of Foresight and will be recorded as additional goodwill based upon the market value of the shares on the date of issuance. This additional goodwill will be amortized over the remainder of the 15-year period.

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

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LACK OF OPINION OF FINANCIAL ADVISOR (PAGE 23)

         In merger-acquisition transactions, the respective companies in some circumstances obtain opinions of investment banking or financial adviser firms. These opinions relate to the fairness to the respective shareholders of the consideration to be received in the merger-acquisition from a financial point of view. We have not obtained and will not seek an opinion from an investment banking or financial adviser firm regarding the fairness of our merger-acquisition of Foresight. However, without reliance on an independent third-party fairness opinion, our Board of Directors concluded that the consideration to be paid by us to the Foresight shareholders in the merger-acquisition is fair from a financial point of view to you and our other shareholders.

SHAREHOLDERS DO NOT HAVE APPRAISAL RIGHTS (PAGE 24)

         Although we are seeking approval of the merger-acquisition of Foresight, this approval is not required under the Oklahoma General Corporation Act. Accordingly, you and our other shareholders will not have any rights of appraisal under the Oklahoma General Corporation Act.

MANAGEMENT CHANGES AFTER THE MERGER-ACQUISITION (PAGE 24)

         Upon completion of the merger-acquisition, the number of directors serving on our Board of Directors will be increased to seven and Paul A. Kruger, John Simonelli and Mark R. Kidd will become members of our Board of Directors.

INTERESTS OF OUR EXECUTIVE OFFICERS AND DIRECTORS IN THE MERGER-ACQUISITION (PAGE 24)

         Our Chief Financial Officer, Controller and Secretary, Mark R. Kidd, also serves as Executive Vice President, Chief Financial Officer, Secretary and a Director of Foresight. Mr. Kidd has an interest in the merger-acquisition that is different from your and our other shareholders' interests. On the effective date of the merger, Mr. Kidd will be entitled to receive 50,000 shares of our common stock in exchange for his common stock shares of Foresight and, pursuant to an agreement with Paul A. Kruger, a portion of the additional shares of common stock that may be issued in connection with the merger-acquisition. In addition, we have agreed to enter into an employment agreement with Mr. Kidd providing for employee compensation and benefits similar to the compensation and benefits being received by Mr. Kidd from Foresight immediately prior to the effective time of the merger-acquisition.

--------------------------------------------------------------------------------

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                   SUMMARY HISTORICAL AND UNAUDITED PRO FORMA
                    COMBINED CONDENSED FINANCIAL INFORMATION

FORESIGHT, INC. SELECTED HISTORICAL FINANCIAL INFORMATION

         The following table presents selected historical financial data of Foresight. The financial data presented below as of December 31, 1999 and 1998 and for each of the years ended on these dates are audited and have been derived from the financial statements of Foresight which are contained in this proxy statement. The financial data as of June 30, 2000 and 1999 and for the six months ended on these dates are unaudited and derived from the financial statements of Foresight which are contained in this proxy statement. You should read this information together with Foresight's financial statements and their notes and with Foresight's "Management's Discussion and Analysis of Financial Condition and Results of Operations" which are presented later in this proxy statement.

                                                               FOR THE YEAR              FOR THE SIX MONTHS
                                                                   ENDED                        ENDED
                                                               DECEMBER 31,                    JUNE 30,
                                                      ---------------------------    ----------------------------
                                                           1999          1998             2000           1999
                                                      -------------  ------------    -------------    -----------
STATEMENT OF OPERATIONS DATA:
Product and service revenues (1)......................$  6,635,390   $ 17,818,861    $  3,617,492     $ 3,300,819
                                                      ------------   ------------    ------------     -----------
Operating expenses--
    Product deployment................................   4,249,225     11,595,396       2,287,622       2,215,173
    Sales and marketing...............................     677,702        720,973         385,829         325,207
    General and administrative........................   1,259,099      1,868,007         762,558         444,736
                                                      ------------   ------------    ------------     -----------
            Total operating expenses (1)..............   6,186,026     14,184,376       3,436,009       2,985,116
                                                      ------------   ------------    ------------     -----------
            Operating income..........................     449,364      3,634,485         181,483         315,703
Other income--
    Interest (income) expense.........................      (1,740)       (49,870)         (6,325)          3,744
                                                      ------------   ------------    ------------     -----------
Income before income taxes............................     451,104      3,684,355         187,808         311,959
Provision for income taxes - current..................    (150,000)           --          (42,000)       (115,000)
                                                      ------------   ------------    ------------     -----------
Net income............................................     301,104      3,684,355    $    145,808         196,959
                                                                                     ============
Pro forma provision for income taxes (unaudited)......     (13,000)    (1,400,000)                        (13,000)
                                                      ------------   ------------                     -----------
Pro forma net income (unaudited)......................$    288,104   $  2,284,355                     $   183,959
                                                      ============   ============                     ===========
Earnings per share--
    Net income per share..............................$     602.21   $   7,368.71    $     291.62     $    393.92
                                                      ============   ============    ============     ===========
    Pro forma net income per share (unaudited)........$     576.21   $   4,568.71                     $    367.92
                                                      ============   ============                     ===========

    Weighted average number of common
        shares outstanding............................         500            500             500             500
                                                      ============   ============    ============     ===========


                                                                                DECEMBER  31,
                                                                          -------------------------       JUNE 30,
                                                                             1999           1998            2000
                                                                          ---------      ----------     -----------
BALANCE SHEET DATA:
Current assets........................................................    $ 975,486      $3,309,819     $ 1,084,635
Working capital (deficit).............................................     (164,438)      2,783,305          (6,332)
Total assets..........................................................    1,133,608       3,317,758       1,230,459
Current liabilities...................................................    1,139,924         526,514       1,090,967
Long-term debt, net of current portion................................          --              --              --
Stockholders' equity (deficit)........................................      (45,316)      2,791,244         100,492



(1) THE DECREASE IN REVENUE AND TOTAL OPERATING EXPENSES FROM 1998 TO 1999 WAS PRIMARILY ATTRIBUTABLE TO THE LOSS OF ONE LARGE RENTAL-PURCHASE CLIENT IN 1998. THE REVENUE FROM THIS CLIENT IN 1998 WAS APPROXIMATELY $11,000,000. NO REVENUE WAS RECEIVED FROM THIS CLIENT IN 1999.

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                                      -8-

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PRECIS SMART CARD SYSTEMS, INC. SELECTED HISTORICAL FINANCIAL INFORMATION

         The following table presents our selected historical financial data. The financial data presented below as of December 31, 1999 and 1998 and for the years ended on these dates are audited and have been derived from our financial statements which are contained in this proxy statement. The financial data as of June 30, 2000 and 1999 and for the six months ended on these dates are unaudited and derived from our financial statements which are contained in this proxy statement. You should read this information together with our financial statements and their notes and with our "Management's Discussion and Analysis of Financial Condition and Results of Operations" which are presented later in this proxy statement.

                                                            FOR THE YEAR ENDED          FOR THE SIX MONTHS ENDED
                                                               DECEMBER  31,                   JUNE  30,
                                                      ---------------------------     ----------------------------
                                                           1999            1998            2000             1999
                                                      -----------     -----------     -----------      -----------
STATEMENT OF OPERATIONS DATA:
Product and service revenues......................    $    63,060     $   322,483     $     --         $    25,000
                                                      -----------     -----------     -----------      -----------
Operating expenses--
    Product deployment and
        research and development..................        230,828         389,586         113,233          134,462
    Sales and marketing...........................        163,712         147,411          87,587           79,321
    General and administrative....................        382,764         399,756         234,800          217,124
                                                      -----------     -----------     -----------      -----------
            Total operating expenses..............        777,304         936,753         435,620          430,907
                                                      -----------     -----------     -----------      -----------
            Operating loss........................       (714,244)       (614,270)       (435,620)        (405,907)
                                                      -----------     -----------     -----------      -----------
Other expense (income)--
    Interest expense..............................         79,261          59,196          23,644           42,834
    Interest income...............................           --            (2,136)        (91,428)            --
                                                      -----------     -----------     -----------      -----------
                                                           79,261          57,060         (67,784)          42,834
                                                      -----------     -----------     -----------      -----------
Net loss -- Deficit accumulated
    during development state......................    $  (793,505)    $  (671,330)    $  (367,836)     $  (448,741)
                                                      ===========     ===========     ===========      ===========

    Weighted average number of common
        shares outstanding........................      1,200,000       1,200,000       2,158,000        1,200,000
                                                      ===========     ===========     ===========      ===========
    Net (loss) per share..........................    $     (0.66)    $     (0.56)    $     (0.17)     $     (0.37)
                                                      ===========     ===========     ===========      ===========

                                                                               DECEMBER  31,
                                                                       ----------------------------      JUNE  30,
                                                                            1999            1998            2000
                                                                       ------------      ----------     ----------
BALANCE SHEET DATA:
Current assets....................................................     $    21,538       $  10,035      $4,278,971
Working capital (deficit).........................................      (1,198,107)       (757,441)      4,227,989
Total assets......................................................         168,966          74,253       4,308,971
Current liabilities...............................................       1,219,645         767,476          50,982
Long-term debt, net of current portion............................             --           41,570             --
Stockholders' equity (deficit)....................................      (1,050,679)       (734,793)      4,257,989









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                                      -9-

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SUMMARY UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

         The following table presents our selected pro forma combined financial information assuming that the merger-acquisition of Foresight occurred on the date of the balance sheet and at the beginning of each period for which results of operations are presented. The information presented below is derived from, and should be read in conjunction with, our financial statements and the financial statements of Foresight, our unaudited pro forma combined financial information and other information related to us and Foresight, all presented later in this proxy statement. The pro forma information is presented for illustrative purposes only, is not necessarily indicative of the results of operations or financial position that would have been achieved if the transactions included in the pro forma adjustments had been consummated in accordance with the assumptions set forth in the notes to our unaudited pro forma combined financial statements, and is not necessarily indicative of our future operating results or financial position.


                                                                                          PRO FORMA COMBINED
                                                                                  ---------------------------------
                                                                                                       SIX MONTHS
                                                                                      YEAR ENDED          ENDED
                                                                                  DECEMBER 31, 1999   JUNE 30, 2000
                                                                                  -----------------   -------------
STATEMENT OF OPERATIONS DATA:
Product and service revenues.................................................       $  6,698,450      $  3,617,492
                                                                                    ------------      ------------
Operating expenses:
     Product deployment and research and development.........................          4,480,053         2,400,855
     Sales and marketing.....................................................            841,414           472,876
     General and administrative..............................................          1,885,164         1,119,009
                                                                                    ------------      ------------
         Total operating expenses............................................          7,206,631         3,992,740
                                                                                    ------------      ------------

Operating income (loss)......................................................           (508,181)         (375,248)
                                                                                    ------------      ------------
Other expense (income):

     Interest expense........................................................             79,261            23,694
     Interest income.........................................................             (1,740)          (97,803)
                                                                                    ------------      ------------
                                                                                          77,521           (74,109)
                                                                                    ------------      ------------

Income (loss) before income taxes............................................           (585,702)         (301,139)
                                                                                    ------------      ------------

Net income (loss)............................................................           (585,702)         (301,139)

Preferred dividend requirements..............................................            240,000           120,000
                                                                                    ------------      ------------

Net loss available to common shareholders....................................       $   (825,702)     $   (421,139)
                                                                                    ============      ============

Net loss per common share....................................................       $      (0.49)     $      (0.16)
                                                                                    ============      ============

Weighted average number of common shares outstanding.........................          1,700,000         2,658,000
                                                                                    ============      ============


                                                                                                          JUNE 30,
                                                                                                            2000
                                                                                                         ----------
BALANCE SHEET DATA:
Current assets...................................................................................        $5,363,606
Working capital..................................................................................         4,221,657
Total assets.....................................................................................         9,188,938
Current liabilities..............................................................................         1,141,949
Long-term debt, net of current portion...........................................................               --
Stockholders' equity.............................................................................         8,007,989


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                                     -10-

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UNAUDITED COMPARATIVE PER SHARE INFORMATION

         The following table presents our and Foresight's comparative earnings
(loss) per share and shareholders' equity (deficit) per share on a historical basis and on a pro forma basis giving effect to our merger-acquisition of Foresight. The historical information is derived from our and Foresight's historical financial statements presented later in this proxy statement. The unaudited pro forma information assumes that Foresight has been merged with us throughout the periods presented.



                                                                                           FOR THE      FOR THE SIX
                                                                                         YEAR ENDED     MONTHS ENDED
                                                                                         DECEMBER 31,     JUNE 30,
                                                                                            1999            2000
                                                                                         ------------   ------------
Earnings (loss) per common share from operations
     Precis Smart Card Systems, Inc.:
          Historical..............................................................        $  (0.66)       $  (0.17)
          Pro forma combined for the merger-acquisition(1)........................           (0.49)          (0.16)
     Foresight, Inc.:
          Historical..............................................................          602.21          291.62
          Pro forma equivalent for the merger-acquisition(2)......................         (653.34)        (213.34)
Dividends per common share
     Precis Smart Card Systems, Inc.:
          Historical..............................................................             --              --
          Pro forma combined for the merger-acquisition(1)........................            0.25             --
     Foresight, Inc.:
          Historical..............................................................          860.00             --
          Pro forma equivalent for the merger-acquisition(2)......................          333.34             --
Stockholders' equity (deficit) per common share (end of period)
     Precis Smart Card Systems, Inc.:
          Historical..............................................................           (0.88)           1.81
          Pro forma combined for the merger-acquisition(1)........................             N/A            2.81
     Foresight, Inc.:
          Historical..............................................................          (90.63)         200.98
          Pro forma equivalent for the merger-acquisition(2)......................             N/A        3,746.66
Net tangible book value (deficit) per common share (end of period)(3)
     Precis Smart Card Systems, Inc.:
          Historical..............................................................           (0.88)           1.81
          Pro forma combined for the merger-acquisition(1)........................             N/A            1.53
     Foresight, Inc.:
          Historical..............................................................          (90.63)         200.98
          Pro forma equivalent for the merger-acquisition(2)......................             N/A        2,040.00
Pro forma combined for the merger-acquisition dilution or accretion
     Stockholders' equity (end of period) accretion per common share..............             N/A            1.00
     Net tangible book value (end of period) dilution per common share(3).........             N/A            0.28


--------------------------------------
(1) The unaudited comparative per share information is presented for informational purposes only and does not give effect to any synergies that may occur due to the combining of our and Foresight's operations. We expect to incur legal, accounting, proxy printing and distribution expenses of approximately $45,000 in connection with the merger-acquisition. These charges are not reflected in the unaudited pro forma combined balance sheet or statements of operations.

(2) The Foresight per share pro forma equivalent for the merger-acquisition is calculated by multiplying our pro forma combined for the merger-acquisition share amount by the share exchange ratio (each common stock share of Foresight being equivalent to 1,333.33 shares of our common stock, assuming conversion of the series A convertible preferred stock into 166,667 shares of our common stock).


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                                     -11-

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(3)     The net tangible book value per share for the pro forma combined presentation is based upon the number of shares of common stock outstanding at the end of the period, adjusted to include the shares of common stock issued pursuant to the merger-acquisition. Net tangible book value per share represents the amount of our tangible net worth (total tangible assets, less total liabilities) divided by the total number of shares of common stock outstanding.




























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                                     -12-

                                  RISK FACTORS

         In addition to the other information in this Proxy Statement, you should carefully consider the risk factors discussed below in evaluating the merger-acquisition of Foresight, Inc. Many of the factors discussed below are not within Foresight's or our control. We provide no assurance that, following completion of the merger-acquisition, one or more of these factors will not adversely affect the market price of our common stock, our future operations, and our business, financial condition, or results of operations. The occurrence of these factors following completion of the merger-acquisition of Foresight may ultimately require significant reduction or discontinuance of our operations, require us to seek a merger partner or require us to sell additional stock on terms that are highly dilutive to our shareholders.

CAUTIONARY STATEMENT RELATING TO FORWARD LOOKING INFORMATION

         We have included some forward-looking statements in this section and other places in this Proxy Statement regarding our expectations after completion of the merger-acquisition. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, levels of activity, performance or achievements, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking terminology including "believes," "expects," "may," "will," "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategies that involve risks and uncertainties. You should read statements that contain these words carefully because they:

-        discuss our future expectations;

- contain projections of our future operating results or of our future financial condition; or

-        state other "forward-looking" information.

         We believe it is important to communicate our expectations to you, but events may occur in the future over which we have no control and which we are not accurately able to predict.

RISKS ASSOCIATED WITH THE MERGER-ACQUISITION

         Although we believe that Foresight's business will complement and fit well with our needs for marketing of our smart card technology and products, the marketing business is new to us. Our unfamiliarity with this business may make it more difficult to integrate Foresight's operations with ours. We will not achieve the anticipated benefits of the merger-acquisition unless we successfully integrate the operations of Foresight. There can be no assurance that this will occur.

ASSUMPTION OF CONTINGENT TAX LIABILITY

         In January 1999, the former parent of Foresight, Universal Marketing Services, Inc., purchased the outstanding common stock Foresight for $4,540,000. Universal Marketing Services agreed to indemnify the former owners of the common stock of Foresight for the increase in federal income taxes and any applicable penalties to the extent that $4,532,000 of the purchase price does not qualify for long-term capital gain treatment. These former shareholders reported $4,532,000 of the purchase price as long-term capital gain. In connection with the merger-acquisition, we will assume this indemnification obligation of Universal Marketing Services. Upon examination the Internal Revenue Service may take the position that a portion of the $4,532,000 should be classified as ordinary income taxable at the maximum federal income tax rate of 39.6% rather than the applicable 20% rate. In the event the Internal Revenue Service successfully asserts that long-term capital gain classification was improper, we will be required to indemnify the former shareholders.

DEPENDENCE ON CLIENTS

         In carrying out its program marketing activities, Foresight is dependent upon its clients utilizing its services to design membership programs for customers. Each marketing program is approved by the client prior to presentation to the client's customers.

         Approximately 74% and 75% of Foresight's revenues for the year ended December 31, 1999 and the six months ended June 30, 2000, were attributable to membership programs of Rent Way, Inc. Those client relationships that are pursuant to written contracts typically may be terminated by us or the client upon 90 days' notice prior to the initial two-year anniversary or the one-year anniversary date thereafter without cause and without penalty. Generally, upon such termination, the client may not offer similar products or services for a one-year period; however, Foresight is not prohibited from continuing to offer or provide membership services and products directly or indirectly to the client's individual customers. If the agreement is terminated for Foresight's default, Foresight is are prohibited from renewing memberships and the client has the right to cause Foresight to terminate its relationship with existing program members. Events that constitute default include events outside Foresight's control, including acts and omissions by Foresight's third-party product and service vendors or providers. Foresight can not provide any assurance that Foresight's principal client and other clients will not terminate their relationship with Foresight or that clients will provide additional customer lists for Foresight's use in further marketing of new or existing membership programs.

CLIENT RELATIONSHIPS ARE GENERALLY DEVELOPED OVER A PERIOD OF SIX MONTHS OR MORE

         Foresight's client relationships are based in part on professional relationships and the reputation of its management and marketing personnel. Consequently, client relationships may be adversely affected by events beyond Foresight's control, such as departures of key personnel and alterations in professional relationships, and lost clients may not be replaced on a timely basis, if at all.

         The loss of any client for any reason, particularly Foresight's client that accounted for more than 70% of its revenues during 1999 and the first six months of 2000, could have a material adverse effect on Foresight's (as well as ours following completion of the merger-acquisition) business, financial condition and results of operations.

DEPENDENCE ON MEMBERSHIP RENEWALS

         Generally, during the initial year of an individual membership program, as compared to renewal years, the program generates minimal cash flows due to higher marketing costs associated with initial member procurement. Furthermore, a higher percentage of cancellations occurs during the initial membership period as compared to renewal periods. Accordingly, Foresight's revenues and profitability from membership programs depend on recurring and sustained membership renewals. Renewal rates are inherently uncertain. There are a number of factors affecting renewals, many of which are outside of Foresight's control, including changing member preferences, competitive price pressures, general economic conditions and customer satisfaction. Foresight does not provide any assurance that a particular membership program will generate sufficient renewals to become profitable or that memberships, if renewed, will not be subsequently canceled. Failure of one or more of a client's membership programs to generate recurring and sustained membership sales or renewals may have a material adverse effect on Foresight's (as well as ours following completion of the merger-acquisition) business, financial condition and results of operations.

COMPETITION

         Competition is intense in the membership services market for clients. Foresight offers membership programs that provide products and services similar to or directly compete with products and services offered by Foresight's competitors as well as the providers of such products and services through other channels of distribution. Through contractual arrangements with a competitor, potential clients may be prohibited from contracting with Foresight to design a membership program if the services or products provided by Foresight's program are similar to, or merely overlap with, the services or products provided by an existing competitor's program. Although not permitted under the current agreements with Foresight's clients, in the future some of Foresight's clients may provide, either directly or through third parties, programs offered by Foresight's competitors that directly compete with Foresight's programs.

Competition for new members is also intense, particularly as the market becomes saturated with customers who are already members of competing programs. Foresight's principal competitors are Cendant Corporation, Memberworks, Inc., Nationwide Club Administrators, Inc., Encore International, Inc. and Consumer Benefit Services, Inc. Foresight's other competitors include large retailers, travel agencies, financial institutions, and other organizations which offer benefit programs to their customers. There can be no assurance that:

- Foresight's competitors will not increase their emphasis on programs similar to those offered by Foresight and more directly compete with it;

-        new competitors will not enter the market; or

-        other businesses will not themselves introduce competing programs.

         Many of Foresight's competitors have substantially larger customer bases and greater financial and other resources. We and Foresight can not provide any assurance that Foresight's competitors will not provide programs comparable or superior to the client programs designed by Foresight at lower membership prices or adapt more quickly to evolving industry trends or changing market requirements. Also, strategic alliances among competitors may emerge resulting in concentration of market share. Increased competition may result in price reductions, reduced gross margins, and loss of market share, any of which could materially adversely affect the combined business, financial condition and results of operations of Foresight and us. There can be no assurance that Foresight (and following completion of the merger-acquisition that we) will be able to compete effectively against current and future competitors.

NEW PROGRAM INTRODUCTIONS

         A critical element of Foresight's marketing business is the ability to develop and successfully introduce new membership programs that meet the needs of clients and generate consumer interest. Foresight's failure to design and provide new programs to clients in a timely manner could result in loss of clients and market share to Foresight's competitors. In addition, a client's introduction or announcement of new programs, whether designed by Foresight or its competitors, may render Foresight's existing programs noncompetitive or obsolete, or result in a delay or decrease in orders as customers evaluate new programs or select the new programs as an alternative to existing programs. Thus, the announcement or introduction of new competitive programs, whether offered by Foresight or its competitors, or Foresight's (as well as ours following completion of the merger-acquisition) failure to design or the clients' failure to introduce new programs which have broad consumer appeal, could have a material adverse effect on Foresight's (as well as ours following completion of the merger-acquisition) business, financial condition and results of operations.

DEPENDENCE ON VENDORS

         Foresight and most of its clients depend on independent third-party vendors to provide products and services to program members. In addition, Foresight depends on its clients to market Foresight's membership programs. Foresight's arrangements with vendors generally may be terminated by the vendor with limited prior notice. There is no assurance that, in the event a vendor ceases operations, or terminates, breaches or chooses not to renew its agreement with a client or Foresight, a replacement vendor could be retained on a timely basis, if at all. In addition, vendors are independent contractors and the level and quality of services provided is not within Foresight's control. Any service delays, interruptions, or quality problems could result in customer dissatisfaction and membership cancellations, that could have a material adverse effect on Foresight's (as well as ours following completion of the merger-acquisition) business, financial condition and results of operations.

DEPENDENCY ON RETAILERS

         The success of Foresight's marketing activities is dependent in large part on continued demand for Foresight's marketing program design capabilities as well as the economic conditions of the industries served by Foresight's clients or prospective clients. In particular, programs designed by Foresight and marketed by its clients in the rental-purchase industry accounted for substantially all of Foresight's revenues in 1999. A significant downturn in the rental-purchase industry as well as any other industry served by Foresight's clients or an industry trend to reduce or eliminate the use of membership programs would have a material adverse effect on Foresight's (as well as ours following completion of the merger-acquisition) business, financial condition and results of operations.

MEMBERSHIP PROGRAM INDUSTRY; IMPACT OF THE INTERNET AND OTHER COMPETING
INDUSTRIES

         Foresight, like all other providers of consumer membership programs, competes for client marketing budget dollars with other marketing activities and, in particular, other forms of direct marketing activities, such as direct mail or delivery distribution. More recently, there have been significant advances in new forms of direct marketing, such as the development of interactive shopping and data collection through television, the Internet and other media. As widely reported and predicted, electronic interactive shopping and information exchange on the World Wide Web has and continues to proliferate significantly. To the extent such proliferation continues, electronic shopping on the Internet and the World Wide Web may have a material adverse effect on the demand for membership service programs. Furthermore, as the telemarketing industry continues to grow, the effectiveness of telemarketing as a direct marketing tool may decrease as a result of increased consumer resistance to telemarketing in general.

RELIANCE ON COMPUTER AND COMMUNICATIONS SYSTEMS; TECHNOLOGY OBSOLESCENCE

         Foresight's business is highly dependent on its computer and telecommunications systems and any temporary or permanent loss of either system, for whatever reason, could have a material adverse effect on Foresight's (as well as ours following completion of the merger-acquisition) business, financial condition and results of operations. In addition, the technologies on which Foresight is dependent to compete effectively and meet its clients' needs are rapidly evolving and in many instances are characterized by short product life cycles or innovation. As a result, Foresight is dependent on ongoing, significant investment in advanced computer and telecommunications technology and its ability to anticipate and adapt to technological shifts. There is no assurance that Foresight will be successful in anticipating or adapting to technological changes or in selecting and developing new and enhanced technology on a timely basis.

DEPENDENCE ON TELEPHONE SERVICE

         The marketing of products and services to and support of program members is highly dependent on telephone services provided by various local and long distance telephone companies. Foresight's (as well as ours following completion of the merger-acquisition) business, financial condition and results of operations could be adversely affected by any one of the following:

-        any significant interruption in telephone services;

- limitations on the ability of telephone companies to provide us with increased capacity that may be required in the future, if any; and

- rate increases imposed by these telephone companies and the corresponding increases in operating expenses.

GOVERNMENT REGULATION; ADVERSE PUBLICITY

         Although historically utilized to a limited extent, Foresight's membership programs are sometimes marketed via telemarketing. The telemarketing industry is subject to an increasing amount of federal and state regulation as well as general public scrutiny. The Federal Telephone Consumer Protection Act of 1991 limits the hours during which telemarketers may call consumers and prohibits the use of automated telephone dialing equipment to call certain telephone numbers. The Federal Telemarketing and Consumer Fraud and Abuse Prevention Act of 1994, and Federal Trade Commission regulations promulgated thereunder, prohibit deceptive, unfair or abusive practices in telemarketing sales. Both the Federal Trade Commission and state attorneys general have authority to prevent telemarketing activities that constitute "unfair or deceptive acts or practices." Additionally, some states have enacted laws and others are considering enacting laws targeted directly at telemarketing practices. We provide no assurance that any such laws, if enacted, will not adversely affect or limit Foresight's future operations.

         Foresight is responsible for compliance with federal and state regulations. The membership programs industry is especially susceptible to charges by the media of regulatory noncompliance and unfair dealing. As is often the case, the media may publicize perceived non-compliance with consumer protection regulations and violations of notions of fair dealing with consumers. Foresight's failure to comply with current as well as newly enacted or adopted federal and state regulations could have a material adverse effect upon Foresight's (as well as ours following completion of the merger-acquisition) business, financial condition and results of operations in addition to the following:

- non-compliance may cause us to become the subject of a variety of enforcement or private actions for non-compliance;

- compliance with changes in applicable regulations could materially increase the associated operating costs;

- non-compliance with any rules and regulations enforced by a federal or state consumer protection authority may subject us or our management personnel to fines or various forms of civil or criminal prosecution; and

- non-compliance or alleged non-compliance may result in negative publicity potentially damaging our reputation, client relationships and the relationship with program members and consumers in general.

FEDERAL TRADE COMMISSION LEGAL PROCEEDINGS

         In July 1999, the Federal Trade Commission commenced an investigation of the telemarketing of credit card registration services by Universal Marketing Services, Inc. On June 28, 2000, the Federal Trade Commission filed a complaint in the United States District Court for the Western District of Oklahoma against Universal Marketing Services, Inc. and its President, Steven Brett Wimberley. Universal Marketing Services was formerly the parent of Foresight and managed the operations of Foresight. The investigated telemarketing activities were conducted by an unrelated third party pursuant to a written agreement. Under this agreement, the third party agreed to conduct all telemarketing activities in compliance with the rules and regulations of the Federal Trade Commission. The Federal Trade Commission would not limit its investigation to or agree only to pursue the third party. To avoid prolonged litigation and the associated expenses, Universal Marketing Services and Mr. Wimberley agreed to a stipulated judgment and a $100,000 consent judgment was entered against them.

         Under the terms of the stipulated judgment, Universal Marketing Services and Mr. Wimberley are banned from engaging in, or assisting others in, the promotion, advertising, marketing, offering for sale or sale of any credit card registration or protection services through telemarketing. Additionally, the rights of Universal Marketing Services and Mr. Wimberley to telemarket other products are subject to restrictions and monitoring by the Federal Trade Commission. Foresight is neither the subject of the investigation nor a party to the stipulated judgment. However, Foresight's telemarketing activities (as well as our telemarketing activities following completion of the merger-acquisition) may become subject to restrictions and monitoring similar to those imposed by the stipulated judgment, whether conducted with Universal Marketing Services, Mr. Wimberley or an unrelated third party.

                                  PROPOSAL ONE

                             THE MERGER-ACQUISITION

BACKGROUND OF THE MERGER-ACQUISITION

         In connection with marketing of our products, our chief executive officer contacted representatives of Universal Marketing Services, Inc. to develop and assist in marketing our smart card products and services. Commencing in January 1999, our executive officers and those of Universal Marketing met to discuss and negotiate terms of the acquisition of Universal Marketing. The parties were unable to agree on the financial terms and merger consideration of the acquisition, which involved us issuing approximately 2,000,000 shares of our common stock to the shareholders of Universal Marketing with an anticipated market value of $12,000,000 based upon the anticipated initial public offering price of our common stock. As a result, our discussions and negotiations with Universal Marketing terminated in mid-1999 without any agreement being reached.

         During December 1999, the common stock of Foresight, Inc., formerly a wholly-owned subsidiary of Universal Marketing, was transferred to Paul A. Kruger and Mark R. Kidd, both former shareholders of Universal Marketing. Foresight and its executive officers have significant experience in marketing membership and loyalty programs to large groups of consumers. In connection with the development and marketing of our products such as the roll-out of the Precis Instacare Emergency Card, we determined that Foresight's marketing abilities and experience could greatly enhance our ability to package and market our products, and as a result, merger discussions and negotiations resumed in February 2000 with Foresight. During the period between mid-1999 and February 2000, there was no significant relationship between us and Universal Marketing or Foresight. However, our Chief Financial Officer, Mark
R. Kidd, is also an executive officer and shareholder of Foresight and prior to December 1999, an executive officer and shareholder of Universal Marketing. Mr. Kidd was party to the negotiations of the merger on the behalf of Foresight as the minority shareholder, but did not participate on our behalf. In addition, Mr. Kidd is not a member of our Board of Directors and, as such, did not participate in our Board's consideration and the discussion of the terms of the merger-acquisition and was not involved in the Board's approval of the merger. Furthermore, Mr. Kruger has voting control of Foresight as the holder of 90% of outstanding common stock and was the primary determiner of the terms of the merger on behalf of Foresight.

         In February 2000, we contacted Barron Chase Securities, Inc. to provide us with investment banking financial services and consulting services with respect to the proposed merger. The consulting services obtained from Barron Chase Securities were comprised of reviewing the valuation and structure of the merger consideration. As compensation for the consulting services, we granted Barron Chase Securities stock options exercisable on or before June 30, 2003 for the purchase of 200,000 shares of our common stock for $9.37 per share. Barron Chase Securities did not participate directly in the merger negotiations with Foresight and its shareholders. On March 16, 2000, our Board of Directors approved the Agreement and Plan of Merger. The Agreement and Plan of Merger was executed on March 21, 2000. Due to the delay in completing the merger-acquisition, the required completion date of the merger-acquisition was extended to September 30, 2000 by amendment of the agreement on June 22, 2000. Furthermore, due to the delay in completing the merger-acquisition and the decrease in the market value of our common stock since March 21, 2000, the agreement was amended on August 23, 2000 extending the required completion date to December 31, 2000 and to include the year ending December 31, 2003 for purposes of issuing additional common stock to the Foresight shareholders date for completion to date, we have not identified any other potential merger partners.

         The purchase price for the merger was negotiated between our Chief Executive Officer and the shareholders of Foresight. The purchase price was determined based on the current earnings of Foresight and the potential efficiencies to be gained from the merger and the marketing experience and infrastructure of Foresight which Precis does not currently have. The formula for the contingent consideration was developed to provide compensation for the shareholders of Foresight for the impact that they can bring to the products of Precis and for the anticipated growth of Foresight business. The consideration was made contingent upon future earnings to ensure that the impact of the consideration increases shareholder value. We did not negotiate any alternative structures for the merger.

         The valuation attributed to Foresight by our Board of Directors was comprised of two components: one component which is related to the revenue and operating income of Foresight and one component which is related to the operational infrastructure and personnel force in place at Foresight. With respect to the revenue and operating income of Foresight, the Board of Directors derived a consideration formula of one share of common stock for each dollar ($1) of pre-tax net income of Foresight. This formula was also used for the contingent consideration to be possibly issued in the future. This in effect results in us paying a multiple on pre-tax earnings equivalent to the price of our stock on the closing date of the merger. The value attributable to the operational infrastructure and personnel force of Foresight was given a value of $2 million which is equal to the amount of preferred stock that will be issued in conjunction with the merger. Absent the merger, Precis would have to incur significant operational losses to develop the operational infrastructure and personnel force that Foresight has in place. The value of Foresight was determined based on the positive cash flow and operating income that Foresight will provide; this operating income contribution will be reduced by the amortization of the goodwill attributable to the merger which will diminish the actual earnings per share of shareholders. Our Board of Directors unanimously concluded that the consideration for this proposed merger-acquisition was fair from a financial point of view to our shareholders based on the following points:

- At closing, the Foresight shareholders will receive approximately 17.5% and our current shareholders will hold approximately 82.5% of our outstanding common stock. The Foresight shareholders will also receive the preferred stock convertible into 166,667 shares of our common stock (5.8% of our common stock after giving effect to the conversion) and providing for annual cumulative dividends of $240,000 ($1.44 per share) when declared by our board of directors. We will also be obligated to issue and deliver additional shares of our common stock for each dollar ($1) that our and Foresight's combined or consolidated income before income tax expense plus the goodwill amortization of the acquisition of Foresight for each of the years 2000 through 2003, less the number of shares of common stock issued previously pursuant to the merger-acquisition. For purposes of this determination, any losses suffered by us during these years will reduce Foresight's income before income tax expense.

- Foresight will immediately provide us with revenue and operating income. At closing of the merger-acquisition, we will issue 500,000 shares of our common stock and 166,667 shares of preferred stock each of which will be convertible into one share of our common stock. These shares represent a value at closing of $3,750,000 which is based on the 500,000 shares of common stock having a July 31, 2000 closing sale price value of $3.50 per share and the 166,667 shares of preferred stock having a value of $12.00 per share. Based upon this valuation, we will give approximately $8.30 for each one dollar ($1.00) of Foresight's audited 1999 net income before income taxes of $451,104.

- Because we have not generated significant revenue from our smart card technology and products and obtained profitability, we are a development stage enterprise. The merger-acquisition will result in our shareholders owning common stock in a company that has product offerings in the emerging smart card industry as well as a company that has ongoing revenue and profitability from Foresight's developed customer loyalty programs.
- Foresight will provide us with operational infrastructure and personnel skills that we do not currently have.

         In arriving at this conclusion members of our the Board of Directors reviewed audited financial and other information furnished by Foresight, including financial projections, and presented and provided the financial and other information to the full Board. It was represented that the financial projections received had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of Foresight's management as to the future operation and financial performance of Foresight. In addition, our Chief Executive Officer compared Foresight's financial and other data with publicly-held companies engaged in businesses similar to Foresight's business and reported his findings to the Board. However, there were no companies or transactions analyzed that were directly comparable to us, Foresight or the merger-acquisition. Accordingly, the analysis was not mathematical, but instead it involved considerations and business judgments concerning differences in the financial and operating characteristics of the companies and other factors that could affect the public trading values of the companies or company to which Foresight was compared.

         The terms of the merger were negotiated, with consideration of the factors mentioned above, by us with Foresight and its shareholders. The members of our board of directors are not experienced in investment banking and the valuation of companies. Consequently, we provide no assurance that:

- an independent third party experienced in investment banking would similarly conclude that the consideration for this merger-acquisition is fair from a financial point of view to our shareholders; or

- our common stock and preferred stock to be issued and delivered to the Foresight shareholders will have an aggregate value greater or less than the value of Foresight from a financial point of view.

REASONS FOR AND ADVANTAGE OF THE MERGER-ACQUISITION

         As indicated above, the successful implementation of our business plan largely depends on the effectiveness of our efforts to market our smart card technology. Currently, Foresight is assisting in marketing our smart card products and technology. We believe that companies with smart card marketing experience are very limited. Therefore, we have not sought marketing assistance from other qualified and experienced third-party marketers; however we may seek marketing assistance from other third-party marketers in the future. Foresight's president and controlling shareholder, Paul A. Kruger, has more than 25 years experience in the distribution and marketing of promotional product sales. Without this assistance or the assistance of another third-party marketer, our product marketing may be limited only to our internal marketing staff, which we believe will increase the possibility that our marketing activities will be unsuccessful. Our Board of Directors believes that the combination of our and Foresight's operations and utilizing Foresight's marketing expertise provides the most effective available means for establishing a market for our smart card technology and products. It is anticipated that this type of marketing assistance could be obtained on a contract basis rather than pursuant to the merger-acquisition; however, it is believed that contractual marketing assistance would only be available at higher costs. In further comparison, our Board of Directors concluded that the merger-acquisition of Foresight will not only achieve reduced costs of development of a market for our smart card technology and products but also will provide a source of immediate revenue from the sale of Foresight programs.

         As indicated above, our Chief Financial Officer, Mark R. Kidd, is also an executive officer and shareholder of Foresight and prior to December 1999, an executive officer and shareholder of Universal Marketing. Mr. Kidd was party to the negotiations of the merger on the behalf of Foresight as the minority shareholder, but did not participate on our behalf. In addition, Mr. Kidd is not a member of our Board of Directors and as such, did not participate in our Board's consideration and the discussion of the terms of the merger-acquisition and was not involved in the Board's approval of the merger. In addition, Mr. Kruger has voting control of Foresight as the holder of 90% of outstanding common stock and was the primary determiner of the terms of the merger on behalf of Foresight.

         Our Board also anticipates that the merger-acquisition will result in increased operational and administrative efficiencies. Foresight has in place marketing, sales and client services personnel that have significant experience in marketing and servicing membership and loyalty programs. In addition, Foresight has an experienced finance and administrative function including accounting personnel with public reporting experience. The experience of the Foresight personnel will allow us to eliminate certain current personnel positions and remove the need for additional personnel positions. These efficiencies, if achieved, will reduce our losses and we anticipate will ultimately lead to our profitability. However, these efficiencies are indeterminable as of the date of this Proxy Statement and there is no assurance they will be obtained.

         Completion of the merger-acquisition of Foresight will result in you and our other shareholders owning an interest in a larger and more diversified company. Although this puts you and our other shareholders at risk with regard to the aspects of Foresight's business, the acquisition of Foresight will provide other sources of revenues. Consequently, following completion of the merger-acquisition our success and profitability will not be solely dependent upon our smart card technology and its market acceptance. In addition, the purchase consideration for the merger does not include any cash which allows us to retain the proceeds of our public offering for use in product development and marketing. The contingent consideration is based on us and Foresight producing increased earnings which ensures that any future consideration will increase shareholder value.

         Our Board anticipates that Foresight's future revenues, cash flows and profits, when combined with ours, will reduce the "burn rate" or rate of exhaustion of our capital resources, including the remaining net proceeds of our initial public offering. Near term reduction in the rate of exhaustion of our capital resources will provide an extended period for development of a market for our smart card technology and products. This will postpone and possibly eliminate the need for obtaining additional capital resources through the sale of our equity securities, the sale of which may be dilutive to our shareholders.

         Our smart card products and computer software applications are subject to rapid technological change and obsolescence and any developed market position in the smart card industry or other markets that we may enter could be eroded rapidly by product advancements. We believe that Foresight's business and products will add product diversification, as well as revenue source diversification as mentioned above, consequently reducing the risk of technology obsolescence.

         Our expected or anticipated effects of the merger-acquisition, of course, are forward-looking and there is no assurance that they will be realized. You should review the "Risk Factors" section of this Proxy Statement and familiarize yourself with Foresight by reading the information provided elsewhere in this Proxy Statement before making your decision to approve the Agreement and Plan of Merger.

DISADVANTAGES OF THE MERGER-ACQUISITION

         Immediately following completion of the merger-acquisition,

- you and our other current shareholders will own approximately 73% of our issued and outstanding common stock and our executive officers and directors will own approximately 27% of our issued and outstanding common stock, which will result in further concentration of voting control in our executive officers and directors;

- there will be 166,667 shares of our series A preferred stock issued and outstanding (convertible into 166,667 shares of our common stock, having a stated value and liquidation preference of $12.00 per share, providing for annual dividends of $1.44 per share, payable quarterly from earnings and profits), which if converted will result in further concentration of voting control in our executive officers and directors;

- you and our other current shareholders on a per common stock share will incur net tangible book value dilution of $0.28; and

- the former shareholders of Foresight will be entitled to receive one share of our common stock for each dollar of the greater of our and Foresight's combined or consolidated income before income tax expense, plus the goodwill amortization attributable to the acquisition of Foresight, during 2000, 2001, 2002 or 2003, less the 500,000 shares of our common stock previously delivered to them, which may result in further concentration of voting control in our executive officers and directors.

         Furthermore, in evaluating the merger-acquisition, you should consider, in addition to the advantages described above, the factors, consequences and possible disadvantages to you and our other shareholders of completion of the merger-acquisition as discussed below and elsewhere in this Proxy Statement. Of course, after the merger-acquisition, we will own Foresight. Therefore, the various risks involved in Foresight's business will be assumed by us and our shareholders. Many of these risks are not within Foresight's or our control. There is no assurance that, following completion of the merger-acquisition, one or more of these risks will not materialize and adversely affect the market price of our common stock, our future operations, and our business, financial condition, or results of operations. Also, the occurrence of these risks may ultimately require significant reduction or discontinuance of our operations, require us to seek a merger partner or require us to sell additional stock on terms that are highly dilutive to our shareholders. These risks include the following:

- Although we believe that Foresight's business will complement and fit well with our needs for marketing of our smart card technology and products, the marketing business will be new to us. Our unfamiliarity with this business may make it more difficult to integrate Foresight's operations with ours. We will not achieve the anticipated benefits of the merger-acquisition unless we successfully integrate the operations of Foresight.

- In January 1999, the former parent of Foresight, Universal Marketing Services, Inc., purchased the outstanding Foresight common stock for $4,540,000. Universal Marketing Services agreed to indemnify the former owners of the Foresight common stock for the increase in federal income taxes and any applicable penalties to the extent that $4,532,000 of the purchase price does not qualify for long-term capital gain treatment. These former shareholders reported $4,532,000 of the purchase price as long-term capital gain. In connection with the merger-acquisition, we will assume this indemnification obligation of Universal Marketing Services. Upon examination the Internal Revenue Service may take the position that a portion of the $4,532,000 should be classified as ordinary income taxable at the maximum federal income tax rate of 39.6% rather than the applicable 20% rate. In the event the Internal Revenue Service successfully asserts that long-term capital gain classification was improper, we will be required to indemnify the former shareholders.

- In carrying out its program marketing activities, Foresight is dependent on its clients utilizing its services to design membership programs for customers. Approximately 74% and 75% of Foresight's revenues for the year ended December 31, 1999 and the six months ended June 30, 2000, were attributable to membership programs of Rent Way, Inc. Moreover, the client relationships that are pursuant to written contracts typically may be terminated by us or the client upon 90 days' notice prior to the initial two-year anniversary or the one-year anniversary date thereafter without cause and without penalty. There is no assurance that Rent Way, Inc. or Foresight's other clients will not terminate their business relationships with Foresight.

- Generally, during the initial year of an individual membership program, as compared to renewal years, the program generates minimal cash flows due to higher marketing costs associated with initial member procurement. Furthermore, a higher percentage of cancellations occurs during the initial membership period as compared to renewal periods. Accordingly, Foresight's revenues and profitability from membership programs depend on recurring and sustained membership renewals. Renewal rates are inherently uncertain. There are a number of factors affecting renewals, many of which are outside of Foresight's control, including changing member preferences, competitive price pressures, general economic conditions and customer satisfaction. There is no assurance that a particular membership program developed by Foresight will generate sufficient renewals to become profitable or that memberships, if renewed, will not be subsequently canceled.

-        Competition is intense in the membership services market for clients.
         Foresight offers membership programs that provide products and services similar to or directly compete with products and services offered by

         Foresight's competitors as well as the providers of such products and services through other channels of distribution. Through contractual arrangements with a competitor, potential clients may be prohibited from contracting with Foresight to design a membership program if the services or products provided by Foresight's program are similar to, or merely overlap with, the services or products provided by an existing competitor's program. In the future some of Foresight's clients may provide, either directly or through third parties, programs offered by Foresight's competitors that directly compete with Foresight's programs. Competition for new members is also intense, particularly as the market becomes saturated with customers who are already members of competing programs. There is no assurance that Foresight's competitors will not provide programs comparable or superior to the client programs designed by Foresight at lower membership prices or adapt more quickly to evolving industry trends or changing market requirements. Also, strategic alliances among competitors may emerge resulting in concentration of market share. Increased competition may result in price reductions, reduced gross margins, and loss of market share. There can be no assurance that Foresight (and following completion of the merger-acquisition that we) will be able to compete effectively against current and future competitors.

- A critical element of Foresight's marketing business is the ability to develop and successfully introduce new membership programs that meet the needs of clients and generate consumer interest. Foresight's failure to design and provide new programs to clients in a timely manner could result in loss of clients and market share to Foresight's competitors. In addition, a client's introduction or announcement of new programs, whether designed by Foresight or its competitors, may render Foresight's existing programs noncompetitive or obsolete, or result in a delay or decrease in orders as customers evaluate new programs or select the new programs as an alternative to existing programs.

- Foresight and most of its clients depend on independent third-party vendors to provide products and services to program members. The level and quality of services provided by vendors is not within Foresight's control. In addition, Foresight depends on its clients to market Foresight's membership programs. Foresight's arrangements with vendors generally may be terminated by the vendor with limited prior notice. There is no assurance that, in the event a vendor ceases operations, or terminates, breaches or chooses not to renew its agreement with a client or Foresight, a replacement vendor could be retained on a timely basis, if at all.

- The success of Foresight's marketing activities is dependent in large part on continued demand for Foresight's marketing program design capabilities as well as the economic conditions of the industries served by Foresight's clients or prospective clients. In particular, programs designed by Foresight and marketed by its clients in the rental-purchase industry accounted for substantially all of Foresight's revenues. There is the risk of a significant downturn in the rental-purchase industry as well as any other industry served by Foresight's clients or an industry which will tend to reduce or eliminate the use of membership programs.

- Foresight competes for client marketing budget dollars with other marketing activities and channels and, in particular, other forms of direct marketing activities, such as direct mail or delivery distribution. More recently, there have been significant advances in the development of interactive shopping and data collection through television, the Internet and other media. As widely reported and predicted, electronic interactive shopping and information exchange on the World Wide Web has and continues to proliferate significantly. To the extent such proliferation continues, electronic shopping on the Internet and the World Wide Web may have a material adverse effect on the demand for membership service programs.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our Board of Directors unanimously recommends that you vote "FOR" approval of the Agreement and Plan of Merger. We will vote your proxy accordingly unless you specify a contrary choice.

HAS PRECIS OR FORESIGHT OBTAINED AN OPINION REGARDING THE FAIRNESS OF THE MERGER-ACQUISITION?

         In transactions such as the merger-acquisition of Foresight, the respective companies in some circumstances obtain opinions of investment banking or financial adviser firms, especially in those circumsances when an officer of the acquiring company has a material interest in the merger-acquisition. These opinions relate to the fairness to the respective shareholders of the consideration to be received in the merger-acquisition from a financial point of view. We have not obtained and will not seek an opinion from an investment banking or financial adviser firm regarding the fairness of our merger-acquisition of Foresight. Our board of directors concluded that the cost of a fairness opinion was unwarranted because:

- Foresight will immediately provide us with revenue and operating income,

- We anticipate that the merger will increase shareholder value in the future and

- Foresight will provide us with operational infrastructure and personnel skills that we do not currently have.

         Without an independent third-party fairness opinion, our Board of Directors concluded that the consideration to be received by the Foresight shareholders in the merger-acquisition is fair from a financial point of view to you and our other shareholders. However, the members of our board of directors are not experienced in investment banking and the valuation of companies. Consequently, we provide no assurance that:

- an independent third party experienced in investment banking would similarly conclude that the consideration for this merger-acquisition is fair from a financial point of view to our shareholders; or

- our common stock and preferred stock to be issued and delivered to the Foresight shareholders will have an aggregate value greater or less than the value of Foresight from a financial point of view.

WILL OUR SHAREHOLDERS HAVE ANY APPROVAL OR APPRAISAL RIGHTS?

         Although we are seeking approval of the merger-acquisition of Foresight, this approval is not required under the Oklahoma General Corporation Act. Accordingly, you and our other shareholders will not have any rights of appraisal under the Oklahoma General Corporation Act.

WILL THERE BE ANY MANAGEMENT CHANGES OF PRECIS AFTER THE MERGER-ACQUISITION?

         Upon completion of the merger-acquisition, the number of directors serving on our Board of Directors will be increased to seven and Paul A. Kruger, John Simonelli and Mark R. Kidd will become members of our Board of Directors. Messrs. Kruger and Kidd are currently executive officers and directors of Foresight. Furthermore, until all of the shares of common stock have been delivered under the terms of the merger-acquisition (which is anticipated to be on or before April 30, 2004), Messrs. Kruger, Simonelli and Kidd will serve as members of our Board of Directors as the designees of Mr. Kruger. In the event of the resignation or death of Messrs. Kruger, Simonelli or Kidd, a person designated by Mr. Kruger (or his successors in interest in the event he is deceased) will be named as a director to fill the vacancy created by the resignation or death.

DO ANY MEMBERS OF MANAGEMENT HAVE ANY MATERIAL INTERESTS IN THE
MERGER-ACQUISITION?

         Paul A. Kruger and Mark R. Kidd are executive officers and directors of Foresight. Mr. Kidd is our Chief Financial Officer, Controller and Secretary. On the effective date of the merger, each of Messrs. Kruger and Kidd will be entitled to receive the following:

- Mr. Kruger will be entitled to receive 450,000 shares of our common stock and 166,667 shares of our series A preferred stock in exchange for his common stock shares of Foresight. This preferred stock will have a stated value of $12.00 per share and will provide for annual dividends of $1.44 per share, payable quarterly. Also, each share of this preferred stock will be convertible, at the holder's option, into one share of our common stock.

- Mr. Kidd will be entitled to receive 50,000 shares of our common stock in exchange for his common stock shares of Foresight.

After the effective date of the merger-acquisition, Messrs. Kruger and Kidd will also be entitled to receive one share of our common stock for each dollar of the greater of our and Foresight's combined or consolidated income before income tax expense, plus the goodwill amortization attributable to the acquisition of Foresight, during 2000, 2001, 2002 or 2003, less the 500,000 shares of our common stock previously delivered to them. These additional shares, if applicable, will be issued and delivered to Messrs. Kruger and Kidd in accordance with a separate agreement with Messrs. Kruger and Kidd. In addition, we have agreed to enter into an employment agreement with each of Messrs. Kruger and Kidd providing for employee compensation and benefits similar to the compensation and benefits being received by each of Messrs. Kruger and Kidd from Foresight immediately prior to the effective time of the merger-acquisition. Currently, Messrs. Kruger and Kidd are receiving from Foresight annual compensation of $60,000 and $106,000, respectively. Messrs. Kruger and Kidd participate in Foresight's 401(k) retirement plan and Mr. Kidd participates in Foresight's health insurance plan.

         Also, in connection with this merger-acquisition, we have agreed to grant Barron Chase Securities, Inc. stock options exercisable on or before June 30, 2003 for the purchase of 200,000 shares of our common stock for $9.37 per share. These options were granted for the investment banking financial services and consulting advice provided by Barron Chase Securities in the review of the valuation and structure of the merger consideration. Barron
Chase Securities did not participate directly in the actual merger negotiations Foresight and its shareholders.

HOW WILL THE MERGER-ACQUISITION BE TREATED FOR ACCOUNTING PURPOSES?

         For accounting purposes, Foresight will be considered to have been purchased by us. On a pro forma basis, the purchase price of Foresight will be $3,750,000 for accounting purposes, which will be recorded as goodwill, an intangible asset. This pro forma purchase price is the aggregate sum of

- 166,667 shares of our series A preferred stock delivered on the effective date of the merger-acquisition was valued at $2,000,000, the $12.00 per share stated value, and

- the 500,000 shares of common stock delivered on the effective date of the merger-acquisition was valued based upon the per share $3.50 closing sale price of our common stock on July 31, 2000. The actual amounts to be recorded by Precis will be based upon the closing sale price of its common stock on the effective date of the merger-acquisition.

The resulting $3,649,508 of goodwill will be amortized over 15 years. Any additional shares of our common stock issued and delivered in connection with this merger-acquisition will be recorded as additional goodwill. These additional shares, if any, will increase the purchase price of Foresight and will be recorded as additional goodwill based upon the market value of the shares on the date of issuance. This additional goodwill will be amortized over the remainder of the 15-year period.

HOW WILL WE AND OUR SHAREHOLDERS BE AFFECTED BY THE MERGER-ACQUISITION FOR FEDERAL INCOME TAX PURPOSES?

         The following discussion is a summary of the material U.S. federal income tax consequences to us and our shareholders of the merger-acquisition of Foresight. This discussion is neither intended to summarize nor address the tax matters that may affect Foresight and its shareholders. The following discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), treasury regulations promulgated under the Code, administrative rulings and pronouncements and judicial decisions as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect.

         The discussion below is for general information only and does not address the effects of any state, local or foreign tax laws as they may relate to the merger-acquisition. In addition, the discussion below assumes you hold shares of our common stock as a capital asset. However, the tax treatment may vary depending upon your particular situation. Certain taxpayers, including insurance companies, tax-exempt organizations, financial institutions and broker-dealers may be subject to special rules not discussed below.

         In the opinion of our counsel, Dunn Swan & Cunningham, consummation of the merger-acquisition will constitute a reorganization within the meaning of
Section 368 of the Code. This opinion will be based on facts existing at the time the merger-acquisition becomes effective and on the representations, warranties and covenants as to factual matters contained in the Agreement and Plan of Merger. The conclusions reached in the opinion could be jeopardized if the representations, warranties or covenants are incorrect in certain material respects. We are unaware of any facts or circumstances which would cause any of the representations, warranties and covenants made in the Agreement and Plan of Merger to be untrue or incorrect in any material respect. The opinion of counsel is not binding on the Internal Revenue Service or the courts.

         Based on the opinions discussed above, the material U.S. federal income tax consequences that will result from the merger-acquisition are as follows:

- holders of our common stock will not recognize any income, gain or loss upon completion of this merger-acquisition and

- no income, gain or loss will be recognized by us or our subsidiary corporation, Precis-Foresight Acquisition, Inc., as a result of the merger-acquisition.

         The foregoing discussion is only a summary and is not a complete analysis or listing of all potential tax effects that may be relevant to your particular tax circumstances. You are urged to consult your own tax advisor concerning the U.S. federal, state and local and any foreign tax consequences of the merger-acquisition to you.

WHAT ARE THE FEDERAL SECURITIES LAW CONSEQUENCES OF THE MERGER-ACQUISITION?

         The merger-acquisition will not have any securities law consequences to you because you will not be receiving any shares of common stock pursuant to the merger-acquisition. All shares of our common stock received by the shareholders of Foresight pursuant to the merger-acquisition will be "restricted securities" as defined under Rule 144 of the Securities Act of 1933. Restricted securities are not freely transferable; however, restricted securities may be resold in compliance with the applicable holding period, volume, manner-of-sale and notice requirements of Rule 144. For purposes of Rules 144 and 145 of the Securities Act of 1933, the Foresight shareholders will be considered to have acquired our common stock on the effective date of the merger-acquisition. This effective date will commence the one- and two-year holding periods of our common stock for purposes of Rule 144.

WILL ANY KIND OF REGULATORY APPROVAL BE REQUIRED?

         There are no regulatory approvals required to be obtained by us or Foresight prior to or subsequent to consummation of the merger-acquisition.

SUMMARY OF THE AGREEMENT AND PLAN OF MERGER

         The following description of the Agreement and Plan of Merger summarizes all of the material terms of the Agreement and Plan of Merger. For full information, you should read the Agreement and Plan of Merger, a copy of which is included as Appendix A to this Proxy Statement.

         WHAT ARE THE TERMS OF THE AGREEMENT AND PLAN OF MERGER?

         THE MERGER. Foresight will merge with and into our wholly-owned subsidiary, Precis-Foresight Acquisition, Inc. As a result of the merger-acquisition, the separate corporate existence of Foresight will cease, and Precis-Foresight Acquisition will continue as the surviving corporation and our wholly-owned subsidiary. The corporate name of Precis-Foresight Acquisition will be changed to Foresight, Inc.

         EFFECTIVE TIME. As promptly as practicable (and in any event within two business days) after the satisfaction or waiver of the conditions set forth in the Agreement and Plan of Merger, we will complete the merger-acquisition by filing a certificate of merger with the Secretary of State of the State of Oklahoma. The time of filing the certificate of merger will be the "effective time" of the merger-acquisition.

         Conversion of Foresight Common Shares to Precis Common Stock. The outstanding 500 shares of Foresight's common stock will be converted into our common stock and series A preferred stock as follows:

- at the effective time of the merger-acquisition, 166,667 fully paid and nonassessable shares of our series A preferred stock will be issued to Paul A. Kruger and 500,000 fully paid and nonassessable shares of our common stock will be issued, of which 450,000 shares will be issued and delivered to Mr. Kruger and 50,000 shares will be issued and delivered to Mark R. Kidd, ; and

- after the effective date of the merger-acquisition, Messrs. Kruger and Kidd will also be entitled to receive one share of our common stock for each dollar of the greater of our and Foresight's combined or consolidated income before income tax expense, plus the goodwill amortization attributable to the acquisition of Foresight, during 2000, 2001, 2002 or 2003, less the 500,000 shares of our common stock previously delivered to them.

Any additional shares, if applicable, will be issued and delivered to Messrs. Kruger and Kidd in accordance with a separate agreement with Messrs. Kruger and Kidd.

         REPRESENTATIONS AND WARRANTIES. The Agreement and Plan of Merger contains various representations and warranties. Those relate, among other things, to the following matters (which, in certain cases, are subject to specified exceptions):

- CORPORATE STATUS - The organization, good standing, qualification and capitalization are as described in the Agreement and Plan of Merger, and except as stated, there are no commitments by Foresight to issue capital stock;

- APPROVALS AND FILINGS - There are no governmental or regulatory approvals or filings required to complete the merger-acquisition, or needed to prevent the termination of governmental or regulatory licenses or permits where the effect of such termination could reasonably be expected to have a material adverse effect on our or Foresight's business, assets or financial condition (referred to below as a "material adverse effect");

- ABSENCE OF CONFLICT - The merger-acquisition will not conflict with certificates of incorporation documents, laws or agreements to which any party is subject, and the only consents required for the completion of the merger-acquisition are as set forth except for those which might not reasonably be expected to have a material adverse effect;

- ACCURACY OF FINANCIAL STATEMENTS - Certain financial statements delivered to the other party have been prepared fairly and in accordance with generally accepted accounting principles and there are no undisclosed liabilities that could reasonably be expected to have a material adverse effect;

- CONDUCT OF BUSINESS - Since the beginning of this year and until completion of the merger-acquisition, we and Foresight have conducted business in the ordinary course and there has been an absence of certain changes or events, including the occurrence of a material adverse effect; and

- OTHER MATTERS - The Agreement and Plan of Merger also includes representations and warranties dealing with employee relations, benefit plans, title to properties owned by us or Foresight, compliance with laws, the absence of litigation that could reasonably be expected to have a material adverse effect, intellectual property rights, contracts, the validity and standing of any required permits and authorizations, compliance with environmental laws, maintenance of books and records, customers, and relationships and transactions with affiliates.

         CONDUCT OF BUSINESS PENDING COMPLETION OF THE MERGER-ACQUISITION. The Agreement and Plan of Merger contains various covenants and agreements made by us and Foresight. Those relate, among other things, to the following matters (which, in certain cases, are subject to specified exceptions):

- CONDUCT OF BUSINESS BY FORESIGHT. Prior to the effective time, Foresight will conduct its business only in the ordinary course of business and in a manner consistent with past practice. Foresight also will use reasonable commercial efforts to preserve substantially intact its business organization, to keep available the services of its present officers, employees and consultants and to preserve its present relationships with customers, suppliers and other persons with which it has significant business relations. Except as contemplated by the Agreement and Plan of Merger:

         - AMENDMENTS - Foresight will not amend its Certificate of Incorporation (other than as provided in this Proxy Statement) or Bylaws;

         - CHANGES IN CAPITAL STRUCTURE OR ASSETS - Foresight will not change its capital structure, including issuing or repurchasing stock, or sell, pledge or otherwise dispose of its assets, declare or pay any dividend or distribution or amend the terms of any of its securities;

         -        ISSUANCE OF INDEBTEDNESS; CAPITAL EXPENDITURES OR ACQUISITIONS
                  - Without our consent, Foresight will not acquire any other business or incur any additional indebtedness or, except in the ordinary course of business and consistent with past practice, incur or guarantee or otherwise become responsible for any material indebtedness or make any capital expenditures or purchase any fixed assets in excess of set amounts;

         - EMPLOYMENT MATTERS - Foresight will not change any compensation arrangements or make any promises to pay any bonus or extra compensation to any director, officer, employee, salesman or agent, increase any employee benefits, or make any commitment to adopt an additional employee benefit plan;

         - MATERIAL CHANGE OR ELECTION - Foresight will not make any material change to accounting policies or procedures, or make any material tax election inconsistent with past practice, or settle or compromise any material tax liability or agree to an extension of a statute of limitations;

         - SATISFACTION OF CLAIMS OR LIABILITIES - Foresight will not pay, discharge or satisfy any claims, liabilities or obligations other than in the ordinary course of business and consistent with past practices; and

         - OTHER ACTIONS - Foresight will not take or agree to take any of the above actions, or any other actions which would make any of its representations or warranties in the Agreement and Plan of Merger untrue or incorrect, or prevent it from performing its covenants under the Agreement and Plan of Merger.

- ACCESS TO INFORMATION; CONFIDENTIALITY. Upon reasonable notice and subject to any other agreement by which it is bound, we and Foresight will afford the other reasonable access to its properties, books, contracts, commitments and records and will furnish promptly to the other all information concerning its business, properties and personnel as the other may reasonably request.

- CONSENTS; APPROVALS. We and Foresight have agreed to use reasonable best efforts to obtain all consents, waivers, approvals, authorizations or orders, and to make all required filings, necessary to complete the merger-acquisition.

- INDEMNIFICATION. The Certificate of Incorporation and Bylaws of Foresight contain the same indemnification provisions set forth in our Certificate of Incorporation and Bylaws of Precis. Unless required by law, these provisions will not be amended, repealed or modified for a period of three years from the effective time in any manner that would adversely affect the rights of the individuals who, at the effective time, were directors or officers of Foresight.

- NOTIFICATION OF CERTAIN MATTERS. We and Foresight agreed to give the other prompt notice of any event that is likely to cause any of our or its representations or warranties in the Agreement and Plan of Merger to be materially untrue or inaccurate, or of any failure by us or it materially to comply with any covenant, condition or agreement in the Agreement and Plan of Merger.

- FURTHER ACTION. We and Foresight will use all commercially reasonable efforts to consummate as promptly as practicable the transactions contemplated by the Agreement and Plan of Merger, to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and otherwise to satisfy or cause to be satisfied all conditions precedent to our or its obligations under the Agreement and Plan of Merger.

         WHAT ARE THE CONDITIONS THAT MUST BE SATISFIED TO COMPLETE THE MERGER-ACQUISITION?

         CONDITIONS TO OBLIGATION OF EACH PARTY TO EFFECT THE MERGER. Our obligations and those of Foresight to complete the merger-acquisition are subject to the satisfaction, at or prior to the effective time, of various conditions. We believe that all conditions of completing the merger-acquisition will be timely satisfied and accordingly there is no material uncertainty that all conditions of the merger-acquisition will be satisfied. These conditions include the following:

- REPRESENTATIONS AND WARRANTIES - The representations and warranties contained in the Agreement and Plan of Merger must be true and correct in all respects on and as of the effective time, except where the failure to be true and correct could not reasonably be expected to have a material adverse effect;

- AGREEMENTS AND COVENANTS -- All agreements and covenants contained in the Agreement and Plan of Merger must have performed or complied with in all material respects on and as of the effective time;

- CONSENTS AND APPROVALS -- All material required consents, waivers, approvals, authorizations or orders must be obtained, and all required filings must have been made, except where the failure to do so would not reasonably be expected to have a material adverse effect on us or Foresight;

- GOVERNMENTAL ACTIONS -- There must not be any pending or threatened action, proceeding or inquiry by any governmental authority or administrative agency, or any other legal restraint, preventing or seeking to prevent us from exercising all material rights and privileges pertaining to our ownership of Foresight or our ownership or operation of Foresight's business or assets, or compelling or seeking to compel us to dispose of or hold separate all or any material portion of its business or assets, as a result of the merger-acquisition; and

- ILLEGALITY -- There must not be any statute, rule, regulation or order which makes the consummation of the merger-acquisition illegal.

         CONDITIONS TO TERMINATION. Subject to notice requirements and rights to cure defaults or breaches, the Agreement and Plan of Merger may be terminated at any time prior to the effective time:

- by mutual written consent authorized by the boards of directors of us and Foresight; or

- by either us or Foresight if the merger-acquisition is not completed by December 31, 2000 (except that any party whose failure to fulfill any obligation under the Agreement and Plan of Merger has prevented consummation of the merger-acquisition by such date cannot terminate the Agreement and Plan of Merger for this reason); or

- by either us or Foresight if there is a non-appealable final order, decree or ruling or other action having the effect of permanently restraining, enjoining or otherwise prohibiting the merger-acquisition; or

- by us or Foresight, (i) if any of our or Foresight's representations or warranties in the Agreement and Plan of Merger was untrue when made, or
         (ii) upon a breach by us or Foresight of any covenant or agreement in the Agreement and Plan of Merger, and are of the nature that the conditions to the other party's obligations would not be satisfied; or

- by us, if any representation or warranty of Foresight becomes untrue so that the conditions of our obligations will not be satisfied, or by Foresight, if any of our representations or warranties have become untrue so that the conditions to Foresight's obligations will not be satisfied.

         COSTS AND EXPENSES. All fees and expenses incurred in connection with the Agreement and Plan of Merger and the merger-acquisition will be paid by the party incurring the expenses, whether or not the merger-acquisition is consummated.

         AMENDMENT AND WAIVER. The Agreement and Plan of Merger may be amended in writing by the parties at any time prior to the effective time. At any time prior to the effective time, any party to the Agreement and Plan of Merger may extend the time for the performance of any of the obligations or other acts of another party, waive any inaccuracies in the representations and warranties of another party contained in the Agreement and Plan of Merger or in any document delivered pursuant to the Agreement and Plan of Merger, or waive compliance with any of the agreements or conditions of another party contained in the Agreement and Plan of Merger. Any such extension or waiver will be valid if set forth in an instrument in writing signed by the party or parties to be bound.

REQUIRED AFFIRMATIVE VOTE

         The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting is required for approval of the merger-acquisition. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting.


                                  PROPOSAL TWO

                     APPROVAL OF OUR 1999 STOCK OPTION PLAN

         Our Board of Directors is seeking ratification and shareholder approval of The Precis Smart Card Systems, Inc. 1999 Stock Option Plan (the "Plan"), which, effective November 30, 1999, was adopted by the Board of Directors. A copy of the Plan is attached hereto as Appendix B. Subject to approval of the Plan by a majority of our shareholders, we will reserve 145,000 shares of our common stock for issuance upon the exercise of options granted under the plan. As of the date of this Proxy Statement, no Options have been granted under the Plan.

THE STOCK OPTION PLAN

         The purpose of the Plan is to strengthen our ability to attract and retain well-qualified personnel, to furnish additional incentive to those persons responsible for our success, and thereby to enhance shareholder value. The Plan provides for the grant of stock options ("Options"), including incentive stock options ("ISO Options") and nonincentive stock options ("NSO Options"), with or without stock appreciation rights ("SARs"), to our employees, independent contractors and consultants, including employees who also serve as our directors. Under the provisions of the Plan, we intend that ISO Options (with or without SARs) qualify as options granted pursuant to
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and are entitled to the favorable tax consequences thereunder upon the grant and exercise of the ISO Options. The total number of shares of common stock authorized and reserved for issuance under the Plan is 145,000.

         GRANT AND EXERCISE OF OPTIONS. Our Board of Directors or the stock option committee appointed by our Board administers and interprets the Plan and has authority to grant Options to all eligible employees, independent contractors and consultants, and determine the types of Options (with or without SARs) granted, the terms, restrictions and conditions of the Options at the time of grant, and whether SARs, if granted, are exercisable at the time of exercise of the Option to which the SAR is attached.

         Options granted under the Plan are exercisable in such amounts, at such intervals and upon such terms as the Option grant provides. The purchase price of the common stock under the Option is determined by our Board or the stock option committee; however, the purchase price may not be less than 85% (100% for ISO Options) of the fair market value of our common stock on the date of grant of the Option. However, if a participant owns more than 10% of the total combined voting power of all classes of our capital stock, the exercise price of ISO Options may not be less than 110% of the fair market value of the common stock on the date of the grant, and ISO Options cannot be exercised five years after the date of grant. The aggregate fair market value of the common stock with respect to which ISO Options are initially exercisable by any participant in any calendar year may not exceed $100,000. The fair market value of a share of the common stock is determined by averaging the closing high bid and low asked quotations for such share on the date of grant of the option. Upon the exercise of an Option, the Option price must be paid in full, in cash or in common stock or a combination of cash and common stock in the event that the purchase is pursuant to exercise of rights under an SAR which is attached to an Option and which is exercisable on the date of exercise of the Option. Subject to our Board's or the stock option committee's approval, upon exercise of an Option with an SAR attached, an option holder may receive cash, shares of common stock or a combination of both in an amount or having a fair market value equal to the excess of the fair market value, on the date of exercise, of the shares for which the Option and SAR are exercised over the Option exercise price.

         Options granted under the Plan may not be exercised until six months after the date of the grant, except in the event of death or disability of the holder, and may not under any circumstances be exercised after 10 years from the date of grant. Subject to the foregoing, Options are exercisable only by holders who are actively employed by us (or, if applicable, one of our subsidiaries) as employees, independent contractors or consultants (only by employees for ISO Options), except that Options may, with the consent of our Board or the stock option committee, be exercised at any time within three years after the holder's retirement, death, disability or the occurrence of other special circumstances as determined by our Board or the stock option committee, but in no event beyond the expiration date of the Option. If a holder's employment as an employee, independent contractor or a consultant terminates for any reason other than death, disability or retirement, all Options immediately terminate, unless permitted to be exercised by our Board or the stock option committee in its sole discretion. No Option under the Plan may be granted after December 31, 2008. Options are not transferable except by will or by the laws of descent and distribution.

         STOCK APPRECIATION RIGHTS. SARs may be granted and attached to an Option at the time the Option is granted or at any time subsequent thereto, subject to certain conditions. An SAR may not be exercised until six months after the date of grant except, with the consent of our Board or the stock option committee, upon the death or disability of the holder. SARs are exercisable only upon surrender of part or all of the related Option (and only to the extent that the related Option is exercisable) and terminate upon termination of the related Option. SARs may be exercised only under substantially the same terms and conditions as the Options to which they are attached, with the additional condition that our Board or the stock option committee, at the time of exercise, be comprised wholly of, or have not less than, two disinterested directors.

         Upon the exercise of an Option to which an SAR is attached, the holder is entitled, subject to the approval of our Board or the stock option committee, to receive cash, shares of common stock or a combination of both, in an amount or having a fair market value equal to the excess of the fair market value, on the date of exercise, of the shares for which the right is exercised, over the Option purchase price. Neither our Board nor the stock option committee has the authority to deny the exercise of the underlying Option pursuant to the terms of the Option grant.

         TERMINATION AND AMENDMENT. The Plan will terminate on December 31, 2008. The Plan may be altered, changed, modified, amended or terminated by written amendment approved by our Board; provided, that no action of our Board may, without the approval of our shareholders,

- increase the total amount of common stock which may be purchased pursuant to exercise of Options granted under the Plan;

- withdraw the administration of the Plan from the stock option committee;

-        amend or alter the Option price of common stock under the Plan;

- change the manner of computing the spread payable by us to a holder upon the exercise of an SAR; or

- amend the Plan in any manner which would impair the applicability of the exemption afforded to the Plan by the Securities Exchange Act of 1934 and the Securities and Exchange Commission's Rule 16b-3.

No amendment, modification or termination of the Plan may in any manner adversely affect any Option previously granted under the Plan without the consent of the holder.

         PARTICIPANTS. At this time it is not possible to determine who in the future will be among the eligible employees, independent contractors and consultants selected to receive Options, with or without SARs attached, under the Plan or the number of shares of common stock which may be optioned to any eligible employee, independent contractor or consultant. It is expected, however, that these determinations will be made on the basis of the eligible person's responsibilities and present and potential contributions to our success as indicated by our Board's or the stock option committee's evaluation of the position the eligible person occupies.

FEDERAL INCOME TAX CONSEQUENCES

         The grant of Options under the Plan will not have any tax consequence to us or the recipient of the Option. Upon exercise of a NSO Option, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the shares of common stock acquired over the exercise price of the Option. Consequently, we will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the recipient if, only in the case of employees, we deduct and withhold appropriate income taxes. Any additional gain or loss realized by an optionee on disposition of the Option shares generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to us.

         Upon the exercise of an ISO Option, an optionee will not recognize taxable income. The recognition of income and gain is deferred until the optionee sells the Option shares. If the optionee does not dispose of the Option shares within two years from the date the Option was granted and within one year after the exercise of the Option, and the Option is exercised no later than three months after the termination of the optionee's employment, the gain on sale will be treated as long-term capital gain. We will not be entitled to any tax deduction in respect of the exercise of an ISO Option; however, if the Option shares are not held for the full term of the holding period described above, the Options will retroactively lose their qualification as ISO Options (i.e., become NSO Options), the gain on the sale of such shares, being the lesser of (a) the fair market value of the shares on the date of exercise minus the Option price, or (b) the amount realized on disposition minus the Option price, will be taxed to the optionee as ordinary income and we may be entitled to a deduction in the same amount. Any additional gain or loss realized by an optionee upon disposition of Option shares prior to the expiration of the full term of the holding period described above, generally will be capital gain or loss to the optionee and will not result in a tax deduction to us. The "spread" upon exercise of an ISO Option constitutes a tax preference item for purposes of the "alternative minimum tax" under the Code. The tax benefits which might otherwise accrue to an optionee may be affected by the imposition of such tax if applicable to the optionee's individual circumstances.

CONSEQUENCES OF MERGER-ACQUISITION

         Approval by our shareholders and completion of the merger-acquisition or failure to complete the merger-acquisition will not have any effect on the Plan.

REQUIRED AFFIRMATIVE VOTE

         The affirmative vote of a majority of the outstanding shares present in person or by proxy at the Annual Meeting and voting on this proposal is required for the approval of the Plan. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our Board of Directors recommends that you vote "FOR" the approval of the Plan. We will vote your proxy accordingly unless you specify a contrary choice.


                                 PROPOSAL THREE

                       ANTI-TAKEOVER PROVISIONS AMENDMENT

         We are proposing amendment of our Certificate of Incorporation to provide that

- the Oklahoma Control Share Acquisition Act (as set forth in Sections 1145 through 1155 of the Oklahoma General Corporation Act) will not apply to us and our shareholders, and

- the "business combination" with an "interested shareholder" proscriptions under Oklahoma law (as set forth in Section 1090.3 of the Oklahoma General Corporation Act) will not apply to us and our shareholders.

This amendment was unanimously approved by our Board of Directors on February 8, 2000. This amendment is set forth as Article Eight in the First Amendment of the Certificate of Incorporation attached hereto as Appendix C.

         Our Board's approval of this amendment was required by the California Department of Corporations to comply with the Department's Rule 260.140.1 as a condition of registration of our common stock that was offered and sold to California residents as part of our initial public offering. This rule requires all shareholders including "interested shareholders" within the meaning of Section 1090.3 of the Oklahoma General Corporation Act and any person making a "control share acquisition" within the meaning of the Oklahoma Control Share Acquisition Act be entitled to vote on all matters subject to approval by the holders of that class. Approval of this amendment will eliminate voting disabilities imposed the Oklahoma Control Share Acquisition Act and Section 1090.3 of the

Oklahoma General Corporation Act. Failure of our shareholders to approve this amendment will not have any effect on our registration with the California Department of Corporations.

         Section 1090.3 of the Oklahoma General Corporation Act prohibits a publicly-held Oklahoma corporation from engaging in a "business combination" with an "interested shareholder." This prohibition is for a three-year period following the date of the transaction in which the person became an interested shareholder. This prohibition does not apply to a transaction if the interested shareholder attained this status with approval of our Board of Directors or the business combination is approved by our shareholders. A "business combination" includes mergers, asset sales, and other transactions resulting in a financial benefit to the interested shareholder. An "interested shareholder" is a person who, together with affiliates and associates, owns, or within three years did own, 15% or more of our common stock.

         In general, the Oklahoma Control Share Acquisition Act (Sections 1145 through 1155 of the Oklahoma General Corporation Act) provides that shares ("interested shares") of voting stock acquired (within the meaning of a "control share acquisition") become nonvoting stock for the three-year period following the control share acquisition. This loss of voting rights does not apply if a majority of the holders of non-interested shares approve a resolution reinstating the interested shares with the same voting rights that the shares had before the interested shares became control shares.

         Any person ("acquiring person") who proposes to make a control share acquisition may, at the person's election, and any acquiring person who has made a control share acquisition is required to deliver an acquiring person statement to us disclosing prescribed information regarding the acquisition. We are required to present to the next annual meeting of the shareholders the reinstatement of voting rights with respect to the control shares that resulted in the control share acquisition. Alternatively, an acquiring person may request a special meeting of shareholders for this purpose; however, the acquiring person must undertake to pay the costs and expenses of the special meeting. In the event voting rights of control shares acquired in a control share acquisition are reinstated in full and the acquiring person has acquired control shares with a majority or more of all voting power, you and the other shareholders will have dissenters' rights entitling you and the other shareholders to receive the fair value of the shares of the Common Stock held. In this case, the fair value will not be less than the highest price paid per share by the acquiring person in the control share acquisition.

         A "control share acquisition" includes the acquisition by any person (including persons acting as a group) of ownership of, or the power to direct the exercise of voting power with respect to, control shares (generally shares having more than 20% of all voting power in the election of directors of a publicly held corporation), subject to the following exceptions:

- an acquisition under an agreement of merger, consolidation, or share acquisition to which we are a party and which is effected in compliance with the Oklahoma General Corporation Act;

- an acquisition by a person of additional shares within the range of voting power for which the person has received approval by the majority of the holders of non-interested shares;

- an increase in voting power resulting from any action taken by us, provided the person whose voting power is thereby affected is not our affiliate;

- an acquisition by proxy solicitation under and in accordance with the Securities Exchange Act of 1934, as amended, or the laws of Oklahoma; and

- an acquisition from any person whose previous acquisition of shares did not constitute a control share acquisition, provided the acquisition does not result in the acquiring person holding a higher range of voting power than that of the person from whom the control shares were acquired.

         The Oklahoma legislature enacted the Control Share Acquisition Act to discourage hostile takeover attempts or the acquisition of a potentially controlling ownership position without the approval of a corporation's shareholders. Because we have less than 1,000 shareholders (as of the Record Date we had approximately 700 shareholders), the Control Share Acquisition
Act is not currently applicable to us and our shareholders; however, there is no assurance that we and our shareholders will not become subject to this Act as a result of an increase in the number of our shareholders.

         The Oklahoma Control Share Acquisition Act and Section 1090.3 of the Oklahoma General Corporation Act are intended to have the effect of encouraging persons considering unsolicited tender offers or other unilateral takeover proposals to negotiate with our board of directors rather than pursue non-negotiated takeover attempts. We believe that elimination of the voting disabilities imposed by the Oklahoma Control Share Acquisition Act and Section 1090.3 of the Oklahoma General Corporation Act will encourage non-negotiated takeover attempts to effect a change in control and replacement of our incumbent management without shareholder approval. However, there is no assurance that the terms of a non-negotiated takeover will be on more favorable terms to our shareholders compared to a takeover negotiated with and approved or supported by our Board of Directors.

CONSEQUENCES OF MERGER-ACQUISITION

         Approval by our shareholders and completion of the merger-acquisition or failure to complete the merger-acquisition will not have any effect on the Anti-Takeover Provisions Amendment.

REQUIRED AFFIRMATIVE VOTE

         The affirmative vote of a majority of the outstanding shares of our common stock is required for the approval of the Anti-Takeover Provisions Amendment. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our Board of Directors recommends a vote "FOR" the approval of the Anti-Takeover Provisions Amendment. We will vote your proxy accordingly unless you specify a contrary choice.


                                  PROPOSAL FOUR

                                 SHARE AMENDMENT

         The Share Amendment, upon its approval by a majority vote of our shareholders, will increase the authorized Common Stock from 8,000,000 to 100,000,000 shares. The Share Amendment is for the principal purpose of increasing the number of authorized shares of our common stock to permit future issuance

- under our 1999 Stock Option Plan of up to 145,000 shares of common stock,

- for conversion of our outstanding series A convertible preferred stock into 166,667 shares of common stock following completion of the merger-acquisition,

-        for potential acquisitions, and

-        as a source for further capital funding.

This amendment is set forth in Article Four of the First Amendment of the Certificate of Incorporation attached hereto as Appendix C.

         As of the date of this Proxy Statement, after giving full effect to our obligations to issue shares and reserve shares for issuance upon conversion of preferred stock that may be issued pursuant to the merger-acquisition, the grant and exercise of outstanding stock options, of the 8,000,000 common shares authorized, 3,106,497 shares would be issued.

         Unless deemed advisable by our Board of Directors, no further share authorization will be sought for the issuance of our common stock shares. The additional authorized and unissued shares could be used for general corporate purposes, including stock dividends or stock splits, employee incentives, raising equity capital and acquisitions. Except as noted above, our Board of Directors has no immediate plans, intentions, or commitments to issue additional shares of common stock for any purpose, including rendering more difficult or discouraging a merger, tender offer, proxy contest or other change in control of us.

         As of the Record Date, there were 2,350,000 shares of our common stock issued and outstanding. Our common stock does not provide preemptive rights to our shareholders to purchase newly issued shares.

CONSEQUENCES OF MERGER-ACQUISITION

         Approval by our shareholders and completion of the merger-acquisition or failure to complete the merger-acquisition will not have any effect on the Share Amendment.

REQUIRED AFFIRMATIVE VOTE

         The affirmative vote of a majority of the outstanding shares of our common stock is required for the approval of the Share Amendment. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our Board of Directors believes that this proposal is in the best interests of you and our other shareholders and recommends a vote "FOR" the approval of the Share Amendment. We will vote your proxy accordingly unless you specify a contrary choice.

                                  PROPOSAL FIVE

                              ELECTION OF DIRECTORS

         Our Bylaws provide that our Board of Directors shall consist of not less than one and a greater number as determined from time to time by resolution of our Board. The number of directors is currently fixed at five. In general, a director holds office for a term expiring at the next annual meeting of our shareholders or until his successor is duly elected and qualified. Nominations of candidates for election as our directors may be made at any meeting of our shareholders by or at the direction of our Board of Directors or by any shareholder entitled to vote at the meeting. Our Bylaws provide that the annual meeting of our shareholders will be fixed by our Board.

NOMINEES

         The Board of Directors has nominated each of Kent H. Webb, M.D., Larry
E. Howell, Lyle W. Miller, and Michael E. Dunn (collectively the "nominees") for re-election as a director for a term expiring in 2001 or until his successor is elected and qualified. Donald A. Cunningham is not standing for re-election to our Board and his term as a director will end on the day of the Annual Meeting. Following the Annual Meeting, the number of directors will be reduced to four, unless the merger-acquisition of Foresight is completed in which event the number of directors will be increased to seven. The persons named as proxies in the accompanying Proxy, who have been designated by our Board, intend to vote, unless otherwise instructed in the Proxy, for the election of Messrs. Webb, Howell, Miller and Dunn. Should any nominee named herein become unable for any reason to stand for re-election as a director, it is intended that the persons named in the Proxy will vote for the election of such other person as our Board may recommend. We know of no reason why the nominees will be unavailable or unable to serve.

         The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote, is required for the election of a director. An abstention from voting and broker non-votes will be tabulated as a vote withheld on the election, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether a nominee has received the vote of a majority of the shares present at the Annual Meeting.

CONSEQUENCES OF MERGER-ACQUISITION

         Upon completion of the merger-acquisition following approval by our shareholders, the number of directors serving on our Board of Directors will be increased to seven and Paul A. Kruger, John Simonelli and Mark R. Kidd will become members of our Board of Directors. Messrs. Kruger and Kidd are currently executive officers and directors of Foresight. Furthermore, until all of the shares of common stock have been delivered under the terms of the merger-acquisition (which is anticipated to be on or before April 30, 2004), Messrs. Kruger, Simonelli and Kidd will serve as members of our Board of Directors as the designees of Mr. Kruger. In the event of the resignation or death of Messrs. Kruger, Simonelli or Kidd, a person designated by Mr. Kruger (or his successors in interest in the event he is deceased) will be named as a director to fill the vacancy created by the resignation or death.

REQUIRED AFFIRMATIVE VOTE

         The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and voting on this proposal is required for election of each nominee Director. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our Board of Directors recommends a vote "FOR" the re-election of Kent
H. Webb, M.D., Larry E. Howell, Lyle W. Miller, and Michael E. Dunn to our Board. We will vote your proxy accordingly unless you specify a contrary choice.

INFORMATION ABOUT EACH DIRECTOR AND NOMINEE DIRECTORS

         The following is a brief description of the business background of our executive officers, directors and nominee directors, including Messrs. Kruger, Simonelli and Kidd who will be entitled to become members of our Board of Directors upon completion of the merger-acquisition of Foresight:

         KENT H. WEBB, M.D., age 43 and one of our founders, has served as Chairman of the Board since June 1996 and was a member or general partner of our predecessors Advantage Data Systems, Ltd. and Medicard Plus - ADS Limited Partnership. Dr. Webb is a general and vascular surgeon and is the cofounder and a director of Surgical Hospital of Oklahoma. He is a Fellow of the American College of Surgeons and serves as a Clinical Professor for the University of Oklahoma. Dr. Webb is a past Director of the Smart Card Industry Association, a nonprofit association. He is a surgical consultant for the Ethicon Division of Johnson & Johnson Company, a publicly-held pharmaceutical and consumer products company.

         LARRY E. HOWELL, age 54, became one of our directors in January 1999 and became Chief Executive Officer in August 1999. From March 1994 until July 1999, Mr. Howell was employed by Laboratory Specialists of America, Inc. and served as President and Chief Operating Officer, and a Director until December 7, 1998. Laboratory Specialists of America, Inc. is engaged in forensic drug testing and was formerly publicly-held until acquired by The Kroll-O'Gara Company by merger. Mr. Howell served as a Director, President and Treasurer of Vantage Capital Resources, Inc. from March 1996 until its merger with The ViaLink Company (formerly Applied Intelligence Group, Inc.) and thereafter served as a Director and Vice President of The ViaLink Company until October 14, 1996. Since January 1982, Mr. Howell as the sole proprietor of Howell and Associates has provided consulting services principally related to corporate acquisitions and mergers.

         DONALD (DAN) A. Cunningham, age 57, became one of our Directors in 1996 and served as President and Chief Operating Officer from August 1999 until April 2000. During 1998 and 1997 Mr. Cunningham served as President and Chief Executive Officer of the Smart Card Industry Association. Before that position, he served as Senior Vice President of Business Development of Phoenix Planning & Evaluation, Ltd. Phoenix is one of the premier consulting firms in the United States providing strategic planning and technical assistance to the banking industry, government agencies, and healthcare and transportation industries. Mr. Cunningham served as President and Chief Executive Officer of Gemplus Card International Corp., the United States subsidiary of French-owned Gemplus SA, from 1993 to 1996. Before joining Gemplus, Mr. Cunningham held positions at Micro Card Technologies, Inc., Recognition Equipment, Inc. and the NCR Corporation.

         LYLE W. MILLER, age 57, began serving as one of directors on November 29, 1999. For more than the past five years, Mr. Miller has been the President and a Director of McMiller Holding Company, Northern Leasing & Sales,

Inc., and Northern Connections, Inc., each a privately-held company engaged in the real estate business; a partner of MahMill Acres, a privately-held real estate development partnership; President and Director of Servco Incorporated, a privately-held sales company; Lansing Ice & Gymnastic Center, Inc., a privately-held company operating the Lansing Ice & Gymnastic Center; and Landings Restaurant, Inc., a privately-held company operating the Landings Restaurant. In addition, Mr. Miller is a Director of Capitol Bancorp Limited, a publicly-held bank holding company. Mr. Miller received a Bachelor of Business Administration from Michigan State University.

         MICHAEL E. DUNN, age 54, became a one of our Directors in January 1999. Mr. Dunn has been a member, shareholder and the President of Dunn Swan & Cunningham, A Professional Corporation, since February 28, 1995. From August 1994 until December 7, 1998, when acquired by The Kroll-O'Gara Company, Mr. Dunn served as a Director of Laboratory Specialists of America, Inc., a forensic drug testing company. From April 1980, he has been a shareholder and director of Zrenda Dunn & Swan and has served as President since April 1992. He has been the owner of the Woodlake Racquet Club, a recreational athletic club, since 1981. Mr. Dunn was graduated from the University of Oklahoma College of Law in 1972, and holds a B.B.S. in accounting and pursued graduate studies at the University of Oklahoma.

         PAUL A. KRUGER, age 46, has more than 25 years experience with the financial services industry. Beginning in 1980 until February 1996 Mr. Kruger was employed by United Bank Club Association, Inc. and served as President and Chief Executive Officer. During this period, United Bank Club Association grew to more than 350 employees with operational and sales branches in Michigan, Florida, Arizona, Texas and Mexico providing financial enhancement services to more than 2,000 institutions serving more than six million customers in the United States, Puerto Rico, U.S. Virgin Islands and Mexico. Mr. Kruger founded Priority OnLineJ which developed NetBranchJ, a proprietary Internet banking application currently in use by the second largest bank headquartered and controlled in Oklahoma. In 1999 Mr. Kruger became Chairman of Foresight, Inc. Mr. Kruger holds a Bachelor of Business Administration/Accounting received from Cameron University and a Juris Doctorate from the Oklahoma City University School of Law.

         JOHN SIMONELLI, age 54, will become one of our directors upon completion of the merger-acquisition of Foresight. In August 1999, Mr. Simonelli became our consultant and has provided corporate acquisition and merger consulting services. From March 1994 until July 1999, Mr. Simonelli was employed by Laboratory Specialists of America, Inc. and served as Chairman of the Board, Chief Executive Officer and Secretary, and a Director until December 7, 1998. Laboratory Specialists of America, Inc. is engaged in forensic drug testing and was formerly publicly-held until acquired by The Kroll-O'Gara Company by merger. Mr. Simonelli served as a Director, Chief Executive Officer and Secretary of Vantage Capital Resources, Inc. from March 1996 until its merger with The Vialink Company (formerly Applied Intelligence Group, Inc.) and thereafter served as a Director and Vice President of The Vialink Company until October 14, 1996.

         MARK R. KIDD, age 33, became our Chief Financial Officer and Controller and Secretary in August 1999 and serves as Executive Vice President, Chief Financial Officer, Secretary and a Director of Foresight. Mr. Kidd began serving as President of PaceCo Financial Services, Inc. and President of UniFin, Inc. in March 1998. Both are privately held companies that provide various financial services. From January 1997 until March 1998, he served as Senior Vice President and Chief Financial Officer of Republic Bank of Norman. From May 1988 through 1996, Mr. Kidd was employed by the public accounting firm of Arthur Andersen LLP. Mr. Kidd is a Certified Public Accountant and holds a B.B.A. in accounting from Southern Methodist University.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file. During 1999, we were not subject to the Securities Exchange Act of 1934. Accordingly, our officers and directors were not required to file these reports.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During 1999, the Board of Directors held one meetings and took action six times through unanimous approval of a written record and memorandum of action in lieu of meeting. All of the directors were present at the meetings. In 1999 we established the Compensation Committee and Audit Committee. Other than the Compensation Committee and Audit Committee, the Board of Directors does not have any other standing committees.

         COMPENSATION COMMITTEE. Messrs. Webb and Howell serve on the Compensation Committee at the pleasure of the Board of Directors. The Compensation Committee reviews and acts on matters relating to compensation levels and benefit plans for our executive officers and employees. The Compensation Committee also reviews the succession planning for key executive personnel, monitors employee relations issues and oversees senior management structure. The Compensation Committee did not have any meetings during the year ended December 31, 1999. All actions taken regarding the functions of this Committee were taken by the Board.

         AUDIT COMMITTEE. Messrs. Webb, Miller and Dunn serve on the Audit Committee at the pleasure of the Board of Directors. The Audit Committee assists in the selection of our independent accountants and is responsible for designating those services to be performed by and maintaining effective communication with our independent accountants. The Audit Committee did not have any meetings during the year ended December 31, 1999. Our Board has adopted the Audit Committee Charter attached hereto as Appendix D. Currently, Messrs. Webb, Miller and Dunn qualify as independent directors; however, it is anticipated that the legal fees paid and to be paid to Dunn Swan & Cunningham during 2000 will disqualify Mr. Dunn as an independent director.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


EXECUTIVE OFFICERS COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth the compensation during 1999, 1998 and1997, paid or accrued, of Larry E. Howell, our President and Chief Executive Officer. Mr. Howell became our President and Chief Executive Officer in August 1999 and accordingly during 1998 and 1997 did not receive any compensation. None of our executive officers received compensation in excess of $100,000 during these years.

                           SUMMARY COMPENSATION TABLE

                                                                                                         LONG-TERM
                                                                                                       COMPENSATION
                                                                                                           AWARDS
                                                                                                       ------------
                                                                             ANNUAL COMPENSATION(1)    COMMON STOCK
                                                                             ---------------------      UNDERLYING
NAME AND PRINCIPAL POSITION                                         YEAR    SALARY(2)      BONUS(3)       OPTIONS
---------------------------                                        -----    ---------      --------    ------------
James Lout(4)....................................................  1999        $46,108     $   -              -
  President and Chief Executive Officer                            1998        $64,000     $   -           17,241
                                                                   1997        $74,000     $   -              -

Larry E. Howell..................................................  1999        $15,000     $   -              -
  President and Chief Executive Officer                            1998        $   -       $   -              -
                                                                   1997        $   -       $   -              -

------------------------
(1) The named executive officer received additional non-cash compensation, perquisites and other personal benefits; however, the aggregate amount and value thereof did not exceed 10% of the total annual salary and bonus paid to and accrued for the named executive officer during the year.
(2) Dollar value of base salary (both cash and non-cash) earned during the year.
(3)      Dollar value of bonus (both cash and non-cash) earned during the year.
(4) Mr. Lout served as our President and Chief Executive Officer beginning in June 1996 until mid-August 1999. As a result of Mr. Lout's employment termination, 26,819 unexercisable stock options granted to Mr. Lout expired or terminated without exercise.

         AGGREGATE STOCK OPTION EXERCISE AND YEAR-END AND OPTION VALUES. The following table sets forth information related to the number of options exercised in the year ended December 31, 1999, and the value realized by each executive officer named in the Summary Compensation Table, as well as information related to the number and value of options held by them at December 31, 1999. During the year ended December 31, 1999, no outstanding options were exercised.

                       OPTION VALUES AT DECEMBER 31, 1999

                                                                 NUMBER OF                VALUE OF UNEXERCISED
                                                         UNEXERCISED OPTIONS(1)          IN-THE-MONEY OPTIONS(2)
                                                       -----------------------------   ----------------------------
NAME                                                   EXERCISABLE     UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                                                   -----------     -------------   -----------    -------------
Larry E. Howell.....................                           -                 -        $    -            $ -

James Lout..........................                        36,399               -          28,391            -

----------------------------
(1) As a result of his employment termination in August 1999, Mr. Lout's right to receive the unexercisable options immediately terminated.
(2) At December 31, 1999, a market for our common stock did not exist. The value of unexercised in-the-money options is based upon the fair market value of the shares of common stock underlying the options, which was determined to be $6.00 per share as of December 31, 1999 (after giving effect to and providing for adjustment of the options for the reverse stock split), minus the $5.22 exercise price multiplied by the number of shares of common stock underlying the options.

STOCK OPTION PLAN

         For the benefit of our employees, directors and consultants, we have adopted the Precis Smart Card Systems, Inc. 1999 Stock Option Plan which is described in more detail under Proposal Two -- Approval of Our 1999 Stock Option Plan. No options have been granted under the Plan.

COMPENSATION OF DIRECTORS

         Directors who are not our employees are not compensated for Board or committee meetings attended. Directors who are also our employees receive no additional compensation for serving as Directors or on committees. We reimburse our directors for travel and out-of-pocket expenses in connection with their attendance at meetings of our Board.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

         As permitted by the provisions of the Oklahoma General Corporation Act, our Certificate of Incorporation eliminates the monetary liability of our directors for a breach of their fiduciary duties as directors. However, these provisions do not eliminate a director's liability

- for a breach of the director's duty of loyalty to us or our shareholders,

- for acts or omissions by a director not in good faith or which involve intentional misconduct or a knowing violation of law,

- arising under Section 1053 of the Oklahoma General Corporation Act relating to the declaration of dividends and purchase or redemption of shares in violation of the Oklahoma General Corporation Act, or

- for any transaction from which the director derived an improper personal benefit.

         In addition, these provisions do not eliminate liability of a director for violations of federal securities laws, nor do they limit our rights or your and our other shareholders rights, in appropriate circumstances, to seek equitable remedies including injunctive or other forms of non-monetary relief. These remedies may not be effective in all cases.

         Our Bylaws require us to indemnify our directors and officers. Under these provisions, when an individual in his or her capacity as an officer or a director is made or threatened to be made, a party to any suit or proceeding, the individual may be indemnified if he or she acted in good faith and in a manner reasonably believed to be in or not opposed to our best interest. Our Bylaws further provide that this indemnification is not exclusive of any other rights to which the individual may be entitled. Insofar as indemnification for liabilities arising under our Bylaws or otherwise may be permitted to our directors and officers, we have been advised that in the opinion of the Securities and Exchange Commission the indemnification is against public policy and is, therefore, unenforceable.

LACK OF EMPLOYMENT ARRANGEMENTS AND KEYMAN INSURANCE

         We do not have employment agreements with our employees. Also, we do not maintain any keyman insurance on the life or in the event of disability of our executive officer.


                                  PROPOSAL FIVE

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         Our Board of Directors has appointed Murrell Hall McIntosh & Co., PLLP as our independent accountants for the year ending December 31, 2000. Murrell Hall McIntosh & Co., PLLP has been our independent accountants and auditor since 1999. A proposal will be presented at the Annual Meeting asking you and our other shareholders to ratify the appointment of Murrell Hall McIntosh & Co., PLLP as our independent accountants and auditor. If our shareholders do not ratify the appointment of Murrell Hall McIntosh & Co., PLLP, our Board will reconsider the appointment.

         A representative of Murrell Hall McIntosh & Co., PLLP will be present at the Annual Meeting. Such representative will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

REQUIRED VOTE

         The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and voting on this proposal is required for the adoption of this proposal. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether this proposal has received the vote of a majority of the shares present at the Annual Meeting.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our Board of Directors recommends a vote "FOR" ratification of the appointment of Murrell Hall McIntosh & Co., PLLP as our independent accountants and auditor. Proxies solicited by the Board of Directors of the Company will be so voted unless shareholders specify a contrary choice.


                              CERTAIN TRANSACTIONS

         Set forth below is a description of transactions entered into between us and certain of our officers, directors and shareholders during this year, 1999 and 1998. Certain of these transactions may result in conflicts of interest between us and such individuals. Although these persons have fiduciary duties to us, you and our other shareholders, there can be no assurance that conflicts of interest will always be resolved in our favor or in favor of our shareholders.

         Under 10 separate promissory notes, Kent H. Webb, M..D. loaned $254,743 to us from 1997 through June 30, 1999. These shareholder loans were evidenced by promissory notes. The principal amount of those notes issued before September 30, 1998, accrued interest at 25% per annum until September 30, 1998, and thereafter at the 15% per annum rate. In January 1998, we repaid one of the promissory notes in the principal amount of $25,000 and accrued interest of $531. The remaining outstanding promissory notes became due on March 9, 2000 and the principal amounts were paid, together with interest of $32,548.

         The terms of Dr. Webb's loans made prior to 1999 were approved and ratified unanimously by our four independent directors, each of whom did not have an interest in these loans and had access to our independent legal counsel at our expense. At the time these loans were made in 1999, we did not have sufficient disinterested independent directors to ratify the terms of the loans. Because the 1999 loan terms were the same as the earlier loans, our board of directors believes that the terms of the loans by Dr. Webb were at least as favorable as could be obtained from unaffiliated third parties.

         In February 2000, the law firm of Dunn Swan & Cunningham, our legal counsel, was paid $180,477 and we agreed to issue 2,000 shares of our common stock in payment of $20,000 for performed legal services. In addition, we reimbursed Dunn Swan & Cunningham $5,079 for expenses advanced on our behalf. These legal services were performed and expenses advanced during 1998 and 1999 in connection with our private placement offering, initial public offering and general corporate matters. During 1998 and 1999, Dunn Swan & Cunningham was not paid for its legal services.

         We have adopted policies that any loans to officers, directors and 5% or greater shareholders ("affiliates") are subject to approval by a majority of not less than two of our disinterested independent directors and that such loans and other transactions with affiliates will be on terms no less favorable than could be obtained from unaffiliated parties and approved by a majority of not less than two of our disinterested independent directors. As of the date of this prospectus, our Board of Directors is comprised of five members, of which Lyle
W. Miller and Michael E. Dunn are the only independent directors. As a condition of registration in Oklahoma and a governance requirements of Nasdaq Stock Market, Inc. and the Boston Stock Exchange, we are required and undertake to have not less than two independent directors serving on our board of directors at all times.


                     PRICE RANGE OF COMMON STOCK; DIVIDENDS

         MARKET PRICES. Our common stock is traded in the over-the-counter market and is quoted on Nasdaq SmallCap Market System under the symbol PCIS and is listed on the Boston Stock Exchange under the symbol PCI. Prior to February 9, 2000, there was no public trading market for our common stock. The closing sale prices reflect inter-dealer prices without adjustment for retail markups, markdowns or commissions and may not reflect actual transactions. The following table sets forth the high and low sale prices of our common stock during the calendar quarter presented as reported by the Nasdaq SmallCap Market System.

                                                                                                CLOSING SALE PRICE
                                                                                                ------------------
                                                                                                   COMMON STOCK
                                                                                                ------------------
QUARTER ENDED                                                                                    HIGH         LOW
-------------                                                                                   -----        -----
March 31, 2000............................................................................       $10.63       $7.38
June 30, 2000.............................................................................         7.88        3.50
September 30, 2000........................................................................         4.44        1.88


         On October 3, 2000, the closing sale price of our common stock as quoted on Nasdaq SmallCap Market was $2.31. On September 30, 2000, there were approximately 700 holders of our common stock.

         The market price of our common stock is subject to significant fluctuations in response to, and may be adversely affected by

-        variations in quarterly operating results,

-        changes in earnings estimates by analysts,

- developments in the computer software industry generally and more particularly the smart card industry and the industries served thereby,

- adverse earnings or other financial announcements of our customers or clients,

- announcements and introductions of product or service innovations or new contracts by us or our competitors, and

-        general stock market conditions.

         If we fail to meet the minimum requirements, our common stock will be delisted by Nasdaq and the Boston Stock Exchange and will become tradable on the over-the-counter market, which will adversely affect the sale price of our common stock. In order to continue inclusion of our common stock on Nasdaq and the Boston Stock Exchange minimum listing requirements must be met. In the event these minimum requirements for inclusion are not met, our common stock

- will be delisted and no longer included on the Nasdaq SmallCap Market and the Boston Stock Exchange,

-        will then be traded in the over-the-counter market, and

-        may become subject to the "penny stock" trading rules.

The over-the-counter market is volatile and characterized as follows:

- over-the-counter securities are subject to substantial and sudden price increases and decreases,

- at times the price (bid and ask) information for the securities may not be available,

- if there is only one or two market makers, there is a risk that the dealers or group of dealers may control the market in our common stock and set prices that are not based on competitive forces, and

- the available offered price may be substantially below the quoted bid price.

Consequently, the market price of our common stock will be adversely affected if it ceases to be included on the Nasdaq SmallCap Market and the Boston Stock Exchange.

         If our common stock is delisted from the Nasdaq SmallCap Market and the Boston Stock Exchange and does not trade on another national securities exchange, our common stock may become subject to the "penny stock" rules. A "penny stock" is generally a stock that

-        is only listed in Apink sheets@ or on the NASD OTC Bulletin Board,

-        has a price per share of less than $5.00 and

-        is issued by a company with net tangible assets less than $2 million.

The penny stock trading rules impose additional duties and responsibilities upon broker-dealers and salespersons recommending the purchase a penny stock or the sale of a penny stock. Required compliance with these rules will

- materially limit or restrict the ability to resell our common stock, and

- the liquidity typically associated with other publicly traded stocks may not exist.

         DIVIDEND POLICY. Our dividend policy is to retain our earnings, if any, to support the expansion of our operations. Our Board of Directors does not intend to pay cash dividends on the common stock in the foreseeable future. Any future cash dividends will depend on future earnings, capital requirements, our financial condition and other factors deemed relevant by our Board of Directors. Following issuance of our series A preferred stock in connection with the merger-acquisition of Foresight, no dividends may be paid on our common stock until all dividends then due on the series A preferred stock have been paid.

                                 FORESIGHT, INC.

GENERAL

         Foresight primarily designs and markets membership and loyalty programs for rental-purchase companies, financial institutions, employer groups, retailers and association-based organizations. These programs are offered and sold as a value-added feature of a point-of-sale transaction (either rental or purchase) or by direct marketing through direct mail and other direct marketing distribution. Program members are offered and provided products and services of Foresight and third-party vendors. The products and services are bundled, enhanced, priced and marketed utilizing relationship marketing strategies to target the profiled needs of Foresight's client's particular customer base. The marketing programs offer members an economic, efficient and expedient method of purchasing the products and services offered. As of June 30, 2000, Foresight had approximately 115 client organizations offering various membership programs with approximately 560,000 members.

         The program products and services currently offered by Foresight include various forms of

- insurance products, including accidental death and dismemberment, property and unemployment insurance,

-        consumer discounts and benefits, including discounted fees for

         - health services providing savings on prescription drugs, dental services and vision products and services,

         -        credit card and valuables registration services,

         -        credit reporting and monitoring services,

         - legal services and legal defense reimbursement, travel services, and Internet web portal,

- discount programs and services utilizing redeemable discount coupons, including offers for food and household services and entertainment options (amusement or theme park discounts) and

- automotive services including roadside assistance, discounted automotive services, theft reward, emergency travel and ambulance expense reimbursements.

In addition, Foresight has the ability to build loyalty based point programs in its membership programs. The points can be redeemed by members for a variety of products and discounts which may include airline miles or in-store discounts. The type of point program is customized to the needs of Foresight's client.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         THE FOLLOWING DISCUSSION OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION IS BASED UPON AND SHOULD BE READ IN CONJUNCTION WITH FORESIGHT'S FINANCIAL STATEMENTS AND NOTES CONTAINED LATER IN THIS PROXY STATEMENT.

RESULTS OF OPERATIONS

         The following table sets forth selected results of Foresight's operations for the years ended December 31, 1999 and 1998 and the six months ended June 30, 2000 and 1999. This information was taken from Foresight's financial statements appearing elsewhere in this Proxy Statement.


                                       FOR THE YEARS ENDED DECEMBER 31,            FOR THE SIX MONTHS ENDED JUNE 30,
                                 ------------------------------------------- -----------------------------------------
                                          1999                  1998                 2000                  1999
                                 --------------------  --------------------- -------------------  --------------------
                                   AMOUNT     PERCENT    AMOUNT      PERCENT   AMOUNT    PERCENT    AMOUNT     PERCENT
                                 ----------   -------  -----------   ------- ----------  -------  ----------   -------
Product and Service
    Revenues.................... $6,635,390     100 %  $17,818,861     100%  $3,617,492    100 %  $3,300,819     100 %
                                 ----------            -----------           ----------           ----------

Operating Expenses:
   Product Deployment...........  4,249,225      64     11,595,396      65    2,287,622     63     2,215,173      67
   Sales and Marketing..........    677,702      10        720,973       4      385,829     11       325,207      10
   General and Administrative...  1,259,099      19      1,868,007      11      762,558     21       444,736      13
                                 ----------     ---    -----------     ---   ----------    ---    ----------     ---
     Total Operating Expenses...  6,186,026      93     14,184,376      80    3,436,009     95     2,985,116      90
                                 ----------     ---    -----------     ---   ----------    ---    ----------     ---

Operating Income................    449,364       7      3,634,485      20      181,483      5       315,703      10

Other Income:
   Interest (Income) Expense....     (1,740)     --        (49,870)     --       (6,325)    --         3,744      --
                                 ----------     ---    -----------     ---   ----------    ---    ----------     ---

Income Before Income Taxes......    451,104       7      3,684,355      20      187,808      5       311,959       9

Provision for Income Taxes......   (150,000)     (2)           -        --      (42,000)    (1)     (115,000)     (3)
                                 ----------     ---    -----------     ---   ----------    ---    ----------     ---

Net Income...................... $  301,104       5 %  $ 3,684,355      20%  $  145,808      4 %  $  196,959       6 %
                                 ==========     ===    ===========     ===   ==========    ===    ==========     ===




COMPARISON OF THE SIX-MONTH PERIODS ENDED JUNE 30, 2000 AND 1999

         Revenue during the six months ended June 30, 2000, increased $316,673, a 10% increase, to $3,617,492 from $3,300,819 during the six months ended June 30, 1999. This increase was attributable to an increase in revenue from one rental-purchase client and the revenue from two new rental-purchase clients.

         Total operating expenses during the 2000 six month period increased $450,893 to $3,436,009 from $2,985,116 during the 1999 six month period. The
$72,449 increase in product deployment expenses to $2,287,622 during the 2000 six month period from $2,215,173 during the 1999 six month period was attributable to the increase in revenue. The $60,622 increase in sales and marketing expenses to $385,829 during the 2000 six month period from $325,207 during the 1999 six month period was attributable to an increase in commissions expense and convention expense. Also, general and administrative expenses increased $317,822 to $762,558 during the 2000 six month period from $444,736 during the 1999 six month period. The increase in general and administrative expenses was due to increased salaries, consulting fees and occupancy expense attributable to expanded efforts to market products outside of the rental-purchase industry. Historically, Foresight has focused on the rental-purchase industry; during 1999 Foresight broadened its marketing focus to cover new products and industries which resulted in higher expenses in the areas identified.

COMPARISON OF THE YEARS ENDED DECEMBER 31, 1999 AND 1998

         Revenue during 1999 decreased $11,183,471, a 63% decrease, to $6,635,390 from $17,818,861 during 1998. This decrease was primarily attributable to the loss of one large rental-purchase client in 1998; the revenue from this client in 1998 was approximately $11 million. No revenue was received from this client in 1999.

         Total operating expenses during 1999 decreased $7,998,350 to $6,186,026 from $14,184,376 during 1998. The $7,346,171 decrease in product deployment expenses to $4,249,225 in 1999 from $11,595,396 in 1998 was attributable to the loss of the large rental-purchase client discussed above. Sales and marketing expenses decreased $43,271 to $677,702 during 1999 from $720,973. The decrease in sales and marketing expenses was attributable to a decrease in advertising, travel and meals and entertainment related to the loss of the large rental-purchase client; these decreases were offset by an increase in commissions attributable to the business maintenance agreement for Foresight's largest customer. General and administrative expenses decreased $608,908 to $1,259,099 during 1999 from $1,868,007 during 1998. The decrease in general and administrative expenses was attributable to a decrease in printing costs related to the loss of the large rental-purchase client and a decrease in salaries.

LIQUIDITY AND CAPITAL RESOURCES

         Operating activities for the six months ended June 30, 2000, provided net cash of $228,593 as the result of net income $145,808 increased by depreciation of $13,653, a decrease in accounts receivable of $113,557 and an increase accounts payable and other items of $74,899 and 20,812, respectively, which was offset by an increase in prepaid expenses of $16,280 and a decrease in income taxes payable and accrued liabilities of $111,000 and $12,856, respectively. For the year ended December 31, 1999, Foresight's operating activities provided net cash of $3,150,619 as the result of net income of $301,104 increased by depreciation of $43,727, a decrease in accounts receivable of $2,153,378, and increases in accounts payable, accrued liabilities and income taxes payable of $457,177, $45,233 and $150,000, respectively. During the six months ended June 30, 2000 and the year ended December 31, 1999, Foresight used cash of $22,167 and $160,910, respectively, for investing activities by purchase of property and equipment. During the six months ended June 30, 2000, Foresight did not use any cash for financing activities compared to 1999 when Foresight used $3,170,664 for financing activities. During the year ended December 31, 1999, Foresight paid distributions and dividends to shareholders of $2,707,664 and $430,000, respectively. During 1999, Foresight also made a loan to a shareholder of $33,000.


         During January 1999, all of Foresight's outstanding common stock was acquired by Universal Marketing Services, the former parent of Foresight, for $4,540,000. Of this amount, $4,532,000 was reported as a long-term capital gain for income tax purposes. Universal Marketing Services agreed to indemnify the prior shareholders of Foresight if it were determined that any portion of the $4,532,000 did not qualify for long-term capital gain treatment under federal income tax purposes. We will assume this obligation and pay the prior Foresight shareholders the increased federal income tax if capital gain treatment is determined to be unavailable.

         On March 31, 2000, Foresight established a line of credit with a bank in the principal amount of $250,000 which matures on December 9, 2000 and bears interest at prime. The line of credit was established to provide additional working capital. Foresight currently has no commitments for capital expenditures in material amounts. Foresight believes that its existing cash and cash from operations, together with its line of credit, will be sufficient to fund its operations for the next 12 months. Because Foresight's capital requirements cannot be predicted with certainty, there is no assurance that we will not require additional financing before expiration of the 12-month period. There is no assurance that additional financing will be available on terms satisfactory to Foresight or advantageous to its shareholders.

BUSINESS

         BACKGROUND. Foresight, Inc. is an Oklahoma corporation organized in July, 1992. During January 1999, all of Foresight's outstanding common stock was acquired by Universal Marketing Services, Inc. for $4,540,000. Foresight was operated by Universal Marketing Services during the period from February 1, 1999 through December 1, 1999 under a management agreement. Universal Marketing Services conducted all activities related to the day to day operations of Foresight. During December 1999, the common stock of Foresight was transferred to Paul A. Kruger and Mark R. Kidd, both former shareholders of Universal Marketing Services.

MEMBERSHIP SERVICE PROGRAM INDUSTRY OVERVIEW

         Membership service programs are increasingly utilized by vendors for the marketing of their products and services. Membership service programs offer selected products and services from a variety of vendors with the objective of enhancing the existing relationship between businesses and their customers. These programs are offered and sold in connection with point-of-sale transactions or by various methods of direct marketing. Foresight believes that membership service programs are one of the fastest growing areas of direct marketing. When designed, marketed and managed effectively, membership service programs can be of significant value to:

-        consumers who become members of the membership program;

-        vendors through sales and marketing of their products and services; and

- clients through which the program memberships are offered and sold in connection with other point-of-sale transactions through sharing in the membership fee, or through receipt of royalties and fees when offered utilizing clients' customer lists.

         Consumers are increasingly confronted with a growing number of product and service choices that are advertised and offered consumers. The products and services are advertised and offered through media ranging from network and cable television to traditional print media to the Internet. Furthermore, increasingly consumers, especially dual income couples, have limited time to devote to making informed and efficient purchasing decisions. Foresight believes that a well-designed membership service program provides the benefits of allowing consumers to make purchase decisions on a more informed, efficient and convenient basis through access to the information services, discounted products and services, and other types of assistance offered by such programs.

         Product vendors and service providers are seeking more cost-effective and efficient methods to expand their customer base and market share than through the traditional mass-marketing channels of distribution. In addition, they are seeking to reach new customers, strengthen relationships with existing customers and generate new, predictable recurring sources of revenues. Foresight believes membership service programs provide vendors a viable, cost-effective alternative to the traditional mass-marketing distribution channels.

         Historically, issuers of credit cards have been the most prevalent users of membership service programs. However, in recent years there has been a significant increase in the use and offering of membership programs by other businesses, including rental-purchase companies, retailers and employers. In most cases, these businesses seek professional marketing assistance to successfully design, market and manage the membership service programs they offer. These marketing firms, like Foresight, are able to:

- apply advanced database systems to capture, process and store consumer and market information;

- develop consumer profiles and purchasing trends, both in terms of products and services;

-        use their experience to provide effective membership service programs;
         and

-        realize economies of scale.

         In addition, a general requirement of the designer and provider of membership service programs is that the provider of such programs have the expertise to continue to introduce unique new programs. In addition, in some cases, the businesses expect the provider of membership service programs to have such resources as extensive vendor networks and experienced management teams, in order to not only design the program but also to market the programs quickly and successfully at the retail level.

FORESIGHT SOLUTION

         Foresight designs membership programs for rental-purchase companies, financial organizations, employer groups, retailers and association-based organizations. Memberships in these programs are offered and sold as part of a point-of-sale transaction or by direct marketing through telemarketing, direct mail or as an insert. Program members are offered and provided products and services of Foresight and third-party vendors. Foresight believes that its clients, their customers and the vendors of the products and services offered through the programs all benefit from its membership service programs. The products and services are bundled, priced and marketed utilizing relationship marketing strategies to target the profiled needs of the clients' particular customer base. Memberships in Foresight's programs are offered in two ways. If the memberships are sold by an organization, generally in connection with a point of sale transaction, Foresight refers to these programs and membership sales as wholesale programs. On the other hand, if the memberships are sold by Foresight through direct contact with the consumer (via direct mail or other direct marketing distribution), Foresight refers to these programs and membership sales as retail programs and sales. Substantially all of Foresight's membership service programs are offered and sold at wholesale by clients engaged in the rental-purchase industry. During 1999 and 1998 all of Foresight's revenue was attributable to wholesale program sales, while during the six months ended June 30, 2000 wholesale and retail program sales accounted for 98% and 2%, respectively, of Foresight's revenue. Foresight intends to focus its future efforts on the design and marketing of wholesale programs for clients in numerous industries.

         Through the design of its programs, Foresight seeks to address the desires of its clients to obtain another source of income from the clients' customers through membership sales. In return for the wholesale sale of memberships, Foresight's clients collect the weekly or monthly membership fees and retain 40% to 80% of such fees. The balance of the membership fees, 20% to 60%, is remitted to us. With respect to retail membership sales, clients providing the customer lists are entitled to royalties on the sales to the clients' listed customers. The royalty payments range from 10% to 50% of the membership fees. The programs are designed and managed to strengthen the relationship between Foresight's clients and their customers. Foresight believes that its programs offer members an economic, efficient and convenient method for the selection of products and services. Members are entitled to discounts for products and services which may not otherwise be available to them. Vendors of products and services offered and sold through the programs to members are benefitted. Vendors are provided the opportunity to reach a large number of demographically targeted customers or consumers with minimal incremental marketing cost.

         Foresight maximizes its marketing effort by utilizing a database management system to analyze the demographics of clients' customers to establish customer profiles. Based upon these demographics and customer profiles, Foresight designs membership service programs that are targeted for specific consumer groups. Typically, Foresight works with a wholesale client to incorporate elements from one or more of the client's standard service programs in the design of a custom program for the client. Memberships in the custom program are offered and sold by the wholesale client to its customers as a value-added feature generally in connection with a point-of-sale transaction. The wholesale client remits 20% to 60% of the membership fees to Foresight and retains the balance as compensation for having made the sale and serving as collection agent of the fees. Wholesale programs substantially reduce Foresight's costs of acquiring new members, which results in higher profit margins in the first year of the program, compared to those obtained through retail offering and sale of memberships.

         With respect to membership service programs offered as retail programs, Foresight utilizes its database and experience to introduce new programs, as well as improve existing programs. Retail programs are generally offered through direct mail; however telemarketing and other direct marketing methods are also employed. The offer and sale of retail programs provide clients with a rapid, inexpensive means to test and introduce new concepts, products and services to their customers.

         Foresight uses collectively the consumer market or groups represented by its 115 clients and approximately 560,000 members to decrease its costs and to pass economic benefits on to its clients and members, as well as obtain substantial discounts on the vendors' products and services that are available to member-customers. Foresight maintains a staff of approximately five member service representatives on a 24-hour a day, seven-day-a-week basis. These representatives ensure that members receive high-quality service and help build consumer loyalty with Foresight's clients.

BUSINESS OBJECTIVE AND PLAN

         Foresight's objective is to become one of the leading providers of unique membership service programs. Key elements of its business plan are as follows:

         CONTINUE TO DEVELOP UNIQUE SERVICE PROGRAMS FOR BROAD MARKETS. Foresight intends to continue its focus on the development and rapid introduction of unique programs which address the lifestyle needs of large numbers of its clients' customers. Foresight anticipates that this plan will allow it to obtain a larger market share of the membership program market, both through existing clients and through new clients who will find Foresight's new and unique programs to be valuable to the clients' customers.

         Foresight will continue to expand its existing distribution channels and seek new ones, including large and small banks, savings and loans and other financial institutions, association-based organizations and others. To date, most of Foresight's clients are involved in the rental-purchase business. Foresight believes that the rental-purchase industry will continue to provide substantial growth and expansion opportunities. Therefore, Foresight intends to continue to devote significant resources to selling its membership service programs to those companies involved in the rental-purchase industry. In addition, Foresight has recently developed new wholesale membership programs for the retail furniture, check cashing, payday loan and consumer finance industries. Foresight also intends to continue development and expansion of its retail membership program offerings. As part of this business plan, Foresight intends to continue to develop service programs which can be easily modified to address the needs of a particular channel of distribution.

         DEVELOP A RECURRING REVENUE BASE. Membership renewals are not a characteristic of or expected with respect to wholesale memberships because the membership is continuous until the member voluntarily terminates the plan or their relationship with a client. Recurring revenue from wholesale clients is dependent upon the client continuously marketing Foresight's products to their customer base. Renewals of the retail memberships are generally considered a significant source of recurring revenues with minimal incremental costs of marketing which offers increased profit margins on such membership sales. Foresight intends to continue to focus Foresight's efforts on retaining Foresight's existing and obtaining new wholesale clients. In addition, Foresight intends to develop relationships with new clients to enhance its retail membership revenue.

         OFFER HIGH QUALITY SERVICES. In order to manage Foresight's anticipated growth and provide the type of membership services to ensure client and member loyalty, Foresight must and intends to continue investing significantly in its membership services system. Foresight has developed a proprietary computer database system that provides member service representatives on-line information regarding the components of each membership plan and the details a member requires to utilize the benefits. Members can access the system 24 hours a day, 7 days a week. Foresight maintains its membership service center at its offices in Norman, Oklahoma. Foresight also maintains and monitors relationships with over ten vendors to assure that these vendors are providing high quality products and services in order to enhance the relationship between the member-consumer and the client offering the service program.

         EMPLOYMENT OF TECHNICAL SOLUTIONS. Foresight will continue the development and improvement of its proprietary software utilized to coordinate with clients or, if applicable, telemarketing vendors to accelerate the delivery of new member information kits and, if applicable, membership billings. Currently, Foresight utilizes its membership database management system to model and analyze client lists to identify likely members. In addition, Foresight will continue to invest in state-of-the-art technology in other key areas of its business. These areas include call routing equipment for Foresight's membership service support and advanced modeling techniques for use with the customer databases provided to Foresight by its clients.

         LEVERAGE AND DEVELOP MULTIPLE VENDOR PARTNERS. Foresight will continue its practice of developing dependable relationships with a wide variety of vendors who provide services at substantial discounts. Foresight believes that the key elements of its success is its ability to

         -        design new service programs;

         - obtain marketing distribution of those service programs to consumers; and

         - provide a high quality, member-friendly interface between the members and the service providers.

         Foresight outsources these products and services from vendors instead of developing the infrastructure to integrate vertically for each new program, thereby preserving program flexibility. As a result, Foresight is able to respond to and quickly develop new programs that address the changing needs of its clients.

         PURSUE INTERNATIONAL OPPORTUNITIES. Foresight intends to seek international clients, particularly in Mexico, Puerto Rico and Canada, in the near future in order to further expand its client base. Foresight believes that, for the same reasons that membership service programs are growing rapidly in the United States, there is significant demand for such programs in these international markets.

MEMBERSHIP SERVICE PROGRAMS

         As of June 30, 2000, Foresight had six service programs which had approximately 560,000 members. Foresight's membership service programs offer members a combination of various insurance products and information and savings opportunities with respect to the available program products and services. The service programs are marketed under the name of the program by the client if a wholesale program or on behalf of the client if a retail program. The programs are designed and developed to capitalize on the client's existing relationship with its customers as a value-added feature. In general, membership fees paid by the member, which may be payable weekly or monthly, range from approximately $2.00 per week to approximately $15.00 per month. Generally, customized service programs are designed for Foresight's clients as a variation of Foresight's standard service programs. As of June 30, 2000, Foresight had the following six programs:

         FORESIGHT PREFERRED CUSTOMER CLUB-SM-. Foresight developed this program specifically for clients in the rental-purchase and retail furniture industry. The program consists of a basic package of consumer benefits, combined with insurance coverage selected by the client. Clients may choose the standard design with accompanying marketing materials, or customize their program using their own name, logo and corporate "look." This program effectively accounted for all of Foresight's revenue in 1999 and the six months ended June 30, 2000.

         CASH-IN CLUB-SM- Foresight developed this program specifically for clients in the consumer finance industry. The program consists of a basic package of insurance, health and other consumer-oriented benefits. As with all of Foresight's programs, the client has the option of providing additional benefits. Clients may choose the standard design with accompanying marketing materials, or customize their program using their own name, logo and corporate "look."

         CHOICE-SM- CHECKING AND PRIORITY-SM- CHECKING. Faced with increasing competition from larger financial institutions as well as non-bank competitors, the importance of establishing proven, loyalty-building programs is a high priority among the banking industry. Foresight developed several different programs designed to appeal to specific segments within the bank customer base including students and middle income and age market, high-balance affluent and mature market customers. Each program is typically offered in conjunction with several financial services offered by the bank itself.

         IN GOOD HEALTH-SM-. Foresight developed In Good Health to appeal to the concern about rising healthcare costs. The program includes access to national discount networks for prescription drugs, dental services and vision products. The program also can be packaged with other products such as telephone access to a 24-hour nurse advisory service. Foresight markets In Good Health on a retail basis to associations and employee groups. The program can also be offered direct to consumers through direct marketing distribution.

         NAMESAFE. Foresight developed NameSafe to appeal to consumer concerns about identity crime. The program includes access to the customer's credit report, medical information bureau and social security benefits statement. Customers can also subscribe to a credit monitoring service. Foresight markets NameSafe on a retail basis to credit card customers. The program can also be offered direct to consumers through direct marketing distribution.

         VIP CLUB. Foresight designed VIP Club as a supplemental benefits program for employee groups. The program includes access to national discount networks for prescription drugs, dental services and vision products and other consumer-oriented benefits and services. Foresight markets VIP Club on a retail basis to associations and employee groups.

         Foresight has been marketing the Preferred Customer Club for over 10 years. The other products listed above have been developed over the last two years and although Foresight does receive revenue on each product listed, the revenue is insignificant in relation to the revenue attributable to Preferred Customer Club sales.

         Those customers that become members of wholesale programs pay the membership fee as part of the weekly or monthly payments made to Foresight's client in connection with the primary product or service purchased or rented. With respect to retail service programs, the membership is for one year and may be renewed.

         When customers agree to become a retail program member, they generally receive a trial membership. During the period of the trial membership, the member may use the program's services without any obligation to pay for the services and benefits. Each customer-member is provided or mailed a membership brochure along with a membership card and membership identification number. The brochure summarizes the program products and services offered and lists toll-free telephone numbers that may be used to access service benefits and information. During the trial period, a consumer may elect not to participate in a service offered by calling Foresight's toll-free telephone number to cancel the particular service or benefit. Trial memberships are generally for a period of 30 days. During the trial membership period, the membership and related benefits may be unconditionally terminated by the member without further obligation.

         If the membership is not canceled during the trial period, the customer-member becomes obligated to pay the membership fee. In the event that the member does not cancel the membership after the initial membership term, such member generally receives a renewal kit in the mail in advance of each membership termination date and is charged for the succeeding year's membership fee. During the course of an initial annual membership term or renewal term, a member is free to cancel a membership during the first 30 to 60 days of membership.

         Foresight's wholesale membership programs are offered by Foresight's clients in connection with point-of-sale transactions and are presented to the customer as a value-added benefit of doing business with the client. The Customer relationships with clients of Foresight are generally short term and typically on an infrequent basis. Therefore, there is not an extended client-customer relationship. For offering and selling the memberships in a wholesale program, the clients retain 40% to 80% of the membership fee and remit the balance to Foresight.

         In comparison, Foresight offers the retail membership programs to potential members obtained from customer lists provided by its clients. Generally, clients and customers have an existing and often long-term relationship. Foresight's clients provide lists of consumers which are added to Foresight's computerized database system to model, analyze and identify potential members. For such customer lists, Foresight's clients are paid a royalty from the initial and renewal membership fees collected by Foresight from the members listed in the clients' customer lists. These royalties are from 10% to 50% of the membership fees.

         In combination with Foresight's product development and marketing group and the clients' sales and marketing group, Foresight develops strategies for new product and service offerings. Foresight's management team, working with its clients, develops and refines new program concepts and introduces the new program. Foresight believes that this method of product development allows Foresight to respond quickly and effectively to market demand for new programs. Foresight also believes that its programs are unique with respect to the variety and quality of particular products, services, discounts and other features that these programs offer. By bundling and reconfiguring various features of Foresight's standard programs, Foresight can customize a program to the particular needs and demands of its clients. Foresight's standard programs contain the following features:

         MEMBER SERVICE. Foresight believes that providing high quality service to program members is extremely important. This member service encourages membership sales and strengthens the relationship of the members and the client which offered the service program. Foresight maintains its service center in Norman, Oklahoma, with a total of five membership service representatives. Foresight's service center is available to members, toll free, 24 hours a day, seven days a week. All new membership service representatives must complete a comprehensive training course and receive on-the-job training. Through Foresight's training programs, systems and software, Foresight seeks to provide members with friendly, rapid and effective answers to questions. Foresight also works closely with its clients' customer service staffs to ensure that their representatives are knowledgeable in matters relating to Foresight's membership service programs.

         TECHNOLOGY. Foresight has made substantial investments in its information management systems. Accordingly, Foresight's proprietary software is designed to accept its clients' customer databases for review, analysis and modeling in order to develop customer profiles and identify potential members. Foresight receives new member information from its clients on a monthly basis. If the new member information is obtained in connection with a retail membership program offering, such information is also routed to Foresight's member fulfillment personnel and member information kits are mailed to the new members. The information management system also receives confirmation of billing data from Foresight's merchant processors on a regular basis, permitting Foresight to update the status of each member, including member profile information.

         FULFILLMENT. In some cases the program products and services offered to members are provided directly to the members by independent vendors. Foresight only selects and utilizes those vendors that Foresight believes can cost-effectively deliver high quality products and services. Foresight's programs generally provide vendors significant volume demand with correspondingly minimal associated marketing expense. Accordingly, vendors gain access and marketing exposure to Foresight's membership base. In exchange for such access and marketing exposure, pursuant to Foresight's contractual arrangements, vendors offer discount prices to Foresight's membership base. Foresight receives no material payments from these vendors for rendering services to its program members. In certain cases, Foresight pays its vendors a fee based on the volume of members in Foresight's program or based on other agreed upon factors. For example, Foresight pays an automotive service provider a fee based on the number of active members in the program, pay an insurance carrier premiums based on the number of active members in various wholesale plans and pay fees to the service which provides the health related discounts based on the number of active members in that program. The aggregate of all such fees paid during the six months ended June 30, 2000 was approximately $2,215,000.

         Foresight's vendor contracts are generally for a one-year term, with subsequent one-year renewal terms at Foresight's option. Vendors may cancel their contracts with Foresight but, in most cases, only for cause and subject to notice provisions to provide time to locate a substitute vendor. Most of Foresight's vendor contracts are non-exclusive, but have requirements that the vendors maintain the confidentiality of the terms of the contract. Foresight believes that the establishment of a vendor network can be used in programs developed for clients in a number of different distribution channels.

         Although not used extensively in the past, Foresight may be dependent in the future on telemarketers to offer membership interests in its retail offered membership service programs to prospective members. Telemarketing services are provided pursuant to contractual arrangements that may be terminated by the telemarketers with limited prior notice. Foresight provides no assurance that, in the event a vendor or telemarketer ceases operations, or terminates, breaches or chooses not to renew its agreement with Foresight, a replacement vendor or telemarketer can be retained on a timely basis, if at all. In addition, vendors and telemarketers are independent contractors and the level and quality of services provided are not within Foresight's control. Any service interruptions, delays or quality problems could result in customer dissatisfaction and membership cancellations, which could have a material adverse effect on Foresight's business, financial condition and results of operations.

SALES AND MARKETING CHANNELS

         Foresight generally outsources the offering of memberships and do not make direct solicitations. With respect to wholesale programs, the client in a point-of-sale transaction offers the membership to its customer as a value-added feature. Under these programs, the client offering the memberships is responsible for marketing, usually with Foresight's assistance. Foresight does not pay the marketing costs of membership solicitation and sales. In some cases, the client may provide wholesale memberships to its customers free of charge and pay the periodic membership fee for each customer. In other cases, the client may charge a reduced fee to its customer.

         With respect to membership interests other than in wholesale programs, Foresight solicits members utilizing direct marketing methods, including direct mail, as a solo piece mailed either at Foresight's expense or at the client's expense. Foresight's direct marketing solicitations are made to potential members based upon customer lists and information provided by Foresight's clients. During 1999 and the six months ended June 30, 2000, Foresight sold approximately 2,900 and 1,800 retail memberships, respectively.

         Foresight's sales strategy is to establish and maintain long-term relationships with its clients. Through employment of its sales process, Foresight determines how client needs can be addressed by Foresight's membership service programs. Foresight attempts to build upon its existing customer relationships by integrating and cross-selling Foresight's various membership service programs. The term of the sales cycle for a new service program varies and can be six months or more. Foresight's client sales force currently consists of two executives and four sales representatives and support staff.

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         Foresight's business is highly dependent on telephone service provided by various local and long distance telephone companies. Any significant interruption in telephone services could adversely affect Foresight. Additionally, limitations on the ability of telephone companies to provide increased capacity that Foresight may require in the future, if any, could adversely affect Foresight's business, financial condition and results of operations. Rate increases imposed by these telephone companies will increase Foresight's operating expenses and could materially adversely affect Foresight's business, financial condition and results of operations.

CLIENT CONTRACTUAL ARRANGEMENTS

         Foresight's ability to market memberships is dependent upon continuing and establishing new client relations. The arrangements with clients are pursuant to written agreements which set forth Foresight's and the client's responsibilities, obligations, and entitlements, including collection of membership fees and, as applicable, payment of royalties. Retailers that sell wholesale memberships generally are required to collect the membership fee and remit 20% to 60% of the memberships fee to Foresight and are entitled to retain the balance. Foresight's client contracts with such retailers are generally for an initial term of two years, which is automatically extended for a term of one year following the initial term. These contracts are subject to termination upon 90-days' written notification prior to expiration of the initial term or the extended term. Pursuant to these contracts, Foresight's clients are excluded from offering and selling similar membership service programs. Upon such termination, Foresight generally does not have any continuing relationship with the client's customers, although Foresight is entitled to continue to receive its portion of the membership fee as collected by the retail client. Furthermore, for one year following termination of the contract, a retailer is not permitted to offer programs that are similar to Foresight's membership programs.

         With respect to those memberships sold by Foresight pursuant to direct marketing methods, Foresight obtains substantially all customer marketing information from customer lists supplied by Foresight's clients. Clients provide these lists for use in marketing a single, specific program which has been pre-approved by the client. Pursuant to contractual arrangements with these clients, Foresight is obligated to collect the membership fees and remit 10% to 50% of such membership fees to the clients that provided the customer list used to solicit the membership sales. Under Foresight's contractual arrangements with these clients Foresight typically has the right to continue providing membership services directly to the client's customers even if the client terminates the contract. Foresight's ability to market new retail programs to an existing customer base or an existing retail program to a new customer base is dependent on first obtaining approval from a client.

         Approximately 75% and 74% of Foresight's revenues for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively, was attributable to members obtained through wholesale solicitation and sales by one customer.

         Client relationships generally are developed over an extended period of six months or more. These relationships generally are based in part on professional relationships and the reputation of Foresight's management and marketing personnel. As a result, client relationships may be adversely affected by events beyond Foresight's control, including departures of key personnel and alterations in personal relationships. Consequently, because Foresight's relationships with its clients are pursuant to contractual arrangements that are subject to termination, Foresight provides no assurance that

         - one or more of Foresight's key or other clients will not terminate its relationship with Foresight;

         - if applicable, that clients will provide additional customer lists for use in Foresight's further marketing of new or existing membership programs; or

         -        such clients will replaced on a timely basis, if at all.

Any one of the foregoing could have an adverse effect upon Foresight's business, financial condition and results of operations.

GOVERNMENT REGULATION

         Foresight may use telemarketing as a method of direct marketing of retail membership service programs. The telemarketing industry is increasingly subject to federal and state regulation as well as general public scrutiny and criticism. The Federal Telephone Consumer Protection Act of 1991 limits the hours during which telemarketers may call consumers and prohibits the use of automated telephone dialing equipment to call certain telephone numbers. The Federal Telemarketing and Consumer Fraud and Abuse Prevention Act of 1994 and Federal Trade Commission regulations promulgated thereunder, prohibit deceptive, unfair or abusive practices in telemarketing sales. Both the Federal Trade Commission and state attorneys general have authority to prevent telemarketing activities that constitute "unfair or deceptive acts or practices." Furthermore, a number of states have enacted laws and others are considering enacting laws targeted directly at telemarketing practices. Foresight provides no assurance that any such laws, if enacted, will not adversely affect or limit Foresight's current or future operations.

         Compliance with federal and state regulations is generally Foresight's responsibility. The membership programs industry is especially susceptible to charges by the media of regulatory noncompliance and unfair dealing. As is often the case, the media may publicize perceived non-compliance with consumer protection regulations and violations of notions of fair dealing with consumers. Foresight's failure to comply with current as well as newly enacted or adopted federal and state regulations could have a material adverse effect upon Foresight's business, financial condition and results of operations in addition to the following:

         - non-compliance may cause Foresight to become the subject of a variety of enforcement or private actions for non-compliance;

         - compliance with changes in applicable regulations could materially increase the associated operating costs;

         - non-compliance with any rules and regulations enforced by a federal or state consumer protection authority may subject Foresight or its management personnel to fines or various forms of civil or criminal prosecution; and

         - non-compliance or alleged non-compliance may result in negative publicity potentially damaging Foresight's reputation, client relationships and the relationship with program members and consumers in general.

COMPETITION

         Competition in the membership services market for clients is intense. Foresight offers membership programs that provide products and services similar to or directly in competition with products and services offered by its competitors as well as the providers of such products and services through other channels of distribution. Through contractual arrangements with a competitor, potential clients may be prohibited from contracting with Foresight to design a membership program if the services or products provided by Foresight's program are similar to, or merely overlap with, the services or products provided by an existing competitor program. Although not permitted under the current agreements with Foresight's clients, in the future some of Foresight's clients may provide, either directly or through third parties, programs offered by Foresight's competitors that directly compete with Foresight's programs. Competition for new members is also intense, particularly as the market becomes saturated with customers who are already members of competing programs.

         Foresight's principal competitors are Cendant Corporation, Memberworks, Inc., Nationwide Club Administrators, Inc., Encore International, Inc. and Consumer Benefit Services, Inc. Foresight's other competitors include large retailers, travel agencies, financial institutions, and other organizations which offer benefit programs to their customers. Many of Foresight's competitors have substantially larger customer bases and greater financial and other resources. Foresight believes that the principal competitive factors, many of which are not within Foresight's control, in the membership services industry include:

         - the ability to identify, develop and offer unique membership service programs,

         -        the quality and breadth of the programs offered,

         -        membership fees,

         -        prices of products and services offered,

         -        marketing expertise,

         -        the ability to hire and retain employees,

         - the development by others of membership service programs that are competitive with Foresight's programs,

         - the price at which competitors offer comparable membership programs and the products and services of these programs, and

         -        responsiveness to customer needs.

         To date, Foresight has effectively competed with its competitors. However, there is no assurance that:

         - Foresight's competitors will not increase their emphasis on programs similar to Foresight's programs to more directly compete with Foresight,

         - Foresight's competitors will not provide programs comparable or superior to Foresight's programs at lower membership prices,

         - Foresight's competitors will not adapt more quickly to evolving industry trends or changing market requirements,

         -        new competitors will not enter the market, or

         - other businesses will not themselves introduce competing programs.

This increased competition may result in price reductions, reduced gross margins and loss of market share, any of which could materially adversely affect Foresight's business, financial condition and results of operations.

         In addition, Foresight and other providers of membership programs compete for client marketing budget dollars and, in particular, other forms of direct marketing activities, such as direct mail. In recent years, there have been significant advances in new forms of direct marketing, such as the development of interactive shopping and data collection through television, the Internet and other media. As widely reported, electronic interactive commerce via the Internet and through the World Wide Web has and probably will continue to grow significantly. To the extent such growth occurs, it could have a material adverse effect on the demand for membership programs. Furthermore, as the telemarketing industry continues to grow, the effectiveness of telemarketing, which is used as a means of marketing Foresight's retail programs, as a direct marketing tool may decrease as a result of increased consumer resistance to telemarketing in general.

EMPLOYEES

         As of June 30, 2000, Foresight employed 19 persons on a full-time basis and 5 on a part-time basis. Foresight's employees are not represented by a labor union. Foresight believes that the relations with its employees are good.

FACILITIES


         Foresight's offices and operations are located in 7,450 square feet at 2500 South McGee Drive, Norman, Oklahoma 73072. The offices are occupied under a lease agreement with Onward, L.L.C., which expires December 31, 2004 and requires payment of monthly rent of $9,350. Onward, L.L.C. is wholly-owned by Paul A. Kruger, Foresight's majority shareholder.

LEGAL PROCEEDINGS

         In the normal course of its business, Foresight may become involved in litigation or in settlement proceedings relating to claims arising out of its operations. Foresight is not a party to any legal proceedings, the adverse outcome of which, individually or in the aggregate, could have a material adverse effect on Foresight's business, financial condition and results of operations.

FEDERAL TRADE COMMISSION LEGAL PROCEEDINGS

         In July 1999, the Federal Trade Commission commenced an investigation of the telemarketing of credit card registration services by Universal Marketing Services, Inc. At that time, Universal Marketing Services was the parent of Foresight and managed the operations of Foresight. The investigated telemarketing activities were conducted by United Marketing Group, Ltd. and its officer Louie Paulozza, both unrelated to Universal Marketing Services, Foresight and Mr. Wimberley. United Marketing Group and Mr. Paulozza conducted the telemarketing activities pursuant to written agreement with Universal Marketing Services. Under this agreement, United Marketing Group agreed to conduct all telemarketing activities in compliance with the rules and regulations of the Federal Trade Commission. The Federal Trade Commission would not limit its investigation to or agree only to pursue United Marketing Group and Mr. Paulozza. To avoid prolonged litigation and the associated expenses, Universal Marketing Services and its President, Steven Brett Wimberley agreed to a stipulated judgment. Following its approval of the stipulated judgement, the Federal Trade Commission filed on June 28, 2000 a complaint in the United States District Court for the Western District of Oklahoma styled FEDERAL TRADE COMMISSION AND STATE OF OKLAHOMA V. UNIVERSAL MARKETING SERVICES, INC., STEVEN BRETT WIMBERLEY, UNITED MARKETING GROUP, LTD. AND LOUIE PAULOZZA. Pursuant to the stipulated judgment a $100,000 consent judgment was entered against Universal Marketing Services and Mr. Wimberley.

         Under the terms of the stipulated judgment, Universal Marketing Services and Mr. Wimberley are banned from engaging in, or assisting other in, the promotion, advertising, marketing, offering for sale or sale of any credit card registration or protection services through telemarketing. Additionally, the rights of Universal Marketing Services and Mr. Wimberley to telemarket other products are subject to restrictions and monitoring by the Federal Trade Commission. Foresight is neither the subject of the investigation nor a party to the stipulated judgment. However, Foresight's telemarketing activities (as well as our telemarketing activities following completion of the merger-acquisition) may become subject to restrictions and monitoring similar to those imposed by the stipulated judgment, whether conducted with Universal Marketing Services, Mr. Wimberley or an unrelated third party.

MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

         The following table sets forth information with respect to each of Foresight's executive officers and directors.

     NAME                                       AGE    POSITION
------------------                              ---    --------
Paul A. Kruger...............................    46    President and Chief Executive Officer
                                                       and Director

Mark R. Kidd.................................    33    Executive Vice President, Chief
                                                       Financial Officer, Secretary and Director

         A brief description of the business background of Messrs. Kruger and Kidd appear under the caption "Proposal Four--Election of Directors--Information About Each Director and Nominee Directors" of this Proxy Statement.

EXECUTIVE OFFICER COMPENSATION AND OTHER INFORMATION

         The following table sets forth the compensation during 1999, 1998 and 1997, paid or accrued, of Paul A. Kruger, Foresight's President and Chief Executive Officer and the other named executive officers, each of whom received compensation in excess of $100,000 during these years.

                                                                          ANNUAL COMPENSATION(1)
                                                                         -----------------------
NAME AND PRINCIPAL POSITION                                     YEAR      SALARY           BONUS
---------------------------                                     ----     --------          -----
Paul A. Kruger................................................. 1999     $ 55,650          $ --
  President and Chief Executive Officer                         1998           --            --
                                                                1997           --            --

Steve Owens.................................................... 1999     $     --          $ --
  Chairman of the Board                                         1998      240,000            --
                                                                1997      240,000            --

Danny Wright................................................... 1999     $     --          $ --
  Chief Executive Officer and President                         1998      364,315            --
                                                                1997      394,315            --

----------------------------
(1) The named executive officer received additional non-cash compensation, perquisites and other personal benefits; however, the aggregate amount and value thereof did not exceed 10% of the total annual salary paid to and accrued for the named executive officer during the year.

LACK OF EMPLOYMENT ARRANGEMENTS AND KEYMAN INSURANCE

         Foresight does not have written employment agreements with its employees and does not maintain any keyman insurance on the life or in the event of disability of its executive officers.

401(k) PROFIT SHARING PLAN

         On July 5, 1999, Foresight adopted the Foresight, Inc. Retirement Plan which includes a 401(k) deferred compensation feature. All Foresight employees who have completed at least six months of service and are 21 years of age or older may enroll in the Retirement Plan. Under the Retirement Plan a participating employee may contribute up to 15% of his or her compensation up to a maximum of $10,500 during 2000. Foresight makes matching contributions of 50% of a participant's contributions limited to 3% of the participant's annual compensation. The Foresight's matching contributions vest 20% per year and become fully vested after the participant has six or more years of service. During 1999, Foresight made $7,000 in matching contributions to the Retirement Plan. All contributions by participants are fully vested.

CERTAIN TRANSACTIONS

         Set forth below is a description of transactions entered into between Foresight and certain of its officers, directors and shareholders during this year, 1999 and 1998. Certain of these transactions may result in conflicts of interest between Foresight and each of these individuals.


         Foresight's offices and operations are located in 7,450 square feet at 2500 South McGee Drive, Norman, Oklahoma 73072. The offices are occupied under a lease agreement with Onward, L.L.C., which expires December 31, 2004 and requires payment of monthly rent of $9,350. Onward, L.L.C. is wholly-owned by Paul A. Kruger who is Foresight's majority shareholder. Furthermore, the offices and operations of Precis Smart Card Systems are also located at 2500 South McGee Drive, Norman, Oklahoma, in approximately 500 square feet. These offices and operations are occupied under a month-to-month lease arrangement with Onward, L.L.C. requiring monthly rent of $600. During this year and 1999, Onward, L.L.C. was paid $56,000 and $41,000, respectively, for space occupied by Foresight. During 1998, Onward, L.L.C. was not paid any rent by Foresight.


         Foresight holds an account receivable owed by Mark R. Kidd of $33,000 which was transferred to Foresight by Universal Marketing Services in connection with the acquisition by Mr. Kidd of stock ownership of

Foresight. The debt was originally incurred by Mr. Kidd for the purpose acquiring common stock of Universal Marketing Services.


                         PRECIS SMART CARD SYSTEMS, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         YOU SHOULD READ THE FOLLOWING DISCUSSION IN CONJUNCTION WITH OUR FINANCIAL STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS REPORT. THE RESULTS OF OUR OPERATIONS AS DISCUSSED BELOW ARE NOT NECESSARILY INDICATIVE OF OUR OPERATIONS FOLLOWING COMPLETION OF THE OFFERING.

RESULTS OF OPERATIONS

         The following table sets forth selected results of our operations for the years ended December 31, 1999 and 1998 and the six months ended June 30, 2000 and 1999. We took the information from our financial statements appearing elsewhere in this Proxy Statement.

                                        FOR THE YEAR ENDED DECEMBER 31,               FOR THE SIX MONTHS ENDED JUNE 30,
                                   ------------------------------------------    ------------------------------------------
                                           1999                   1998                   2000                  1999
                                   -------------------    -------------------    -------------------    -------------------
                                     AMOUNT    PERCENT      AMOUNT    PERCENT     AMOUNT     PERCENT     AMOUNT     PERCENT
                                   ---------   -------    ---------   -------    ---------   -------    ---------   -------
Product and service revenues....   $  63,060      100 %   $ 322,483     100 %    $      --      -- %    $  25,000      100 %
                                   ---------   -------    ---------   -------    ---------   -------    ---------   -------
Operating expenses:
  Product deployment and
   research and development.....     230,828      366       389,586     121        113,233      --        134,462      538
  Sales and marketing...........     163,712      260       147,411      46         87,587      --         79,321      317
  General and administrative....     382,764      607       399,756     124        234,800      --        217,124      868
                                   ---------   -------    ---------   -------    ---------   -------    ---------   -------
    Total expenses..............     777,304    1,233       936,753     290        435,620      --        430,907    1,723
                                   ---------   -------    ---------   -------    ---------   -------    ---------   -------
    Operating loss..............    (714,244)  (1,133)     (614,270)   (190)      (435,620)     --       (405,907)  (1,624)
                                   ---------   -------    ---------   -------    ---------   -------    ---------   -------
Other expenses (income):
  Interest expense..............      79,261      126        59,196      18         23,644      --         42,834      171
  Interest income...............          --       --        (2,136)     (1)       (91,428)     --             --       --
                                   ---------   -------    ---------   -------    ---------   -------    ---------   -------
                                      79,261      126        57,060      18        (67,784)     --         42,834      171
                                   ---------   -------    ---------   -------    ---------   -------    ---------   -------
Net loss - deficit accumulated
  during development stage......   $(793,505)  (1,258)%   $(671,330)   (208)%    $(367,836)     -- %    $(448,741)  (1,795)%
                                   =========   =======    =========   =======    =========   =======    =========   =======

         COMPARISON OF THE SIX-MONTH PERIODS ENDED JUNE 30, 2000 AND 1999

         We did not generate any revenue during the six months ended June 30, 2000. Prior to the completion of our public offering in February 2000, we lacked the financial resources to support marketing of our products. Since the date of our public offering, we have focused on the development of the Precis Instacare card and began test marketing of the card in May 2000. We will be expanding our test marketing in August 2000. We anticipate that some revenue will be generated from the test marketing, but additional product development could be required based upon the results of our test marketing before significant distribution of the product and resulting generation of significant revenue can be realized.

         Operating expenses during the six months ended June 30, 2000 increased $4,713 to $435,620 from $430,907 during the first six months of 1999. Increases in sales and marketing expenses and general and administrative expenses were offset by a decrease in product deployment and research and development expenses. The $8,266 increase in sales and marketing expenses to $87,587 during the six months ended June 30, 2000 from $79,321 during the first six months of 1999 was primarily attributable to an increase in salaries and benefits for sales and marketing personnel. General and administrative expenses increased $17,676 to $234,800 during the six months ended June 30, 2000 from $217,124 during the first six months of 1999. The increase in general and administrative expenses was attributable to increased salaries and benefits. Offsetting the increases in sales and marketing expenses and general and administrative expenses, product deployment and research and development expenses decreased $21,229 to $113,233 during the six months ended June 30, 2000 from $134,462 during 1999. This decrease was attributable to a reduction in our staff of development engineers. We incurred operating losses of $435,620 and $405,907 during the six months ended June 30, 2000 and 1999, respectively.

         We generated net other income $67,784 during the six months ended June 30, 2000 compared to a net other expenses of $42,834 during the first six months of 1999. This change was due to the generation of interest income on the proceeds received from our initial public offering in February 2000. During the six months ended June 30, 1999, we did not have interest bearing deposits or investments and as a result did not generate any interest income.


         COMPARISON OF THE YEARS ENDED DECEMBER 31, 1999 AND 1998


         Revenue during 1999 decreased $259,423, an 80% decrease, to $63,060 from $322,483 during 1998. This decrease was attributable to our lack of financial resources to support marketing of our products during 1999. Consequently, we did not replace the revenue from implementation of the PrecisCache-TM- system for the 1998 PGA Championship and the Kiel Center Arena, home of the National Hockey League's St. Louis Blues, during 1998. In addition, during 1999 we completed the initial installation and implementation of our smart card system in Ericsson Stadium. Our 1998 revenue from this installation was $251,483, which included our cost of smart cards and computer hardware of $86,424. In comparison, during 1999 we had revenue of $38,060 from this installation. Typical of a installation like the Ericsson Stadium installation, we furnish third-party manufactured hardware. Accordingly, our revenue from these installations include the sales of the installed hardware. Following initial installation, we may continue to sell additional smart cards as part of the installation, but we do not typically have continuing significant hardware sales associated with the installation. During 1999, we did not complete an installation comparable to that of the Ericsson Stadium, which we believe was principally due to our inadequate financial resources to support marketing efforts.


         Operating expenses during 1999 decreased $159,449 to $777,304 from $936,753 during 1998. Decreases in general and administrative expenses and product deployment and research and development costs were offset by an increase in sales and marketing expenses. The $158,758 decrease in product deployment and research and development costs to $230,828 during 1999 from $389,586 during 1998 was primarily attributable to a decrease in product deployments costs associated with the decrease of product and service revenue during 1999 compared to 1998. Product deployment costs in 1998 included the costs of implementation of the PrecisCache-TM- system for the 1998 PGA Championship and the Kiel Center Arena and the maintenance in 1998 of the Chicago White Sox project test that was implemented for the 1997 and 1998 seasons. Also, general and administrative expenses decreased to $16,992 to $382,764 during 1999 from $399,756 during 1998. The decrease in general and administrative expenses was attributable to the decrease in depreciation expense. Offsetting the decrease in product deployment and research and development costs and general and administrative expenses, sales and marketing expenses increased $16,301 to $163,712 during 1999 from $147,411 during 1998. This increase was attributable to the continued focus on marketing activities. We incurred operating losses of $714,244 and $614,270 during 1999 and 1998, respectively. The $99,974 increase in 1999 operating loss was attributable to the decrease in product and service revenues.


         Other expenses (income) increased by $22,201 or 39% to a net expense of $79,261 during 1999 from $57,060 in 1998. This increase was principally due to the increase in interest expense, which increased from $59,196 during 1998 to $79,261 during 1999. The increase in interest expense was attributable to increase in our outstanding debt during 1999 compared to 1998. During 1999 we had a $793,505 net loss, while during 1998 we had a net loss of $671,330, an increase of $122,175.

PRO FORMA EFFECT OF STOCK-BASED COMPENSATION

           We have historically used stock options to retain and compensate our officers, directors, employees and others. During 1998, we granted stock options for the purchase of our common stock to our officers, directors, employees and others. In accordance with Accounting Principles Board Opinion No. 25, the compensation cost of these stock options is not recognized in our financial statements. The outstanding stock options granted in 1998 had an estimated fair value at the date of grant of the options of $116,278, utilizing the methodology prescribed under SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION. After giving effect to the estimated fair value of these options, during 1998, we had a pro forma net loss of $787,608 ($0.66 per common share).

INCOME TAX PROVISION (BENEFIT)

         Statement of Financial Accounting Standards 109, Accounting for Income Taxes, requires the separate recognition, measured at currently enacted tax rates, of deferred tax assets and deferred tax liabilities for the tax effect of temporary differences between the financial reporting and tax reporting bases of assets and liabilities, and net operating loss carryforwards for tax purposes. A valuation allowance must be established for deferred tax assets if it is "more likely than not" that all or a portion will not be realized. At December 31, 1999 and 1998, we had the benefit of net operating loss carryforwards of $980,000 and $743,300, respectively. The tax benefit was attributable to the net operating loss carryforwards of approximately $2,450,000 which if not realized, will expire at various dates through 2015. The cumulative net deferred tax asset at December 31, 1999, after the valuation allowance, had no value.

LIQUIDITY AND CAPITAL RESOURCES

         Since inception, we have financed operations and capital expenditures through private placements and sales of debt and equity securities together with cash from operations and loans from shareholders. In February 2000, we completed our initial public offering and from the sale of 1,150,000 shares of our common stock we received net proceeds of approximately $5,675,000. As of June 30, 2000, we had working capital of $4,227,989. During the six months ended June 30, 2000, we used a portion of the proceeds of the initial public offering to extinguish substantially all of our outstanding debt.

         Operating activities for the six months ended June 30, 2000, used net cash of $943,309 as the result of a net loss of $367,836 increased by changes in accounts payable, accrued liabilities, other assets and inventory totaling $575,473. During the six months ended June 30, 1999, our operating activities used net cash of $281,024 as the result of the net loss of $448,741, offset by depreciation of $56,992 and an increase in accounts payable and accrued liabilities of $58,850 and $51,875, respectively. During the six months ended June 30, 2000 and 1999, net cash provided by financing activities was $5,183,141 and $653,497, respectively. During the first six months of 2000, we sold 1,150,000 shares of our common stock in an initial public offering for gross proceeds of $6,900,000 (net proceeds of approximately $5,675,000) which were subsequently used to repay short-term debt of $329,643 and long-term debt of $311,148. During the first six months of 1999, we sold 300,000 shares of our commons stock in a private placement offering for gross proceeds of $600,000 (net proceeds of approximately $477,000). In addition, we borrowed $226,643 on a short-term basis; we repaid a book overdraft of $27,513 and made payments of $22,827 on long-term debt.

         We currently have no commitments for capital expenditures in material amounts. We believe that our existing cash and cash from operations will be sufficient to fund our operations for the next 12 months. Because our capital requirements cannot be predicted with certainty, there is no assurance that we will not require additional financing before expiration of the 12-month period. There is no assurance that any additional financing will be available on terms satisfactory to us or advantageous to our shareholders.

         In February 2000, we completed our initial public offering with the sale of 1,150,000 shares of our common stock and received net proceeds of $5,675,000, approximately. Our business plan is to use more than $2.7 million of the net proceeds from this offering to market our products and technology. We believe that through our marketing efforts we will obtain significant revenue growth and obtain profitability. Historically, we have devoted our financial resources principally to development of our smart card technology. We believe that with the net proceeds of the offering, we have the financial resources to develop market acceptance of our smart card technology. However, there is limited information available concerning the performance of our technologies or market acceptance of our products. Also, our marketing experience is very limited. Thus, we provide no assurance that

-        we will be successful in implementing our business plan,

- unanticipated expenses or problems or technical difficulties will not occur which would result in material implementation delays, or

- we will have sufficient capacity to satisfy any increased demand for our smart card products and technologies resulting from implementation of our plan.

Any one of these will adversely affect our ability to become profitable.

BUSINESS

GENERAL

         We were organized in 1996 as an Oklahoma corporation and successor to MediCard Plus-ADS, LLP, an Oklahoma limited partnership which was formed in March 1994. At Precis, we design, market, implement and service custom memory and microprocessor card products, known as smart cards, on which information and software can be stored. This information can be easily, securely and accurately accessed and manipulated by electronic data processing equipment. Our software offers solutions for creating and processing data and ensuring secure electronic transactions. Through our research efforts, we have developed a library of reusable computer software components for a variety of personal computer and embedded applications all centered on smart card technology. Our technology enables electronic commerce in closed-system environments for point-of-sale transactions and other uses. Our products includes the Precis Health Card System-TM-, a healthcare smart card system; PrecisCache-TM-, a fixed-value smart card system; PrecisReserve-TM-, a reloadable stored-value smart card system; and PrecisPersona-TM-, a smart-card based customer loyalty and rewards system.

         Our products and services include full service hardware integration and software development and implementation from the point-of-sale to back-end processing for electronic commerce. We are positioned to provide customers with sophisticated smart card business solutions across a wide range of applications.

WHAT IS A SMART CARD AND ITS USES?

         A smart card is a credit card-sized plastic card in which an integrated circuit, usually containing a reusable memory chip, is embedded. In their simplest form, smart cards provide memory storage capabilities, including fixed-value cash cards, in which the card is discarded after the value stored on the card is depleted. This microchip acts as a storage device and can be programmed to perform many of the functions of a computer. The data on the cards can be read and updated when the card is inserted into a terminal or, in some cases, simply placed in the proximity of a radio-frequency based smart card device.

         There are two basic types of cards that are often called smart cards and some are smarter than others. The first is a simple memory card that, like a magnetic stripe card, stores data. Unlike a 'mag-stripe' card, the smart card can be overwritten with new data many times and can store, depending on the card, up to 32 Kbytes of information. Because of its versatile nature, our smart card technology is adaptable for use over a variety of applications. These applications are generally categorized as payment vehicles, access and security keys, and information management.

         PAYMENT VEHICLE CARDS -- The most familiar of these cards are the stored-value payment vehicles, commonly known as electronic purse or wallet cards, credit, debit and automated teller machine cards, which are disposable or value reloadable. Some library applications use the same structure using tokens or units instead of a monetary value.

         ACCESS AND SECURITY KEY CARDS -- These cards are used to store and access identification and authentication information, including biometrics and encryption technology, including digital certificates, for control of physical access, online access and for facilitating secured commerce on intranets and the Internet.

         INFORMATION MANAGEMENT CARDS -- These cards enable the storage and manipulation of data of all kinds, including emergency information, medical history, account management information, expense tracking and


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various loyalty programs. These cards may be used to track and cross-reference consumer purchasing habits to provide marketing information to retailers, distributors and manufacturers of various products and services.

         To provide smart card applications for some clients, we develop customized software and integrate appropriate hardware technology to adapt the card to the customer's needs. We believe that our engineers have sufficient expertise in hardware technology and computer programming languages necessary for these development efforts.

         The manufacturing cost of a card varies from less than $1 to approximately $10 depending on the amount of information the card holds and the complexity of the microchip or its operating system. Similarly, the cost of a reader device can vary from $50 to $2,000, depending on the complexity and functionality of the device.

WHAT IS THE HISTORY OF THE SMART CARD INDUSTRY?

         Smart cards were first developed in the late 1960's in France. At present smart card technology is established and extensively used in Europe and Asia. According to Ovum Ltd., the market for smart card units will reach 2.7 billion by 2003. The largest markets will be in the prepayment applications, followed by access control, and electronic cash applications. According to a recent study from Dataquest, the overall market for memory and microprocessor-based cards will grow from 544 million units in 1995 to 3.4 billion units by 2001. Of that figure, microprocessor-based smart cards, which accounted for only 84 million units in 1995 will grow to 1.2 billion units in 2001. (Source: Microsoft Corporation: http://www.microsoft.com/windowsce/ smartcard/background.asp.) According to research firm, SJB Research, the smart card market is growing at a rate close to 50% a year, with three to four billion cards expected to be issued in 2000. (Source: Smart Card Central: http://www. smartcardresearch.com/reports/sjb.html.) Furthermore, Killen & Associates, Inc., also a research firm, projects that the smart card market will grow from a world wide total of 250 million transactions in 1996 to 25 billion in 2005. (Source: Killen Associates, Inc., quoted in the Smart Card Forum, http:// www.smartcrd.com/ info/more/factoid.htm.) The smart card market in North America totaled 13 million cards in 1996 and is expected to grow to 273 million by 2001 and the projection for 2005 is an estimated 543 million cards in North America. (Source: Schlumberger Public Relations Department, "Schlumberger Electronic transactions," quoted in Smart Card Forum, http://www.smartcrd.cwom/info/more/factoid.htm.)

         At first mainly used in pay telephones, smart cards are now being used for transportation, car parking, arcade games and vending machines. Any coin operated machine can be converted to a smart card format. Other applications include automated teller machines, point-of-sale terminals, personal computers, electronic ticketing and automatic fare collection.

         We believe that smart card technology represents the next step in the evolution of credit/debit instruments and related products and services. Smart card systems differ from other payment mechanisms in their ability to store large quantities of data on a credit-card sized medium by means of an integrated circuit chip. The sophisticated encryption algorithms and other security mechanisms that the chip employs provide information protection. In January 1999, Microsoft Corporation released a beta version of its developers' kit to provide a standard model for interfacing smart card readers and cards with personal computers. (Source: Microsoft Corporation, http://www.microsoft.com/windowsce/smartcard.scardwp.htm.) We believe that with the integration of this technology with future versions of Windows and Windows NT operating systems, smart card development and utilization for security and electronic commerce on the Internet will become prevalent.

         We believe that widespread acceptance and use of smart card technology will occur, but only following the transition from magnetic stripe only infrastructure to one that includes both magnetic stripe and smart cards. Major credit card companies and large banking institutions have shown an interest in smart card technology because the technology makes small-value monetary transactions feasible, faster and more economically processed. Use of smart cards reduces the need for signature, verification of credit availability, receipts and paperwork. The 1996 Olympic smart card pilot in Atlanta, Georgia by several banks in association with Visa demonstrated the need for considerable consumer education before widespread acceptance and utilization will occur.


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         We believe that closed-area smart card systems will serve as a transitional or interim phase to widespread smart card utilization and acceptance. A closed-area system is a limited venue, including a sports arena, a university or college campus, or a limited access entertainment event. There are several reasons for this.

- First, open systems require huge investments in both infrastructure and marketing. As with most technology implementation, especially point-of-sale and other transaction technology, there is reluctance to invest in the requisite infrastructure. Also, there is reluctance on the part of consumers to purchase and use the cards if widespread utilization does not exist. In a closed-area, the consumer may be required to use a smart card for purchases or access.

- Second, the security and monitored-controlled access to a defined area provided. A closed-area by its nature is a controlled environment where security issues can be monitored easily and reacted to quickly should the need arise. Smart card technology is well suited for monitoring and controlling access for security purposes.

- Third, the scale of infrastructure required for implementation. Within a defined area the required scale of infrastructure is limited and consequently results in more immediate implementation, either mandatory or voluntary, requiring consumer acceptance and use.

         We anticipate that significant short-term opportunities exist in the development of closed-area systems including stored- value cards for events or entertainment venues, individual store or franchise-wide loyalty applications in retail, and access control and security applications for corporations. Multiple-application systems for groups including hospitals, corporate campuses, schools, colleges and universities can provide further market opportunity.

         In addition, a major factor in the rapid growth of smart card usage is the ability to process small transactions. Smart card technology can eliminate the need to carry cash and coins for many day-to-day transactions. By enabling an individual to exchange information and payment through the smart card microchip technology, we expect that this technology will open up new opportunities with regard to the way people interact with financial institutions, healthcare providers, retailers and others. Most information-based industries are candidates for smart card conversion and utilization.

         We anticipate that significant additional revenue growth opportunities also exist in a variety of markets including the academic campus, transportation and telecommunications.

         Our revenue during 1999 decreased $259,423, an 80% decrease, to $63,060 from $322,483 during 1998. This decrease was attributable to our lack of financial resources to support marketing of our products during 1999. Consequently, during 1999 we did not replace the revenue from implementation during 1998 of the PrecisCache(TM) system for the 1998 PGA Championship and the Kiel Center Arena, home of the National Hockey League's St. Louis Blues, and Ericsson Stadium, home of the Charlotte Panthers of the National Football League.

         Our smart card technology has focused on healthcare and closed-area sports environments and events. This technology is capable of being customized for other markets. We are encouraged by the results of these initial programs, and believe that these programs will lead to the national introduction and installation of these products.

WHAT PRODUCTS ARE OFFERED BY PRECIS?

         PRECISCACHE-TM-. Our fixed stored-value product is known as PrecisCache-TM-. This product is designed to be used in stadiums, arenas, corporate or educational campuses, festivals, events, specific retail sites or communities and other closed-area environments. This protected memory card stores monetary value or tokens to be used within a designated card reader system. This reader system can include portable (stand-alone) computer terminals as well as terminals connected to existing point-of-sale computer network systems. The stored-value smart card system also includes a "back-office" processing system to account for transactions, create reports and provide other data base information.


                                     -61-
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         Use of the PrecisCache-TM- system greatly reduces the cost of handling cash, while expediting transaction processing. Cards and reader sites can serve as marketing or advertising media for clients and outside sponsors. Many of the cards issued will have an intrinsic collectible value based on their limited distribution, the fan/collector oriented artwork on the card and the novelty of the new technology.

         The smart card systems implemented for Major League Baseball's Chicago White Sox, the 1998 PGA Championship, the Oklahoma State University Athletic Department, the Main Street Fort Worth Arts Festival, Demo '97, the National Football League's Carolina Panthers, the National Hockey League's St. Louis Blues, and First Chicago NBO are stored-value systems based on the PrecisCache-TM- product technology. With respect to each of these installations, the engineering and managerial approach to implementation resulted in timely and expeditious installation. The Chicago White Sox system was developed and installed in five months as compared to 12 to 18 months for similar installations by our competitors. The Oklahoma State University project was implemented in 60 days using prototype VeriFone-TM- Omni 1250 readers for which documentation had not yet been printed. The Fort Worth project was implemented in 75 days. The 10,000 allocated cards were sold during the four-day festival. More than 34,000 transactions were logged during the event. Finally, in a period of five days, at the request of VeriFone, we customized the PrecisCache-TM-system for use throughout the hotel/resort hosting the Demo '97 conference. Demo '97 is the leading computer industry conference focused exclusively on emerging technologies.

         Our most significant ongoing installation of the PrecisCache-TM- system was implemented in July of 1998. This project, at Ericsson Stadium in Charlotte, North Carolina, for the Carolina Panthers of the National Football League, was completed in cooperation with NationsBank (now Bank of America). The Precis system replaced an earlier smart card system that had been developed by two much larger competitors.

         PRECIS HEALTH CARD SYSTEM-TM-. The Precis Health Card System-TM- (formerly MediCard) was developed in 1993 by our predecessor Advantage Data Systems. Currently, there are no hospitals, healthcare organizations or insurance companies using the Precis Health Card System-TM-.

         The Precis Health Card System-TM- was the first healthcare smart card system that linked patients with emergency response personnel, physicians, hospitals and pharmacies. The card stored a patient's personal information and medical history. It included patient demographics, family and physician contacts, blood type, last hospital admission, allergies, medications, procedures, diagnoses, primary and secondary insurance status, along with other pertinent information. Card readers were located at healthcare facilities, including hospitals, physician offices, mobile emergency units and pharmacies.

         The Precis Health Card System-TM- expedites the delivery of medical care while reducing administrative time and cost because it provides accurate information, reduces redundant testing and procedures, decreases the likelihood of harmful drug interactions, improves the provider/patient relationship and provides a private and secure information storage system. With the addition of biometrics technology and electronic data interchange processes, the Precis Health Card System-TM- provides a powerful mechanism to reduce insurance fraud. We plan to integrate these additional capabilities into our health card system through customized software development or interfacing with existing systems.

         PRECISRESERVE-TM-. Our reloadable stored-value system is PrecisReserve-TM-. This product represents a significant modification to the PrecisCache-TM- technology which, in addition to storing monetary value or tokens, can be reloaded, facilitating extended use.

         The PrecisReserve-TM- product is seen as a second stage product for many venues that have already implemented the disposable stored-value product. Its reusability also enables the expansion of our marketing efforts into corporate campus and community- based applications. The reusability also allows for other applications to be added and used on the same card, including loyalty and security access.

         PRECISPERSONA-TM-. Market trends toward loyalty and affinity products led to the development of PrecisPersona-TM-, our smart card based loyalty application. Rewarding frequent purchasers encourages repeat business and the tracking capabilities of smart card technology provide opportunities to acquire valuable customer


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preference and purchasing pattern information which marketers, retailers, distributors and manufacturers can use to improve service, improve existing products and develop new products.

WHO ARE PRECIS PRINCIPAL CUSTOMERS?

         During the year ended December 31, 1999, 40% of our revenues were received from Entertainment Smart Systems and 60% of our revenues were received from the Bank of America in connection with the Ericsson Stadium installation. During 1998, Bank of America (then NationsBank) in conjunction with the Ericsson Stadium installation and Tangent Associates in conjunction with the St. Louis Blues installation, accounted for 76% and 15% of our total revenues, respectively. As of the date of this Proxy Statement, we do not have a significant ongoing business relationship with Bank of America, Tangent Associates, or Entertainment Smart Systems.

HOW ARE PRECIS PRODUCTS DEVELOPED AND WHAT DO THE PRECIS PRODUCTS OFFER?

         PrecisCache-TM-, PrecisReserve-TM-, Precis Health Card System-TM-, PrecisPersona-TM- and all Precis products in the foreseeable future are object-oriented programming applications. We have a number of products currently in development. Physical access, network/intranet/Internet access, security, identification and recognition applications using smart card technology are expected to be leading areas of industry growth.

         Our products are object-oriented programming computer applications. This methodology allows our engineers and programmers to create sets of reusable components, or building blocks, that may be combined to form a complex system. Our developmental efforts have produced a library of reusable individual software components for a variety of personal computer and smart card devices. Using this extensive collection of software components or building blocks provides:

- a simpler system design, thus reducing system maintenance costs, as well as allowing for the reusability of these building blocks across a wide range of smart card systems;

- the ability to respond rapidly to customers that have specialized smart card needs; and

- the ability to seamlessly integrate our software with all major operating systems, office-management and point-of-sale systems.

         We adhere to a stringent set of development standards in the development of our products. These standards include the following:

- COMPATIBILITY WITH OPERATING SYSTEMS -- We design our software products to be compatible with all major operating systems for the various system architectures. The compatibility of our products is key to market acceptance and provides a distinct advantage.

- MARKET-DRIVEN ENHANCEMENTS AND PRODUCT OFFERINGS -- Our product design and architecture provide flexibility and adaptability to emerging technologies.

- SUPPORT FOR INDUSTRY STANDARDS -- Our development standards include adherence to industry standards as promulgated by the International Standards Organization. We also follow different operating systems standards and recommended configurations when developing each product for those operating systems.

DOES PRECIS HAVE ANY STRATEGIC BUSINESS RELATIONSHIPS?

         We currently do not have any strategic relationships. However, during 1997, 1998 and 1999 we had established formal and informal strategic relationships with a number of companies that are established leaders in their respective industries to establish and maintain technological leadership, realize advantageous product pricing structures and expand our marketing and distribution channels.

         One of these former strategic relationships was with Bank of America, formerly NationsBank. Working with NationsBank's Strategic Technologies Group, we our PrecisCache system was selected to replace the stored-value system previously implemented at Ericsson Stadium in Charlotte, North Carolina. That implementation, known as FANCash-Registered Trademark-, was a flagship project of NationsBank that illustrates the strength of its ongoing commitment to smart card technology.

         We were selected by VeriFone (a Hewlett-Packard company), one of the leading providers of transaction automation systems for the payment processing for financial institutions, merchants and consumers, as the testing site for VeriFone's newest smart card point-of-sale device, the Omni 1250 as a part of our Oklahoma State University implementation in February 1997. Additionally, we assisted in the debut of VeriFone's newest smart card product, the Personal ATM, at Demo '97.

WHAT IS PRECIS' BUSINESS STRATEGY AND PLANS FOR FURTHER PRODUCT DEVELOPMENT?

         Our objective is to become a leading provider of smart card solutions across a wide range of applications. Our marketing strategy is to focus on product development and innovation in the area of smart card technology. Our market focus is on smart card applications for consumer situations that necessitate card usage on a weekly or more frequent basis or on an event basis. We have identified the following industries as those best suited to benefit from smart card technology and have begun research and development efforts aimed at meeting perceived needs of these industries:

- HEALTHCARE -- We believe that the healthcare industry, with its millions of participants and voluminous and individualized information and payment requirements, can benefit significantly from smart card technology. Smart cards can be designed to provide patient identification and medical record storage and retrieval, as well as electronic benefit transfers, determination of eligibility and drug interaction information. In an emergency situation, a quick assessment of vital information including allergies, prescriptions and immunizations is critical for effective healthcare delivery. Additionally, patient cards can be used to improve and streamline administrative and billing procedures as well as insurance reimbursement.

- TRAVEL AND ENTERTAINMENT -- The travel and entertainment industry holds great promise with regard to smart card applications. All categories that comprise this market, including air travel, car rentals, movie theaters, sporting events, restaurants, casinos, video stores, sports arenas, hotels and other venues would benefit from a multi-functional card. This is an enormous global market with strong growth predicted for the near future. Business travelers in particular are bogged down by paper-based expense reimbursement. Paper-based reimbursement systems are hampered with the potential for fraud in addition to being costly to administer. Smart cards would enable businesses to more effectively monitor travel and entertainment expenses.

         Smart cards offer solutions in terms of their ability to collect and disseminate data and conduct electronic commerce. Several major airlines have initiated smart card pilot programs that allow ticketless travel, store frequent flier miles and process payments. In a resort setting, a multifunction card allows an individual access to restaurants, shopping, sports and entertainment activities and lodging while keeping track of loyalty points.

- RETAILING -- All types of retailing can be embraced and enhanced with smart card technology. The retail sector encompasses everything from locally owned stores to national department stores. Retailers have been made acutely aware of the value of their contact with the consumer. The key to repeat business is to accurately identify, and then satisfy, customer needs. Smart cards would enable retailers to track customer behavior and base marketing decisions gleaned from this valuable information. This technology can also reduce the risk of fraud, improve inventory management and offer the customer convenience and better service.

- AFFINITY PROGRAMS -- The trend in retail, fund raising and other repeat customer businesses is the move toward customer rewards. This application represents a tremendous opportunity and an explosive growth area, which is virtually untapped. By incorporating a smart card into a traditional point-of-sale application, the retailer will realize complete tracking of all aspects of the sales process including the ability to reward repeat customers with premiums or discounts through the use of a smart card without the

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         traditional computerized infrastructure. Retailers could use the data accumulated to target market areas not being penetrated and focus marketing and advertising costs on those areas.

WHAT ARE THE CURRENT AND FUTURE MARKETS FOR PRECIS' PRODUCTS?

         We believe our early success in several important market niches has positioned us for growth. Our near-term marketing focus is to solidify our market position and use that foundation as a basis for expanding into additional markets. To date our marketing efforts and successful installations have been limited to the arena/stadium, event, and the healthcare markets.

         ARENA/STADIUM MARKET. Within the arena/stadium market there are more than 750 major arenas, stadiums, auditoriums and coliseums in the United States. Aside from professional sports teams associated with those arenas and stadiums, concerts and events constitute a large potential market for our products. Our PrecisCache-TM- card systems and technology have been used in the stadiums and arenas of the Carolina Panthers, Chicago White Sox, St. Louis Blues and Oklahoma State University. For the years ended December 31, 1999 and 1998, approximately $38,000 (60%) and $305,000 (94%), respectively, of our revenues were attributable to this market.

         The PrecisCache-TM- disposable store-value product is an appropriate solution to the need for a convenient and secure cash handling process that we believe will be favorably received by customers. For longer-term needs, enhanced tracking capability and extended identity development potential, companies may utilize the PrecisReserve-TM- reloadable card system. We believe our experience with the Carolina Panthers, Chicago White Sox, St. Louis Blues and Oklahoma State University has established our credibility within this market and will be beneficial in any future discussions with prospects in this market.

         One of our long-term goals is to capitalize on the name recognition and positive association we achieve through our affiliation with professional sports. It is reported that the likelihood of attending a baseball game increases steadily with household income. By 2010 the largest growth area for attendance in Major League Baseball will be in the 45 to 64 year-old population. [Source: Shannon Dortch, "The Future of Baseball," American Demographics, April 1996.] Because baseball is the least expensive game to attend, the same demographic expectations should hold for other major sports, including football, basketball and hockey. We believe that through this marketing channel, we will reach corporate America, our ultimate target audience.

         EVENTS MARKET. There are approximately 10,000 festivals in the United States each year. [Source: Festivals.com LLC, available from http://www.festivals.com.] The scope of these of these festivals ranges from air shows, art, food and music festivals, to state fairs and sporting events. Our experience in the events market is limited to the Main Street Fort Worth Arts Festival and the 1998 PGA Championship (at Swahili Country Club, Redmond, Washington). For the year ended December 31, 1998, approximately $17,500 (5%) of our revenues were attributable to this market. During 1999, we did not receive any revenue attributable to this market. Although limited, we believe that our experience with these events demonstrates the successful application of the PrecisCache-TM- system.

         One of our significant advantages in the festival-fair market is that the product can be sold profitably and implemented with minimum cost and development effort. Given the large number of festivals that occur each year, the opportunity for steady and reliable cash flows form the sale of this product could be considerable.

         ADVERTISING MEDIUM AND CORPORATE SPONSORSHIP. As an adjunct to our efforts to capture both the arenas-stadiums market and the festivals-fairs market, we are developing a strategy for securing or assisting in the securing of card sponsors-advertisers. In addition to its technological aspects, the uniqueness of the product, the size and personal nature of the card, and the fact that it is carried in an individual's wallet or purse and seen often, make smart cards a very suitable advertising medium. Furthermore, beyond simply the card, sponsor mentions in promotional materials, signage, advertising for the cards and press reports surrounding an event can greatly enhance the value of the card as a sponsorship medium. In many cases, revenues from the sponsorship of the card may simply be used to offset the expenses incurred in implementing the system. This was the case in the "All sports" series of cards for Oklahoma State University that the Bank of Oklahoma sponsored.

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         In the sports market, sponsorships are providing new and significant revenues for franchises and stadiums as well. The smart card may provide another, possibly significant, vehicle for companies to deliver their messages to the public. In the festivals-fairs market, where the audience is a more mass-market group, the opportunity for sponsorship-advertising revenues is also very good. Where a sponsor may spend a significant amount on a single, one-location promotional presentation, a smart card offers a better opportunity for repeated impressions when carried and used for purchases at the event. Many festivals and fairs are financed in part by corporate sponsorships. The smart card simply provides another sponsorship vehicle. As an example, Primacy, a sponsor of and in connection with the Main Street Fort Worth Arts Festival, appeared on the smart card. The funds from the sponsorship in part defrayed the cost of implementation of the smart card system for this festival. We are currently developing a sponsorship pricing strategy and contact list for the purpose of enlisting major sponsors in the Company's efforts to approach the sports and arena markets as well as schools, festivals, fairs, and others.

         HEALTHCARE MARKET. Our first market segment focus was in healthcare. We believe that every insurance company, HMO, P.O., hospital association, and independent provider association which serves the United States healthcare market can benefit from the use of a smart card system. Our advantage in this market is based upon our position as the first to provide a healthcare smart card implementation and the experience we gained from it. Currently, there are no hospital associations, HMAS, POPS, independent healthcare provider organizations and insurance companies using the Precis Health Card System. The opportunity to reduce healthcare costs, improve the quality of healthcare services, and facilitate the payments process makes the use of smart card systems very attractive and viable.

         Although we expect to continue to market smart card systems directly through our management and employees, we intend to obtain the assistance of unrelated third parties to assist our product marketing and to establish strategic marketing alliances and licensing or other arrangements with systems integrators, value-added resellers and other smart card vendors. Fulfillment of product orders and installations will continue to be managed directly by our staff.

WHAT IS THE NATURE AND EXTENT OF PRECIS' COMPETITION?

         The environment within which we operate is intensely competitive and subject to rapid change in general. To maintain or increase our market share position in the smart card industry, we will continually need to enhance our current product offerings, introduce new product features and enhancements, and expand our professional service capabilities. We currently compete principally on the basis of the specialized nature of our products and ability to expeditiously install and implement a smart card system. Our product features and functions facilitate integration with a wide range of operating systems and platforms to insure product quality, ease of use and reliability. We believe we compete favorably in all of these areas.

         Our competitors vary in size and in the scope and breadth of the products and services offered. We may encounter competition from a number of sources, including International Business Machines, Inc., IC, 3GI, CyberMark, Touch Technology International, Inc., Sun MicroSystems, Inc., Technology @ Work, Bull, Card Europe, Gemplus, Innovatron, Philips Electronics, Aladdin Systems, Pathways Group, Inc., MONDEX, MasterCard, Microsoft, Motorola, Schlumberger, Siemens, DigiCash, Leapfrog, Inc. We compete against numerous, smaller, privately-held companies with fewer resources based on breadth of product features and functionality, as well as larger, publicly-held companies with greater resources and having greater product and market diversification.

         Many of our current and potential competitors, both privately-held and publicly-held, have greater financial, technical, marketing and distribution resources than ours. As a result, they may be able to respond more quickly to new or emerging technologies and changes in customer requirements or to devote greater resources to the development and distribution of their products. In addition, because there are relatively low barriers to entry in the software marketplace, we expect additional competition from other established or emerging companies as the smart card market continues to expand. Increased competition is likely to result in pricing pressures, reduced gross margins and loss of market share, any of which could materially adversely affect our business, financial condition and results of operations. We also expect that competition will increase as a result of software industry consolidations. There can be no assurance that we will be able to compete successfully against current and future competitors or that competitive pressures we encounter will not materially adversely affect our business, financial condition and results of operations.

DOES PRECIS HAVE ANY LICENSE AGREEMENTS AND INTELLECTUAL PROPERTY RIGHTS?

         We regard our software as proprietary and license our products generally under written license agreements executed by licensees. We also employ an encryption system which restricts a user's access to source codes to further protect our intellectual property. Because our products allow customers to customize their applications without altering source codes, the source codes for our products are typically neither licensed nor provided to customers.

         We have applied for registration of our Precis Health Card System-TM-trademark. Because of inadequate working capital and financial resources, we have not applied for registration of our PrecisCache-TM-, PrecisReserve-TM-, and PrecisPersona-TM- trademarks. We have no patents or patent applications pending. Currently, we rely on a combination of copyright, trademark and trade secret laws to protect our products. We also require employee and third-party non-disclosure and confidentiality agreements. Despite these precautions, it may be possible for unauthorized parties to copy portions of our products or reverse engineer or obtain and use information that we regard as proprietary. We intend to take appropriate measures to register our trademarks.

HOW MUCH DOES PRECIS SPEND ON RESEARCH AND PRODUCT DEVELOPMENT?

         We must continue to make significant investments in research and development to continue development of our smart card technology. Currently, the dynamic nature of the smart card technology industry places large research and development demands on businesses that desire to remain competitive. Competing with larger firms with substantially greater capital resources, we have devoted significant portions of available resources to remain abreast of industry developments and to offer competitive products and services.

         As of December 31, 1999, our product development staff consisted of three employees. Our total expenses for product development and deployment during 1999 and 1998 were $230,828 and $389,586, respectively. Our customers have not borne any portion of our product development and deployment expenses. We anticipate that we will continue to commit substantial resources to product development in the future.

ARE THE OPERATIONS OF PRECIS SUBJECT TO GOVERNMENT REGULATION?

         Our operations are subject to various federal, state and local requirements which affect businesses generally, including taxes, postal regulations, labor laws, and environment and zoning regulations and ordinances.

         Furthermore, although there may be aspects of our services subject to Regulation E promulgated by the Federal Reserve Board, we believe that most of our services are not subject to Regulation E. Regulation E governs electronic funds transfers made by regulated financial institutions and providers of access devices and electronic fund transfer systems. Regulation E requires written receipt for transactions, monthly statements, pre-transaction disclosures and error resolution procedures. There can be no assurance that the Federal Reserve Board will not require all of our services to comply with Regulation E, or revise Regulation E, or adopt new rules and regulations for electronic funds transfers that could result in an increase in our operating costs, reduce the convenience and functionality of our services and products, possibly resulting in reduced market acceptance and revenues which would have a material adverse effect on our business, financial condition or operating results.

         We believe that current state and federal regulations concerning electronic commerce do not apply to our current product line. However, there is a move towards taxation of Internet use by several states. There are some strategic plans under consideration to conduct commerce on the Internet using our core technology. We have an ongoing regulatory compliance program pertaining to transactions utilizing smart card technology and subscribe to industry watch publications that address regulatory issues.

EMPLOYEES

         As of June 30, 2000, we had a total of four employees, of which one was employed in sales and marketing, one was employed in product development, and two were employed in professional services and customer support. Our future performance depends in significant part upon the continued service of our key technical and management personnel, and our continuing ability to attract and retain highly qualified and motivated personnel in all areas of our operations. Competition for qualified personnel is intense. We provide no assurance that we can retain key managerial and technical employees or that we can attract, assimilate or retain other highly qualified personnel in the future. Our employees are not represented by a labor union. We have not experienced any work stoppages and consider our employee relations to be good.

                PRINCIPAL SHAREHOLDERS AND HOLDINGS OF MANAGEMENT

         The following table presents, as of the Record Date, information related to the beneficial ownership of our common stock of (i) each person who is known to us to be the beneficial owner of more than 5% thereof, (ii) each of our directors and executive officers, and (iii) all of our executive officers and directors as a group, together with their percentage holdings of the outstanding shares, and, as adjusted to give effect to the offering. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated, and there are no family relationships amongst our executive officers and directors. For purposes of the following table, the number of shares and percent of ownership of our outstanding common stock that the named person beneficially owns includes shares of our common stock that the person has the right to acquire within 60 days of the date of the Record Date from exercise of stock options and are deemed to be outstanding, but are not deemed to be outstanding for the purposes of computing the number of shares beneficially owned and percent of outstanding common stock of any other named person.


                                                                         BEFORE THE                     AFTER THE
                                                                     MERGER-ACQUISITION             MERGER-ACQUISITION
                                                               ---------------------------    ----------------------------
                                                                  SHARES      PERCENT OF         SHARES        PERCENT OF
                                                               BENEFICIALLY  OUTSTANDING       BENEFICIALLY   OUTSTANDING
NAME (AND ADDRESS) OF BENEFICIAL OWNER                           OWNED(1)    SHARES(1)(2)        OWNED(1)     SHARES(1)(2)
--------------------------------------                         ------------  ------------     -------------   ------------
Paul A. Kruger(3).......................................              --            --            616,667          20.4
    2500 South McGee Drive, Suite 200
    Norman, Oklahoma 73072

Michael R. Morrisett....................................         270,401          11.5            270,401           9.5
    8626 South Florence Avenue
    Tulsa, Oklahoma 74137

Kent H. Webb, M.D.......................................          72,018           3.1             72,018           2.5

Larry E.  Howell........................................         100,000           4.3            100,000           3.5

John Simonelli........................                           100,000           4.3            100,000           3.5

Donald (Dan) A. Cunningham(4)...........................          10,697           (5)             10,697           (5)

Mark R.  Kidd...........................................              --            --             50,000           1.8

Lyle W. Miller..........................................              --            --                 --            --

Michael E.  Dunn(6).....................................           2,000           (5)              2,000           (5)

Executive Officer and Directors as a group
    (six persons before and eight persons after
    the Merger-Acquisition)(3)(4)(5)(6).................         184,715           7.8            951,382          31.4


------------------------------
(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire the shares within 60 days are treated as outstanding for determining the amount and percentage of our common stock owned by the person. To our knowledge, each named person has sole voting and sole investment power with respect to the shares shown except as noted, subject to community property laws, where applicable.
(2) The percentage shown was rounded to the nearest one-tenth of one percent, based upon 2,350,000 shares of our common stock outstanding before the merger-acquisition of Foresight and 2,850,000 shares of our common stock being outstanding after the offering.
(3) The beneficially owned shares and the percentage includes 166,667 shares of common stock into which the series A preferred stock issued and delivered to Mr. Kruger in connection with the merger-acquisition may be converted.
(4) The beneficially owned shares and the percentages includes 10,000 shares of our common stock purchasable upon exercise of stock options held by Mr. Cunningham.
(5)     The percentage is less than 1.0%.
(6) The beneficially owned shares and the percentages includes 2,000 shares of common stock that Dunn Swan & Cunningham (of which Mr. Dunn is President) is entitled to receive but has not been issued.

POSSIBLE CHANGE IN CONTROL


         Completion of the merger-acquisition of Foresight will result in Paul
A. Kruger owning 450,000 shares (16%) of our outstanding common stock and 166,667 shares of our series A preferred stock having a liquidation preference of $2,000,000 with the right to convert into 166,667 shares of our common stock. In addition, Mr. Kruger and his designees John Simonelli and Mark R. Kidd will become directors. Until all of the shares of common stock have been delivered under the terms of the merger-acquisition (which is anticipated to be on or before April 30, d004d, Messrs. Kruger, Simonelli and Kidd will serve as members of our Board of Directors as the designees of Mr. Kruger. In the event of the resignation or death of Messrs. Kruger, Simonelli or Kidd, a person designated by Mr. Kruger (or his successors in interest in the event he is deceased) will be named as a director to fill the vacancy created by the resignation or death.


                            DESCRIPTION OF SECURITIES

         Under our Certificate of Incorporation, we are authorized to issue up to 10,000,000 shares of capital stock, consisting of 8,000,000 shares of common stock, $.01 par value per share, and 2,000,000 shares of preferred stock, $.01 par value per share. As of the date of this Proxy Statement, our issued and outstanding capital stock consists of 2,350,000 shares of common stock.

         The following description of our common stock and preferred stock is a summary and is qualified in its entirety by the provisions of our Certificate of Incorporation and Bylaws.

COMMON STOCK

         As holders of our outstanding shares of the common stock, your rights, privileges, disabilities and restrictions in general are as follows:

- the right to receive ratably dividends, if any, as may be declared from time to time by the Board of Directors out of assets legally available therefor, subject to the payment of preferential dividends with respect to our then outstanding preferred stock;

- the right to share ratably in all assets available for distribution to the common stock shareholders after payment of our liabilities in the event of our liquidation, dissolution and winding-up, subject to the prior distribution rights of the holders of our then outstanding preferred stock;

- the right to one vote per share on matters submitted to a vote by our common stock shareholders;

- no preferential or preemptive right and no subscription, redemption or conversion privilege with respect to the issuance of additional shares of our common stock; and

- no cumulative voting rights, which means that the holders of a majority of shares voting for the election of directors can elect all members of our board of directors then subject to election.

In general, a majority vote of shares represented at a meeting of common stock shareholders at which a quorum (a majority of the outstanding shares of common stock) is present, is sufficient for all actions that require the vote or concurrence of shareholders, subject to and possibly in connection with the voting rights of the holders of our then outstanding preferred stock and entitled to vote with the holders of our common stock.

PREFERRED STOCK

         Our authorized preferred stock may be issued from time to time in one or more series. Our Board of Directors, without further approval of the common stock shareholders, is authorized to fix the relative rights, preferences, privileges and restrictions applicable to each series of our preferred stock. We have agreed not to issue any preferred stock prior to February 8, 2003 without the consent of Barron Chase Securities. Furthermore, in connection with the registration of our common stock in Oklahoma, we represented that we will not offer preferred stock

- to our 5% or greater shareholders, officers, and directors except on terms that the preferred stock is offered to all other shareholders or to new shareholders, or

- unless the preferred stock is approved by a majority of our independent directors who do not have an interest in the transaction and who have access, at our expense, to our independent legal counsel.

We believe that having this class of preferred stock provides greater flexibility in financing, acquisitions and other corporate activities. While there are no current plans, commitments or understandings, written or oral, to issue any of our preferred stock (other than in connection with the Merger-Acquisition), in the event of any issuance, our common stock shareholders will not have any preemptive or similar rights to acquire any of the preferred stock. Issuance of preferred stock could adversely affect

- the voting power of the holders of our then outstanding common stock and

- the likelihood that the holders will receive dividend payments and payments upon liquidation could have the effect of delaying or preventing a change in shareholder and management control.

         SERIES A PREFERRED STOCK. In connection with the merger- acquisition of Foresight, our Board of Directors has designated 166,667 shares of preferred stock as series A convertible preferred stock ("series A preferred stock") with a stated value of $12.00 per share. All shares of series A preferred stock will be issued and delivered to Paul A. Kruger. We may in the future issue additional series of preferred stock with liquidation preferences and dividend rights which rank junior to the series A preferred stock.

         The series A preferred stock possess all such rights and privileges that are afforded to preferred stock by the Oklahoma General Corporation Act in the absence of any express grant or limitation of rights or privileges provided in the series A preferred stock certificate. The designations and the preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of the shares of the series A preferred stock are summarized below.

         DIVIDENDS. Dividends may be declared and paid or set apart for payment upon the series A preferred stock out of our assets or funds legally available for the payment of dividends. Holders of series A preferred stock, as a class, will be entitled to receive, when and as declared by our Board of Directors, out of any funds legally available therefor, preferred annual dividends of $1.44, payable quarterly. Dividends are cumulative. Dividends may not be declared and paid or set apart for payment upon our common stock unless all dividends, including cumulative dividends, then payable on the series A preferred stock shall have been paid.

         VOTING RIGHTS. Holders of the series A preferred stock will have not have any voting rights. However, the consent of the holders of at least a majority of the outstanding shares, voting at a special or annual meeting of shareholders called for the purpose, will be necessary to amend our certificate of incorporation and the designations, preferences and rights of the series A preferred stock, in any manner which would adversely affect the holders of the shares.

         LIQUIDATION RIGHTS. In the event of our liquidation, dissolution or winding-up of the affairs, and before any distribution or payments are made to the holders of the common stock, holders of the series A preferred stock will be entitled to receive a liquidating distribution of $12.00 per share plus accumulated and unpaid dividends before any distribution of assets will be made to holders of our common stock or any junior preferred stock. Holders of series A preferred stock are not entitled to participate in any further liquidating distributions of us.

         CONVERSION PRIVILEGES. Each share of series A preferred stock is convertible, at such holder's option, into one share of our common stock at any time, subject to customary adjustments to prevent dilution upon the occurrence of certain future events. We will be obligated at all times to reserve and keep available, free from preemptive rights, unissued or treasury shares of our common stock sufficient to effect the conversion of all the issued and outstanding shares of series A preferred stock.

         REDEMPTION. We may, at our option, redeem the series A preferred stock on at least 30 days' notice, in whole and not in part, at any time at $12.00 per share plus accumulated and unpaid dividends to the date fixed for redemption, subject to the holder's right to convert to our common stock.

TRANSFER AGENT AND REGISTRAR

         UMB Bank, N.A. is the registrar and transfer agent of our Common Stock. The mailing address of UMB Bank, N.A. is Security Trust Division, 28 Grand Boulevard, 13th Floor, Kansas City, Missouri 64106.

UNDERWRITERS' WARRANTS

         In connection with our initial public offering, we sold to Barron Chase Securities, the managing underwriter, and its related persons, for nominal consideration, common stock underwriter warrants (the "underwriters' warrants"). These warrants are exercisable for the purchase of 100,000 shares of our common stock for $9.00 each after February 8, 2001 and on or before February 8, 2004.

         The underwriters' warrants may be exercised using shares of common stock to be received upon exercise for payment of the exercise price of the warrants. This type of exercise is referred to as a cashless exercise or net issuance exercise. This type of exercise has the effect of requiring us to issue shares of our common stock without a corresponding increase in capital. A net exercise of the underwriters' warrants will have the same dilutive effect on our shareholders' interests as will a cash exercise. The underwriters' warrants and the securities issuable upon their exercise may not be offered for sale except in compliance with the applicable provisions of federal securities laws.

         For a seven-year period, we have agreed to include the underwriter warrants or common stock underlying these warrants in any amendment to the registration statement of which this prospectus is a part or any new registration statement filed with the United States Securities and Exchange Commission at our expense. We have registered the common stock underlying the underwriters' warrants and intend to maintain this registration at our expense for the seven-year period.

OUTSTANDING STOCK OPTIONS

         As of the date of this Proxy Statement, we have outstanding stock options exercisable for the purchase of 86,830 shares of our common stock during various periods which expire February 8, 2003 through December 31, 2007, at an exercise price of $5.22 to $6.00 per share (with a weighted average purchase price of $5.31 per share). The exercise prices of the stock options were equal to the estimated fair market value of the common stock on the date of the grant of each stock option as determined by our Board of Directors. In addition, we have reserved 97,128 shares of our common stock for issuance upon the vesting and exercise of outstanding stock options. Our Board of Directors is also authorized to issue additional stock options exercisable for the purchase of 145,000 shares of our common stock under our stock option plan. As a condition of registration of our common stock in Oklahoma, we agreed not to grant any options or warrants with an exercise price of less that 85% of the fair market value of our shares of common stock on the date of grant.

SHAREHOLDER ACTION

         Under our Bylaws, the affirmative vote of the holders of a majority of our outstanding shares of the common stock entitled to vote thereon is sufficient to authorize, affirm, ratify or consent to any act or action required of or by the holders of the common stock, except as otherwise provided by the Oklahoma General Corporation Act.

         Under the Oklahoma General Corporation Act, our shareholders may take actions without the holding of a meeting by written consent. The written consent must be signed by the holders of a sufficient number of shares to approve the act or action had all of our outstanding shares of capital stock entitled to vote thereon been present at a meeting. In this event, we are required to provide prompt notice of any corporate action taken without a meeting to our shareholders who did not consent in writing to the act or action. However, any time that we have 1,000 or more shareholders of record, any act or action required of or by the holders of our capital stock entitled to vote thereon may only be taken by unanimous affirmative written consent of the shareholders or a shareholder meeting.

ANTI-TAKEOVER PROVISIONS

         Our Certificate of Incorporation and the Oklahoma General Corporation Act include a number of provisions which may have the effect of encouraging persons considering unsolicited tender offers or other unilateral takeover proposals to negotiate with our board of directors rather than pursue non-negotiated takeover attempts. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging the proposals because, among other things, negotiation of the proposals might result in an improvement of their terms. The description below related to provisions of our Certificate of Incorporation is intended as a summary only and is qualified in its entirety by reference to our Certificate of Incorporation filed as an exhibit to the registration statement of which this prospectus is a part. See "Where You Can Find Additional Information."

         PREFERRED STOCK. Our Certificate of Incorporation authorizes the issuance of the preferred stock in classes. Our board of directors is authorized to set and determine the voting rights, redemption rights, conversion rights and other rights relating to the class of preferred stock. In some circumstances, the preferred stock could be issued and have the effect of preventing a merger, tender offer or other takeover attempt which our board of directors opposes.

         OKLAHOMA ANTI-TAKEOVER STATUTES. We are subject to Section 1090.3 and Sections 1145 through 1155 of the Oklahoma General Corporation Act. Section 1090.3 of the Oklahoma General Corporation Act prohibits a publicly-held Oklahoma corporation from engaging in a "business combination" with an "interested shareholder." Sections 1145 through 1155 of the Oklahoma General Corporation Act provide that shares ("interested shares") of voting stock acquired (within the meaning of a "control share acquisition") become nonvoting stock for the three-year period following the control share acquisition. See "Proposal Three--Anti-Takeover Provisions Amendment."

         The anti-takeover provisions of the Oklahoma General Corporation Act may have the effect of discouraging a third party from acquiring large blocks of the common stock within a short period or attempting to obtain control of us, even though the attempt might be beneficial to us and our shareholders. Accordingly, you and our other shareholders could be deprived of the opportunities to sell the shares of the common stock held at a higher market price than might otherwise be the case.

                                  LEGAL MATTERS

         The validity of issuance of the shares of our common stock to be issued in connection with the Merger-Acquisition will be passed upon for us by our counsel, Dunn Swan & Cunningham, A Professional Corporation, of Oklahoma City, Oklahoma. Dunn Swan & Cunningham has delivered an opinion to the effect that the description of the federal income tax consequences of the merger-acquisition under the section of this Proxy Statement captioned "The Merger-Acquisition--Certain Federal Income Tax Consequences" correctly sets forth the material federal income tax consequences of the merger-acquisition to us and our shareholders.

                                     EXPERTS

         The balance sheets as of December 31, 1999 and 1998, and the statements of operations and accumulated deficit, stockholders' equity and cash flows for each of the two years in the period ended December 31, 1999, included in this Proxy Statement, have been included herein in reliance on the report of Murrell, Hall, McIntosh & Co., PLLP, independent public accountants, given on authority of that firm as experts in accounting and auditing.

                 OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

         Our Board of Directors knows of no business which will be presented for action at the Annual Meeting other than that described in the Notice of Annual Meeting of Shareholders and this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxies as they deem advisable in accordance with their best judgment.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         Under the existing rules of the Securities and Exchange Commission, one or more of our shareholders may present proposals on any matter that is a proper subject for consideration by our shareholders at the 2001 annual meeting of our shareholders, which we currently anticipates will be held on or before July 31, 2001. In order to be included in the proxy statement (or disclosure statement in the event proxies are not solicited by our Board of Directors) for the 2001 annual meeting of our shareholders, a proposal must be received by April 1, 2001. It is suggested that if you as one of our shareholders desire to submit a proposal you should do so by sending the proposal certified mail, return receipt requested, addressed to our Corporate Secretary at our principal office, 2500 South McGee Drive, Suite 147, Norman, Oklahoma 73072. Detailed information for submitting proposals will be provided upon written request, addressed to our Corporate Secretary.

                       WHERE YOU CAN FIND MORE INFORMATION

         We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004, and at its regional offices at 7 World Trade Center, 13th Floor, New York, New York 10048 and at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. We distribute to our shareholders annual reports containing financial statements audited by our independent public accountants and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as "EDGAR") system and are publicly available on the Securities and Exchange Commissions's site on the Internet, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

         Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Precis Smart Card Systems, Inc. at 2500 South McGee Drive, Suite 147, Norman, Oklahoma 73072, telephone: (405) 292-4900.

                              ------------------

         Your cooperation in giving this matter your immediate attention and in returning your Proxy promptly will be appreciated.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ MARK R. KIDD
                                          Mark R. Kidd
                                          Corporate Secretary


October 3, 2000


         A copy of our Annual Report, which includes our Form 10-KSB for the fiscal year ended December 31, 1999, is enclosed herewith. Our Quarterly Reports on Form 10-QSB for the quarters ended March 31 and June 30, 2000, excluding the exhibits, may be obtained without charge by writing Precis Smart Card Systems, Inc., 2500 South McGee Drive, Suite 147, Norman, Oklahoma 73072,
Attention: Corporate Secretary.


                          INDEX TO FINANCIAL STATEMENTS


FORESIGHT, INC.
Report of Independent Public Accountants...................................................................     F-3

Balance Sheets as of December 31, 1999 and 1998, and as of
     June 30, 2000 and 1999 (Unaudited)....................................................................     F-4

Statements of Operations for the Years Ended December 31, 1999
     and 1998, and for the Six Months ended June 30, 2000 and 1999 (Unaudited).............................     F-5

Statements of Stockholders' Equity (Deficit) for the Years Ended
     December 31, 1999 and 1998, and for the Six Months ended June 30, 2000 (Unaudited)....................     F-6

Statements of Cash Flows for the Years Ended December 31, 1999
     and 1998, and for the Six Months ended June 30, 2000 and 1999 (Unaudited).............................     F-7

Notes to Financial Statements..............................................................................     F-8

PRECIS SMART CARD SYSTEMS, INC.

Report of Independent Public Accountants....................................................................   F-11

Balance Sheets as of December 31, 1999 and 1998.............................................................   F-12

Statements of Operations and Accumulated Deficit for the Years Ended December
     31, 1999 and 1998 and from Inception (April 1994) to
     December 31, 1999 (Unaudited)..........................................................................   F-13

Statements of Stockholders' Deficit for the Years Ended December 31, 1999
     and 1998 and from Inception (April 1994) to December 31, 1999 (Unaudited)..............................   F-14

Statements of Cash Flows for the Years Ended December 31, 1999
     and 1998 and from Inception (April 1994) to December 31, 1999 (Unaudited)..............................   F-15

Notes to Financial Statements...............................................................................   F-16

Condensed Balance Sheets (Unaudited) as of June 30, 2000 and December 31, 1999.............................    F-21

Condensed Statements of Operations and Accumulated Deficit (Unaudited) for the
     Six Months ended June 30, 2000 and 1999 and from
     Inception (April 1994) to June 30, 2000................................................................   F-22

Condensed Statements of Stockholders' Equity (Unaudited) from Inception
     (April 1994) to June 30, 2000..........................................................................   F-23

                                                           F-1


                                                                                                               PAGE
                                                                                                               ----
PRECIS SMART CARD SYSTEMS, INC. (CONTINUED)

Condensed Statements of Cash Flows (Unaudited) for the Six Months ended
         June 30, 2000 and 1999 and from Inception (April 1994) to June 30, 2000............................   F-24

Notes to Condensed Financial Statements.....................................................................   F-25

PRECIS SMART CARD SYSTEMS, INC.
         UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Unaudited Pro Forma Combined Balance Sheet as of June 30, 2000..............................................   F-26

Unaudited Pro Forma Combined Statement of Operations for the
         Six Months ended June 30, 2000.....................................................................   F-27

Unaudited Pro Forma Combined Statement of Operations for the
         Year Ended December 31, 1999.......................................................................   F-28

Notes to Unaudited Pro Forma Combined Financial Statements..................................................   F-29


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Stockholders
of Foresight, Inc.

We have audited the accompanying balance sheets of Foresight, Inc. (an Oklahoma Corporation) as of December 31, 1999 and 1998, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Foresight, Inc. as of December 31, 1999 and 1998, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

MURRELL HALL McINTOSH & CO., PLLP

Oklahoma City, Oklahoma
May 17, 2000


                                 FORESIGHT, INC.
                                 BALANCE SHEETS


                                                                DECEMBER 31,                      JUNE 30,
                                                          ---------------------           ----------------------
                                                             1999        1998                2000        1999
                                                          ----------  ---------           ----------  ----------
                                                                                         (UNAUDITED) (UNAUDITED)
                       ASSETS
Current Assets:
    Cash and Cash Equivalents........................     $   64,240 $  245,195           $  270,666  $       -
    Accounts Receivable..............................        911,246  3,064,624              759,231   1,097,072
    Prepaid Expense..................................             -          -                16,280          -
    Income Taxes Receivable..........................             -          -                38,458          -
                                                          ---------- ----------           ----------  ----------
       Total Current Assets..........................        975,486  3,309,819            1,084,635   1,097,072
                                                          ---------- ----------           ----------  ----------
Property and Equipment:
    Machinery and Equipment..........................        171,472      7,939              151,608       7,939
    Leasehold Improvements...........................         14,442         -                14,442          -
    Other............................................         25,000         -                25,000          -
                                                          ---------- ----------           ----------  ----------
                                                             210,914      7,939              191,050       7,939
    Less Accumulated Depreciation....................        (85,792)        -               (94,413)         -
                                                          ---------- ----------           ----------  ----------
        Total Property and Equipment.................        125,122      7,939               96,637       7,939
                                                          ---------- ----------           ----------  ----------
Other Assets:
    Receivable from Stockholder......................         33,000         -                33,000          -
    Software, Net of Amortization....................             -          -                16,187          -
                                                          ---------- ----------           ----------  ----------
        Total Other Assets...........................         33,000         -                49,187          -
                                                          ---------- ----------           ----------  ----------
Total Assets.........................................     $1,133,608 $3,317,758           $1,230,459  $1,105,011
                                                          ========== ==========           ==========  ==========

            LIABILITIES AND STOCKHOLDERS'
                  EQUITY (DEFICIT)

Current Liabilities:
         Accounts Payable............................     $  983,691 $  526,514           $1,058,590  $  816,468
         Accrued Liabilities.........................         45,233         -                32,377       8,004
         Income Taxes Payable........................        111,000         -                    -           -
                                                          ---------- ----------           ----------  ----------
       Total Current Liabilities.....................      1,139,924    526,514            1,090,967     824,472
                                                          ---------- ----------           ----------  ----------
Income Taxes Payable.................................         39,000         -                39,000          -
                                                          ---------- ----------           ----------  ----------
Total Liabilities....................................      1,178,924    526,514            1,129,967     824,472
                                                          ---------- ----------           ----------  ----------
Stockholders' Equity (Deficit):
    Common Stock, $1.00 Par Value, 50,000
       Shares Authorized; 500 Shares Issued
       and Outstanding...............................            500        500                  500         500
    Retained Earnings (Deficit)......................        (45,816) 2,790,744               99,992     280,039
                                                          ---------- ----------           ----------  ----------
          Total Stockholders' Equity (Deficit).......        (45,316) 2,791,244              100,492     280,539
                                                          ---------- ----------           ----------  ----------
Total Liabilities and Stockholders' Equity (Deficit).     $1,133,608 $3,317,758           $1,230,459  $1,105,011
                                                          ========== ==========           ==========  ==========


                 See Accompanying Notes to Financial Statements

                                 FORESIGHT, INC.
                            STATEMENTS OF OPERATIONS

                                                                  FOR THE YEARS ENDED      FOR THE SIX MONTHS ENDED
                                                                     DECEMBER 31,                 JUNE 30,
                                                               -----------------------    -------------------------
                                                                   1999        1998          2000           1999
                                                               -----------  ----------    ------------  -----------
                                                                                           (UNAUDITED)  (UNAUDITED)
Product and Service Revenues...........................        $ 6,635,390 $17,818,861    $ 3,617,492   $ 3,300,819
                                                               -----------  ----------    ------------  -----------
Operating Expenses:
   Product Deployment..................................          4,249,225  11,595,396      2,287,622     2,215,173
   Sales and Marketing.................................            677,702     720,973        385,829       325,207
   General and Administrative..........................          1,259,099   1,868,007        762,558       444,736
                                                               -----------  ----------    ------------  -----------
     Total Operating Expenses..........................          6,186,026  14,184,376      3,436,009     2,985,116
                                                               -----------  ----------    ------------  -----------
Operating Income.......................................            449,364   3,634,485        181,483       315,703

Other Income:
   Interest (Income) Expense...........................             (1,740     (49,870)        (6,325)        3,744
                                                               -----------  ----------    ------------  -----------
Income Before Income Taxes.............................            451,104   3,684,355        187,808       311,959

Provision for Income Taxes.............................           (150,000           -        (42,000)     (115,000)
                                                               -----------  ----------    ------------  -----------

Net Income.............................................            301,104   3,684,355    $   145,808       196,959
                                                               -----------  ----------    ============  ===========
Pro Forma Provision for Income Taxes (Unaudited).......            (13,000  (1,400,000)                     (13,000)
                                                               -----------  ----------                  ===========

Pro Forma Net Income (Unaudited).......................        $   288,104 $ 2,284,355                  $   183,959
                                                               =========== ===========                  ===========
Earnings Per Share:

   Net Income Per Share................................        $    602.21 $  7,368.71    $    291.62   $    393.92
                                                               =========== ===========    ===========   ===========
   Pro Forma Net Income Per Share (Unaudited)..........        $    576.21 $  4,568.71                  $    367.92
                                                               =========== ===========                  ===========

Weighted Average Number of
   Common Shares Outstanding...........................                500         500            500           500
                                                               =========== ===========    ===========   ===========

                 See Accompanying Notes to Financial Statements

                                 FORESIGHT, INC.
                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

                                                                                                         RETAINED
                                                                             COMMON STOCK                EARNINGS
                                                                       ----------------------------
                                                                          SHARES           AMOUNT        (DEFICIT)
                                                                       ------------   -------------   ------------
Balance, December 31, 1997...........................................          500    $        500    $  1,178,848
   Distributions.....................................................         --              --        (2,072,460)
   Net Income........................................................         --              --         3,684,356
                                                                       ------------   -------------   ------------
Balance, December 31, 1998...........................................          500             500       2,790,744
   Dividends.........................................................         --              --          (430,000)
   Distributions.....................................................         --              --        (2,707,664)
   Net Income........................................................         --              --           301,104
                                                                       ------------   -------------   ------------
Balance, December 31, 1999...........................................          500             500         (45,816)
   Net Income (Unaudited)............................................         --              --           145,808
                                                                       ------------   -------------   ------------
Balance, June 30, 2000 (Unaudited)...................................          500    $        500    $     99,992
                                                                       ============   =============   ============

                 See Accompanying Notes to Financial Statements

                                              FORESIGHT, INC.
                                         STATEMENTS OF CASH FLOWS



                                                              FOR THE YEARS ENDED         FOR THE SIX MONTHS ENDED
                                                                 DECEMBER 31,                     JUNE 30,
                                                        ----------------------------    ---------------------------
                                                            1999            1998            2000            1999
                                                        ------------    ------------    ------------   ------------
                                                                                        (UNAUDITED)    (UNAUDITED)
Cash Flows from Operating Activities
   Net Income.......................................... $    301,104    $  3,684,355    $    145,808   $    147,739
   Adjustments to Reconcile Net Income.................
     to Net Cash Provided by Operating Activities:
       Depreciation....................................       43,727          23,277          13,653            --
       (Increase) Decrease:
         Receivables...................................    2,153,378      (2,221,842)        113,557      1,966,756
         Prepaid Expenses..............................          --           45,556         (16,280)           --
       Increase (Decrease):
         Accounts Payable..............................      457,177        (610,846)         74,899        338,830
         Accrued Liabilities...........................       45,233             --          (12,856)         9,144
         Income Taxes Payable..........................      150,000             --         (111,000)           --
       Other...........................................          --              --           20,812            --
                                                        ------------    ------------    ------------   ------------

           Net Cash Provided by Operating Activities...    3,150,619         920,500         228,593      2,462,469
                                                        ------------    ------------    ------------   ------------

Cash Flows from Investing Activities
   Purchase of Property and Equipment..................     (160,910)        (19,990)        (22,167)           --
                                                        ------------    ------------    ------------   ------------

     Net Cash Used in Investing Activities.............     (160,910)        (19,990)        (22,167)           --
                                                        ------------    ------------    ------------   ------------

Cash Flows from Financing Activities
   Loan to Shareholder.................................      (33,000)            --              --             --
   Dividends Paid......................................     (430,000)            --              --             --
   Distributions.......................................   (2,707,664)     (2,072,460)            --      (2,707,664)
                                                        ------------    ------------    ------------   ------------

     Net Cash Used in Financing Activities.............   (3,170,664)     (2,072,460)            --      (2,707,664)
                                                        ------------    ------------    ------------   ------------

Net Change in Cash.....................................     (180,955)     (1,171,950)        206,426       (245,195)

Cash at Beginning of Period............................      245,195       1,417,145          64,240        245,195
                                                        ------------    ------------    ------------   ------------

Cash at End of Period.................................. $     64,240    $    245,195    $    270,666   $        --
                                                        ============    ============    ============   ============


                                  See Accompanying Notes to Financial Statements

                                 FORESIGHT, INC.
                          NOTES TO FINANCIAL STATEMENTS

Note 1 - Nature of Business

         Foresight, Inc. (the "Company") is a provider of innovative membership service programs. The Company addresses the needs of organizations seeking to leverage the expertise of an outside provider in offering membership service programs. Membership service programs offer selected products and services from a variety of vendors intended to enhance the existing relationships between businesses and consumers.

Note 2 - Summary of Significant Accounting Policies

         INTERIM FINANCIAL STATEMENTS - The financial statements as of June 30, 2000 and 1999 are unaudited and, in the opinion of management, reflect all adjustments that are necessary for a fair presentation of the financial position as of the date and the results of operations and cash flows for the periods then ended. All of these adjustments are of a normal and recurring nature. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. The results of operations for the six months ended June 30, 2000, and 1999 are not necessarily indicative of the results that may be expected for the entire years ending December 31, 2000, and 1999.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management of the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

         PROPERTY AND EQUIPMENT - Property and equipment are carried at cost, less accumulated depreciation. Depreciation is calculated using the double-declining-balance method based on useful lives of five to seven years.

         EARNINGS PER SHARE - Earnings per share is computed based on the weighted average number of common shares outstanding.

         CONCENTRATION OF CREDIT RISK - The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant risk.

         FAIR VALUE OF FINANCIAL INSTRUMENTS - The recorded amounts of cash, accounts receivable, accounts payable, and accrued liabilities approximate fair value because of the short-term maturity of these items.

         IMPAIRMENT OF LONG-LIVED ASSETS - The Company accounts for the impairment and disposition of long-lived assets in accordance with SFAS No. 121, "Accounting for the Impairment of Long-lived Assets to be Disposed of" (FAS 121). In accordance with FAS 121, long-lived assets held are reviewed for events or changes in circumstances which indicate that their carrying value may not be recoverable. As of December 31, 1999, no impairment has been indicated.

         CASH AND CASH EQUIVALENTS - Cash and cash equivalents consist primarily of cash on deposit or cash investments purchased with original maturities of three months or less.

         REVENUE RECOGNITION - Wholesale revenues are recorded in the month earned. Retail revenues, net of anticipated refunds, are recorded in the month the member joins the program.

                                 FORESIGHT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Note 3 - Income Taxes

         The stockholders of the Company elected to adopt the provisions of Subchapter S of the Internal Revenue Code for the periods ended prior to February 1, 1999. As a result, the Company was not subject to corporate income taxes prior to February 1, 1999. Accordingly, no provision has been made in the accompanying historical financial statements for Federal and state income taxes prior to February 1, 1999, since such taxes are liabilities of the individual stockholders, and the amounts thereof depended upon their respective tax situations. For periods subsequent to January 31, 1999, the Company is subject to corporate income taxes.

         The Company's tax returns are subject to examination by Federal and state taxing authorities. In the event of an examination of such tax returns, the liability of the stockholders could be changed if adjustments in or classification of the distributable income for periods prior to February 1, 1999 are ultimately sustained by the taxing authorities (See Note 5).

         The provision for income taxes for 1999 differs from the statutory rates because of the amortization of intangible assets for tax purposes and other adjustments arising out of the acquisition by Universal Marketing Services, Inc. ("UMS") (See Note 5).

Note 4 - Preferred STOCK

         The Board of Directors is authorized to provide for the issuance of preferred stock in series as prescribed by the Company's Certificate of Incorporation. As of December 31, 1999 and 1998, no shares of preferred stock had been authorized or issued.

Note 5 - Merger with Universal Marketing Services, Inc.

         During January 1999, all of the Company's outstanding common stock was acquired by UMS for $4,540,000 and accounted for as a purchase transaction. Of this amount, $4,532,000 was reported as a long-term capital gain for income tax purposes. UMS has agreed to compensate the prior stockholders if it is determined that any portion of the $4,532,000 does not qualify for long-term capital gain treatment under Federal law. The Company may be required to assume this liability if it arises. During December 1999, the common stock of the Company was transferred to two stockholders of UMS, which was accounted for as a sale by UMS.

Note 6 - Related Parties

         The Company operates in facilities leased from an affiliate on a monthly basis. Management expects that leases currently in effect will be renewed or replaced with other leases of a similar nature and term. Rent expense under operating leases was $44,824 and $47,192 for the years ended December 31, 1999 and 1998, respectively.

         The Company was operated by UMS during the period from February 1, 1999 through December 1, 1999 under a management agreement. UMS conducted all activities related to the day to day operations of the Company. Expenses totaling $708,843 were incurred by UMS and allocated to the Company during 1999 based on management's review of all expenses incurred by UMS. Management is of the opinion that the method utilized is reasonable. Also management believes that the Company's expenses would not have been materially different if the Company had operated on a stand-alone basis in 1999. In addition to the $430,000 dividends paid to UMS during 1999, the Company also incurred a loss of $228,155 on receivables from UMS which were uncollectable.

         The receivable from stockholder of $33,000 was transferred to the Company from UMS. The debt was originally incurred by the stockholder to purchase common stock of UMS.

                                 FORESIGHT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

         UMS and Brett Wimberley, individually and acting as president of UMS, have entered into a Stipulated Judgement and Order for Permanent Injunction (the "Order") with the Federal Trade Commission to resolve certain matters. The parties to the Order are permanently restrained and enjoined from engaging in, or assisting others in, the promotion, advertising, marketing, offering for sale, or sale of any credit card registration or credit card protection services through telemarketing. The parties are also permanently restrained and enjoined from engaging in, or assisting others in, telemarketing sales activities for any goods and/or services unless they comply with certain requirements of the Order.

         During 1999, the Company acquired $81,025 of property and equipment from an affiliate and paid $543,082 to an affiliate for services related to membership programs.

Note 7 - Major Customers

         Membership service programs by one client of the Company accounted for 74% and 62% of revenues for the fiscal years ended December 31, 1999 and 1998, respectively.

Note 8 - 401(k) Profit Sharing Plan

         On July 5, 1999, the Company adopted a retirement plan which includes a 401(k) deferred compensation feature. All employees who have completed at least six months of service and are 21 years of age or older may participate in the plan. A participating employee may contribute up to 15% of his or her compensation up to a maximum of $10,500 during 2000. The Company makes matching contributions of up to 50% of a participant's contributions limited to 3% of the participant's annual compensation. The Company matching contributions vest 20% per year and become fully vested after the participant has 6 or more years of service. During 1999, the Company made $7,000 in matching contributions to the plan. All contributions by participants are fully vested.

Note 9 - Subsequent Events

         On March 21, 2000, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") to be acquired by Precis Smart Card Systems, Inc. ("Precis") through a merger transaction. The merger is subject to, among other conditions, approval of the shareholders of the Company and Precis. It is anticipated that the merger will be completed before December 31, 2000 and that it will be accounted for as a purchase by Precis. The Merger Agreement provides that on the effective date of the merger, Precis will issue 500,000 shares of its common stock and 166,667 shares of preferred stock for the Company. Additional shares of common stock are issuable based on earnings levels of Precis for the years 2000 through 2002. Following the merger, Precis' Board of Directors will be limited to seven with three designated by the Company's shareholders. Precis is related to the Company because one of the Company's shareholders is the chief financial officer of Precis.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Stockholders
of Precis Smart Card Systems, Inc.

         We have audited the accompanying balance sheets of Precis Smart Card Systems, Inc. (an Oklahoma Corporation in the development stage) as of December 31, 1999 and 1998, and the related statements of operations, stockholders' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Precis Smart Card Systems, Inc. as of December 31, 1999 and 1998, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the financial statements, the Company has suffered losses and has accumulated a significant deficit. These conditions raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



MURRELL, HALL, MCINTOSH & CO., PLLP



Oklahoma City, Oklahoma
April 3, 2000

                                              PRECIS SMART CARD SYSTEMS, INC.
                                             (A DEVELOPMENT STAGE ENTERPRISE)
                                                      BALANCE SHEETS



                                                                                             DECEMBER 31,
                                                                                    -----------------------------
                                                                                        1999              1998
                                                                                    -----------       -----------
                                        ASSETS
Current Assets:
   Cash and Cash Equivalents....................................................    $    21,538       $       --
   Inventory....................................................................            --             10,035
                                                                                    -----------       -----------
       Total Current Assets.....................................................         21,538            10,035
                                                                                    -----------       -----------

Property and Equipment:
   Office Equipment.............................................................         48,219            48,219
   Computer Equipment...........................................................        273,959           263,499
   Furniture and Fixtures.......................................................          7,735             6,890
                                                                                    -----------       -----------
                                                                                        329,913           318,608
   Less Accumulated Depreciation................................................       (329,913)         (254,390)
                                                                                    -----------       -----------
      Total Property and Equipment..............................................            --             64,218
                                                                                    -----------       -----------
Deferred Offering Costs.........................................................        147,428               --
                                                                                    -----------       -----------
Total Assets                                                                        $   168,966       $    74,253
                                                                                    ===========       ===========


                        LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities:
   Book Overdraft...............................................................    $       --        $    27,513
   Accounts Payable.............................................................        443,074           265,012
   Accrued Liabilities..........................................................        127,836            46,110
   Mezzanine Debt - Related Party...............................................        329,643           103,000
   Current Portion of Capital Leases............................................         41,570            48,319
   Current Portion of Long-Term Debt............................................        277,522           277,522
                                                                                    -----------       -----------
      Total Current Liabilities.................................................      1,219,645           767,476
                                                                                    -----------       -----------

Long-Term Liabilities:
   Capital Leases, Net of Current Portion.......................................            --             41,570
                                                                                    -----------       -----------
      Total Long-Term Liabilities...............................................            --             41,570
                                                                                    -----------       -----------
      Total Liabilities.........................................................      1,219,645           809,046
                                                                                    -----------       -----------

Stockholders' Deficit:
   Preferred Stock, $1 Par Value, 2,000,000 Shares Authorized;
      No shares Issued and Outstanding at December 31, 1999 and 1998............            --                --
   Common Stock, $.01 Par Value, 8,000,000 Shares Authorized;
      1,200,000 and 900,000 Issued and Outstanding at
      December 31, 1999 and 1998, Respectively..................................         12,000             9,000
   Additional Paid-In Capital...................................................      2,701,070         2,226,451
   Deficit Accumulated During Development Stage.................................     (3,763,749)       (2,970,244)
                                                                                    -----------       -----------
      Total Stockholders' Deficit...............................................     (1,050,679)         (734,793)
                                                                                    -----------       -----------
Total Liabilities and Stockholders' Deficit.....................................    $   168,966       $    74,253
                                                                                    ===========       ===========



                                  See Accompanying Notes to Financial Statements

                                        PRECIS SMART CARD SYSTEMS, INC.
                                       (A DEVELOPMENT STAGE ENTERPRISE)
                                STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT





                                                                                                          INCEPTION
                                                                            FOR THE YEARS ENDED         (APRIL 1994)
                                                                               DECEMBER 31,                  TO
                                                                        -------------------------       DECEMBER 31,
                                                                           1999           1998              1999
                                                                        ----------     ----------       -----------
                                                                                                         (UNAUDITED)
Product and Service Revenues......................................      $   63,060     $  322,483       $   443,026
                                                                        ----------     ----------       -----------
Operating Expenses:
    Product Deployment and Research
        and Development...........................................         230,828        389,586         1,615,004
    Sales and Marketing...........................................         163,712        147,411           619,374
    General and Administrative....................................         382,764        399,756         1,716,964
                                                                        ----------     ----------       -----------
        Total Operating Expenses..................................         777,304        936,753         3,951,342
                                                                        ----------     ----------       -----------
Operating Loss....................................................        (714,244)      (614,270)       (3,508,316)
                                                                        ----------     ----------       -----------
Other Expense (Income):

    Interest Expense..............................................          79,261         59,196           259,852
                                                                        ----------     ----------       -----------
    Interest Income...............................................             --          (2,136)           (4,419)
                                                                        ----------     ----------       -----------
                                                                            79,261         57,060           255,433
                                                                        ----------     ----------       -----------
Net Loss - Deficit Accumulated During
    Development Stage.............................................      $ (793,505)    $ (671,330)      $(3,763,749)
                                                                        ==========     ==========       ===========
Net Loss per Share................................................      $    (0.66)    $    (0.56)      $     (3.14)
                                                                        ==========     ==========       ===========
Weighted Average Number of
    Common Shares Outstanding.....................................       1,200,000      1,200,000         1,200,000
                                                                        ==========     ==========       ===========















                                  See Accompanying Notes to Financial Statements

                                          PRECIS SMART CARD SYSTEMS, INC.
                                         (A DEVELOPMENT STAGE ENTERPRISE)
                                        STATEMENTS OF STOCKHOLDERS' DEFICIT





                                                COMMON STOCK           PREFERRED STOCK            ADDITIONAL
                                           ---------------------     --------------------          PAID-IN       ACCUMULATED
                                             SHARES       AMOUNT      SHARES      AMOUNT           CAPITAL         DEFICIT
                                           ---------     -------     --------     -------        -----------     -----------
Balance, Inception (April 1994).......           --      $   --           --      $   --         $       --      $       --


   Sale of Stock (unaudited)..........     1,230,000      12,300          --          --             693,831             --
   Net Loss (unaudited)...............           --          --           --          --                 --         (417,348)
                                           ---------     -------     --------     -------        -----------     -----------


Balance, December 31, 1994
    (unaudited).......................     1,230,000      12,300          --          --             693,831        (417,348)


   Sale of Stock (unaudited)..........       525,000       5,250          --          --             352,250             --
   Net Loss (unaudited)...............           --          --           --          --                 --         (333,017)
                                           ---------     -------     --------     -------        -----------     -----------


Balance, December 31, 1995
    (unaudited).......................     1,755,000      17,550          --          --           1,046,081        (750,365)


   Sale of Stock (unaudited)..........       122,600       1,226          --          --             243,974             --
   Net Loss (unaudited)...............           --          --           --          --                 --         (398,389)
                                           ---------     -------     --------     -------        -----------     -----------


Balance, December 31, 1996
   (unaudited)........................     1,877,600      18,776          --          --           1,290,055      (1,148,754)


   Sale of Stock (unaudited)..........       162,750       1,628          --          --             323,873             --
   Net Loss (unaudited)...............           --          --           --          --                 --       (1,150,160)
                                           ---------     -------     --------     -------        -----------     -----------


Balance, December 31,1997.............     2,040,350      20,404          --          --           1,613,928      (2,298,914)


   Sale of Stock......................         2,500          25        4,968       4,968            596,127             --
   Conversion of Preferred Stock......       298,060       2,980       (4,968)     (4,968)             1,987             --
   Reverse Stock Split................    (1,440,910)    (14,409)         --          --              14,409             --
   Net Loss...........................           --          --           --          --                 --         (671,330)
                                           ---------     -------     --------     -------        -----------     -----------


Balance, December 31, 1998............       900,000       9,000          --          --           2,226,451      (2,970,244)


   Sale of Stock......................       300,000       3,000          --          --             474,619             --
   Net Loss...........................           --          --           --          --                 --         (793,505)
                                           ---------     -------     --------     -------        -----------     -----------


Balance, December 31, 1999............     1,200,000     $12,000          --      $   --         $ 2,701,070     $(3,763,749)
                                           =========     =======     ========     =======        ===========     ===========






                                  See Accompanying Notes to Financial Statements

                                        PRECIS SMART CARD SYSTEMS, INC.
                                       (A DEVELOPMENT STAGE ENTERPRISE)
                                           STATEMENTS OF CASH FLOWS








                                                                                                         INCEPTION
                                                                              FOR THE YEARS ENDED       (APRIL 1994)
                                                                                 DECEMBER 31,                TO
                                                                           ------------------------     DECEMBER 31,
                                                                              1999          1998           1999
                                                                           ----------    ----------    ------------
                                                                                                        (UNAUDITED)
Cash Flows from Operating Activities:
  Net Loss..............................................................   $ (793,505)   $ (671,330)   $ (3,763,749)
  Adjustments to Reconcile Net Loss to
    Net Cash Provided by Operations:
      Depreciation......................................................       75,523       103,594         330,072
      (Increase) Decrease --
        Inventory.......................................................       10,035        34,123             --
        Gain on Disposition of Assets...................................        3,488           --            3,488
        Increase (Decrease) --
          Accounts Payable..............................................      178,062        78,080         443,074
          Accrued Liabilities...........................................       81,726        34,859         127,836
                                                                           ----------    ----------    ------------
            Net Cash Used by Operating
              Activities................................................     (444,671)     (420,674)     (2,859,279)
                                                                           ----------    ----------    ------------
Cash Flows from Investing Activities:
  Purchase of Property and Equipment....................................      (14,793)       (7,537)       (333,560)
                                                                           ----------    ----------    ------------
            Net Cash Used by Investing
             Activities.................................................      (14,793)       (7,537)       (333,560)
                                                                           ----------    ----------    ------------
Cash Flows from Financing Activities:
  Sale of Stock.........................................................      330,191       601,119       2,565,642
  Book Overdraft (Decrease) Increase....................................      (27,513)       27,513               -
  Payments on Long-Term Debt............................................      (48,319)     (280,127)       (762,765)
  Proceeds from Long-Term Debt..........................................          --            --        1,081,857
  Proceeds from Short-Term Debt.........................................      226,643        78,000         329,643
                                                                           ----------    ----------    ------------
            Net Cash Provided by Financing
             Activities.................................................      481,002       426,505       3,214,377
                                                                           ----------    ----------    ------------
Net Increase (Decrease) in Cash.........................................       21,538        (1,706)         21,538

Cash at Beginning of Period.............................................          --          1,706             --
                                                                           ----------    ----------    ------------

Cash at End of Period...................................................   $   21,538    $      --     $     21,538
                                                                           ==========    ==========    ============

Supplemental Disclosure:

   Interest Paid........................................................   $    7,755    $   25,884
                                                                           ==========    ==========





                                  See Accompanying Notes to Financial Statements

                         PRECIS SMART CARD SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS

Note 1 - Nature of Business

         Precis Smart Card Systems, Inc. (the "Company") is a development stage company. The Company develops and markets commercial software products used with a technology referred to as "smart cards". The smart card contains an embedded integrated circuit or microchip that serves as a programmable storage device that performs limited computer functions. The Company's products include the Precis Health Card System-TM-, a health care smart card system; PrecisCache-TM-, a fixed-value smart card system; PrecisReserve-TM-, a reloadable stored-value smart card system; and PrecisPersona-TM-, a smart card based customer loyalty and rewards system.

Note 2 - Summary of Significant Accounting Policies

         Development Stage Operations - Precis is a development stage enterprise engaging in developing and marketing "smart card" technology. The Company has yet to generate any significant revenue from smart card sales and has no assurance of future revenues from such sales. The Company plans to spend significant amounts on the development and marketing of its products.

         Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management of the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

         Property and Equipment - Property and Equipment are carried at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method based on useful lives of three to seven years.

         Inventory - The Company has recorded its inventory held for resale at its estimated value which is less than its actual cost.

         Net Loss Per Share - Net loss per share is calculated based on the weighted average number of common, and dilutive common equivalent shares outstanding. There were no material differences between primary and fully diluted earnings per share for the periods presented. The computation of net loss per share gives retroactive effect for all periods presented to reflect the 1998 reverse stock split and nominal issuances of stock sold in contemplation of a public offering (discussed in Notes 5 and 7).

         Concentration of Credit Risk - The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant risk.

         Fair Value of Financial Instruments - The recorded amounts of cash, inventory, accounts payable, and accrued liabilities approximate fair value because of the short-term maturity of these items.

         Impairment of Long-lived Assets - The Company accounts for the impairment and disposition of long-lived assets in accordance with SFAS No. 121, "Accounting for the Impairment of Long-lived Assets to be Disposed of" (FAS 121). In accordance with FAS 121, long-lived assets to be held are reviewed for events or changes in circumstances which indicate that their carrying value may not be recoverable. As of December 31, 1999, no impairment has been indicated.

         Cash and Cash Equivalents - Cash and cash equivalents consist primarily of cash on deposit or cash investments purchased with original maturities of three months or less.

         Revenue Recognition - The Company recognized revenues as the services or products are provided. Amounts billed and received prior to services or products being performed or provided are included in deferred revenues.

                         PRECIS SMART CARD SYSTEMS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



Note 3 - Debt

         Long-term debt consists of unsecured project notes bearing interest at 10%, due to various investors. Interest only was due and payable beginning September 1, 1997 through December 1, 1997. Amortization of the notes began January 1, 1998. The final payment was due in 1999. The Company is in default on these notes due to failure to make the required payments. The holders have the right to declare the notes immediately due and payable. The notes were paid subsequent to year end.

         The mezzanine debt is unsecured, is due to two shareholders and bears interest at 15% to 25% per annum. All mezzanine debt matures 30 days subsequent to the Company's planned initial public offering (discussed in Note
9). The notes were paid subsequent to year end.

         The Company has a $50,000 line of credit with a bank which matures on June 28, 2000 which is collateralized by all business assets of the Company. There was no balance outstanding on this agreement at December 31, 1999.

Note 4 - Adoption of New Accounting Standard

         The Company has adopted Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities", issued by the American Institute of Certified Public Accountants. This statement requires that the costs of start-up activities and organization costs, as defined, be expensed as incurred.

         In October 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 97-2, Software Revenue Recognition ("SOP 97-2"). SOP 97-2 focuses on when and the amount of revenue that should be recognized for licensing, selling, leasing or otherwise marketing computer software and is effective for transactions entered into in fiscal years beginning after December 15, 1997. In March 1998, the Accounting Standards Executive Committee issued Statement of Position 98-4, Deferral of the Effective Date of Provision of SOP 97-2, Modification of SOP 97-2, Software Revenue Recognition ("SOP 98-4"). SOP 98-4 defers for one year specific provision of SOP 97-2 In December 1998, the Accounting Standards Executive Committee issued Position 98-9, Modification of SOP 97-2, Software Revenue Recognition, with respect to Certain Transactions ("SOP 98-9"). SOP 98-9 also amended specific provisions of SOP 98-4 through fiscal years beginning on or before March 15, 1999. Management believes that the adoption of SOP 97-2, as amended, will not have a material effect the financial position or results of operations.

Note 5 - Capital Structure and Stock Options

         Pursuant to its Certificate of Incorporation, the Company is authorized to issue up to 10,000,000 shares of capital stock, consisting of 8,000,000 shares of Common Stock, $.01 par value per share (the "Common Stock"), and 2,000,000 shares of preferred stock, $1.00 par value per share (the "Preferred Stock").

         Common Stock - The Company was operated historically (from approximately April 1994 through June 1996) as a limited partnership (the "LP"). Effective July 1, 1996, the entire business of the LP was merged into the Company (the "Merger"). The Company issued shares of common stock to the partners of the LP in consideration of the Merger, thus, the partners of the LP became the shareholders of the Company. The merger was accounted for as a "pooling-of-interest." The Company conducted a private placement of common stock during 1997 and 1999, during which it issued and subscribed shares of common stock.

                         PRECIS SMART CARD SYSTEMS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

         Preferred Stock - During 1998, the Company conducted a private placement of convertible redeemable, "putable" preferred stock. During this period, the Company sold 4,967.67 shares of $120.00 face value, no coupon preferred stock. During 1998, and in accordance with their conversion rights, the preferred shareholders elected to convert their preferred shares into 298,060 shares of common stock ( a conversion ratio of 1 preferred share for 60 shares of common).

         Restructuring Plan - As a result of the conversion of the outstanding preferred shares to common shares, the Company had 2,340,910 shares of common stock outstanding on October 29, 1998. On October 30, 1998, the Company affected a reverse split of the common stock such that immediately after the reverse split there were 900,000 shares of common stock outstanding.

         Common Stock Options - Also, as part of the restructuring plan, the Company obtained releases from its directors and Project Note holders that cancelled all common stock options held by directors and Project Note holders. After the reverse split discussed above and as of December 31, 1999, the Company had the following common stock options outstanding to certain employees and ongoing service providers:



                       Exercise          Expiration                   Vesting
      Quantity          Price               Date                      Status
      --------          -----               ----                      ------
       86,398           $5.22               2008                      Vested


         The Company also has agreed to issue 87,547 of future stock options if the Company reaches certain annual earnings levels. These future options will have an exercise price based on current fair market value at the date the earnings levels are met. These options expire 10 years from the date granted.

         The Company also has agreed to grant future stock options upon completion of an initial public offering to an officer of the Company for 10,000 shares of the Company's common stock at $6.00 per share, exercisable during a three-year period commencing six months following completion of the initial public offering (discussed in Note 9).

         It is expected that the Company will make future stock option grants to its employees pursuant to the Company's stock option plan established in 1999. The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25). Under APB 25, no compensation expense is recognized when the exercise price of stock options equals the market price of the underlying stock on the date of the grant.

         If the Company had elected to recognize compensation based on the fair value of the options granted at the grant date as prescribed by "Statement of Financial Accounting Standards No. 123, (SFAS 123) Accounting for Stock-Based Compensation", net loss and net loss per share would have increased to the pro forma amounts shown below for the year ending December 31, 1998:


   Pro Forma Net Loss                                            $(787,608)
   Pro Forma Net Loss Per Share                                  $   (0.66)


         The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions used for grants: weighted average risk free interest rate of 5.50%; no dividend yield; volatility of 40%; and expected life less than six years. The fair values of the options were based on the difference between the present value of the exercise price of the option and the estimated fair value price of the common share. No stock options were granted during 1999.

                        PRECIS SMART CARD SYSTEMS, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


         The intent of the Black-Scholes option valuation model is to provide estimates of fair values of traded options that have no vesting restrictions and are fully transferable. Option valuation models require the use of highly subjective assumptions including expected stock price volatility. The Company has utilized the Black-Scholes method to produce the pro forma disclosures required under SFAS 123. In management's opinion, existing valuation models do not necessarily provide a reliable single measure of the fair value of its employee stock options because the Company's employee stock options have significantly different characteristics from those of traded options and because changes in the subjective input assumptions can materially affect the fair value estimate. The effects of applying SFAS 123 in this pro forma are not indicative of future amounts.

Note 6 - Income Taxes

         There was no current or deferred provision for income taxes for the years ended December 31, 1999 or 1998. No current provision was required because tax losses were incurred in those years. Deferred tax assets result from differences in the basis of assets and liabilities for tax and financial statement purposes. The tax effects of the net operating loss carryforwards and the valuation allowance established are summarized below:



                                                                       1999              1998
                                                                    ---------         ---------
    Benefit of net operating loss carryforward..........            $ 980,000         $ 743,300
    Less: Valuation allowance...........................             (980,000)         (743,300)
                                                                    ---------         ---------
      Net deferred tax asset............................            $       -         $       -
                                                                    =========         =========


         The valuation allowance for deferred tax assets at January 1, 1998 was $488,100. The net change in the valuation allowance for the years ended December 31, 1999 and 1998 were increases of $236,700 and $255,200 respectively. At December 31, 1999 and 1998 the Company had federal and state net operating loss carryforwards of approximately $2,450,000 and $1,860,000 expiring at various dates through 2015. The Company's ability to use these losses to offset future taxable income is subject to limitations under the Internal Revenue Code.

Note 7 - Operations

         As of December 31, 1999, the Company had negative working capital of $1,198,107 and accumulated deficit of $3,763,749. During 1999, the Company incurred an operating loss of $714,244. The completion of the initial public offering discussed in Note 9 does not alleviate the substantial doubt about the Company's ability to continue as a going concern because there is no assurance of future revenues.

Note 8 - Contingencies

         The Company operates in leased facilities. Management expects that leases currently in effect will be renewed or replaced with other leases of a similar nature and term. Rent expense under operating leases was $25,080 and $23,408 for the years ended December 31, 1999 and 1998 respectively.

         Capital lease obligations consist of non-cancelable equipment leases expiring through September, 2000. These leases are payable in monthly installments, aggregating $4,632 including imputed interest at 10.67%. These leases are secured by certain equipment.

         Prior to the Company's initial public offering (discussed in Note 9), there has been no public market for the Company's common stock. The initial public offering price does not necessarily bear any relationship to the Company's assets, book value, earnings or other established criterion of value. Management provides no assurance that a public market for their common stock will develop, that such public market will be sustained, or that the shares of common stock purchased pursuant to the offering can be resold at any time at the offering or any other price.

                         PRECIS SMART CARD SYSTEMS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

         In connection with the Company's initial public offering, the Company agreed to sell to the underwriter warrants exercisable for the purchase of 100,000 shares of common stock for $9.00 per share during a five-year period. The holders of these warrants will have the right, for seven years following the effective date of the initial public offering, to include such warrants and the shares of common stock issuable upon their exercise in any registration statement or amendment to a registration statement of the Company at no expense to such holders.

Note 9 - Subsequent Events

         The Company completed an initial public offering of 1,150,000 shares of common stock during February, 2000 and received net proceeds of approximately $5,675,000.

         On March 21, 2000, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") to acquire Foresight, Inc. ("Foresight") through a merger transaction. The merger is subject to, among other conditions, approval of the Company's shareholders. It is anticipated that the merger will be completed before December 31, 2000 and that it will be accounted for as a purchase. The Merger Agreement provides that on the effective date of the merger, the Company will issue 500,000 shares of its common stock and 166,667 shares of preferred stock for Foresight. Additional shares of common stock are issuable based on earnings levels of the Company for the years 2000 through 2002. Following the merger, the Company's Board of Directors will be limited to seven with three designated by Foresight shareholders. The Company is related to Foresight because one Foresight shareholder is the chief financial officer of the Company.

         Also, in connection with this merger, the Company granted Barron Chase Securities, Inc. stock options exercisable for the purchase of 200,000 shares of common stock for $9.37 per share. The options are exercisable through June 30, 2003.

Note 10 - Major Customers

         Two customers of the Company accounted for 100% and 91% of the revenues for the fiscal years ended December 31, 1999 and 1998, respectively.

                         PRECIS SMART CARD SYSTEMS, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                            CONDENSED BALANCE SHEETS
                                   (UNAUDITED)

                                                                                         JUNE 30,      DECEMBER 31,
                                                                                          2000             1999
                                                                                       ----------      ------------
                                      ASSETS
Current Assets:
   Cash...........................................................................     $4,261,370      $     21,538
   Inventory......................................................................         17,601                 -
                                                                                       ----------      ------------
     Total Current Assets.........................................................      4,278,971            21,538
                                                                                       ----------      ------------

Property and Equipment:
   Office Equipment...............................................................         48,219            48,219
   Computer Equipment.............................................................        273,959           273,959
   Furniture and Fixtures.........................................................          7,735             7,735
                                                                                       ----------      ------------
                                                                                          329,913           329,913
   Less Accumulated Depreciation..................................................       (329,913)         (329,913)
                                                                                       ----------      ------------
     Total Property and Equipment.................................................              -                 -
                                                                                       ----------      ------------

Other Assets......................................................................         30,000           147,428
                                                                                       ----------      ------------

TOTAL ASSETS......................................................................     $4,308,971      $    168,966
                                                                                       ==========      ============

                  LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
   Accounts Payable...............................................................     $   32,722      $    443,074
   Accrued Liabilities............................................................         10,316           127,836
   Mezzanine Debt.................................................................              -           329,643
   Current Portion of Capital Leases..............................................          7,944            41,570
   Current Portion of Long-Term Debt..............................................              -           277,522
                                                                                       ----------      ------------
     Total Current Liabilities....................................................         50,982         1,219,645
                                                                                       ----------      ------------

     Total Liabilities............................................................         50,982         1,219,645
                                                                                       ----------      ------------

Stockholders' Equity (Deficit):
   Preferred Stock, $1 Par Value, 2,000,000 Shares Authorized;
      No shares Issued and Outstanding............................................              -                 -
   Common Stock, $.01 Par Value, 8,000,000 Shares Authorized;
     2,350,000 and 1,200,000 Issued and Outstanding...............................         23,500            12,000
   Additional Paid-In Capital.....................................................      8,366,074         2,701,070
   Deficit Accumulated During Development Stage...................................     (4,131,585)       (3,763,749)
                                                                                       ----------      ------------
     Total Stockholders' Equity (Deficit).........................................      4,257,989        (1,050,679)
                                                                                       ----------      ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)..............................     $4,308,971      $    168,966
                                                                                       ==========      ============


            See Accompanying Notes to Condensed Financial Statements


                         PRECIS SMART CARD SYSTEMS, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
           CONDENSED STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
                                   (UNAUDITED)





                                                                                                       INCEPTION
                                                                        FOR THE SIX MONTHS ENDED     (APRIL 1994)
                                                                                 JUNE 30,                 TO
                                                                      ---------------------------       JUNE 30,
                                                                         2000            1999            2000
                                                                      -----------     -----------     -----------
Product and Service Revenues.......................................   $         -     $    25,000     $   443,026
                                                                      -----------     -----------     -----------

Operating Expenses:
   Product Deployment and Research and Development.................       113,233         134,462       1,728,237
   Sales and Marketing.............................................        87,587          79,321         706,961
   General and Administrative......................................       234,800         217,124       1,951,764
                                                                      -----------     -----------     -----------
     Total Operating Expenses......................................       435,620         430,907       4,386,962
                                                                      -----------     -----------     -----------

Operating Loss.....................................................      (435,620)       (405,907)     (3,943,936)
                                                                      -----------     -----------     -----------

Other Expense (Income):
   Interest Expense................................................        23,644          42,834         283,496
   Interest Income.................................................       (91,428)              -         (95,847)
                                                                      -----------     -----------     -----------
                                                                          (67,784)         42,834         187,649
                                                                      -----------     -----------     -----------

Net loss B Deficit Accumulated During Development Stage............   $  (367,836)    $  (448,741)    $(4,131,585)
                                                                      ===========     ===========     ===========

Net Loss per Share.................................................   $     (0.17)    $     (0.37)    $     (3.23)
                                                                      ===========     ===========     ===========

Weighted Average Number of Common Shares Outstanding...............     2,158,000       1,200,000       1,278,000
                                                                      ===========     ===========     ===========





            See Accompanying Notes to Condensed Financial Statements


                                  PRECIS SMART CARD SYSTEMS, INC.
                                 (A DEVELOPMENT STAGE ENTERPRISE)
                           CONDENSED STATEMENTS OF STOCKHOLDERS' EQUITY
                                           (UNAUDITED)



                                                COMMON STOCK           PREFERRED STOCK         ADDITIONAL
                                         ------------------------    ---------------------       PAID-IN     ACCUMULATED
                                           SHARES        AMOUNT       SHARES      AMOUNT         CAPITAL       DEFICIT
                                         -----------  -----------    ---------  ----------     ----------    -----------
Balance, Inception (April 1994).......             -  $         -            -  $        -     $        -    $         -

  Sale of Stock.......................     1,230,000       12,300            -           -        693,831              -
  Net Loss............................             -            -            -           -              -       (417,348)
                                         -----------  -----------    ---------  ----------     ----------    -----------

Balance, December 31, 1994............     1,230,000      12,300             -           -        693,831       (417,348)

  Sale of Stock.......................       525,000       5,250             -           -        352,250              -
  Net Loss............................             -           -             -           -              -       (333,017)
                                         -----------  -----------    ---------  ----------     ----------    -----------

Balance, December 31, 1995............     1,755,000      17,550             -           -      1,046,081       (750,365)

  Sale of Stock.......................       122,600       1,226             -           -        243,974              -
  Net Loss............................             -           -             -           -              -       (398,389)
                                         -----------  -----------    ---------  ----------     ----------    -----------

Balance, December 31, 1996............     1,877,600      18,776             -           -      1,290,055     (1,148,754)

  Sale of Stock.......................       162,750       1,628             -           -        323,873              -
  Net Loss............................             -           -             -           -              -     (1,150,160)
                                         -----------  -----------    ---------  ----------     ----------    -----------

Balance, December 31,1997.............     2,040,350      20,404             -           -      1,613,928     (2,298,914)

  Sale of Stock.......................         2,500          25         4,968       4,968        596,127              -
  Conversion of Preferred Stock.......       298,060       2,980        (4,968)     (4,968)         1,987              -
  Reverse Stock Split.................    (1,440,910)    (14,409)            -           -         14,409              -
  Net Loss ...........................             -           -             -           -              -       (671,330)
                                         -----------  -----------    ---------  ----------     ----------    -----------

Balance, December 31, 1998............       900,000       9,000             -           -      2,226,451     (2,970,244)

  Sale of Stock.......................       300,000       3,000             -           -        474,619              -
  Net Loss............................             -           -             -           -              -       (793,505)
                                         -----------  -----------    ---------  ----------     ----------    -----------

Balance, December 31, 1999............     1,200,000      12,000             -           -      2,701,070     (3,763,749)

  Sale of Stock.......................     1,150,000      11,500             -           -      5,665,004              -
  Net Loss............................             -           -             -           -              -       (367,836)
                                         -----------  -----------    ---------  ----------     ----------    -----------

Balance, June 30, 2000................     2,350,000  $   23,500             -  $        -     $8,366,074    $(4,131,585)
                                         ===========  ===========    =========  ==========     ==========    ===========

            See Accompanying Notes to Condensed Financial Statements


                         PRECIS SMART CARD SYSTEMS, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                       CONDENSED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)


                                                                                                       INCEPTION
                                                                         FOR THE SIX MONTHS ENDED    (APRIL 1994)
                                                                                JUNE 30,                  TO
                                                                      ---------------------------       JUNE 30,
                                                                         2000            1999            2000
                                                                      -----------     -----------    ------------
Cash Flows from Operating Activities
   Net Loss........................................................   $ (367,836)      $(448,741)    $(4,131,585)
   Adjustments to Reconcile Net Loss to Net Cash Used
     by Operating Activities:
       Depreciation................................................            -          56,992         330,072
       (Increase) Decrease:
         Inventory.................................................      (17,601)              -         (17,601)
         Gain on Disposition of Assets.............................            -               -           3,488
         Other Assets..............................................      (30,000)              -         (30,000)
       Increase (Decrease):
         Accounts Payable..........................................     (410,352)         58,850          32,722
         Accrued Liabilities.......................................     (117,520)         51,875          10,316
                                                                      -----------     -----------    ------------

           Net Cash Used by Operating Activities...................     (943,309)       (281,024)     (3,802,588)
                                                                      -----------     -----------    ------------
Cash Flows from Investing Activities
   Purchase of Property and Equipment..............................            -          (7,836)       (333,560)
                                                                      -----------     -----------    ------------

     Net Cash Used by Investing Activities.........................            -          (7,836)       (333,560)
                                                                      -----------     -----------    ------------

Cash Flows from Financing Activities
   Sale of Stock...................................................    5,823,932         477,194       8,389,574
   Decrease in Book Overdraft......................................            -         (27,513)              -
   Payments on Short-Term Debt.....................................     (329,643)              -        (329,643)
   Payments on Long-Term Debt......................................     (311,148)        (22,827)     (1,073,913)
   Proceeds from Short-Term Debt                                               -         226,643         329,643
   Proceeds from Long-Term Debt....................................            -               -       1,081,857
                                                                      -----------     -----------    ------------

     Net Cash Provided by Financing Activities.....................    5,183,141         653,497       8,397,518
                                                                      -----------     -----------    ------------

Net Change in Cash.................................................    4,239,832         364,637       4,261,370
Cash at Beginning of Period........................................       21,538               -               -
                                                                      -----------     -----------    ------------

Cash at End of Period..............................................   $4,261,370      $  364,637     $ 4,261,370
                                                                      ===========     ===========    ============




            See Accompanying Notes to Condensed Financial Statements

                         PRECIS SMART CARD SYSTEMS, INC.
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)


Note 1 - Interim Financial Information

         The accompanying condensed financial statements are unaudited, but include all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position at such dates and of the operations and cash flows for the periods then ended. The financial information is presented in a condensed format, and it does not include all of the footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles. Operating results for the period ended June 30, 2000 are not necessarily indicative of results that may be expected for the entire year. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and reported amounts of revenue and expenses during the reporting period. Actual results could differ materially from such assumptions and estimates. The accompanying financial statements and related footnotes should be read in conjunction with the Company's audited financial statements, included in its December 31, 1999 Form 10-KSB filed with the Securities and Exchange Commission.

Note 2 - Capital Structure

         During February 2000, the Company completed an initial public offering of 1,150,000 shares of common stock and received net proceeds of approximately $5,675,000.

Note 3 - Contingencies

         In connection with the Company's initial public offering, the Company agreed to sell to the underwriter warrants exercisable for the purchase of 100,000 shares of common stock for $9.00 per share during a five-year period. The holders of these warrants have the right, until February 8, 2007 to include such warrants and the underlying shares of common stock in any registration statement or amendment to a registration statement of the Company at no expense to such holders.

Note 4 - Proposed Merger

         On March 21, 2000, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") to acquire Foresight, Inc. ("Foresight") through a merger transaction. The merger is subject to, among other conditions, approval of the Company's shareholders. It is anticipated that the merger will be completed before December 31, 2000 and that it will be accounted for as a purchase. The Merger Agreement provides that on the effective date of the merger, the Company will issue 500,000 shares of its common stock and 166,667 shares of preferred stock for Foresight. Additional shares of common stock are issuable based on earnings levels of the Company for the years 2000 through 2002. Following the merger, the Company's Board of Directors will be limited to seven with three designated by Foresight shareholders. The Company is related to Foresight because one Foresight shareholder is the chief financial officer of the Company.

         Also, in connection with this merger, the Company granted Barron Chase Securities, Inc. stock options exercisable for the purchase of 200,000 shares of common stock for $9.37 per share. The options are exercisable through June 30, 2003.


                                     PRECIS SMART CARD SYSTEMS, INC.
                               UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                              JUNE 30, 2000



                                                       PRECIS SMART
                                                       CARD SYSTEMS,                      PRO FORMA       PRO FORMA
                                                           INC.        FORESIGHT, INC.   ADJUSTMENTS       COMBINED
                                                       ------------    ---------------   -----------     ----------

                      ASSETS
Current Assets:
   Cash............................................    $  4,261,370    $       270,666   $         -     $4,532,036
   Accounts Receivable.............................               -            759,231             -        759,231
   Inventory.......................................          17,601                  -             -         17,601
   Income Taxes Receivable.........................               -             38,458             -         38,458
   Other...........................................               -             16,280             -         16,280
                                                       ------------    ---------------   -----------     ----------
     Total Current Assets..........................       4,278,971          1,084,635             -      5,363,606
                                                       ------------    ---------------   -----------     ----------

Property and Equipment.............................         329,913            191,050             -        520,963
   Less Accumulated Depreciation...................        (329,913)           (94,413)            -       (424,326)
                                                       ------------    ---------------   -----------     ----------

     Total Property and Equipment..................               -             96,637             -         96,637

Other Assets.......................................          30,000             49,187             -         79,187
Goodwill, net of Accumulated Amortization..........               -                  -     3,649,508 (a)  3,649,508
                                                       ------------    ---------------   -----------     ----------
Total Assets.......................................    $  4,308,971    $     1,230,459   $ 3,649,508     $9,188,938
                                                       ============    ===============   ===========     ==========


           LIABILITIES AND STOCKHOLDERS'
                 EQUITY (DEFICIT)

Current Liabilities:
   Accounts Payable................................    $     32,722    $     1,058,590   $         -     $1,091,312
   Accrued Liabilities.............................          10,316             32,377             -         42,693
   Current Portion of Capital Leases...............           7,944                  -             -          7,944
                                                       ------------    ---------------   -----------     ----------

     Total Current Liabilities.....................          50,982          1,090,967             -      1,141,949

Income Taxes Payable...............................               -             39,000             -         39,000
                                                       ------------    ---------------   -----------     ----------

     Total Liabilities.............................          50,982          1,129,967             -      1,180,949
                                                       ------------    ---------------   -----------     ----------

Stockholders' Equity (Deficit):
   Preferred Stock.................................               -                  -     2,000,000 (a)  2,000,000
                                                                                                (500)(a)
   Common Stock....................................          23,500                500         5,000 (a)     28,500
   Additional Paid-In Capital......................       8,366,074                  -     1,745,000 (a) 10,111,074
   Retained Earnings (Deficit).....................      (4,131,585)            99,992       (99,992)(a) (4,131,585)
                                                       ------------    ---------------   -----------     ----------
     Total Stockholders' Equity (Deficit)..........       4,257,989            100,492     3,649,508      8,007,989
                                                       ------------    ---------------   -----------     ----------

Total Liabilities and Stockholders'
   Equity (Deficit)................................    $  4,308,971    $     1,230,459   $ 3,649,508     $9,188,938
                                                       ============    ===============   ===========     ==========



 The accompanying notes are an integral part of these pro forma financial statements.

                         PRECIS SMART CARD SYSTEMS, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000



                                                      PRECIS SMART
                                                           CARD                         PRO FORMA         PRO FORMA
                                                      SYSTEMS, INC.  FORESIGHT, INC.   ADJUSTMENTS         COMBINED
                                                      -------------  ---------------   -----------       ----------
Product and Service Revenues.......................   $           -  $     3,617,492   $         -       $3,617,492
                                                      -------------  ---------------   -----------       ----------

Operating Expenses:
   Product Deployment and Research and
     Development...................................         113,233        2,287,622             -        2,400,855
   Sales and Marketing.............................          87,587          385,829             -          472,876
   General and Administrative......................         234,800          762,558       121,651 (a)    1,119,009
                                                      -------------  ---------------   -----------       ----------

     Total Operating Expenses......................         435,620        3,436,009       121,651        3,992,740
                                                      -------------  ---------------   -----------       ----------

Operating Income (Loss)............................        (435,620)         181,483      (121,651)        (375,248)
                                                      -------------  ---------------   -----------       ----------


Other Expense (Income):
   Interest Expense................................          23,644               50             -           23,694
   Interest Income.................................         (91,428)          (6,375)            -          (97,803)
                                                      -------------  ---------------   -----------       ----------

                                                            (67,784)          (6,325)            -          (74,109)
                                                      -------------  ---------------   -----------       ----------

Income (Loss) Before Income Taxes..................        (367,836)         187,808      (121,651)        (301,139)
(Provision) Benefit for Income Taxes...............               -          (42,000)       42,000 (b)            -
                                                      -------------  ---------------   -----------       ----------

Net Income (Loss)..................................        (367,836)         145,808       (79,651)        (301,139)

Preferred Dividend Requirements....................               -                -       120,000 (c)      120,000
                                                      -------------  ---------------   -----------       ----------

Net Income (Loss) Available
    to Common Shareholders.........................   $    (367,836) $       145,808   $  (199,651)      $ (421,139)
                                                      =============  ===============   ===========       ==========

Net Loss Per Share.................................   $       (0.17)                                     $    (0.16)
                                                      =============                                      ==========

Weighted Average Number
     of Common Shares Outstanding..................       2,158,000                                       2,658,000
                                                      =============                                      ==========



 The accompanying notes are an integral part of these pro forma financial statements.


                                        PRECIS SMART CARD SYSTEMS, INC.
                             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                     FOR THE YEAR ENDED DECEMBER 31, 1999



                                                      PRECIS SMART
                                                          CARD                          PRO FORMA         PRO FORMA
                                                      SYSTEMS, INC.  FORESIGHT, INC.   ADJUSTMENTS        COMBINED
                                                      -------------  ---------------   -----------       ----------
Product and Service Revenues.......................   $      63,060  $     6,635,390   $         -       $6,698,450
                                                      -------------  ---------------   -----------       ----------


Operating Expenses:
     Product Deployment and Research
           and Development.........................         230,828        4,249,225             -        4,480,053
     Sales and Marketing...........................         163,712          677,702                        841,414
     General and Administrative....................         382,764        1,259,099       243,301 (a)    1,885,164
                                                      -------------  ---------------   -----------       ----------

          Total Operating Expenses.................         777,304        6,186,026       243,301        7,206,631
                                                      -------------  ---------------   -----------       ----------

Operating Income (Loss)............................        (714,244)         449,364      (243,301)        (508,181)
                                                      -------------  ---------------   -----------       ----------

Other Expense (Income):
     Interest Expense..............................          79,261                -             -           79,261
     Interest Income...............................               -           (1,740)            -           (1,740)
                                                      -------------  ---------------   -----------       ----------

                                                             79,261           (1,740)            -           77,521
                                                      -------------  ---------------   -----------       ----------

Income (Loss) Before Income Taxes..................        (793,505)         451,104      (243,301)        (585,702)
(Provision) Benefit for Income Taxes...............               -         (150,000)      150,000 (b)            -
                                                      -------------  ---------------   -----------       ----------

Net Income (Loss)..................................        (793,505)         301,104       (93,301)        (585,702)

Preferred Dividend Requirements....................               -                -       240,000 (c)      240,000
                                                      -------------  ---------------   -----------       ----------

Net Income (Loss) Available
    to Common Shareholders.........................   $    (793,505) $       301,104   $  (333,301)      $ (825,702)
                                                      =============  ===============   ===========       ==========

Net Loss per Common Share..........................   $       (0.66)                                     $    (0.49)
                                                      =============                                      ==========

Weighted Average Number
     of Common Shares Outstanding..................       1,200,000                                       1,700,000
                                                      =============                                      ==========




 The accompanying notes are an integral part of these pro forma financial statements.

                         PRECIS SMART CARD SYSTEMS, INC.
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Note 1 - Basis for Presentation

The pro forma combined balance sheet and statements of operations present the pro forma effects of the proposed merger of Precis-Foresight Acquisition, Inc. ("Merger Sub"), a wholly-owned subsidiary of Precis Smart Card Systems, Inc. ("Precis"), with Foresight, Inc., an Oklahoma corporation ("Foresight") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and among Precis, Merger Sub and Foresight dated March 21, 2000 (the "Foresight Merger"). The Foresight Merger will be accounted for under the purchase method of accounting, and, as a result of this merger, Foresight will become a wholly-owned subsidiary of Precis. Foresight is a provider of membership service programs. Membership service programs offer selected products and services from a variety of vendors intended to enhance the existing relationships between businesses and consumers.


The merger is subject to, among other conditions, approval of Precis' shareholders. The Merger Agreement provides that on the effective date of the merger, Precis will issue and deliver 500,000 shares of its common stock and 166,667 shares of its Series A Convertible Preferred Stock having a stated value of $12.00 per share, providing annual cumulative dividends of $1.44 per share, payable quarterly, and permitting each share to be converted, at the holder's option, into one share of Precis common stock. In addition, Precis will issue to the former shareholders of Foresight one share of its common stock for each dollar of the greater of Precis' and Foresight's combined or consolidated income before income tax expense during 2000, 2001, 2002 or 2003, less the 500,000 shares of our common stock previously delivered at closing. Any additional common shares issued following completion of the Foresight Merger will be recorded as additional goodwill at their current fair value on the date of issuance as additional cost of the Foresight Merger. The additional recorded goodwill will be amortized over the remaining life of the goodwill. Furthermore, Precis granted Barron Chase Securities, Inc. stock options exercisable for the purchase of 200,000 shares of common stock for $9.37 per share. The options are exercisable through June 30, 2003. These options were granted for the investment banking financial services and consulting advice provided by Barron Chase Securities in structuring the merger.


The accompanying unaudited pro forma financial statements are presented assuming the Foresight Merger occurred or was consummated as of June 30, 2000, the date of the balance sheet, or on January 1, 1999, the first day of the year ended December 31, 1999, the period presented. The information presented for Precis and Foresight as of and for the six months ended June 30, 2000, is derived from the unaudited financial statements of Precis and Foresight as of such date and for such period. The information presented for Precis and Foresight for the year ended December 31, 1999, is derived from the audited financial statements of Precis and Foresight as of such date and for such period.

The pro forma financial information presented in the unaudited pro forma combined financial statements is not necessarily indicative of the financial position or results of operations that would have been achieved had the operations been those of a single consolidated corporate entity. The results of operations presented in the unaudited pro forma statements of operations are not necessarily indicative of the combined results of future operations of Precis following consummation of the Foresight Merger.

Note 2 - Pro Forma Adjustments

The accompanying unaudited pro forma combined financial statements have been adjusted to record and give effect to the Foresight Merger as follows:

         (a) The purchase of Foresight and resulting goodwill. The consideration given to the shareholders of Foresight was valued as follows: the $2,000,000 of preferred stock was valued at par; the 500,000 shares of common stock has been valued at the July 31, 2000 closing price of $3.50 per share. The resulting $3,649,508 of goodwill will be amortized over 15 years and is attributable to Foresight's

                           PRECIS SMART CARD SYSTEMS, INC.
        NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS (CONCLUDED)

                  customer contracts, customer list, product development and vendor network. The market price of our common stock has been volatile since commencement of trading in February 2000. Our historical financial statements will reflect the value of the consideration for the merger and the resulting goodwill as of the closing date of the merger. For each one dollar ($1) change in our market price from the amount assumed in this pro forma presentation and the actual market price as of the closing date of the merger, our goodwill and stockholders' equity will increase or decrease by $500,000 and the annual amortization expense will increase or decrease by $33,333.

         (b) The provision for income taxes has been applicable to Foresight has been eliminated to reflect the benefit that will be realized from the consolidation of Precis and Foresight.

         (c) The 166,667 shares of preferred stock issued in conjunction with the merger have an annual cumulative dividend rate of $1.44 per share.

Note 3 - Goodwill


Goodwill recorded in connection with the Foresight Merger will be amortized on a straight-line basis over 15 years. The selection of a 15-year amortization period considers the nature of Foresight's business, the products and services provided by Foresight and the contractual relationships and arrangements with Foresight's clients. Foresight has been in continuous operation for approximately 14 years. Although clients have the right to terminate their contractual relationship with Foresight, because of the marketing organization that Foresight has developed over its 14 years of operations, historically terminating clients have been replaced with new clients. In acquiring Foresight, the intent is not to acquire individual clients, but to acquire the employee organization and management responsible for obtaining and maintaining clients. Precis will continually review whether events and circumstances have occurred that indicate the remaining estimated useful life of goodwill warrants revision or that the remaining unamortized balance of goodwill is not recoverable. When factors, such as operating losses, loss of customers, or changes in the membership services industry, if present, indicate that goodwill should be evaluated for possible impairment, Precis will use an estimate of the related undiscounted net income over the remaining life of the goodwill in measuring whether the goodwill is recoverable. Although management believes that goodwill will be recoverable over the respective remaining amortization periods, it is possible, due to a change in circumstances, that the carrying value of goodwill could become impaired in the future. Such impairment could have a material effect on the results of operations in a particular reporting period.


Note 4 - Earnings Per Share

Pro forma loss per common share has been computed based upon the weighted average number of common shares outstanding during the six months ended June 30, 2000 and year ended December 31, 1999, respectively. Outstanding warrants are not included in the weighted average shares outstanding for the periods because their effect on earnings per share calculations is anti-dilutive.

Note 5 - Segment Reporting

The operations of Precis are significantly different from those of Foresight. Therefore, if the proposed merger is completed, Precis will provide segment disclosure as required by Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information."

                                                                     APPENDIX A



                          AGREEMENT AND PLAN OF MERGER


                  AGREEMENT AND PLAN OF MERGER, dated as of March 21, 2000 (this "AGREEMENT"), among PRECIS SMART CARD SYSTEMS, INC., an Oklahoma corporation ("PARENT"), PRECIS-FORESIGHT ACQUISITION, INC., an Oklahoma corporation and a wholly-owned subsidiary of Parent ("MERGER SUB"), FORESIGHT, INC., an Oklahoma corporation (the "COMPANY"), and the sole shareholders of the Company, namely Paul A. Kruger and Mark R. Kidd (the "COMPANY
SHAREHOLDERS").

                              W I T N E S S E T H:

                  WHEREAS, the Boards of Directors of Parent, Merger Sub and the Company have each determined that it is advisable and in the best interests of their respective shareholders for Parent to cause the Company to merge with and into Merger Sub upon the terms and subject to the conditions set forth herein;

                  WHEREAS, in furtherance of such combination, the Boards of Directors of Parent, Merger Sub and the Company and the Company Shareholders and the Parent as the sole shareholder of Merger Sub have each approved (as evidenced by their execution of this Agreement) the merger (the "MERGER") of the Company with and into Merger Sub in accordance with the applicable provisions of the Oklahoma General Corporation Act (the "OGCA"), and upon the terms and subject to the conditions set forth in this Agreement;

                  WHEREAS, Parent, Merger Sub and the Company intend, by approving resolutions authorizing this Agreement, to adopt this Agreement as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "CODE"), and the regulations promulgated thereunder;

                  WHEREAS, Parent, Merger Sub and the Company intend that the Merger be accounted for as a purchase acquisition of the Company by Parent under the purchase method of accounting for financial reporting purposes; and

                  WHEREAS, pursuant to the Merger, each outstanding share (each, a "COMMON SHARE") of the Company's Common Stock, par value $1.00 per share (the "COMPANY COMMON STOCK"), shall be converted into the right to receive the Merger Consideration (as defined in Section 1.7(b)), upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:

                                    ARTICLE I

                                   THE MERGER


                  SECTION 1.1 THE MERGER. (a) EFFECTIVE TIME. At the Effective Time (as defined in Section 1.2), and subject to and upon the terms and conditions of this Agreement and the OGCA, the Company shall be merged with and into Merger Sub, the separate corporate existence of the Company shall cease, and Merger Sub shall continue as the surviving corporation. Merger Sub as the surviving corporation after the Merger is hereinafter sometimes referred to as the "SURVIVING CORPORATION."

                  (b) CLOSING. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 7.1 and subject to the satisfaction or waiver of the conditions set forth in Article VI, the consummation of the Merger will take place as promptly as practicable (and in any event within two business days) after satisfaction or waiver of the conditions set forth in Article VI at the offices of Dunn Swan & Cunningham, 2800 Oklahoma Tower, 210 Park Avenue, Oklahoma City, Oklahoma (the "CLOSING"), unless another date, time or place is agreed to in writing by the parties hereto.

                  SECTION 1.2 EFFECTIVE TIME. As promptly as practicable after the satisfaction or waiver of the conditions set forth in Article VI, the parties hereto shall cause the Merger to be consummated by filing a certificate of merger as contemplated by the OGCA (the "CERTIFICATE OF MERGER"), together with any required related certificates, with the Secretary of State of the State of Oklahoma, in such form as required by, and executed in accordance with the relevant provisions of, the OGCA (the time of such filing being the "EFFECTIVE TIME").

                  SECTION 1.3 EFFECT OF THE MERGER. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of the OGCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

                  SECTION 1.4 CERTIFICATE OF INCORPORATION; BY-LAWS. (a) CERTIFICATE OF INCORPORATION. The Certificate of Merger shall provide for amendment of the Certificate of Incorporation of the Surviving Corporation to change the name of the Surviving Corporation to "Foresight, Inc." In all other respects, the Certificate of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by the OGCA and such Certificate of Incorporation.

                  (b) BYLAWS. The Bylaws of the Company, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended as provided by the OGCA, the Certificate of Incorporation of the Surviving Corporation and such Bylaws.

                  SECTION 1.5 DIRECTORS AND OFFICERS. The directors of the Company immediately prior to the Effective Time shall become the directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified. Furthermore, from and after the Effective Time and until completion of the issuance and delivery of the Contingent Shares to which the Company Shareholders are entitled to receive pursuant to Section 1.6(a), Paul A. Kruger, John Simonelli and Mark R. Kidd (the "COMPANY DESIGNEES") shall serve as directors of Parent and the Board of Directors of Parent shall be comprised of no more than seven members, unless at least two of the Company Designees otherwise agree. In the event of the resignation or death of any of the Company Designees, a person designated by Paul A. Kruger (or his successors in interest if he shall be deceased) shall be named as a director of Parent to fill the vacancy created by such resignation or death. In addition, subsequent to the

Effective Time, Parent or the Surviving Corporation and each of Paul A. Kruger and Mark R. Kidd shall enter into an employment agreement providing for employee compensation and benefits similar to the employee compensation and benefits being received by each of Messrs. Kruger and Kidd from the Company immediately prior to the Effective Time.


                  SECTION 1.6 EFFECT ON CAPITAL STOCK. At the Effective Time, by virtue of the Merger and without any action on the part of the Parent, Merger Sub, the Company or the holders of any of the following securities:

                  (a) CONVERSION OF SECURITIES. (i) The outstanding Common Shares shall be exchanged, in the aggregate, for the following number of shares of Parent Common Stock to be delivered as follows:

                          (A) At Closing , Parent shall issue and deliver (i)
                  to Paul A. Kruger 166,667 shares of Parent's Series A Convertible Preferred Stock ( the "PARENT PREFERRED STOCK") and (ii) to the Company Shareholders 500,000 shares of Parent Common Stock, of which 90 percent of the shares of Parent Common Stock shall be issued and delivered to Paul A. Kruger and 10 percent of the shares of Parent Common Stock shall be issued and delivered to Mark R. Kidd; provided, however, that in the event the net income before income tax expense of the Company for the year ended December 31, 1999 as reflected in the audited statement of income of the Company ("COMPANY 1999 NET INCOME BEFORE INCOME TAXES"), is less than $450,000, the 500,000 shares of Parent Common Stock delivered at Closing to the Company Shareholders shall be reduced by one share for each $1.00 increment that Company 1999 Net Income Before Income Taxes is less than $500,000. For purposes of the following subparagraphs (B), (C), and (D), the term "Company 1999 Base Income" shall mean the lesser of (i) the number of shares of Parent Common Stock issued at the Closing multiplied by $1.00 or (ii) $500,000.

                          (B) Parent shall issue and deliver to the Company
                  Shareholders one share of Parent Common Stock for each $1.00 that Consolidated Adjusted Income Before Taxes of Parent for the year ended December 31, 2000, assuming the Merger occurred on January 1, 2000, plus the loss of Parent during the period commencing January 1, 2000, and ending on the Effective Date, exceeds Company 1999 Base Income.

                          (C) Parent shall issue and deliver to the Company
                  Shareholders one share of Parent Common Stock for each $1.00 that Consolidated Adjusted Income Before Taxes of Parent for the year ended December 31, 2001, exceeds the greater of (i) Company 1999 Base Income or (ii) Consolidated Adjusted Income Before Taxes of Parent for the year ended December 31, 2000, assuming the Merger occurred on January 1, 2000, plus the loss of Parent during the period commencing January 1, 2000, and ending on the Effective Date.

                          (D) Parent shall issue and deliver to the Company
                  Shareholders one share of Parent Common Stock for each $1.00 that Consolidated Adjusted Income Before Taxes of Parent for the year ended December 31, 2002, exceeds greater of (i) Company 1999 Base Income or (ii) Consolidated Adjusted Income Before Taxes of Parent for the year ended December 31, 2000, assuming the Merger occurred on January 1, 2000, plus the loss of Parent during the period commencing January 1, 2000, and ending on the Effective Date, or (iii) Consolidated Adjusted Income Before Taxes of Parent for the years ended December 31, 2001.

For purposes of this Agreement, "CONSOLIDATED ADJUSTED INCOME BEFORE TAXES" shall mean the net income before income tax expense for the applicable fiscal year (determined in accordance with generally accepted accounting principles for financial reporting purposes under the rules and regulations of the U.S. Securities and Exchange Commission), plus the amount of amortization during the fiscal year attributable to the acquisition of the Company by Parent pursuant to this Agreement. Furthermore, any shares of Parent Common Stock to be issued and delivered to the

Company Shareholders pursuant to Section 1.6(a), other than those shares of Parent Common Stock issued and delivered at Closing, are referred to herein as the "CONTINGENT SHARES."

         As soon as reasonably practical following the determination of Consolidated Adjusted Income Before Income Taxes of Parent for each of the years ended December 31, 2000, 2001 and 2002, any issuances and deliveries of the Parent Common Stock pursuant to this Section 1.6(a) and not made at Closing, shall be made as soon as reasonably practicable following the applicable determination. Provided, however, the Contingent Shares shall be issued and delivered to the Company Shareholders in accordance with the separate agreement to be executed and delivered simultaneously with this Agreement between Parent and the Company Shareholders. All shares of Parent Common Stock and Parent Preferred Stock shall be issued and distributed to the Company Shareholders pursuant to Section 1.6(a) shall be fully paid and non-assessable shares, subject to adjustment pursuant to Section 1.6(e).

         The number of shares of Parent Common Stock and Parent Preferred Stock into which each outstanding Common Share is converted pursuant to this
Section 1.6(a) is referred to herein as the "EXCHANGE RATIO."

                  (b) CANCELLATION. Each Common Share held in the treasury of the Company and each Common Share owned by Parent, Merger Sub or any direct or indirect wholly-owned subsidiary of the Company or Parent immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, be canceled and retired without payment of any consideration therefor and cease to exist.

                  (c) ASSUMPTION OF OUTSTANDING STOCK OPTIONS AND WARRANTS. Omitted.

                  (d)     CAPITAL STOCK OF MERGER SUB.  Omitted.

                  (e) ADJUSTMENTS TO EXCHANGE RATIO. The Exchange Ratio shall be appropriately adjusted to reflect fully the effect of any stock split, reverse split or stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock), with respect to Parent Common Stock having a record date after the date hereof and prior to the Effective Time.

                  SECTION 1.7 EXCHANGE OF CERTIFICATES. (a) EXCHANGE AGENT. Parent shall instruct UMB Bank, N.A., its transfer agent and registrar of Parent Common Stock (the "EXCHANGE AGENT"), to reserve and set aside for the benefit of the Company Shareholders for exchange in accordance with this
Section 1.7, through the Exchange Agent, certificates evidencing the shares of Parent Common Stock and Parent Preferred Stock, as applicable into which the outstanding Common Shares and Preferred Shares, as applicable, have been converted pursuant to Section 1.6(a) in exchange for outstanding Common Shares and Preferred Shares.

                  (b) EXCHANGE PROCEDURES. As soon as reasonably practicable after the Effective Time, Parent will instruct the Exchange Agent to mail to each holder of record of the certificates evidencing and representing the Common Stock and Preferred Stock (the "CERTIFICATES") (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Parent may reasonably specify), and (ii) instructions to effect the surrender of the Certificates in exchange for the certificates evidencing shares of Parent Common Stock or the Parent Preferred Stock, as applicable. Upon surrender of a Certificate for cancellation to the Exchange Agent together with such letter of transmittal, duly executed, and such other customary documents as may be required pursuant to such instructions, the Company Shareholders shall be entitled to receive in exchange therefor (A) certificates evidencing that number of whole shares of Parent Common Stock or the Parent Preferred Stock, as applicable which the Company Shareholders has the right to receive in accordance with the Exchange Ratio in respect of the Common Shares or Preferred Shares, as applicable, formerly evidenced by such Certificate, (B) any dividends or other distributions to which such holder is entitled pursuant to Section 1.7(c), and
(C), if applicable, Contingent Shares, in each case without any interest thereon (the shares of Parent Common Stock, Parent Preferred Stock and

Contingent Shares being, collectively, the "MERGER CONSIDERATION"), and the Certificate so surrendered shall forthwith be canceled.

                  (c) DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES. No dividends or other distributions declared or made after the Effective Time with respect to shares of Parent Common Stock or Parent Preferred Stock, as applicable, payable to shareholders of record as of a date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock or Parent Preferred Stock they are entitled to receive pursuant to the provisions hereof until the holder of such Certificate shall surrender such Certificate pursuant to Section 1.7(b). Subject to applicable law, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of Parent Common Stock or Parent Preferred Stock, as applicable, issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions payable to shareholders of record as of a date after the Effective Time and theretofore paid with respect to such whole shares of Parent Common Stock or Parent Preferred Stock, as applicable.

                  (d) TRANSFERS OF OWNERSHIP. If any certificate for shares of Parent Common Stock or Parent Preferred Stock, as applicable, is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the Person requesting such exchange will have paid to Parent or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of Parent Common Stock or Parent Preferred Stock, as applicable, in any name other than that of the registered holder of the certificate surrendered, or established to the satisfaction of Parent or any agent designated by it that such tax has been paid or is not payable.

                  (e) NO LIABILITY. Neither Parent, Merger Sub nor the Company shall be liable to any holder of Company Common Stock for any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

                  (f) WITHHOLDING RIGHTS. Parent or the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of Company Common Stock, such amounts as Parent or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Parent or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares in respect of which such deduction and withholding was made by Parent or the Exchange Agent.

                  SECTION 1.8.  DISSENTING SHARES.  Omitted.

                  SECTION 1.9 STOCK TRANSFER BOOKS. At the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers of the Company Common Stock thereafter on the records of the Company.

                  SECTION 1.10 NO FURTHER OWNERSHIP RIGHTS IN COMPANY CAPITAL STOCK. The Merger Consideration delivered upon the surrender for exchange of Common Shares or Preferred Shares, as applicable, in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such Common Shares or Preferred Shares, as applicable, and there shall be no further registration of transfers on the records of the Surviving Corporation of such Common Shares or Preferred Shares, as applicable, which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

                  SECTION 1.11 LOST, STOLEN OR DESTROYED CERTIFICATES. In the event any Certificate shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificate, upon the making of an affidavit of that fact by the holder thereof, such shares of Parent Common Stock or Parent Preferred Stock as may be required pursuant to
Section 1.7; provided, however, that Parent may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificate to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Parent or the Exchange Agent with respect to the Certificate alleged to have been lost, stolen or destroyed.

                  SECTION 1.12 TAXES. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of
Section 368 of the Code. The parties hereto hereby adopt this Agreement as a "plan of reorganization" within the meaning of sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

                  SECTION 1.13 TAKING OF NECESSARY ACTION; FURTHER ACTION. Each of Parent, Merger Sub and the Company will take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger in accordance with this Agreement as promptly as possible. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the officers and directors of the Company and Merger Sub immediately prior to the Effective Time are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.

                  SECTION 1.14 MATERIAL ADVERSE EFFECT. When used in connection with the Company or any of its subsidiaries or Parent or any of its subsidiaries, as the case may be, the term "MATERIAL ADVERSE EFFECT" means any change, effect or circumstance that, individually or when taken together with all other such changes, effects or circumstances that have occurred prior to the date of determination of the occurrence of the Material Adverse Effect, is or is reasonably likely to be materially adverse to the business, operations, assets (including intangible assets), condition (financial or otherwise), liabilities or results of operations of the Company and its subsidiaries or Parent and its subsidiaries, as the case may be, in each case taken as a whole.

                  SECTION 1.15 INVESTMENT INTENT. The Company Shareholders represents to Parent and its officers and directors that the Parent Common Stock and Parent Preferred Stock, as applicable, that may be issued to such Company Shareholders pursuant to Section 1.6, at the time of issuance, will be acquired by such Company Shareholders for investment purposes only without the intent to resell such Parent Common Stock and Parent Preferred Stock, as applicable, and will not be transferred except pursuant to registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the applicable state securities laws unless pursuant to exemption from registration under such acts. Each of the Company Shareholders hereby acknowledges that the Parent Common Stock or Parent Preferred Stock, as applicable, that may be issued to such Company Shareholder pursuant to Section
1.6 will be issued pursuant to exemption from registration under the Securities Act and the applicable state securities laws and the certificates evidencing the such Parent Common Stock or Parent Preferred Stock, as applicable, will bear appropriate restrictive transfer legends as required pursuant to the Securities Act and the applicable state securities laws.

                  SECTION 1.16 COMPANY SHAREHOLDERS APPROVAL. Each of the Company Shareholders hereby covenants and agrees that he has read and has been fully advised by legal counsel as to the meaning and effect of this Agreement and the transactions to be effected by this Agreement, and that he hereby approves this Agreement and the transactions contemplated in this Agreement. By execution of this Agreement, (i) each of the Company Shareholders hereby votes all of the issued and outstanding shares of the Company Common Stock in favor of approval of this Agreement and the transactions contemplated in this Agreement and (ii) each of the Company Shareholders hereby consents to all corporate action required to consummate the transactions contemplated in this Agreement without the necessity for a meeting of the shareholders of the Company, to the extent and in the event shareholder approval shall be required for approval of this Agreement and the transactions contemplated in and to be effect by this Agreement.

                  SECTION 1.17 STOCK OPTION AMENDMENTS. Parent shall obtain and deliver to the Company amendments or statements of clarification to each agreement governing the Stock Options which state that for purposes of determining the gross revenues of Parent and accordingly the vesting and exercisability of the Stock Options shall be limited to the revenues of either (i) Parent without consolidation with the revenues of the Company or anyone of its subsidiaries or divisions or
(ii) any subsidiaries or divisions of Parent through which the smart card operations of Parent as currently constituted and conducted are subsequently constituted and conducted as a result of any corporate restructuring of Parent and its subsidiaries.

                                 ARTICLE II

                REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company and the Company Shareholders hereby represent and warrant to Parent and Merger Sub that, except as set forth in the written disclosure schedule delivered by the Company to Parent (the "COMPANY DISCLOSURE SCHEDULE"):

                  SECTION 2.1 CORPORATE ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma and has all requisite corporate power and authority to own, operate and lease its properties and assets as and where the same are owned, operated or leased and to conduct its business as it is now being conducted. The Company is in good standing and duly qualified or licensed as a foreign corporation to do business in those jurisdictions listed in Section 2.1 of the Company Disclosure Schedule, such jurisdictions being the only jurisdictions in which the location of the property and assets owned, operated or leased by the Company or the nature of the business conducted by the Company makes such qualification or licensing necessary, except where the failure to be so qualified or licensed could not reasonably be expected to have a Material Adverse Effect. The Company has heretofore delivered to the Parent complete and correct copies of the Company's Certificate of Incorporation and Bylaws, as amended to and as in effect on the date hereof.

                  SECTION 2.2 CAPITALIZATION. (a) The authorized capital stock of the Company consists of 50,000 shares of Company Common Stock, par value $1.00 per share. As of the date hereof, 500 shares of Company Common Stock are issued and outstanding.

                  (b) All outstanding shares of Company Common Stock are validly issued and outstanding, fully paid and non-assessable, and there are no preemptive or similar rights in respect of the Company Common Stock. All outstanding shares of Company Common Stock were issued in compliance with all requirements of all applicable federal and state securities laws.

                  SECTION 2.3 SUBSIDIARIES. There are no entities of which the Company owns 10% or more of the outstanding voting securities or other equity interests, directly or indirectly through one or more intermediaries, by the Company.

                  SECTION 2.4 NO COMMITMENTS TO ISSUE CAPITAL STOCK. There are no outstanding options, warrants, calls, convertible securities or other rights, agreements, commitments or other instruments pursuant to which the Company is or may become obligated to authorize, issue or transfer any shares of its capital stock or any other equity interest. There are no agreements or understandings in effect among any of the stockholders of the Company or with any other Person and by which the Company is bound with respect to the voting, transfer, disposition or registration under the Securities Act of any shares of capital stock of the Company.

                  SECTION 2.5 AUTHORIZATION; EXECUTION AND DELIVERY. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Company, including unanimous approval of this Agreement by the Company Shareholders as evidenced by their execution of this Agreement. This

Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  SECTION 2.6 GOVERNMENTAL APPROVALS AND FILINGS. No approval, authorization, consent, license, clearance or order of, declaration or notification to, or filing or registration with, any governmental or regulatory authority is required in order (a) to permit the Company to consummate the Merger or perform its obligations under this Agreement or (b) to prevent the termination of, or materially and adversely affect, any governmental right, privilege, authority, franchise, license, permit or certificate of the Company or any of its Subsidiaries (collectively "GOVERNMENTAL LICENSES") to enable the Company and its Subsidiaries to own, operate and lease their properties and assets as and where such properties and assets are owned, leased or operated and to provide service and carry on their business as presently provided and conducted, or to prevent any material loss or disadvantage to the Company's business, by reason of the Merger, except for
(i) filing and recording of the Certificate of Merger as required by the OGCA and an Agreement of Merger as required by the OGCA, and (ii) as set forth in
Section 2.6 of the Company Disclosure Schedule.

                  SECTION 2.7 NO CONFLICT. Subject to compliance with the Governmental Licenses described in Section 2.6 of the Company Disclosure Schedule and obtaining the other consents and waivers that are set forth and described in Section 2.7 of the Company Disclosure Schedule (the "PRIVATE CONSENTS"), neither the execution, delivery and performance of this Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby, will (i) conflict with, or result in a breach or violation of, any provision of the Certificate of Incorporation (or similar organizational document) or bylaws of the Company; (ii) conflict with, result in a breach or violation of, give rise to a default, or result in the acceleration of performance, or permit the acceleration of performance, under (whether or not after the giving of notice or lapse of time or both) any Encumbrance, note, bond, indenture, guaranty, lease, license, agreement or other instrument, writ, injunction, order, judgment or decree to which the Company or any of its Subsidiaries or any of their respective properties or assets is a party or is subject; (iii) give rise to a declaration or imposition of any Encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries; or (iv) impair the Company's business or adversely affect any Governmental License necessary to enable the Company to carry on its business as presently conducted, except, in the case of clauses
(ii), (iii) or (iv), for any conflict, breach, violation, default, declaration, imposition or impairment that could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 2.8 SEC FILINGS. The Company does not have a class or securities registered under the Securities Act of 1934, as amended, and does not have any obligation to file forms, reports or other documents with the United States Securities and Exchange Commission under such Act.

                  SECTION 2.9 FINANCIAL STATEMENTS; ABSENCE OF UNDISCLOSED LIABILITIES; RECEIVABLES. (a) The Company has heretofore delivered to Parent complete and correct copies of the following financial statements (the "COMPANY FINANCIAL STATEMENTS"), all of which have been prepared from the books and records of the Company in accordance with generally accepted accounting principles ("GAAP") consistently applied and maintained throughout the periods indicated (except as may be indicated in the notes thereto) and fairly present in all material respects the financial condition of the Company as at their respective dates and the results of the Company's operations and cash flows for the periods covered thereby:

                              (i) unaudited balance sheet (the "COMPANY BALANCE SHEET") of the Company as of December 31, 1999 (the "COMPANY BALANCE SHEET DATE") and statement of income for the year then ended.

Such statement of income does not contain any items of special or nonrecurring revenue or income or any revenue or income not earned in the ordinary course of business, except as expressly specified therein.

                  (b) Except as and to the extent reflected or reserved against on the Company Balance Sheet, the Company did not have, as of the Company Balance Sheet Date, any liabilities, debts or obligations (whether absolute, accrued, contingent or otherwise) of any nature that would be required as of such date to have been included on a balance sheet prepared in accordance with GAAP. Since the Company Balance Sheet Date, the Company had not incurred or suffered to exist any liability, debt or obligation (whether absolute, accrued, contingent or otherwise), except liabilities, debt and obligations incurred in the ordinary course of business, consistent with past practice, none of which will have a Material Adverse Effect. Since the Company Balance Sheet Date, there has been no material adverse change in the business, operations, assets (including intangible assets), condition (financial or otherwise), liabilities or results of operations of the Company, taken as a whole, and no event has occurred which is reasonably likely to cause any such material adverse change.

                  (c) All receivables of the Company (including accounts receivable, loans receivable and advances) which are reflected in the Company Balance Sheet, and all such receivables which have arisen thereafter and prior to the Effective Time, have arisen or will have arisen only from BONA FIDE transactions in the ordinary course of business and shall be fully collectible at the aggregate recorded amounts thereof (except to the extent of appropriate reserves therefor established in accordance with prior practice and GAAP) and are not and will not be subject to defense, counter-claim or offset.

                  SECTION 2.10 CERTAIN OTHER FINANCIAL REPRESENTATIONS. Since the Company Balance Sheet Date, the Company's accounts payable have been accrued and paid in a manner consistent with the Company's prior practice.

                  SECTION 2.11 ABSENCE OF CHANGES. Except as disclosed in the Company Financial Statements or as set forth in Section 2.11 of the Company Disclosure Schedule, since December 31, 1999, the Company has conducted its business only in the ordinary course and the Company has not:

                  (a) amended or otherwise modified its Certificate of Incorporation or Bylaws (or similar organizational document);

                  (b) issued or sold or authorized for issuance or sale, or granted any options or warrants or amended or modified in any respect of any previously granted option or warrant or made other agreements (other than this Agreement) of the type referred to in Section 2.4 with respect to, any shares of its capital stock or any other of its securities, or altered any term of any of its outstanding securities or made any change in its outstanding shares of capital stock or other ownership interests or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise or redeemed, purchased or otherwise acquired any of its or its parent's capital stock or agreed to do any of the foregoing (whether or not legally enforceable);

                  (c) recorded or accrued any item of revenue, except as a result of the provision of services in the ordinary course of business and consistent with prior practice;

                  (d) incurred any indebtedness for borrowed money, entered into any lease that should be capitalized in accordance with GAAP or subjected to any Encumbrance or other restriction any of its properties, business or assets except Encumbrances or other restrictions that could not reasonably be expected to have a Material Adverse Effect;

                  (e) discharged or satisfied any Encumbrance, or paid any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, other than current liabilities shown on the Company's consolidated balance sheet as of December 31, 1999 and current liabilities incurred since that date in the ordinary course of business and consistent with prior practice;

                  (f) sold, transferred, leased to others or otherwise disposed of any material properties or assets or purchased, leased from others or otherwise acquired any material properties or assets except in the ordinary course of business;

                  (g) canceled or compromised any debt or claim or waived or released any right of substantial value;

                  (h) terminated or received any notice of termination of any contract, lease, license or other agreement or any Governmental License, or suffered any damage, destruction or loss (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect;

                  (i) made any change in the rate of compensation, commission, bonus or other remuneration payable, or paid, agreed, or promised (in writing or otherwise) to pay, provide or modify, conditionally or otherwise, any bonus, extra compensation, pension, severance or vacation pay or any other benefit or perquisite of any other kind, to any director, officer, employee, salesman or agent of the Company or any of its Subsidiaries except in the ordinary course of business consistent with prior practice and pursuant to or in accordance with plans disclosed in Section 2.14(a) of the Company Disclosure Schedule that were in effect as of December 31, 1999;

                  (j) made any increase in or commitment (whether or not legally enforceable) to increase or communicated any intention to increase any employee benefits, adopted or made any commitment to adopt any additional employee benefit plan or made any contribution, other than regularly scheduled contributions, to any Employee Benefit Plan (as defined in Section 2.14(a));

                  (k) lost the employment services of a senior manager or other employee of equal or higher ranking;

                  (l) made any loan or advance to any Person other than travel and other similar routine advances in the ordinary course of business consistent with past practice, or acquired any capital stock or other securities of any other corporation or any ownership interest in any other business enterprise;

                  (m) instituted, settled or agreed to settle any material litigation, action or proceeding before any court or governmental body relating to the Company or its properties or assets;

                  (n) entered into any transaction, contract or commitment other than in the ordinary course of business;

                  (o) changed any accounting practices, policies or procedures utilized in the preparation of the Company Financial Statements (including procedures with respect to revenue recognition, payment of accounts payable or collection of accounts receivable); or

                  (p) entered into any agreement or made any commitment to take any of the types of action described in subparagraphs (a) through (o) of this Section 2.11.

                  SECTION 2.12 TAX MATTERS. (a) For purposes of this Agreement, "TAX" or "TAXES" shall mean taxes, fees, levies, duties, tariffs, imposts and governmental impositions or charges of any kind in the nature of (or similar to) taxes, payable to any federal, state, local or foreign taxing authority, including (without limitation) (i) income, franchise, profits, gross receipts, AD VALOREM, net worth, value added, sales, use, service, real or personal property, special assessments, capital stock, license, payroll, withholding, employment, social security, workers' compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premiums, windfall profits, transfer and gains taxes, and (ii) interest, penalties, additional taxes and additions to tax imposed with respect thereto; and "TAX RETURNS" shall mean returns, reports, and information statements with respect to Taxes required to be filed with the Internal Revenue Service (the "IRS") or any other taxing authority, domestic or foreign, including, without limitation, consolidated, combined and unitary tax returns, including returns required in connection with any Employee Benefit Plan (as defined in Section 2.14(a)).

                  (b) The Company represents that, other than as disclosed in Section 2.12(b) of the Company Disclosure Schedule, the Company has timely filed all United States federal income Tax Returns and all other material Tax Returns required to be filed by it. All such Tax Returns are complete and correct in all material respects (except to the extent a reserve has been established as reflected in the Company Balance Sheet). The Company has timely paid and discharged all Taxes due in connection with or with respect to the periods or transactions covered by such Tax Returns and have paid all other Taxes as are due, except such as are being contested in good faith by appropriate proceedings (to the extent that any such proceedings are required), and there are no other Taxes that would be due if asserted by a taxing authority, except with respect to which the Company is maintaining reserves unless the failure to do so could not have a Material Adverse Effect. Except as does not involve or would not result in liability to the Company that could have a Material Adverse Effect, (i) there are no tax liens on any assets of the Company; (ii) the Company has not granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax; (iii) no unpaid (or unreserved) deficiencies for Taxes have been claimed, proposed or assessed by any taxing or other governmental authority with respect to the Company; (iv) there are no pending or threatened audits, investigations or claims for or relating to any liability in respect of Taxes of the Company; and (v) the Company has not requested any extension of time within which to file any currently unfiled Tax Returns. The accruals and reserves for Taxes (including deferred taxes) reflected in the Company Balance Sheet are in all material respects adequate to cover all Taxes accruable through the date thereof (including Taxes being contested) in accordance with GAAP.

                  (c) The Company represents that, other than as disclosed in Section 2.12(c) of the Company Disclosure Schedule and other than with respect to items the inaccuracy of which could not have a Material Adverse
Effect: (i) the Company has not filed or been included in a combined, consolidated or unitary return (or substantial equivalent thereof) of any Person other than the Company; (ii) the Company is not liable for Taxes of any Person other than the Company, or currently under any contractual obligation to indemnify any Person with respect to Taxes, or a party to any tax sharing agreement or any other agreement providing for payments by the Company with respect to Taxes; (iii) the Company is not a party to any joint venture, partnership or other arrangement or contract which could be treated as a partnership for United States federal income tax purposes; (iv) the Company is not a party to any agreement, contract, arrangement or plan that would result (taking into account the transactions contemplated by this Agreement), separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code; (v) the Company is not a "consenting corporation" under Section 341(f) of the Code or any corresponding provision of state, local or foreign law; and (vi) the Company has not made an election or is required to treat any of its assets as owned by another Person for federal income tax purposes or as tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code (or any corresponding provision of state, local or foreign law).

                  SECTION 2.13 RELATIONS WITH EMPLOYEES. (a) Except as set forth in Section 2.13(a) of the Company

Disclosure Schedule:

                          (i)     The Company has satisfactory relationships
with their employees.

                          (ii)    The Company is and has been in compliance
with all applicable laws respecting employment and employment practices, terms and conditions of employment, and wages and hours, including any law, rule or regulation relating to discrimination, fair labor standards and occupational health and safety, wrongful discharge or violation of the personal rights of employees, former employees or prospective employees, and the Company is not or has not engaged in any unfair labor practices, except to the extent a failure to so comply could not, alone or together with any other failure, have a Material Adverse Effect.

                          (iii)   No collective bargaining agreement with
respect to the business of the Company is currently in effect or being negotiated. The Company does not have any obligation to negotiate any such collective bargaining agreement. There are no labor unions representing, purporting to represent or attempting to represent any employee of the Company.

                          (iv)    There are no strikes, slowdowns or work
stoppages pending or, to the best of the knowledge of the Company and each of the Company Shareholders, threatened with respect to the employees of the Company, nor has any such strike, slowdown or work stoppage occurred or, to the best of the knowledge of the Company and each of the Company Shareholders, been threatened. There is no representation claim or petition or complaint pending before the National Labor Relations Board or any state or local labor agency and, to the best of the knowledge of the Company and each of the Company Shareholders, no question concerning representation has been raised or threatened respecting the employees of the Company.

                          (v)     To the best of the knowledge of the Company
and each of the Company Shareholders, no charges with respect to or relating to the business of the Company are pending before the Equal Employment Opportunity Commission, or any state or local agency responsible for the prevention of unlawful employment practices, which could reasonably be expected to have a Material Adverse Effect.

                  (b) Except as set forth in Section 2.13(b) of the Company Disclosure Schedule, the Company is not a contractor or subcontractor with obligations under any federal, state or local government contract.

                  (c) Except as set forth in Section 2.13(c) of the Company Disclosure Schedule, the Company has nor or could not have any material liability, whether absolute or contingent, including any obligations under any of the Employee Benefit Plans described in Section 2.14, with respect to any misclassification of a person as an independent contractor rather than as an employee.

                  (d) Section 2.13(d) of the Company Disclosure Schedule contains a complete and correct list of all employment, management or other consulting agreements with any Persons employed or retained by the Company (including independent consultants), complete and correct copies of which have been delivered to Parent.

                  SECTION 2.14 BENEFIT PLANS. (a) Section 2.14(a) of the Company Disclosure Schedule sets forth each employee benefit plan, policy, program, practice, agreement, understanding, arrangement or commitment (whether written or underwritten) providing compensation, benefits or perquisites of any kind, including executive compensation, deferred compensation, stock ownership, stock purchase, stock option, restricted stock, performance share, bonus and other incentive plans, pension, profit sharing, savings, thrift or retirement plans, employee stock ownership plans, life, health, dental and disability plans, vacation, severance pay, sick leave or dependent care plans, any cafeteria or tuition reimbursement plans and any "employee benefit plans" within the meaning of Section g(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (whether or not subject to ERISA), all employment, severance, golden parachute or similar agreements (individually, an "EMPLOYEE BENEFIT PLAN" and collectively, the "EMPLOYEE BENEFIT PLANS"), currently or within the past six years maintained by, contributed by or with respect to which an obligation to contribute exists on the part of the Company or any of its trades or businesses, whether or not incorporated, which, together with the Company, is treated as a single employer under Section 414 of the Code (collectively, "ERISA AFFILIATES"), or with respect to which the Company or any ERISA Affiliate may have any liability or obligation (direct, indirect, contingent or otherwise) to any employee, former employee, director or former director (or any of their dependents or beneficiaries) of the Company or any of its Subsidiaries or to any governmental entity. There have been delivered to Parent complete and correct copies of all written Employee Benefit Plans and any related trust agreements, insurance and other contracts and other funding arrangements, written descriptions of all unwritten Employee Benefit Plans, the current summary plan descriptions and current summaries of material modifications relating to each Employee Benefit Plan, the two most recent Forms 5500 required to have been filed with any appropriate government agency with respect to each Employee Benefit Plan, the most recent favorable determination letter issued for each Employee Benefit Plan and related trust that is intended to satisfy the qualification requirements of sections 401(a) and 501(a) of the Code (and the latest IRS form 5300 or 5307, whichever is applicable, filed with the IRS for each such Employee Benefit Plan), and all collective bargaining agreements pursuant to which an Employee Benefit Plan is maintained or contributions to an Employee Benefit Plan are or have been made.

                  (b) No Employee Benefit Plan is, a "DEFINED BENEFIT PLAN" within the meaning of section 3(35) of ERISA to which ERISA applies applicable to or a plan to which the funding requirements of Section 412 of the Code or 302 of ERISA and neither the Company nor any ERISA Affiliate has or could have any liability with respect to any such plan. Neither the Company nor any ERISA Affiliate has ever contributed to, or withdrawn in a complete or partial withdrawal from, any multi-employer plan (within the meaning of Subtitle E of Title IV of ERISA) or incurred contingent liability under
Section 4204 of ERISA. No Employee Benefit Plan provides for medical or health benefits (through insurance or otherwise) to individuals other than current employees of the Company (or spouses and dependents of such employees), except to the extent necessary to comply with "APPLICABLE BENEFITS LAW" (including, without limitation, section 4980B of the Code), and there has been no communication to any person that could reasonably be expected to promise or guarantee any employee, former employee (or any spouse, dependent or domestic partner of any employee or former employee) any retiree medical, life or other retiree benefits. "Applicable Benefits Law" refers to the legal requirements (whether imposed by common law, statue or regulation or otherwise) applicable to employee benefit plans sponsors thereof or their affiliates, services providers thereto or fiduciaries thereof or their affiliates or parties related thereto or their affiliates by the United States or any political subdivision thereof (including any requirements enforced by the IRS with respect to employee benefit plans intended to confer tax benefits on the Company or any of its employees).

                  (c) Each Employee Benefit Plan (and each related trust, insurance contract and fund) is in compliance in all material respects in form and in operation with all applicable requirements of Applicable Benefits Law (including ERISA and the Code), and is being administered in all material respects in accordance with all relevant plan documents to the extent consistent with Applicable Benefits Law. There has been no prohibited transaction with respect to any Employee Benefit Plan which would result in the imposition of any material unpaid excise tax. No Employee Benefit Plan is under investigation or audit by the Department of Labor or Internal Revenue Service other than as part of a routine tax audit of the Company. There are no legal actions or suits pending or, to the best of the knowledge of the Company and each of the Company Shareholders, threatened against or with respect to any Employee Benefit Plan or the assets of any such Employee Benefit Plan or against any fiduciary of any such Employee Benefit Plan and the Company has no knowledge of any facts that could give rise to any such actions. There has been full compliance in all material respects with the notice and continuation requirements of Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA, and the requirement of Part 7 of Subtitle B of Title I of ERISA and
Section 9801, ET. seq. of the Code applicable to any Employee Benefit Plan. No event has occurred or reasonably is expected to occur as a result of which the Company or any ERISA Affiliate, directly or indirectly, could be subject to any material Liability (including under any indemnity or hold harmless agreement) under ERISA or the Code or any other Applicable Benefits Law, including, without limitation, Section 4971, 4975 or 4976 of the Code or Sections 406, 409, 502(i) and 502(l) of the Code.

                  (d) Except as provided in Section 2.14(d) of the Company Disclosure Statement, no provision of any Employee Benefit Plan becomes effective in the event of a change in control of the employer maintaining such Employee Benefit Plan. The Company has not agreed to or has not announced any plan or commitment (whether or not legally binding) to create any new employee benefit plan or, with respect to any existing Employee Benefit Plan, to increase the benefits or change in employee coverage in an amount that could increase the expense of maintaining such Employee Benefit Plan or to terminate any Employee Benefit Plan. No provision of any Employee Benefit Plan prohibits the employer maintaining it from amending or terminating such Employee Benefit Plan at any time and to the fullest extent that law permits. Except as provided in Section 2.14(d) of the Company Disclosure Schedule, the consummation of the Merger or any other transaction contemplated by this Agreement, either alone or in combination of any other event, will not (i) result in an increase in the amount of compensation or benefits or accelerate the vesting or timing of payment of any benefits or compensation payable under any Employee Benefit Plan in respect of any employee or former employee of the Company, (ii) entitle any such current or former employee to any benefits or payment, or (iii) result in any "Parachute Payment" under Section 280 G of the Code, whether or not such payment is considered reasonable compensation for services rendered. No employee or former employee of the Company will be entitled to any severance benefits under the terms of any Employee Benefit Plan solely by reason of the consummation of the Merger or any other transaction contemplated by this Agreement.

                  (e) No leased employee (within the meaning of section 414(n) or (o) of the Code) performs any services for the Company.

                  (f) An Employee Benefit Plan does not own or is not entitled to receive any of the capital stock of the Company.

                  (g) Except as set forth in Section 2.14(g) of the Company Disclosure Schedule, there are no material liabilities, whether absolute or contingent, of the Company relating to workers compensation benefits that are not fully insured against by a BONA FIDE third-party insurance carrier. Except as set forth in Section 2.14(g) of the Company Disclosure Schedule, with respect to each workers' compensation arrangement that is funded wholly or partially through an insurance policy or public or private fund, all premiums required to have been paid to date under the insurance policy or fund have been paid, all premiums required to be paid under the insurance policy or fund through the Closing Date will have been paid on or before the Closing Date and, as of the Closing Date, there will be no material liability of the Company under any such insurance policy, fund or ancillary agreement with respect to such insurance policy or fund in the nature of a retroactive rate adjustment, loss sharing arrangement or other actual or contingent liability arising wholly or partially out of events occurring prior to the Closing Date.

                  SECTION 2.15 TITLE TO PROPERTIES. Except as set forth in
Section 2.15 of the Company Disclosure Schedule, the Company has good and indefeasible title to all of its properties and assets, free and clear of all Encumbrances, except liens for taxes not yet due and payable and such Encumbrances or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which could not reasonably be expected to have a Material Adverse Effect, and except for Encumbrances which secure indebtedness reflected in the Company Balance Sheet.

                  SECTION 2.16 COMPLIANCE WITH LAWS; LEGAL PROCEEDINGS. (a) The Company is not in violation of, or in default with respect to, any applicable law, statute, regulation, ordinance, writ, injunction, order, judgment, decree or any Governmental License, including any federal state or local law regarding or relating to trespass or violations of privacy rights, which violation or default could reasonably be expected to have a Material Adverse Effect.

                  (b) Except as set forth in Section 2.16(b) of the Company Disclosure Schedule, there is no order, writ, injunction, judgment or decree outstanding and no legal, administrative, arbitration or other governmental proceeding or investigation pending or, to the best of the knowledge of the Company and each of the Company Shareholders, threatened, and there are no claims (including unasserted claims of which the Company is aware) against or relating to the Company or any of its properties, assets or businesses. There is no legal, administrative or other governmental proceeding or investigation pending or, to the best of the knowledge of the Company and each of the Company Shareholders, threatened against the Company, or any of its directors or officers, as such, that relates to this Agreement, the Merger or any of the transactions contemplated hereby. None of the items listed in
Section 2.16(b) of the Company Disclosure Schedule could reasonably be expected to have a Material Adverse Effect. The Company has not been a defendant (either originally, by counter-claim or impleading) in any legal proceedings which have either been filed in the past two (2) fiscal years or are currently pending (all as set forth in Section 2.16(b) of the Company Disclosure Schedule). Except as set forth in Section 2.16(b) of the Company Disclosure Schedule, none of the legal proceedings set forth in Section 2.16(b) of the Company Disclosure Schedule has had or, to the best of the knowledge of the Company and each of the Company Shareholders, will have a Material Adverse Effect.

                  SECTION 2.17 BROKERS. No broker, finder or investment advisor acted, directly or indirectly, as such for the Company or any shareholder of the Company in connection with this Agreement or the Merger, and no broker, finder, investment advisor or other Person is entitled to any fee or other commission, or other remuneration, in respect thereof based in any way on any action, agreement, arrangement or understanding taken or made by or on behalf of the Company or any shareholder of the Company.

                  SECTION 2.18 INTELLECTUAL PROPERTY. (a) The Company owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights, and any applications therefor, technology, know-how, computer software programs or applications, and tangible or intangible proprietary information or material that are used in the business of the Company as currently conducted, except as would not reasonably be expected to have a Material Adverse Effect.

                  (b) Except as disclosed in Section 2.18(b) of the Company Disclosure Schedule or as could not reasonably be expected to have a Material Adverse Effect: (i) The Company is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in violation of any licenses, sublicenses and other agreements as to which the Company is a party and pursuant to which the Company is authorized to use any patents, trademarks, service marks or copyrights owned by others ("COMPANY THIRD-PARTY INTELLECTUAL PROPERTY RIGHTS"); (ii) No claims with respect to the patents, registered and material unregistered trademarks and service marks, registered copyrights, trade names and any applications therefor owned by the Company (the "COMPANY INTELLECTUAL PROPERTY RIGHTS"), any trade secret material to the Company, or Company Third Party Intellectual Property Rights to the extent arising out of any use, reproduction or distribution of Company Third Party Intellectual Property Rights by or through the Company, are currently pending or, to the best of the knowledge of the Company and each of the Company Shareholders, have been threatened by any Person; or (iii) The Company does not know of any valid grounds for any BONA FIDE claims (1) to the effect that the sale, licensing or use of any product or service as now sold, licensed or used, or proposed for sale, license or use by the Company infringes on any copyright, patent, trademark, service mark or trade secret; (2) against the use by the Company of any trademarks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications used in the business of the Company as currently conducted or as proposed to be conducted; (3) challenging the ownership, validity or effectiveness of any of the Company Intellectual Property Rights or other trade secret material to the Company; or
(4) challenging the license or legally enforceable right to use of Company Third Party Intellectual Rights by the Company.

                  (c) To the best of the knowledge of the Company and each of the Company Shareholders, there is no material unauthorized use, infringement or misappropriation of any of the Company Intellectual Property Rights by any third party, including any employee or former employee of the Company.

                  SECTION 2.19 INSURANCE. Except as set forth in Section 2.19 of the Company Disclosure Schedule, all material fire and casualty, general liability, business interruption, product liability and other insurance policies maintained by the Company are with reputable insurers, provide adequate coverage for all normal risks incident to the Company's assets, properties and business operations and are in character and amount at least equivalent to that carried by Persons engaged in a business subject to the same or similar perils or hazards.

                  SECTION 2.20 CONTRACTS; ETC. (a) Set forth on Section 2.20 of the Company Disclosure Schedule is a complete and correct list of each of the following agreements, leases and other instruments, both oral and written, to which the Company is a party or by which Company or its properties or assets are bound:

                  (i) each service or other similar type of agreement under which services are provided by any other Person to the Company which is material to the business of the Company taken as a whole;

                  (ii) each agreement that restricts the operation of the business of the Company or the ability of the Company to solicit customers or employees;

                  (iii) each operating lease (as lessor, lessee, sublessor or sublessee) that is material to the Company taken as a whole of any real or tangible personal property or assets;

                  (iv) each agreement under which services are provided by the Company to any material customer;

                  (v) each agreement (including capital leases) under which any money has been or may be borrowed or loaned or any note, bond, indenture or other evidence of indebtedness has been issued or assumed (other than those under which there remain no ongoing obligations of the Company), and each guaranty of any evidence of indebtedness or other obligation, or of the net worth, of any Person (other than endorsements for the purpose of collection in the ordinary course of business);

                  (vi)    each partnership, joint venture or similar agreement;

                  (vii) each agreement containing restrictions with respect to the payment of dividends or other distributions in respect of the Company's capital stock;

                  (viii) each agreement to make unpaid capital expenditures in excess of $25,000;

                  (ix) each agreement providing for accelerated or special payments as a result of the Merger, including any shareholder rights plan or other instrument commonly referred as a "poison pill."

A complete and correct copy of each written agreement, lease or other type of document, and a true, complete and correct summary of each oral agreement, lease or other type of document, required to be disclosed pursuant to this
Section 2.20(a) has been previously delivered to Parent.

                  (b) Each agreement, lease or other type of document required to be disclosed pursuant to Sections 2.13, 2.14 or 2.20(a) to which the Company is a party or by which the Company or its properties or assets are bound (collectively, the "COMPANY CONTRACTS"), except those Company Contracts the loss of which could reasonably be expected to not have a Material Adverse Effect, is valid, binding and in full force and effect and is enforceable by the Company in accordance with its terms. The Company is not (with or without the lapse of time or the giving of notice, or both) in breach of or in default under any of the Company Contracts, and, to the best of the knowledge of the Company and each of the Company Shareholders, no other party to any of the Company Contracts is (with or without the lapse of time or the giving of notice, or both) in breach of or in default under any of the Company Contracts, where such breach or default could reasonably be expected to have a Material Adverse Effect. No existing or completed agreement to which the Company is a party is subject to renegotiation with any governmental body.

                  SECTION 2.21 PERMITS, AUTHORIZATIONS, ETC. Section 2.21 of the Company Disclosure Schedule sets forth all Governmental Licenses and each other material approval, authorization, consent, license, certificate, order or other permit of any governmental agencies, whether federal, state, local or foreign, necessary to enable the Company to own, operate and lease its properties and assets as and where such properties and assets are owned, leased or operated and to provide service and carry on its business as presently provided and conducted (collectively, the "COMPANY PERMITS") or required to permit the continued conduct of such business following the Merger in the manner conducted on the date of this Agreement (indicating in each case whether or not the consent of any Person is required for the consummation of the transactions contemplated hereby). The Company has all necessary Company Permits of all governmental agencies, whether federal, state, local or foreign, all of which are valid and in good standing with the issuing agencies and not subject to any proceedings for suspension, modification or revocation, except for such Company Permits which could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 2.22 ENVIRONMENTAL MATTERS. (a) For purposes of this Agreement, the capitalized terms defined below shall have the meanings ascribed to them below.

                  (i) "ENVIRONMENTAL CLAIM" means any accusation, allegation, notice of violation, action, claim, lien, demand, abatement or other order or direction (conditional or otherwise) by any governmental agency or entity or any other Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects an the environment, or for fines, penalties or restrictions resulting from or based upon (a) the existence, or the continuation of the existence, of a Release (including, without limitation, sudden or non-sudden accidental or non-accidental Releases) of, or exposure to, any Hazardous Substance, odor or audible noise in, into or onto the environment (including, without limitation, the air, soil, surface water or groundwater) at, in, by, from or related to any property owned, operated or leased by the Company or any activities or operations thereof; (b) the transportation, storage, treatment or disposal of Hazardous Substances in connection with any property owned, operated or leased by the Company or its operations or facilities; or (c) the violation, or alleged violation, of any Environmental Law or Environmental Permit of or from any governmental agency or entity relating to environmental matters connected with any property owned, leased or operated by the Company.

                  (ii) "ENVIRONMENTAL LAW(S)" means all federal, state or local law (including common law), statute, ordinance, rule, regulation, code, or other requirement relating to the environment, natural resources, or public or employee health and safety and includes, but is not limited to the Comprehensive Environmental Response Compensation and Liability Act ("CERCLA"), 42 U.S.C. ss. 9601 eT Seq., the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801 eT Seq., The Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. ss. 6901 eT Seq., the Clean Water Act, 33 U.S.C. Section ss. 1251 ET seq., the Clean Air Act, 33 U.S.C. ss. 2601 ET SEQ., the Toxic Substances Control Act, 15 U.S.C. ss. 2601 eT Seq., the Oil Pollution Act of 1990, 33 U.S.C. ss. 2701 eT Seq., and the Occupational Safety and Health Act, 29 U.S.C. ss. 651 ET seq., as such laws have been amended or supplemented, and the regulations promulgated pursuant thereto, and all analogous state or local statutes and any applicable transfer statutes.

                  (iii) "ENVIRONMENTAL PERMITS" means all approvals, authorizations, consents, permits, licenses, registrations and certificates required by any applicable Environmental Law.

                  (iv) "HAZARDOUS SUBSTANCE(S)" means, without limitation, any flammable explosives, radioactive materials, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products (including but not limited to waste petroleum and petroleum products), methane, hazardous materials, hazardous wastes, pollutants, contaminants and hazardous or toxic substances, as defined in or regulated under any applicable Environmental Laws.

                  (v) "RELEASE" means any past or present spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of a Hazardous Substance into the Environment.

                  (b) The Company has obtained all Environmental Permits required for its businesses and facilities except for such Environmental Permits the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect. The Company (i) is in compliance with all terms and conditions of their Environmental Permits and of any applicable Environmental Law, except for such failure to be in compliance that could not reasonably be expected to have Material Adverse Effect; (ii) has not received notice of any violation by or claim against the Company under any Environmental Law; and (iii) is not aware of any facts or circumstances related to their businesses and facilities likely to give rise to an Environmental Claim that could reasonably be expected to have a Material Adverse Effect.

                  (c) There have been no Releases, or threatened Releases of any Hazardous Substances into, on or under any of the properties owned or operated (or formerly owned or operated) by the Company in any case in such a way as to create any liability (including the costs of investigation and remediation) under any applicable Environmental Law that could reasonably be expected to have a Material Adverse Effect.

                  (d) The Company has not been identified as a potentially responsible party at any federal or state National Priority List ("SUPERFUND") site, and the Company has not transported, disposed of, or arranged for the disposal of any Hazardous Substances.

                  SECTION 2.23 COMPANY ACQUISITIONS. Section 2.23 of the Company Disclosure Schedule hereto contains a complete and correct list of all agreements ("COMPANY ACQUISITION AGREEMENTS") executed by the Company pursuant to which the Company has acquired or agreed to acquire all or any part of the stock or assets (including any customer list) of any Person. A complete and correct copy of each of the Company Acquisition Agreements has been delivered to Parent. The Company does not have any further obligation or liability under any of the Company Acquisition Agreements or as a result of the transactions provided for therein, except as described in reasonable detail in Section 2.23 of the Company Disclosure Schedule.

                  SECTION 2.24 BOOKS AND RECORDS. All accounts, books, ledgers and official and other records prepared and kept by the Company have been kept and completed in all material respects, and there are no material inaccuracies or discrepancies contained or reflected therein. Such records of the Company are located at the Company's offices in Norman, Oklahoma.

                  SECTION 2.25 INTERESTED PARTY TRANSACTIONS. Except as set forth in Section 2.25 of the Company Disclosure Schedule, since January 1, 1998, no event has occurred that would be required to be reported as a Certain Relationship or Related Transaction, pursuant to Item 404 of Regulation S-B promulgated by the United States Securities and Exchange Commission.

                  SECTION 2.26 OPINION OF FINANCIAL ADVISOR. The Company has not been advised by a financial advisor regarding, as of the date hereof, the fairness of the Exchange Ratio from a financial point of view of the Company Shareholders.

                  SECTION 2.27 PROXY OR INFORMATION STATEMENT. The information supplied by the Company with respect to the Company and its officers, directors, stockholders and other Affiliates (collectively, the "COMPANY INFORMATION") for inclusion in the Proxy or Information Statement (as defined in Section 5.1) to be sent to the stockholders of Parent in connection with the meeting of the stockholders of Parent to consider the Merger (the "PARENT SHAREHOLDERS MEETING") will not, on the date the Proxy Information Statement (or any amendment thereof or supplement thereto) is first mailed to Parent's shareholders or at the time of the Parent Shareholders Meeting, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading. If at any time prior to the Effective Time any event relating to the Company or any of its officers, directors, shareholders or other Affiliates should be discovered by the Company which should be set forth in an amendment to the Proxy or Information Statement, the Company shall promptly inform Parent. The Proxy or Information Statement shall comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Parent or Merger Sub which is contained or incorporated by reference in, or furnished in connection with the preparation of, the Proxy or Information Statement.

                  SECTION 2.28 BANK ACCOUNTS AND POWERS OF ATTORNEY. Section
2.28 of the Company Disclosure Schedule sets forth the name of each bank in which the Company have an account, lock box or safe deposit box, the number of each such account, lock box or safe deposit box and the names of the Persons authorized to draw thereon or have access thereto. Except as set forth on
Section 2.28 of the Company Disclosure Schedule, no Person holds any power of attorney from the Company.

                  SECTION 2.29 CERTAIN PAYMENTS. Neither the Company nor any director, officer, agent, or employee thereof, or to the knowledge of the Company and each of the Company Shareholders, any other Person associated with or acting for or on behalf of the Company, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of the Company or any affiliate of the Company, or (iv) in violation of any legal requirement, or (b) established or maintained any fund or asset that has not been recorded in the books and records of the Company.

                  SECTION 2.30 CUSTOMERS; CUSTOMER RELATIONSHIPS. Section 2.30 of the Company Disclosure Schedule sets forth a complete list of the 10 largest clients and customers of the Company in each of the years ended

December 31, 1999 and 1998, including the amounts they paid to the Company in such years. To the knowledge of the Company and each of the Company Shareholders, there are no facts or circumstances that are likely to result in the loss of any such client or customer of the Company or a material change in the relationship of the Company with any such client or customer.

                                   ARTICLE III

                        REPRESENTATIONS AND WARRANTIES OF
                              PARENT AND MERGER SUB


                  Parent and Merger Sub, jointly and severally, hereby represent and warrant to the Company that, except as set forth in the written disclosure schedule delivered by Parent to the Company (the "PARENT DISCLOSURE SCHEDULE"):

                  SECTION 3.1 CORPORATE ORGANIZATION. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma and has all requisite corporate power and authority to own, operate and lease its properties and assets as and where the same are owned, operated or leased and to conduct its business as it is now being conducted. Each of Parent and Merger Sub is in good standing and duly qualified or licensed as a foreign corporation to do business in those jurisdictions in which the location of the property and assets owned, operated or leased by Parent or Merger Sub or the nature of the business conducted by Parent or Merger Sub makes such qualification or licensing necessary, except where the failure to be so qualified or licensed could not reasonably be expected to have a Material Adverse Effect. Parent has heretofore delivered to the Company complete and correct copies of the Certificate of Incorporation and Bylaws of Parent and Merger Sub, as amended to and as in effect on the date hereof.

                  SECTION 3.2 CAPITALIZATION. (a) The authorized capital stock of Parent consists of 8,000,000 shares of Parent Common Stock, par value $0.01 per share and 2,000,000 shares of Parent Preferred Stock, par value $1.00 per share. As of the date hereof, 2,350,000 shares of Parent Common Stock and no shares of Parent Preferred Stock are issued and outstanding.

                  (b) All outstanding shares of Parent Common Stock are validly issued and outstanding, fully paid and non-assessable and there are no preemptive or similar rights in respect of Parent Common Stock. All outstanding shares of Parent Common Stock were issued in compliance with all requirements of all applicable federal and state securities laws.

                  (c) Section 3.2 of the Parent Disclosure Schedule sets forth a complete and correct list of (i) all stock options, including stock options granted under any Parent stock option plan, (ii) all warrants to purchase Parent Common Stock indicating as to each holder thereof, and (iii) and other rights to receive Parent Common Stock indicating as to each holder thereof, the number of shares of Parent Common Stock subject thereto and the exercisability, exercise price and termination date therefor, if applicable.

                  SECTION 3.3 SUBSIDIARIES. (a) Merger Sub is the only subsidiary of Parent.

                  (b) Except as set forth in Section 3.3(b) of the Parent Disclosure Schedule, Parent or Merger Sub has good and valid title to all such shares free and clear of all Encumbrances. All of the outstanding shares of capital stock of Merger Sub are validly issued, fully paid and non-assessable, and there are no preemptive or similar rights in respect of any shares of capital stock of Merger Sub.

                  SECTION 3.4 NO COMMITMENTS TO ISSUE CAPITAL STOCK. Except for the Stock Options and the Warrants and as set forth in Section 3.4 of the Parent Disclosure Schedule, there are no outstanding options, warrants, calls, convertible securities or other rights, agreements, commitments or other instruments pursuant to which the Company or any of its Subsidiaries is or may become obligated to authorize, issue or transfer any shares of its capital stock or any other equity interest. Except as set forth in Section 3.4 of the Parent Disclosure Schedule, there are no agreements or understandings in effect among any of the stockholders of the Company or any such Subsidiary or with any other Person and by which the Company or any such Subsidiary is bound with respect to the voting, transfer, disposition or registration under the Securities Act of any shares of capital stock of the Company or any of its Subsidiaries.

                  SECTION 3.5 AUTHORIZATION; EXECUTION AND DELIVERY. Parent and Merger Sub each has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation by Parent or Merger Sub of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Parent and Merger Sub. This Agreement has been duly executed and delivered by Parent and Merger Sub and constitutes the legal, valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms. The shares of Parent Common Stock and Parent Preferred Stock to be issued as part of the Merger Consideration have been duly reserved and authorized for issuance upon consummation of the Merger and when issued pursuant to and in accordance with this Agreement will be duly authorized, validly issued, fully paid and non-assessable shares of Parent Common Stock and Parent Preferred Stock.

                  SECTION 3.6 GOVERNMENTAL APPROVALS AND FILINGS. No approval, authorization, consent, license, clearance or order of, declaration or notification to, or filing or registration with, any governmental or regulatory authority is required in order (a) to permit Parent or Merger Sub to consummate the Merger or perform its obligations under this Agreement or
(b) to prevent the termination of, or materially and adversely affect, any Governmental License of Parent or any of its Subsidiaries to enable Parent and its Subsidiaries to own, operate and lease their properties and assets as and where such properties and assets are owned, leased or operated and to provide its services or carry on its business, or to prevent any material loss or disadvantage to Parent's business, by reason of the Merger, except for (i) filing and recording of the Certificate of Merger as required by the OGCA and
(ii) as set forth in Section 3.6 of the Parent Disclosure Schedule.

                  SECTION 3.7 NO CONFLICT. Subject to compliance with any Governmental Licenses described in Section 3.7 of the Parent Disclosure Schedule and obtaining the Private Consents, neither the execution, delivery and performance of this Agreement by Parent or Merger Sub, nor the consummation by Parent or Merger Sub of the transactions contemplated hereby, will (i) conflict with, or result in a breach or violation of, any provision of the Certificate of Incorporation (or similar organizational document) or Bylaws of Parent or Merger Sub; (ii) conflict with, result in a breach or violation of, give rise to a default, or result in the acceleration of performance, or permit the acceleration or performance, under (whether or not after the giving of notice or lapse of time or both) any Encumbrance, note, bond, indenture, guaranty, lease, license, agreement or other instrument, writ, injunction, order, judgment or decree to which Parent or Merger Sub or any of their respective properties or assets is subject; (iii) give rise to a declaration or imposition of any Encumbrance upon any of the properties or assets of Parent or Merger Sub; or (iv) impair Parent's business or adversely affect any Governmental License necessary to enable Parent and Merger Sub to carry on their business as presently conducted, except, in the cases of clauses (ii), (iii) or (iv), for any conflict, breach, violation, default, declaration, imposition or impairment that could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 3.8 SEC FILINGS. The Parent Common Stock is the only class or securities of Parent registered under the Exchange Act. Parent has filed all forms, reports or other documents required to be filed with the SEC (the "PARENT SEC REPORTS") since its initial public offering of the Parent Common Stock on February 8, 2000. The Parent SEC Reports (i) were prepared in accordance, and complied as of their respective dates in all material respects, with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Parent has filed with the SEC as exhibits to the Parent SEC Reports all agreements, contracts and other documents or instruments required to be so filed, and such exhibits are correct and complete copies of such agreements, contracts and other documents or instruments. Merger Sub is not required to file any forms, reports or other documents with the SEC under the Exchange Act.

                  SECTION 3.9 FINANCIAL STATEMENTS; ABSENCE OF UNDISCLOSED LIABILITIES. (a) Parent has heretofore delivered to the Company complete and correct copies of the following financial statements (collectively, the "PARENT FINANCIAL STATEMENTS"), all of which have been prepared from the books and records of Parent in accordance with GAAP consistently applied and maintained throughout the periods indicated (except as may be indicated in the notes thereto) and fairly present in all material respects the financial condition of Parent as at their respective dates and the results of the Parent's operations and cash flows for the periods covered thereby:

                                    (i)    unaudited balance sheet (the "PARENT
                  BALANCE SHEET") of Parent as of December 31, 1999 (the "PARENT BALANCE SHEET DATE") and statement of income for the year then ended.

Such statements of income do not contain any items of special or nonrecurring revenue or income or any revenue or income not earned in the ordinary course of business, except as expressly specified therein.

                  (b) Except as and to the extent reflected or reserved against on the Parent Balance Sheet, and except for liabilities which will not have a Material Adverse Effect, Parent did not have, as of the Parent Balance Sheet Date, any liabilities, debts or obligations (whether absolute, accrued, contingent or otherwise) of any nature that would be required as of such date to have been included on a balance sheet prepared in accordance with GAAP. Since the Parent Balance Sheet Date, Parent has not incurred or suffered to exist any liability, debt or obligation (whether absolute, accrued, contingent or otherwise), except liabilities, debt and obligations incurred in the ordinary course of business, consistent with past practice, none of which will have a Material Adverse Effect or incurred in connection with this Agreement and the transactions contemplated herein. Other than the transactions contemplated by this Agreement, since the Parent Balance Sheet Date, there has been no material adverse change in the business, operations, assets (including intangible assets), condition (financial or otherwise), liabilities or results of operations of Parent, taken as a whole, and no event has occurred which is reasonably likely to cause any such material adverse change.

                  SECTION 3.10 CERTAIN OTHER FINANCIAL REPRESENTATIONS. Since the Parent Balance Sheet Date, the Parent's accounts payable have been accrued and paid in a manner consistent with the Parent's prior practice.

                  SECTION 3.11 ABSENCE OF CHANGES. Except as disclosed in the Parent Financial Statements or as set forth in Section 3.11 of the Parent Disclosure Schedule, since December 31, 1999, Parent has conducted its business only in the ordinary course and Parent has not:

                  (a) amended or otherwise modified its Certificate of Incorporation or Bylaws (or similar organizational document);

                  (b) issued or sold or authorized for issuance or sale, or granted any options or warrants or amended or modified in any respect of any previously granted option or warrant or made other agreements (other than this Agreement) of the type referred to in Section 3.4 with respect to, any shares of its capital stock or any other of its securities, or altered any term of any of its outstanding securities or made any change in its outstanding shares of capital stock or other ownership interests or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise or redeemed, purchased or otherwise acquired any of its or its parent's capital stock or agreed to do any of the foregoing (whether or not legally enforceable);

                  (c) recorded or accrued any item of revenue, except as a result of the provision of services in the ordinary course of business and consistent with prior practice;

                  (d) incurred any indebtedness for borrowed money, entered into any lease that should be capitalized in accordance with GAAP or subjected to any Encumbrance or other restriction any of its properties, business or assets except Encumbrances or other restrictions that could not reasonably be expected to have a Material Adverse Effect;

                  (e) discharged or satisfied any Encumbrance, or paid any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, other than current liabilities shown on Parent's consolidated balance sheet as of December 31, 1999 and current liabilities incurred since that date in the ordinary course of business and consistent with prior practice;

                  (f) sold, transferred, leased to others or otherwise disposed of any material properties or assets or purchased, leased from others or otherwise acquired any material properties or assets except in the ordinary course of business;

                  (g) canceled or compromised any debt or claim or waived or released any right of substantial value;

                  (h) terminated or received any notice of termination of any contract, lease, license or other agreement or any Governmental License, or suffered any damage, destruction or loss (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect;

                  (i) made any change in the rate of compensation, commission, bonus or other remuneration payable, or paid, agreed, or promised (in writing or otherwise) to pay, provide or modify, conditionally or otherwise, any bonus, extra compensation, pension, severance or vacation pay or any other benefit or perquisite of any other kind, to any director, officer, employee, salesman or agent of the Company or any of its Subsidiaries except in the ordinary course of business consistent with prior practice and pursuant to or in accordance with plans disclosed in Section 3.11(a) of the Parent Disclosure Schedule that were in effect as of December 31, 1999;

                  (j) made any increase in or commitment (whether or not legally enforceable) to increase or communicated any intention to increase any employee benefits, adopted or made any commitment to adopt any additional employee benefit plan or made any contribution, other than regularly scheduled contributions, to any Employee Benefit Plan (as defined in Section 2.14(a));

                  (k) lost the employment services of a senior manager or other employee of equal or higher ranking;

                  (l) made any loan or advance to any Person other than travel and other similar routine advances in the ordinary course of business consistent with past practice, or acquired any capital stock or other securities of any other corporation or any ownership interest in any other business enterprise;

                  (m) instituted, settled or agreed to settle any material litigation, action or proceeding before any court or governmental body relating to Parent or its properties or assets;

                  (n) entered into any transaction, contract or commitment other than in the ordinary course of business;

                  (o) changed any accounting practices, policies or procedures utilized in the preparation of Parent Financial Statements (including procedures with respect to revenue recognition, payment of accounts payable or collection of accounts receivable); or

                  (p) entered into any agreement or made any commitment to take any of the types of action described in subparagraphs (a) through (o) of this Section 3.11.

                  SECTION 3.12 TAX MATTERS. (a) Parent represents that, other than as disclosed in Section 3.12(a) of the Parent Disclosure Schedule, Parent has timely filed all United States federal income Tax Returns and all other material Tax Returns required to be filed by it. All such Tax Returns are complete and correct in all material respects (except to the extent a reserve has been established as reflected in the Parent Balance Sheet). Parent has timely paid and discharged all Taxes due in connection with or with respect to the periods or transactions covered by such Tax Returns and have paid all other Taxes as are due, except such as are being contested in good faith by appropriate proceedings (to the extent that any such proceedings are required), and there are no other Taxes that would be due if asserted by a taxing authority, except with respect to which Parent is maintaining reserves unless the failure to do so could not have a Material Adverse Effect. Except as does not involve or would not result in liability to Parent that could have a Material Adverse Effect, (i) there are no tax liens on any assets of Parent;
(ii) Parent has not granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax; (iii) no unpaid (or unreserved) deficiencies for Taxes have been claimed, proposed or assessed by any taxing or other governmental authority with respect to Parent; (iv) there are no pending or threatened audits, investigations or claims for or relating to any liability in respect of Taxes of Parent; and (v) Parent has not requested any extension of time within which to file any currently unfiled Tax Returns. The accruals and reserves for Taxes (including deferred taxes) reflected in the Parent Balance Sheet are in all material respects adequate to cover all Taxes accruable through the date thereof (including Taxes being contested) in accordance with GAAP.

                  (b)     Parent represents that, other than as disclosed in
Section 3.12(b) of Parent Disclosure Schedule and other than with respect to items the inaccuracy of which could not have a Material Adverse Effect: (i) Parent has not filed or been included in a combined, consolidated or unitary return (or substantial equivalent thereof) of any Person other than Parent;
(ii) Parent is not liable for Taxes of any Person other than Parent, or currently under any contractual obligation to indemnify any Person with respect to Taxes, or a party to any tax sharing agreement or any other agreement providing for payments by Parent with respect to Taxes; (iii) Parent is not a party to any joint venture, partnership or other arrangement or contract which could be treated as a partnership for United States federal income tax purposes; (iv) Parent is not a party to any agreement, contract, arrangement or plan that would result (taking into account the transactions contemplated by this Agreement), separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code; (v) Parent is not a "consenting corporation" under Section 341(f) of the Code or any corresponding provision of state, local or foreign law; and
(vi) Parent has not made an election or is required to treat any of its assets as owned by another Person for federal income tax purposes or as tax-exempt bond financed property or tax-exempt use property within the meaning of
Section 168 of the Code (or any corresponding provision of state, local or foreign law).

                  SECTION 3.13 RELATIONS WITH EMPLOYEES. (a) Except as set forth in Section 3.13 of the Parent Disclosure Schedule:

                          (i)      Parent has satisfactory relationships with
their employees in all material respects.

                          (ii)     Parent is and has been in compliance with
all applicable laws respecting employment and employment practices, terms and conditions of employment, and wages and hours, including any law, rule or regulation relating to discrimination, fair labor standards and occupational health and safety, wrongful discharge or violation of the personal rights of employees, former employees or prospective employees, and Parent is not or has not engaged in any unfair labor practices, except to the extent a failure to so comply could not, alone or together with any other failure, have a Material Adverse Effect.

                          (iii)    No collective bargaining agreement with
respect to the business of Parent is currently in effect or being negotiated. Parent does not have any obligation to negotiate any such collective bargaining agreement. There are no labor unions representing, purporting to represent or attempting to represent any employee of Parent.

                          (iv)     There are no strikes, slowdowns or work
stoppages pending or, to the best of Parent's knowledge, threatened with respect to the employees of Parent, nor has any such strike, slowdown or work stoppage occurred or, to the best of Parent's knowledge, been threatened. There is no representation claim or petition or complaint pending before the National Labor Relations Board or any state or local labor agency and, to the best of Parent's knowledge, no question concerning representation has been raised or threatened respecting the employees of Parent.

                          (v)      To the best of Parent's knowledge, no
charges with respect to or relating to the business of Parent are pending before the Equal Employment Opportunity Commission, or any state or local agency responsible for the prevention of unlawful employment practices, which could reasonably be expected to have a Material Adverse Effect.

                  (b) Except as set forth in Section 3.13(b) of Parent Disclosure Schedule, Parent is not a contractor or subcontractor with obligations under any federal, state or local government contract.

                  (c) Except as set forth in Section 3.13(c) of Parent Disclosure Schedule, Parent has nor or could not have any material liability, whether absolute or contingent, including any obligations under any of the Employee Benefit Plans described in Section 3.13 of the Parent Disclosure Schedule, with respect to any misclassification of a person as an independent contractor rather than as an employee.

                  (d) Section 3.13(d) of Parent Disclosure Schedule contains a complete and correct list of all employment, management or other consulting agreements with any Persons employed or retained by Parent (including independent consultants), complete and correct copies of which have been delivered to the Company.

                  SECTION 3.14 BENEFIT PLANS. (a) Section 3.14(a) of Parent Disclosure Schedule sets forth each Employee Benefit Plan, currently or within the past three years maintained by, contributed by or with respect to which an obligation to contribute exists on the part of Parent or any of its ERISA Affiliates, or with respect to which Parent or any ERISA Affiliate may have any liability or obligation (direct, indirect, contingent or otherwise) to any employee, former employee, director or former director (or any of their dependents or beneficiaries) of Parent or to any governmental entity. There have been delivered to the Company complete and correct copies of all written Employee Benefit Plans and any related trust agreements, insurance and other contracts and other funding arrangements, written descriptions of all unwritten Employee Benefit Plans, the current summary plan descriptions and current summaries of material modifications relating to each Employee Benefit Plan, the two most recent Forms 5500 required to have been filed with any appropriate government agency with respect to each Employee Benefit Plan, the most recent favorable determination letter issued for each Employee Benefit Plan and related trust that is intended to satisfy the qualification requirements of sections 401(a) and 501(a) of the Code (and the latest IRS form 5300 or 5307, whichever is applicable, filed with the IRS for each such Employee Benefit Plan), and all collective bargaining agreements pursuant to which an Employee Benefit Plan is maintained or contributions to an Employee Benefit Plan are or have been made.

                  (b) No Employee Benefit Plan is, a "defined benefit plan" within the meaning of section 3(35) of ERISA to which ERISA applies applicable to or a plan to which the funding requirements of Section 412 of the Code or 302 of ERISA and neither Parent nor any ERISA Affiliate has or could have any liability with respect to any such plan. Neither Parent nor any ERISA Affiliate has ever contributed to, or withdrawn in a complete or partial withdrawal from, any multi-employer plan (within the meaning of Subtitle E of Title IV of ERISA) or incurred contingent liability under Section 4204 of ERISA. No Employee Benefit Plan provides for medical or health benefits (through insurance or otherwise) to individuals other than current employees of Parent (or spouses and dependents of such employees), except to the extent necessary to comply with Applicable Benefits Law (including, without limitation, section 4980B of the Code), and there has been no communication to any person that could reasonably be expected to promise or guarantee any employee, former employee (or any spouse, dependent or domestic partner of any employee or former employee) any retiree medical, life or other retiree benefits.

                  (c) Each Employee Benefit Plan (and each related trust, insurance contract and fund) is in compliance in all material respects in form and in operation with all applicable requirements of Applicable Benefits Law (including ERISA and the Code), and is being administered in all material respects in accordance with all relevant plan documents to the extent consistent with Applicable Benefits Law. There has been no prohibited transaction with respect to any Employee Benefit Plan which would result in the imposition of any material unpaid excise tax. No Employee Benefit Plan is under investigation or audit by the Department of Labor or Internal Revenue Service other than as part of a routine tax audit of Parent. There are no legal actions or suits pending or, to the best of Parent's knowledge, threatened against or with respect to any Employee Benefit Plan or the assets of any such Employee Benefit Plan or against any fiduciary of any such Employee Benefit Plan and Parent has no knowledge of any facts that could give rise to any such actions. There has been full compliance in all material respects with the notice and continuation requirements of Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA, and the requirement of Part 7 of Subtitle B of Title I of ERISA and Section 9801, ET. SEQ. of the Code applicable to any Employee Benefit Plan. No event has occurred or reasonably is expected to occur as a result of which Parent or any ERISA Affiliate, directly or indirectly, could be subject to any material Liability (including under any indemnity or hold harmless agreement) under ERISA or the Code or any other Applicable Benefits Law, including, without limitation, Section 4971, 4975 or 4976 of the Code or Sections 406, 409, 502(i) and 502(l) of the Code.

                  (d) Except as provided in Section 3.14(d) of Parent Disclosure Statement, no provision of any Employee Benefit Plan becomes effective in the event of a change in control of the employer maintaining such Employee Benefit Plan. Parent has not agreed to or has not announced any plan or commitment (whether or not legally binding) to create any new employee benefit plan or, with respect to any existing Employee Benefit Plan, to increase the benefits or change in employee coverage in an amount that could increase the expense of maintaining such Employee Benefit Plan or to terminate any Employee Benefit Plan. No provision of any Employee Benefit Plan prohibits the employer maintaining it from amending or terminating such Employee Benefit Plan at any time and to the fullest extent that law permits. Except as provided in Section 3.14(d) of Parent Disclosure Schedule, the consummation of the Merger or any other transaction contemplated by this Agreement, either alone or in combination of any other event, will not (i) result in an increase in the amount of compensation or benefits or accelerate the vesting or timing of payment of any benefits or compensation payable under any Employee Benefit Plan in respect of any employee or former employee of the Company, (ii) entitle any such current or former employee to any benefits or payment, or
(iii) result in any "PARACHUTE PAYMENT" under Section 280G of the Code, whether or not such payment is considered reasonable compensation for services rendered. No employee or former employee of the Company will be entitled to any severance benefits under the terms of any Employee Benefit Plan solely by reason of the consummation of the Merger or any other transaction contemplated by this Agreement.

                  (e) No leased employee (within the meaning of section 414(n) or (o) of the Code) performs any services for Parent.

                  (f) An Employee Benefit Plan does not own or is not entitled to receive any of the capital stock of Parent.

                  (g) Except as set forth in Section 3.14(g) of Parent Disclosure Schedule, there are no material liabilities, whether absolute or contingent, of Parent relating to workers compensation benefits that are not fully insured against by a BONA FIDE third-party insurance carrier. Except as set forth in Section 3.14(g) of Parent Disclosure Schedule, with respect to each workers' compensation arrangement that is funded wholly or partially through an insurance policy or public or private fund, all premiums required to have been paid to date under the insurance policy or fund have been paid, all premiums required to be paid under the insurance policy or fund through the Closing Date will have been paid on or before the Closing Date and, as of the Closing Date, there will be no material liability of Parent or any of its Subsidiaries under any such insurance policy, fund or ancillary agreement with respect to such insurance policy or fund in the nature of a retroactive rate adjustment, loss sharing arrangement or other actual or contingent liability arising wholly or partially out of events occurring prior to the Closing Date. Furthermore, at no time since the organization of Parent has any entity (other than Parent) been an "ERISA affiliate" of Parent.

                  SECTION 3.15 TITLE TO PROPERTIES. Except as set forth in
Section 3.15 of Parent Disclosure Schedule, Parent has good and indefeasible title to all of its properties and assets, free and clear of all Encumbrances, except liens for taxes not yet due and payable and such Encumbrances or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which could not reasonably be expected to have a Material Adverse Effect, and except for Encumbrances which secure indebtedness reflected in Parent Balance Sheet.

                  SECTION 3.16 COMPLIANCE WITH LAWS; LEGAL PROCEEDINGS. (a) Parent is not in violation of, or in default with respect to, any applicable statute, regulation, ordinance, writ, injunction, order, judgment, decree or any Governmental License, including any federal state or local law regarding or relating to trespass or violations of privacy rights, which violation or default could reasonably be expected to have a Material Adverse Effect.

                  (b) Except as set forth in Section 3.13(b) of the Parent Disclosure Schedule, there is no order, writ, injunction, judgment or decree outstanding and no legal, administrative, arbitration or other governmental proceeding or investigation pending or, to the best of Parent's knowledge, threatened, and there are no claims (including unasserted claims of which Parent is aware) against Parent or Merger Sub or any of their respective properties, assets or businesses that could reasonably be expected to have a Material Adverse Effect or against Parent or any of its directors or officers, as such, that relate to this Agreement, the Merger or the other transactions contemplated hereby. None of the items listed in Section 3.16(b) of Parent Disclosure Schedule could reasonably be expected to have a Material Adverse Effect. Parent has not been a defendant (either originally, by counter-claim or impleading) in any legal proceedings which have either been filed in the past two (2) fiscal years or are currently pending (all as set forth in Section 3.16(b) of Parent Disclosure Schedule). Except as set forth in Section 3.16(b) of Parent Disclosure Schedule, none of the legal proceedings set forth in Section 3.16(b) of Parent Disclosure Schedule has had or, to the best of Parent's knowledge, will have a Material Adverse Effect.

                  SECTION 3.17 BROKERS. No broker, finder or investment advisor acted directly or indirectly as such for Parent, Merger Sub or any shareholder of Parent in connection with this Agreement or the Merger, and no broker, finder, investment advisor or other Person is entitled to any fee or other commission, or other remuneration, in respect thereof based in any way on any action, agreement, arrangement or understanding taken or made by or on behalf of Parent, Merger Sub or any shareholder of Parent.

                  SECTION 3.18 INTELLECTUAL PROPERTY. (a) Parent owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trade names, service marks, copyrights, and any applications therefor, technology, know-how, computer software programs or applications, and tangible or intangible proprietary information or material that are used in the business of Parent as currently conducted, except as could not reasonably be expected to have a Material Adverse Effect.

                  (b) Except as disclosed in Section 3.18(b) of Parent Disclosure Schedule or as could not reasonably be expected to have a Material Adverse Effect: (i) Parent is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in violation of any licenses, sublicenses and other agreements as to which Parents is a party and pursuant to which Parent is authorized to use any patents, trademarks, service marks or copyrights owned by others ("PARENT THIRD-PARTY INTELLECTUAL PROPERTY RIGHTS"); (ii) No claims with respect to the patents, registered and material unregistered trademarks and service marks, registered copyrights, trade names and any applications therefor owned by Parent or Merger Sub (the "PARENT INTELLECTUAL PROPERTY RIGHTS"), any trade secret material to Parent, or Parent Third Party Intellectual Property Rights to the extent arising out of any use, reproduction or distribution of Parent Third Party Intellectual Property Rights by or through Parent, are currently pending or, to the best of Parent's knowledge, have been threatened by any Person; or (iii) Parent does not know of any valid grounds for any BONA FIDE claims (1) to the effect that the sale, licensing or use of any product or service as now sold, licensed or used, or proposed for sale, license or use by Parent infringes on any copyright, patent, trademark, service mark or trade secret; (2) against the use by Parent of any trademarks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications used in the business of Parent as currently conducted or as proposed to be conducted; (3) challenging the ownership, validity or effectiveness of any of Parent Intellectual Property Rights or other trade secret material to Parent; or (4) challenging the license or legally enforceable right to use of Parent Third Party Intellectual Rights by Parent.

                  (c) To the best of Parent's knowledge, there is no material unauthorized use, infringement or misappropriation of any of Parent Intellectual Property Rights by any third party, including any employee or former employee of Parent.

                  SECTION 3.19 INSURANCE. Except as set forth in Section 3.19 of the Parent Disclosure Schedule, all material fire and casualty, general liability, business interruption, product liability and other insurance policies maintained by Parent are with reputable insurers, provide adequate coverage for all normal risks incident to Parent's assets, properties and business operations and are in character and amount at least equivalent to that carried by Persons engaged in a business subject to the same or similar perils or hazards.

                  SECTION 3.20 CONTRACTS; ETC. (a) Set forth on Section 3.20 of Parent Disclosure Schedule is a complete and correct list of each of the following agreements, leases and other instruments, both oral and written, to which Parent is a party or by which Parent or its properties or assets are bound:

                  (i) each service or other similar type of agreement under which services are provided by any other Person to Parent which is material to the business of Parent taken as a whole;

                  (ii) each agreement that restricts the operation of the business of Parent or the ability of Parent to solicit customers or employees;

                  (iii) each operating lease (as lessor, lessee, sublessor or sublessee) that is material to Parent taken as a whole of any real or tangible personal property or assets;

                  (iv) each agreement under which services are provided by Parent to any material customer;

                  (v) each agreement (including capital leases) under which any money has been or may be borrowed or loaned or any note, bond, indenture or other evidence of indebtedness has been issued or assumed (other than those under which there remain no ongoing obligations of Parent), and each guaranty of any evidence of indebtedness or other obligation, or of the net worth, of any Person (other than endorsements for the purpose of collection in the ordinary course of business);

                  (vi)    each partnership, joint venture or similar agreement;

                  (vii) each agreement containing restrictions with respect to the payment of dividends or other distributions in respect of Parent's capital stock;

                  (viii) each agreement to make unpaid capital expenditures in excess of $25,000;

                  (ix) each agreement providing for accelerated or special payments as a result of the Merger, including any shareholder rights plan or other instrument commonly referred as a "poison pill."

A complete and correct copy of each written agreement, lease or other type of document, and a true, complete and correct summary of each oral agreement, lease or other type of document, required to be disclosed pursuant to this
Section 3.20(a) has been previously delivered to the Company.

                  (b) Each agreement, lease or other type of document required to be disclosed pursuant to Sections 3.13, 3.14 or 3.20(a) to which Parent is a party or by which Parent or its properties or assets are bound (collectively, the "Parent Contracts"), except those Parent Contracts the loss of which could reasonably be expected to not have a Material Adverse Effect, is valid, binding and in full force and effect and is enforceable by Parent in accordance with its terms. Parent is not (with or without the lapse of time or the giving of notice, or both) in breach of or in default under any of the Parent Contracts, and, to the best of Parent's knowledge, no other party to any of the Parent Contracts is (with or without the lapse of time or the giving of notice, or both) in breach of or in default under any of the Parent Contracts, where such breach or default could reasonably be expected to have a Material Adverse Effect. No existing or completed agreement to which Parent is a party is subject to renegotiation with any governmental body.

                  SECTION 3.21 PERMITS, AUTHORIZATIONS, ETC. Section 3.21 of Parent Disclosure Schedule sets forth all Governmental Licenses and each other material approval, authorization, consent, license, certificate, order or other permit of any governmental agencies, whether federal, state, local or foreign, necessary to enable Parent to own, operate and lease its properties and assets as and where such properties and assets are owned, leased or operated and to provide service and carry on its business as presently provided and conducted (collectively, the "PARENT PERMITS") or required to permit the continued conduct of such business following the Merger in the manner conducted on the date of this Agreement (indicating in each case whether or not the consent of any Person is required for the consummation of the transactions contemplated hereby). Parent has all necessary Parent Permits of all governmental agencies, whether federal, state, local or foreign, all of which are valid and in good standing with the issuing agencies and not subject to any proceedings for suspension, modification or revocation, except for such Parent Permits which could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 3.22 ENVIRONMENTAL MATTERS. (a) Parent has obtained all Environmental Permits that are required for the lawful operation of its business except for such Environmental Permits the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect. Parent (i) is in compliance with all terms and conditions of their Environmental Permits and are in compliance with and not in default under any applicable Environmental Law, except for such failure to be in compliance that could not reasonably be expected to have Material Adverse Effect, and (ii) has not received written notice of any material violation by or material claim against Parent under any Environmental Law.

                  (b) There have been no Releases or threatened Releases of any Hazardous Substances (i) into, on or under any of the properties owned or operated (or formerly owned or operated) by Parent or any such Subsidiary in such a way as to create any liability (including the costs of investigation or remediation) under any applicable Environmental Law that could reasonably be expected to have a Material Adverse Effect.

                  (c) Parent has not been identified as a potentially responsible party at any federal or stated National Priority List
("superfund") site.

                  SECTION 3.23 PARENT ACQUISITIONS. Section 3.23 of Parent Disclosure Schedule hereto contains a complete and correct list of all agreements ("PARENT ACQUISITION AGREEMENTS") executed by Parent pursuant to which Parent has acquired or agreed to acquire all or any part of the stock or assets (including any customer list) of any Person. A complete and correct copy of each of the Parent Acquisition Agreements has been delivered to the Company. Parent does not have any further obligation or liability under any of the Parent Acquisition Agreements or as a result of the transactions provided for therein, except as described in reasonable detail in Section 3.23 of Parent Disclosure Schedule.

                  SECTION 3.24 BOOKS AND RECORDS. All accounts, books, ledgers and official and other records prepared and kept by Parent and Merger Sub have been kept and completed in all material respects, and there are no material inaccuracies or discrepancies contained or reflected therein. Such records of Parent and Merger Sub are located at Parent's offices in Oklahoma City and Norman, Oklahoma.

                  SECTION 3.25 INTERESTED PARTY TRANSACTIONS. Except as set forth in Section 3.25 of Parent Disclosure Schedule, since January 1, 1998, no event has occurred that would be required to be reported as a Certain Relationship or Related Transaction, pursuant to Item 404 of Regulation S-B promulgated by the SEC.

                  SECTION 3.26 OPINION OF FINANCIAL ADVISOR. Parent has not been advised by a financial advisor regarding, as of the date hereof, the fairness of the Exchange Ratio from a financial point of view to Parent shareholders.

                  SECTION 3.27 PROXY OR INFORMATION STATEMENT. The information supplied by Parent with respect to Parent and its officers, directors, shareholders and other Affiliates (collectively, the "PARENT INFORMATION") for inclusion in the Proxy Statement (as defined in Section 5.1) to be sent to the stockholders of Parent in connection with the Parent Shareholders Meeting will not, on the date the Proxy Information Statement (or any amendment thereof or supplement thereto) is first mailed to Parent's shareholders or at the time of the Parent Shareholders Meeting, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading. If at any time prior to the Effective Time any event relating to Parent or any of its officers, directors, shareholders or other Affiliates should be discovered by Parent which should be set forth in an amendment to the Proxy or Information Statement, Parent shall promptly inform the Company. The Proxy or Information Statement shall comply in all material respects with the requirements of the Exchange Act. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to any information supplied by the Company which is contained or incorporated by reference in, or furnished in connection with the preparation of, the Proxy or Information Statement.

                  SECTION 3.28 BANK ACCOUNTS AND POWERS OF ATTORNEY. Section
3.28 of Parent Disclosure Schedule sets forth the name of each bank in which Parent have an account, lock box or safe deposit box, the number of each such account, lock box or safe deposit box and the names of the Persons authorized to draw thereon or have access thereto. Except as set forth on Section 3.28 of Parent Disclosure Schedule, no Person holds any power of attorney from Parent.

                  SECTION 3.29 CERTAIN PAYMENTS. Parent, Merger Sub nor any director, officer, agent, or employee thereof, or to the knowledge of Parent, any other Person associated with or acting for or on behalf of Parent, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of Parent or any affiliate of Parent, or (iv) in violation of any legal requirement, or (b) established or maintained any fund or asset that has not been recorded in the books and records of Parent.

                  SECTION 3.30 CUSTOMERS; CUSTOMER RELATIONSHIPS. Section 3.30 of Parent Disclosure Schedule sets forth a complete list of the 10 largest clients and customers of Parent in each of the years ended December 31, 1999 and 1998, including the amounts they paid to Parent in such year. To the knowledge of Parent, there are no facts or circumstances that are likely to result in the loss of any such client or customer of Parent or a material change in the relationship of Parent with any such client or customer.

                  SECTION 3.31 OWNERSHIP OF MERGER SUB; NO PRIOR ACTIVITIES.
(a) Merger Sub is a direct, wholly-owned subsidiary of Parent and was formed solely for the purpose of engaging in the transactions contemplated by this Agreement.

                  (b) As of the date hereof and the Effective Time, expect for obligations or liabilities incurred in connection with its incorporation or organization and the transactions contemplated by this Agreement and expect for this Agreement and any other agreements or arrangements contemplated by this Agreement, Merger Sub has not and will not have incurred, directly or indirectly, through any subsidiary or affiliate, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.


                                   ARTICLE IV

                    CONDUCT OF BUSINESS PENDING THE MERGER

                  SECTION 4.1 CONDUCT OF BUSINESS BY THE COMPANY PENDING THE MERGER. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, the Company covenants and agrees that, unless Parent shall otherwise agree in writing, the Company shall conduct its business only in, and shall not take any action except in, the ordinary course of business and in a manner consistent with past practice; and the Company shall use reasonable commercial efforts to preserve substantially intact the business organization of the Company, to keep available the services of the present officers, employees, agents and consultants of the Company and to preserve the present relationships of the Company with customers, suppliers and other Persons with which the Company has significant business relations. By way of amplification and not limitation, except as contemplated by this Agreement, each of the Company shall not, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, directly or indirectly do, or propose to do, any of the following without the prior written consent of Parent:

                  (a) amend or otherwise change the Company's Certificate of Incorporation or Bylaws;

                  (b) issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, without limitation, any phantom interest) in the Company or any of its Affiliates, except for the issuance of shares of Company Common Stock issuable upon the exercise of the Stock Options and Warrants and other commitments listed in Section 2.4 of the Company Disclosure Schedule;

                  (c) sell, transfer, lease to others or otherwise dispose of or subject to any Encumbrance any material assets or properties of the Company or purchase, lease from others or otherwise acquire any material assets or properties (except for (i) purchases or sales of assets in the ordinary course of business and in a manner consistent with past practice, (ii) dispositions of obsolete or worthless assets, and (iii) purchases or sales of immaterial assets not in excess of $20,000);

                  (d) (i) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any of its capital stock, (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or
         (iii) amend the terms or change the period of exercisability of, purchase, repurchase, redeem or otherwise acquire, or permit any Person to purchase, repurchase, redeem or otherwise acquire, any of its securities, including shares of Company Common Stock or any option, warrant or right, directly or indirectly, to acquire shares of Company Common Stock;

                  (e) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof; (ii) incur any indebtedness for borrowed money, except for borrowings and reborrowing under the Company's existing credit facilities or issue any debt securities or assume, guarantee or endorse or otherwise as an accommodation become responsible for, the obligations of any Person, or make any loans or advances, except in the ordinary course of business consistent with past practice; (iii) authorize any capital expenditures or purchases of fixed assets which are, in the aggregate, in excess of the amount set forth in Section 4.1 of the Company Disclosure Schedule for the Company taken as a whole; or (iv) enter into or amend any contract, agreement, commitment or arrangement to effect any of the matters prohibited by this Section 4.1(e);

                  (f) make any change in the rate of compensation, commission, bonus or other remuneration payable, or pay or agree or promise to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance or vacation pay, to any director, officer, employee, salesman or agent of the Company except in the ordinary course of business consistent with prior practice and pursuant to or in accordance with plans disclosed in Section 2.14(a) of the Company Disclosure Schedule that were in effect as of December 31, 1999 or make any increase in or commitment to increase any employee benefits, adopt or make any commitment to adopt any additional employee benefit plan or make any contribution, other than regularly scheduled contributions, to any Employee Benefit Plan;

                  (g) take any action to change accounting practices, policies or procedures (including procedures with respect to revenue recognition, payments of accounts payable or collection of accounts receivable);

                  (h) make any material tax election inconsistent with past practice or settle or compromise any material federal, state, local or foreign Tax liability or agree to an extension of a statute of limitations, except to the extent the amount of any such settlement has been reserved for in the Company Financial Statements;

                  (i) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise), other than the payment, discharge or satisfaction when due, in the ordinary course of business and consistent with past practice of liabilities reflected or reserved against in the Company Financial Statements or incurred after December 31, 1999 in the ordinary course of business and consistent with past practice;

                  (j) enter into any transaction, contract or commitment other than in the ordinary course of business; or

                  (k) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.1(a) through (j) above, or any action which would make any of the representations or warranties of the Company contained in this Agreement untrue or incorrect or prevent the Company from performing or cause the Company not to perform its covenants herein.

                  SECTION 4.2 CONDUCT OF BUSINESS BY PARENT PENDING THE MERGER. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Parent covenants and agrees that, except as set forth in Section 4.2 of the Parent Disclosure Schedule or unless the Company shall otherwise agree in writing, Parent shall conduct its business, and cause the businesses of Merger Sub to be conducted, in the ordinary course of business and consistent with past practice, other than actions taken by Parent or Merger Sub in contemplation of the Merger, and shall not directly or indirectly do, or propose to do, any of the following without the prior written consent of the Company:

                  (a) amend or otherwise change Parent's Certificate of Incorporation or Bylaws;

                  (b) issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, without limitation, any phantom interest) in Parent, Merger Sub or any of their Affiliates, except for the issuance of shares of Parent Common Stock issuable upon the exercise of the Stock Options and Warrants and other commitments listed in Section 3.2 of the Parent Disclosure Schedule;

                  (c) sell, transfer, lease to others or otherwise dispose of or subject to any Encumbrance any material assets or properties of Parent or purchase, lease from others or otherwise acquire any material assets or properties (except for (i) purchases or sales of assets in the ordinary course of business and in a manner consistent with past practice, (ii) dispositions of obsolete or worthless assets, and (iii) purchases or sales of immaterial assets not in excess of $20,000);

                  (d) (i) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any of its capital stock, (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or
         (iii) amend the terms or change the period of exercisability of, purchase, repurchase, redeem or otherwise acquire, or permit any Person to purchase, repurchase, redeem or otherwise acquire, any of its securities or any securities of Merger Sub, including shares of Parent Common Stock or any option, warrant or right, directly or indirectly, to acquire shares of Parent Common Stock;

                  (e) (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof; (ii) incur any indebtedness for borrowed money, except for borrowings and reborrowing under Parent's existing credit facilities or issue any debt securities or assume, guarantee or endorse or otherwise as an accommodation become responsible for, the obligations of any Person, or make any loans or advances, except in the ordinary course of business consistent with past practice; (iii) authorize any capital expenditures or purchases of fixed assets which are, in the aggregate, in excess of the amount set forth in Section 4.2 of the Parent Disclosure Schedule for Parent taken as a whole; or (iv) enter into or amend any contract, agreement, commitment or arrangement to effect any of the matters prohibited by this Section 4.2(e);

                  (f) make any change in the rate of compensation, commission, bonus or other remuneration payable, or pay or agree or promise to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance or vacation pay, to any director, officer, employee, salesman or agent of Parent except in the ordinary course of business consistent with prior practice and pursuant to or in accordance with plans disclosed in Section 3.12(a) of Parent Disclosure Schedule that were in effect as of December 31, 1999 or make any increase in or commitment to increase any employee benefits, adopt or make any commitment to adopt any additional employee benefit plan or make any contribution, other than regularly scheduled contributions, to any Employee Benefit Plan;

                  (g) take any action to change accounting practices, policies or procedures (including procedures with respect to revenue recognition, payments of accounts payable or collection of accounts receivable);

                  (h) make any material tax election inconsistent with past practice or settle or compromise any material federal, state, local or foreign Tax liability or agree to an extension of a statute of limitations, except to the extent the amount of any such settlement has been reserved for in Parent Financial Statements;

                  (i) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise), other than the payment, discharge or satisfaction when due, in the ordinary course of business and consistent with past practice of liabilities reflected or reserved against in Parent Financial Statements or incurred after December 31, 1999, in the ordinary course of business and consistent with past practice;

                  (j) enter into any transaction, contract or commitment other than in the ordinary course of business; or

                  (k) take, or agree in writing or otherwise to take, any of the actions described in Sections 4.1(a) through (j) above, or any action which would make any of the representations or warranties of Parent contained in this Agreement untrue or incorrect or prevent Parent and Merger Sub from performing or cause Parent and Merger Sub not to perform its covenants herein.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

                  SECTION 5.1 PROXY OR INFORMATION STATEMENT. As promptly as reasonably practicable after the execution of this Agreement, and after the furnishing by the Company and Parent of all information required to be contained therein (which each agrees to do as promptly as practicable after the date hereof), Parent, after obtaining the approval of Company, shall prepare and file with the SEC a proxy statement pursuant to Section 14(a) of the Exchange Act or information statement pursuant to Section 14(c) of the Exchange Act (the "PROXY OR INFORMATION STATEMENT") for the purpose of obtaining approval of the Merger by the shareholders of Parent. Parent, with all reasonable cooperation of the Company, shall use all reasonable efforts to cause file the definitive Proxy or Information Statement with the SEC as soon as reasonably practicable.

                  SECTION 5.2 COMPANY SHAREHOLDERS APPROVAL. The Company Shareholders by execution of this Agreement hereby approves the Merger in all respects as contemplated in this Agreement.

                  SECTION 5.3 ACCESS TO INFORMATION; CONFIDENTIALITY. Upon reasonable notice and subject to restrictions contained in confidentiality agreements to which such party is subject (from which such party shall use reasonable efforts to be released), the Company and Parent shall each (and shall cause each of their Subsidiaries to) afford to the officers, employees, accountants, counsel and other representatives of the other reasonable access, during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records and, during such period, the Company and Parent each shall (and shall cause each of their Subsidiaries to) furnish promptly to the other all information concerning its business, properties and personnel as such other party may reasonably request, and each shall make available to the other the appropriate individuals (including attorneys, accountants and other professionals) for discussion of the other's business, properties and personnel as either Parent or the Company may reasonably request. Each party shall keep such information confidential.

                  SECTION 5.4 CONSENTS; APPROVALS. The Company and Parent shall each use their reasonable best efforts to obtain all consents, waivers, approvals, authorizations or orders (including, without limitation, all United States and foreign governmental and regulatory rulings and approvals), and the Company and Parent shall make all filings (including, without limitation, all filings with United States and foreign governmental or regulatory agencies) required in connection with the authorization, execution and delivery of this Agreement by the Company and Parent and the consummation by them of the transactions contemplated hereby. The Company and Parent shall furnish all information required to be included in the Prospectus and the Registration Statement or for any application or other filing to be made pursuant to the rules and regulations of any United States or foreign governmental body in connection with the transactions contemplated by this Agreement.

                  SECTION 5.5 AGREEMENTS WITH RESPECT TO AFFILIATES. [Omitted.]

                  SECTION 5.6 INDEMNIFICATION AND INSURANCE. (a) The Bylaws and Certificate of Incorporation of the Surviving Corporation shall contain the provisions with respect to indemnification set forth in the Bylaws and Certificate of Incorporation of the Company, which provisions shall not be amended, repealed or otherwise modified for a period of three years from the Effective Time in any manner that would adversely affect the rights thereunder as of the Effective Time of individuals who at the Effective Time were directors or officers of the Company, unless such modification is required after the Effective Time by law.

                  (b) The Surviving Corporation shall, to the fullest extent permitted under applicable law or under the Surviving Corporation's Certificate of Incorporation or Bylaws, indemnify and hold harmless each present and former director or officer of the Company (collectively, the "INDEMNIFIED PARTIES") against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (collectively, "ACTIONS"), (x) arising out of or pertaining to the transactions contemplated by this Agreement, or (y) otherwise with respect to any acts or omissions occurring at or prior to the Effective Time, to the same extent as provided in the Company's Certificate of Incorporation or Bylaws or any applicable contract or agreement as in effect on the date hereof, in each case for a period of three years after the Effective Time; PROVIDED, HOWEVER, that, in the event that any claim or claims for indemnification are asserted or made within such three-year period, all rights to indemnification in respect of any such claim or claims shall continue until the disposition of any and all such claims. In the event of any such Action (whether arising before or after the Effective Time), the Indemnified Parties shall promptly notify the Surviving Corporation in writing, and the Surviving Corporation shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Parties. The Indemnified Parties shall have the right to employ separate counsel in any such Action and to participate in (but not control) the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Parties unless (a) the Surviving Corporation has agreed to pay such fees and expenses, (b) the Surviving Corporation shall have failed to assume the defense of such Action or (c) the named parties to any such Action (including any impleaded parties) include both the Surviving Corporation and the Indemnified Parties and such Indemnified Parties shall have been reasonably advised in writing by counsel that there may be one or more legal defenses available to the Indemnified Parties which are in conflict with those available to the Surviving Corporation. In the event such Indemnified Parties employ separate counsel at the expense of the Surviving Corporation pursuant to clauses (b) or
(c) of the previous sentence, (i) any counsel retained by the Indemnified Parties for any period after the Effective Time shall be reasonably satisfactory to the Surviving Corporation; (ii) the Indemnified Parties as a group may retain only one law firm to represent them in each applicable jurisdiction with respect to any single Action unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties, in which case each Indemnified Person with respect to whom such a conflict exists (or group of such Indemnified Persons who among them have no such conflict) may retain one separate law firm in each applicable jurisdiction; (iii) after the Effective Time, the Surviving Corporation shall pay the reasonable fees and expenses of such counsel, promptly after statements therefor are received; and
(iv) the Surviving Corporation will cooperate in the defense of any such Action. The Surviving Corporation shall not be liable for any settlement of any such Action effected without its written consent.

                  (c) The provisions of this Section 5.6 shall survive the consummation of the Merger at the Effective Time, is intended to benefit the Company, the Surviving Corporation and the Indemnified Parties, shall be binding on all successors and assigns of the Surviving Corporation and shall be enforceable by the Indemnified Parties.

                  SECTION 5.7 NOTIFICATION OF CERTAIN MATTERS. The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any representation or warranty contained in this Agreement to be materially untrue or inaccurate, or (ii) any failure of the Company, Parent or Merger Sub, as the case may be, materially to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; PROVIDED, HOWEVER, that the delivery of any notice pursuant to this Section 5.7 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice; and PROVIDED FURTHER that failure to give such notice shall not be treated as a breach of covenant for the purposes of Sections 6.2(b) or 6.3(b) unless the failure to give such notice results in material prejudice to the other party.

                  SECTION 5.8 FURTHER ACTION/TAX TREATMENT. Upon the terms and subject to the conditions hereof, each of the parties hereto shall use all commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and otherwise to satisfy or cause to be satisfied all conditions precedent to its obligations under this Agreement. The foregoing covenant shall not include any obligation by Parent to agree to divest, abandon, license or take similar action with respect to any assets (tangible or intangible) of Parent or the Company. Each of Parent, Merger Sub and the Company shall use its commercially reasonable efforts to cause the Merger to qualify, and will not (both before and after consummation of the Merger) take any actions which to its knowledge could reasonably be expected to prevent the Merger from qualifying, as a reorganization under the provisions of Section 368 of the Code.

                  SECTION 5.9 PUBLIC ANNOUNCEMENTS. Parent and the Company shall consult with each other before issuing any press release with respect to the Merger or this Agreement and shall not issue any such press release or make any such public statement without the prior consent of the other party, which shall not be unreasonably withheld; PROVIDED, HOWEVER, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may upon the advice of counsel be required by law if it has used all reasonable efforts to consult with the other party.

                  SECTION 5.10 CONVEYANCE TAXES. Parent and the Company shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees, and any similar taxes which become payable in connection with the transactions contemplated hereby that are required or permitted to be filed on or before the Effective Time and the Surviving Corporation shall be responsible for the payment of all such taxes and fees.

                  SECTION 5.11 NO SOLICITATION. Upon execution of this Agreement, Parent, the Company and the Company Shareholders do not have, or shall immediately terminate, any discussions with any third party concerning an Alternative Acquisition (as defined below). From and after the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Parent, the Company and the Company Shareholders shall not, and shall not permit any officer, director, employee, affiliate, investment banker or other agent or other representative of Parent or the Company to, directly or indirectly, other than in connection with the performance and consummation of the transactions contemplated in this Agreement, (1) solicit, engage in discussions or negotiate with any Person (whether such discussions or negotiations are initiated by Parent or the Company, such other Person or otherwise) or take any other action intended or designed to facilitate the efforts of any Person relating to the possible acquisition of the Company or Parent (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) or any material portion of its or their capital stock or assets (with any such efforts by any such Person, including a firm proposal to make such an acquisition, being referred to as an "ALTERNATIVE ACQUISITION"), (2) provide information with respect to Parent or the Company to any Person relating to a possible Alternative Acquisition by any Person, (3) enter into an agreement with any Person providing for a possible Alternative Acquisition, or (4) make or authorize any statement, recommendation or solicitation in support of any possible Alternative Acquisition by any Person.

                                    ARTICLE VI

                            CONDITIONS TO THE MERGER

                  SECTION 6.1 CONDITIONS TO OBLIGATION OF EACH PARTY TO EFFECT THE MERGER. The respective obligations of each party to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

                  (a) DELIVERY OF AUDITED FINANCIAL STATEMENTS. Parent shall have received from Company and Company shall have received from Parent its audited balance sheets as of December 31, 1999 and 1998 and statements of income, stockholders' equity and cash flows and any applicable supplemental information prepared in accordance with generally accepted accounting principles in accordance with the rules and regulations of the SEC (the "AUDITED FINANCIAL STATEMENTS"). Furthermore, there shall be no material adverse change in the financial condition and results of operations as presented in the Audited Financial Statements compared to the financial condition and results of operations as presented in the Parent Financial Statements or the Company Financial Statements, as the case may be.

                  (b) APPROVAL OF SHAREHOLDERS OF PARENT. The shareholders of Parent shall have approved the Merger.

                  (c) GOVERNMENTAL ACTIONS. There shall not have been instituted, pending or threatened any action or proceeding (or any investigation or other inquiry that might result in such an action or proceeding) by any governmental authority or administrative agency before any governmental authority, administrative agency or court of competent jurisdiction, domestic or foreign, nor shall there be in effect any judgment, decree or order of any governmental authority, administrative agency or court of competent jurisdiction, or any other legal restraint (i) preventing or seeking to prevent consummation of the Merger, (ii) prohibiting or seeking to prohibit or limiting or seeking to limit Parent from exercising all material rights and privileges pertaining to its ownership of the Surviving Corporation or the ownership or operation by Parent or any of its Subsidiaries of all or a material portion of the business or assets of Parent or Merger Sub, or (iii) compelling or seeking to compel Parent or Merger Sub to dispose of or hold separate all or any material portion of the business or assets of Parent or the Surviving Corporation, as a result of the Merger or the transactions contemplated by this Agreement.

                  (d) ILLEGALITY. No statute, rule, regulation or order shall be enacted, entered, enforced or deemed applicable to the Merger which makes the consummation of the Merger illegal.

                  SECTION 6.2 ADDITIONAL CONDITIONS TO OBLIGATIONS OF PARENT AND MERGER SUB. The obligations of Parent and Merger Sub to effect the Merger are also subject to the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company and the Company Shareholders contained in this Agreement and in the Company Disclosure Schedule shall be true and correct in all respects on and as of the Effective Time with the same force and effect as if made on and as of the Effective Time, except for (i) changes contemplated by this Agreement, (ii) those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date, subject to clause (iii)), or (iii) where the failure to be true and correct would not reasonably be expected to have a Material Adverse Effect, and Parent and Merger Sub shall have received a certificate dated as of the Closing to such effect signed by the Chief Executive Officer of the Company;

                  (b) AGREEMENTS AND COVENANTS. The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing, and Parent and Merger Sub shall have received a certificate dated as of the Closing to such effect signed by the Chief Executive Officer of the Company;

                  (c) CONSENTS OBTAINED. All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Company for the authorization, execution and delivery of this Agreement, the consummation by it of the transactions contemplated hereby and the continuation in full force and effect of any and all material rights, documents, agreements or instruments of the Company shall have been obtained and made by the Company, except where the failure to receive such consents, waivers, approvals, authorizations or orders would not reasonably be expected to have a Material Adverse Effect on the Parent.

                  SECTION 6.3 ADDITIONAL CONDITIONS TO OBLIGATION OF THE COMPANY. The obligation of the Company to effect the Merger is also subject to the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Parent and Merger Sub contained in this Agreement and the Parent Disclosure Schedule shall be true and correct in all respects on and as of the Effective Time with the same force and effect as if made on and as of the Effective Time, except for (i) changes contemplated by this Agreement, (ii) those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date, subject to clause (iii)), or (iii) where the failure to be true and correct could not reasonably be expected to have a Material Adverse Effect, and the Company shall have received a certificate dated as of the Closing to such effect signed by the Chief Executive Officer of Parent;

                  (b) AGREEMENTS AND COVENANTS. Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Effective Time, and the Company shall have received a certificate dated as of the Closing to such effect signed by the Chief Executive Officer of Parent; and

                  (c) CONSENTS OBTAINED. All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by Parent or Merger Sub for the authorization, execution and delivery of this Agreement, the consummation by them of the transactions contemplated hereby and the continuation in full force and effect of any and all material rights, documents, agreements or instruments of Parent shall have been obtained and made by Parent and Merger Sub, except where the failure to receive such consents, waivers, approvals, authorizations or orders could not be reasonably be expected to have a Material Adverse Effect on Parent.

                  (d) STOCK OPTION AMENDMENTS. Parent shall obtain and deliver to the Company amendments or statements of clarification to each agreement governing the Stock Options in accordance with Section
         1.17 of this Agreement.

                                     ARTICLE VII

                                     TERMINATION

                  SECTION 7.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time, notwithstanding approval thereof by the shareholders of the Company or Parent:

                  (a) by mutual written consent duly authorized by the Boards of Directors of Parent and the Company; or

                  (b) by either Parent or the Company if the Merger shall not have been consummated by July 31, 2000 (provided that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date); or

                  (c) by either Parent or the Company if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued a non-appealable final order, decree or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger (provided that the right to terminate this Agreement under this Section 7.1(c) shall not be available to any party who has not complied with its obligations under Section 5.7 and such noncompliance materially contributed to the issuance of any such order, decree or ruling or the taking of such action); or

                  (d) by Parent or the Company if any representation or warranty of the Company, or Parent and Merger Sub, respectively, set forth in this Agreement shall be untrue when made, such that the conditions set forth in Sections 6.2(a) or 6.3(a), as the case may be, would not be satisfied (a "TERMINATING MISREPRESENTATION"); PROVIDED, HOWEVER, that, if such Terminating Misrepresentation is curable by the Company or Parent, as the case may be, through the exercise of its commercially reasonable efforts and for so long as the Company or Parent, as the case may be, continues to exercise such reasonable efforts, neither Parent nor the Company, respectively, may terminate this Agreement under this Section 7.1(d); or

                  (e) by Parent if any representation or warranty of the Company shall have become untrue such that the condition set forth in
         Section 6.2(a) would not be satisfied (a "COMPANY TERMINATING CHANGE"), or by the Company if any representation or warranty of Parent and Merger Sub shall have become untrue such that the condition set forth in Section 6.3(a) would not be satisfied (a "PARENT TERMINATING CHANGE" and together with a Company Terminating Change, a "TERMINATING CHANGE"), in either case other than by reason of a Terminating Breach (as hereinafter defined); PROVIDED, HOWEVER, that if any such Terminating Change is curable by the Company or Parent, as the case may be, through the exercise of its commercially reasonable efforts, and for so long as the Company or Parent, as the case may be, continues to exercise such commercially reasonable efforts, neither Parent nor the Company, respectively, may terminate this Agreement under this Section 7.1(e); or

                  (f) by Parent or the Company upon a breach of any covenant or agreement on the part of the Company or Parent, respectively, set forth in this Agreement, such that the conditions set forth in Sections

         6.2(b) or 6.3(b), as the case may be, would not be satisfied (a "TERMINATING BREACH"); PROVIDED, HOWEVER, that, if such Terminating Breach is curable by the Company or Parent, as the case may be, through the exercise of its commercially reasonable efforts and for so long as the Company or Parent, as the case may be, continues to exercise such commercially reasonable efforts, neither Parent nor the Company, respectively, may terminate this Agreement under this
         Section 7.1(f).

                  SECTION 7.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto or of any of its Affiliates, directors, officers or stockholders except
(i) as set forth in Section 7.3 and Section 8.1, and (ii) except as provided in Section 7.3, nothing herein shall relieve any party from liability for any breach hereof.

                  SECTION 7.3 FEES AND EXPENSES. (a) Except as otherwise provided in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated, including without limitation the costs and expenses attributable to the preparation of audited and unaudited financial statements of Parent on the one hand and the Company and those entities acquired by the Company pursuant to the Company Acquisition Agreements on the other hand. Parent shall bear all fees, costs and expenses of preparation and filing of the Proxy or Information Statement and any amendments thereto.

                  (b) Upon termination of this Agreement by either Parent or the Company, the respective parties hereto may seek any and all remedies available to it under applicable law.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

                  SECTION 8.1 EFFECTIVENESS OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. (a) Except as otherwise provided in this Section 8.1, the representations, warranties, covenants and agreements of each party hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any other party hereto, any Person controlling any such party or any of their officers, directors or representatives, whether prior to or after the execution of this Agreement. The representations, warranties and agreements in this Agreement and in the Disclosure Schedules shall terminate at the Effective Time or upon the termination of this Agreement pursuant to Section 7.1, as the case may be, except that the covenants and agreements set forth in Article I and Section
5.6 shall survive the Effective Time and those set forth in Section 7.3 shall survive such termination.

                  (b) Any disclosure made with reference to one or more sections of the Company Disclosure Schedule or the Parent Disclosure Schedule shall be deemed disclosed with respect to each other section therein as to which such disclosure is relevant provided that such relevance is reasonably apparent. Disclosure of any matter in the Company Disclosure Schedule or the Parent Disclosure Schedule shall not be deemed an admission that such matter is material.

                  SECTION 8.2 NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier to the parties at the following addresses or sent by electronic transmission, with confirmation received, to the facsimile numbers specified below (or at such other address, facsimile or telephone number or other Person's attention for a party as shall be specified by like notice):

                  (a)     If to Parent or Merger Sub:
                          Precis Smart Card Systems, Inc.
                          2500 McGee Street, Suite 147
                          Norman, Oklahoma 73072
                          Facsimile No.:  (405) 292-4900
                          Telephone No.:  (405) 360-5354
                          Attention: Larry E. Howell, Chief Executive Officer

                  With a copy to:
                          Michael E. Dunn
                          Dunn, Swan & Cunningham
                          2800 Oklahoma Tower
                          210 Park Avenue
                          Oklahoma City, Oklahoma 73102-5604
                          Facsimile No.:  (405) 235-9605
                          Telephone No.:  (405) 235-8318

                  (b)     If to the Company:
                          Foresight, Inc.
                          2500 McGee Drive
                          Norman, Oklahoma 73072
                          Facsimile No.:  (405) 579-9100
                          Telephone No.:  (405) 579-9000
                          Attention: Paul A. Kruger, President

                  With a copy to:
                          Gary C. Rawlinson
                          Crowe & Dunlevy
                          The HiPoint Office Building
                          2500 South McGee, Suite 140
                          Norman, Oklahoma 73070-8012
                          Facsimile No.:  (405) 360-4002
                          Telephone No.:  (405) 321-7317

                  SECTION 8.3 CERTAIN DEFINITIONS. For purposes of this Agreement, the term:

                  (a) "Affiliates" means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned Person;

                  (b) "Business Day" means any day other than a day on which banks in New York or Oklahoma City are required or authorized to be closed;

                  (c) "Control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock, as trustee or executor, by contract or credit arrangement or otherwise;

                  (d) "Person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization other entity or group (as defined in Section 13(d)(3) of the Exchange Act); and

                  (e) "Subsidiary" or "Subsidiaries" of the Company, the Surviving Corporation, Parent or any other Person means any corporation, partnership, limited liability company, or other legal entity of which the Company, the Surviving Corporation, Parent or such other Person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, more than 10% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

                  SECTION 8.4 AMENDMENT. This Agreement may be amended by the Company Shareholders and the Company's Board of Directors and the Board of Directors of Parent and Merger Sub at any time prior to the Effective Time. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

                  SECTION 8.5 WAIVER. At any time prior to the Effective Time, any party hereto may with respect to any other party hereto (a) extend the time for the performance of any of the obligations or other acts, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. For purposes of this Agreement, time shall be of the essence.

                  SECTION 8.6 HEADINGS; CONSTRUCTION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement (a) words denoting the singular include the plural and vice versa, (b) "it" or "its" or words denoting any gender include all genders, (c) the word "including" shall mean "including without limitation," whether or not expressed, (d) any reference to a statute shall mean the statute and any regulations thereunder in force as of the date of this Agreement or the Closing, as applicable, unless otherwise expressly provided, (e) any reference herein to a Section, Article or Schedule refers to a Section or Article of or a Schedule to this Agreement, unless otherwise stated, (f) when calculating the period of time within or following which any act is to be done or steps taken, the date which is the reference day in calculating such period shall be excluded and if the last day of such period is not a Business Day, then the period shall end on the next day which is a Business Day and (g) any reference to a party's "best efforts" or "reasonable efforts" shall not include any obligation of such party to pay, or guarantee the payment of, money or other consideration to any third party or to agree to the imposition on such party or its Affiliates of any condition reasonably considered by such party to be materially burdensome to such party or its Affiliates.

                  SECTION 8.7 SEVERABILITY. (a) If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent reasonably possible.

                  (b) The Company and Parent agree that the fee provided in Section 7.3(a) is fair and reasonable in the circumstances. If a court of competent jurisdiction shall nonetheless, by a final, non-appealable judgment, determine that the amount of such fee exceeds the maximum amount permitted by law, then the amount of such fee shall be reduced to the maximum amount permitted by law in the circumstances, as determined by such court of competent jurisdiction.

                  SECTION 8.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, except as otherwise expressly provided herein.

                  SECTION 8.9 ASSIGNMENT; MERGER SUB. This Agreement shall not be assigned by operation of law or otherwise, except that all or any of the rights of Merger Sub hereunder may be assigned to any direct, wholly-owned

Subsidiary of Parent provided that no such assignment shall relieve the assigning party of its obligations hereunder. Parent guarantees the full and punctual performance by Merger Sub of all the obligations hereunder of Merger Sub or any such assignees.

                  SECTION 8.10 PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and the Company Designees, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, including, without limitation, by way of subrogation, other than Section 5.6 (which is intended to be for the benefit of the Indemnified Parties and may be enforced by such Indemnified Parties).

                  SECTION 8.11 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  SECTION 8.12 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Oklahoma applicable to contracts executed and fully performed within the State of Oklahoma.

                  SECTION 8.13 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  SECTION 8.14 WAIVER OF JURY TRIAL. EACH OF THE COMPANY SHAREHOLDERS, PARENT, MERGER SUB, AND THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

                  SECTION 8.15 JURISDICTION; SERVICE OF PROCESS. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Oklahoma, County of Cleveland or the United States District Court for the Western District of Oklahoma, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein.

                  IN WITNESS WHEREOF, Parent, Merger Sub, the Company and the Company Shareholders have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.


"Parent"                        PRECIS SMART CARD SYSTEMS, INC.


                                By /s/LARRY E. HOWELL
                                  ---------------------------------------------
                                       Larry E. Howell, Chief Executive Officer

"Merger-Sub"                    PRECIS-FORESIGHT ACQUISITION, INC.


                                By /s/LARRY E. HOWELL
                                  ---------------------------------------------
                                       Larry E. Howell, Chief Executive Officer

"Company"                       FORESIGHT, INC.


                                By /s/PAUL A. KRUGER
                                  ---------------------------------------------
                                       Paul A. Kruger, Chief Executive Officer

"Company Shareholders"             /s/PAUL A. KRUGER
                                  ---------------------------------------------
                                       Paul A. Kruger

                                   /s/MARK R. KIDD
                                  ---------------------------------------------
                                       Mark R. Kidd


(Schedules Will Be Furnished Upon Request)
Company Disclosure Schedule
Parent Disclosure Schedule

                 FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

         This FIRST AMENDMENT, dated as of June 22, 2000, to the Agreement and Plan of Merger Agreement dated March 21, 2000, among PRECIS SMART CARD SYSTEMS, INC., an Oklahoma corporation ("PARENT"), PRECIS-FORESIGHT ACQUISITION, INC., an Oklahoma corporation and a wholly-owned subsidiary of Parent ("MERGER SUB"), FORESIGHT, INC., an Oklahoma corporation (the "COMPANY"), and the sole shareholders of the Company, namely Paul A. Kruger and Mark R. Kidd (the "COMPANY SHAREHOLDERS").

                             W I T N E S S E T H:

         1. Parent, Merger Sub, the Company and the Company Shareholders are parties to the Agreement and Plan of Merger pursuant to which the Company will merge with and into Merger Sub on the terms and subject to the conditions set forth therein.

         2. Section 7.1(b) of the Agreement and Plan of Merger provides that the Agreement and Plan of Merger may be terminated by either party if the merger contemplated thereby has not been consummated on or before July 31, 2000; and

         3.       The parties wish to extend the foregoing date to September
30, 2000.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties to this Agreement have agreed, and hereby agree, as follows:

         1. TERMINATION. Section 7.1(b) of the Agreement and Plan of Merger is hereby amended to read as follows:

                  "(b) by either Parent or the Company if the Merger shall not have been consummated by September 30, 2000 (provided that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date); or"

         2. FULL FORCE AND EFFECT. Except as amended hereby, the Agreement and Plan of Merger shall remain in full force and effect.

         3. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be a single agreement.

                  IN WITNESS WHEREOF, Parent, Merger Sub, the Company and the Company Shareholders have caused this First Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.


"Parent"                        PRECIS SMART CARD SYSTEMS, INC.


                                By /s/LARRY E. HOWELL
                                  ---------------------------------------------
                                       Larry E. Howell, Chief Executive Officer

"Merger-Sub"                    PRECIS-FORESIGHT ACQUISITION, INC.


                                By /s/LARRY E. HOWELL
                                  ---------------------------------------------
                                       Larry E. Howell, Chief Executive Officer

"Company"                       FORESIGHT, INC.


                                By /s/PAUL A. KRUGER
                                  ---------------------------------------------
                                       Paul A. Kruger, Chief Executive Officer

"Company Shareholders"             /s/PAUL A. KRUGER
                                  ---------------------------------------------
                                       Paul A. Kruger

                                   /s/MARK R. KIDD
                                  ---------------------------------------------
                                       Mark R. Kidd

                SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER

         This SECOND AMENDMENT, dated as of August 23rd, 2000, to the Agreement and Plan of Merger Agreement dated March 21, 2000, as previously amended as of June 22, 2000, among PRECIS SMART CARD SYSTEMS, INC., an Oklahoma corporation ("PARENT"), PRECIS-FORESIGHT ACQUISITION, INC., an Oklahoma corporation and a wholly-owned subsidiary of Parent ("MERGER SUB"), FORESIGHT, INC., an Oklahoma corporation (the "COMPANY"), and the sole shareholders of the Company, namely Paul A. Kruger and Mark R. Kidd (the "COMPANY SHAREHOLDERS").

                              W I T N E S S E T H:

         1. Parent, Merger Sub, the Company and the Company Shareholders are parties to the Agreement and Plan of Merger pursuant to which the Company will merge with and into Merger Sub on the terms and subject to the conditions set forth therein.

         2. Section 1.6(a) of the Agreement and Plan of Merger provides for the issuance and delivery of Contingent Shares based upon the Consolidated Adjusted Income Before Taxes for the years ended December 31, 2000, 2001 and 2002.

         3. Because of the delay in closing of the Merger and the decrease in the market value of the Parent Common Stock since execution of the Agreement and Plan of Merger on March 21, 2000, the parties desire to include the year ending December 31, 2003 within the formula for determining the number of shares of Parent Common Stock to be issued and delivered as the Contingent Shares.

         4. Section 7.1(b) of the Agreement and Plan of Merger provides that the Agreement and Plan of Merger may be terminated by either party if the merger contemplated thereby has not been consummated on or before September 30, 2000.

         5. The parties wish to extend the foregoing date to December 31, 2000.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties to this Agreement have agreed, and hereby agree, as follows:

         1. EFFECT ON CAPITAL STOCK. Section 1.6(a) of the Agreement and Plan of Merger is hereby amended to read as follows:

                       (a) Conversion of Securities. (i) The outstanding
              Common Shares shall be exchanged, in the aggregate, for the following number of shares of Parent Common Stock to be delivered as follows:

                                (A) At Closing, Parent shall issue and
                       deliver (i) to Paul A. Kruger 166,667 shares of Parent's Series A Convertible Preferred Stock ( the "PARENT PREFERRED STOCK") and (ii) to the Company Shareholders 500,000 shares of Parent Common Stock, of which 90 percent of the shares of Parent Common Stock shall be issued and delivered to Paul A. Kruger and 10 percent of the shares of Parent Common Stock shall be issued and delivered to Mark R. Kidd; provided, however, that in the event the net income before income tax expense of the Company for the year ended December 31, 1999 as reflected in the audited statement of income of the Company ("COMPANY 1999 NET INCOME BEFORE INCOME TAXES"), is less than $450,000, the 500,000 shares of Parent Common Stock delivered at Closing to the Company Shareholders shall be reduced by one share for each $1.00 increment that Company 1999 Net Income Before Income Taxes is less than $500,000. For purposes of the following subparagraphs (B), (C), and (D), the term "Company 1999 Base Income" shall mean the lesser of (i) the number of shares of Parent Common Stock issued at the Closing multiplied by $1.00 or (ii) $500,000.

                                (B) Parent shall issue and deliver to the
                       Company Shareholders one share of Parent Common Stock for each $1.00 that Consolidated Adjusted Income Before Taxes of Parent for the year ended December 31, 2000, assuming the Merger occurred on January 1, 2000, plus the loss of Parent during the period commencing January 1, 2000, and ending on the Effective Date, exceeds Company 1999 Base Income.

                                (C) Parent shall issue and deliver to the
                       Company Shareholders one share of Parent Common Stock for each $1.00 that Consolidated Adjusted Income Before Taxes of Parent for the year ended December 31, 2001, exceeds the greater of (i) Company 1999 Base Income or (ii) Consolidated Adjusted Income Before Taxes of Parent for the year ended December 31, 2000, assuming the Merger occurred on January 1, 2000, plus the loss of Parent during the period commencing January 1, 2000, and ending on the Effective Date.

                                (D) Parent shall issue and deliver to the
                       Company Shareholders one share of Parent Common Stock for each $1.00 that Consolidated Adjusted Income Before Taxes of Parent for the year ended December 31, 2002, exceeds greater of (i) Company 1999 Base Income or (ii) Consolidated Adjusted Income Before Taxes of Parent for the year ended December 31, 2000, assuming the Merger occurred on January 1, 2000, plus the loss of Parent during the period commencing January 1, 2000, and ending on the Effective Date, or
                       (iii) Consolidated Adjusted Income Before Taxes of Parent for the year ended December 31, 2001.

                                (E) Parent shall issue and deliver to the
                       Company Shareholders one share of Parent Common Stock for each $1.00 that Consolidated Adjusted Income Before Taxes of Parent for the year ended December 31, 2003, exceeds greater of (i) Company 1999 Base Income or (ii) Consolidated Adjusted Income Before Taxes of Parent for the year ended December 31, 2000, assuming the Merger occurred on January 1, 2000, plus the loss of Parent during the period commencing January 1, 2000, and ending on the Effective Date, or
                       (iii) Consolidated Adjusted Income Before Taxes of Parent for the year ended December 31, 2001 or (iv) Consolidated Adjusted Income Before Taxes of Parent for the year ended December 31, 2002.

         For purposes of this Agreement, "CONSOLIDATED ADJUSTED INCOME BEFORE TAXES" shall mean the net income before income tax expense for the applicable fiscal year (determined in accordance with generally accepted accounting principles for financial reporting purposes under the rules and regulations of the U.S. Securities and Exchange Commission), plus the amount of amortization during the fiscal year attributable to the acquisition of the Company by Parent pursuant to this Agreement. Furthermore, any shares of Parent Common Stock to be issued and delivered to the Company Shareholders pursuant to Section 1.6(a), other than those shares of Parent Common Stock issued and delivered at Closing, are referred to herein as the "CONTINGENT SHARES."

                  Following the determination of Consolidated Adjusted Income Before Income Taxes of Parent for each of the years ended December 31, 2000, 2001, 2002 and 2003, any issuances and deliveries of the Parent Common Stock pursuant to this Section 1.6(a) and not made at Closing, shall be made as soon as reasonably practicable following the applicable determination. Provided, however, the Contingent Shares shall be issued and delivered to the Company Shareholders in accordance with the separate agreement to be executed and delivered simultaneously with this Agreement between Parent and the Company Shareholders. All shares of Parent Common Stock and Parent Preferred Stock issued and distributed to the Company Shareholders pursuant to Section 1.6(a) shall be fully paid and non-assessable shares, subject to adjustment pursuant to Section 1.6(e).

                  The number of shares of Parent Common Stock and Parent Preferred Stock into which each outstanding Common Share is converted pursuant to this Section 1.6(a) is referred to herein as the "EXCHANGE RATIO."

         2. TERMINATION. Section 7.1(b) of the Agreement and Plan of Merger is hereby amended to read as follows:

                  (b) by either Parent or the Company if the Merger shall not have been consummated by December 31, 2000 (provided that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date); or

         3. FULL FORCE AND EFFECT. Except as amended hereby, the Agreement and Plan of Merger shall remain in full force and effect.

         4. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be a single agreement.

              IN WITNESS WHEREOF, Parent, Merger Sub, the Company and the Company Shareholders have caused this Second Amendment to be executed as of the date first written above by their respective officers hereunto duly authorized.

"Parent"                        PRECIS SMART CARD SYSTEMS, INC.


                                By   /s/LARRY E. HOWELL
                                  ----------------------------------------------
                                        Larry E. Howell, Chief Executive Officer

"Merger-Sub"                    PRECIS-FORESIGHT ACQUISITION, INC.


                                By   /s/LARRY E. HOWELL
                                  ----------------------------------------------
                                        Larry E. Howell, Chief Executive Officer

"Company"                       FORESIGHT, INC.


                                By   /s/PAUL A. KRUGER
                                  ----------------------------------------------
                                        Paul A. Kruger, Chief Executive Officer

"Company Shareholders"               /s/PAUL A. KRUGER
                                  ----------------------------------------------
                                        Paul A. Kruger

                                     /s/MARK R. KIDD
                                  ----------------------------------------------
                                        Mark R. Kidd

                                                                     APPENDIX B

                        PRECIS SMART CARD SYSTEMS, INC.
                            1999 STOCK OPTION PLAN

                                  ARTICLE 1

                             GENERAL PROVISIONS

         1.1 PURPOSE. The purpose of the PRECIS SMART CARD SYSTEMS, INC. 1999 STOCK OPTION PLAN (this "Plan") shall be to attract, retain and motivate key employees and independent contractors and consultants (the "Participants") of Precis Smart Card Systems, Inc. (the "Company") and its subsidiaries, if any, by way of granting (i) non-qualified stock options ("Stock Options"), (ii) non-qualified stock options with stock appreciation rights attached ("Stock Option SARs"), (iii) incentive stock options ("ISO Options"), and (iv) ISO Options with stock appreciation rights attached ("ISO Option SARs"). For the purpose of this Plan, Stock Option SARs and ISO Option SARs are sometimes collectively herein called "SARs;" and Stock Options and ISO Options are sometimes collectively herein called "Options." The ISO Options to be granted under this Plan are intended to be qualified pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Stock Options to be granted are intended to be "non-qualified stock options" as described in Sections 83 and 421 of the Code. The failure of an ISO Option to qualify under
Section 422 of the Code shall not affect the rights of the holder of the ISO Option, although the ISO Option shall be automatically converted to a Stock Option, and under no circumstances shall the Company have any liability as a result of such failure. Furthermore, under this Plan, the terms "parent" and "subsidiary" shall have the same meaning as set forth in Subsections (e) and
(f) of Section 425 of the Code unless the context herein clearly indicates to the contrary.

         1.2 GENERAL. The terms and provisions of this Article I shall be applicable to Stock Options, SARs and ISO Options unless the context herein clearly indicates to the contrary.

         1.3 ADMINISTRATION OF THIS PLAN. This Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board shall have the power where consistent with the general purpose and intent of this Plan to (i) modify the requirements of this Plan to conform with the law or to meet special circumstances not anticipated or covered in this Plan, (ii) suspend or discontinue this Plan, (iii) establish policies and (iv) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of this Plan including the form of any "stock option agreements" ("Stock Option Agreements"). Unless otherwise provided in this Plan, the Board shall have the authority to interpret and construe this Plan, and determine all questions arising under this Plan and any agreement made pursuant to this Plan. Any interpretation, decision or determination made by the Board shall be final, binding and conclusive. A majority of the Board shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Board.

         1.4 SHARES SUBJECT TO THIS PLAN. Shares of stock ("Stock") covered by Stock Options, SARs and ISO Options shall consist of 145,000 shares of the Common Stock, $.01 par value, of the Company. Either authorized and unissued shares or treasury shares may be delivered pursuant to this Plan. If any Option for shares of Stock, granted to a Participant lapses, or is otherwise terminated, the Board may grant Stock Options, SARs or ISO Options for such shares of Stock to other Participants. However, neither Stock Options, SARs nor ISO Options shall be granted again for shares of Stock which have been subject to SARs which are surrendered in exchange for cash or shares of Stock issued pursuant to the exercise of SARs as provided in Article II hereof.

         1.5 PARTICIPATION IN THIS PLAN. The Board shall determine from time to time those Participants who are to be granted Stock Options, SARs and ISO Options and the number of shares of Stock covered thereby. Directors who are not employees of the Company or of a subsidiary shall not be eligible to be granted ISO Options under this Plan.

         1.6 DETERMINATION OF FAIR MARKET VALUE. As used in this Plan, "fair market value" shall mean on any particular day (i) if the Stock is listed or admitted for trading on any national securities exchange or the National Market System of The Nasdaq Stock Market, Inc., the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations, for such day of the Stock on the principal securities exchange on which shares of Stock are listed, (ii) if Stock is not traded on any national securities exchange but is quoted on The Nasdaq Stock Market, Inc. Automated Quotation System or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Stock on such system, (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Stock as reported by the National Daily Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Stock on at least five (5) of the ten (10) preceding days, (iv) in lieu of the above, if actual transactions in the shares of Stock are reported on a consolidated transaction reporting system, the last sale price of the shares of Stock on such system or, (v) if none of the conditions set forth above is met, the fair market value of shares of Stock as determined by the Board. Provided, for purposes of determining "fair market value" of the Common Stock of the Company, such value shall be determined without regard to any restriction other than a restriction which will never lapse.

         1.7 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number of shares of Stock under Stock Options and ISO Options granted under this Plan, the Option Price and the ISO Price and the total number of shares of Stock which may be purchased by a Participant on exercise of a Stock Option and an ISO Option shall be appropriately adjusted (including appropriate adjustment) by the Board from time to time upon the occurrence, after the date hereof, of the following events:

                  1.7.1 STOCK DIVIDENDS, FORWARD SPLITS AND REVERSE SPLITS. In case the Company shall (i) pay a dividend in, or make a distribution of, shares of its common stock or of capital stock convertible into common stock on its outstanding common stock ("Stock Dividend"), (ii) subdivide its outstanding shares of common stock into a greater number of such shares ("Forward Split") or (iii) combine its outstanding shares of common stock into a smaller number of such shares ("Reverse Split"), the total number of shares of Stock (and, if applicable, the capital stock convertible into common stock), the number of shares Stock purchasable upon the exercise of each Option outstanding immediately prior thereto shall be adjusted so that the holder of the Option upon exercise shall be entitled to receive at the same aggregate Option Price or the ISO Price the number of shares of Stock (and, if applicable, the capital stock convertible into common stock) which such holder would have owned or have been entitled to receive immediately following the happening of any of the event described above had such Option been exercised in full immediately prior to the happening of such event. Any adjustment made pursuant to this Subsection shall, in the case of a Stock Dividend, automatically become effective as of the record date therefor and, in the case of a Forward Split or Reverse Split, be made as of the effective date thereof. If, as a result of an adjustment made pursuant to this Subsection, the holder of any Option thereafter exercised shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board (whose determination shall be conclusive and shall be evidenced by a Board resolution) shall determine the allocation of the Option Price or the ISO Price between or among shares of such classes of capital stock.

                  1.7.2 NON-ADJUSTMENT OF EXERCISE PRICE. In the event of any adjustment of the total number of shares of Stock purchasable upon the exercise of outstanding Options pursuant to Subsection 1.7.1, the Option Price or the ISO Price of each such Option shall remain unchanged, but the number of Shares (and, if applicable, the capital stock convertible into common stock) purchasable upon exercise of each such Option shall be adjusted as provided in Subsection 1.7.1.

                  1.7.3 REORGANIZATION OR RECLASSIFICATION. In the event of a capital reorganization or a reclassification of the common stock (except as provided in Subsection 1.7.1 or Subsection 1.7.5), the holder of Options, upon exercise thereof, shall be entitled to receive, in lieu of the Stock to which the holder would have become entitled upon exercise immediately prior to such reorganization or reclassification, the Stock (of any class or classes) or other securities or property of the Company (or cash) that the holder would have been entitled to receive at the same aggregate Option Price or the ISO Price upon such reorganization or reclassification if the Options held had been exercised immediately prior thereto; and in any such case, appropriate provision (as determined by the Board, whose determination shall be conclusive and shall be evidenced by a Board resolution) shall be made for the application of this Section 1.7 with respect to the rights and interests thereafter of the holders of outstanding Options (including, but not limited to, the allocation of the Option Price or the ISO Price between or among shares of classes of capital stock), to the end that this Section 1.7 (including the adjustments of the number of shares of Stock or other securities purchasable) shall thereafter be reflected, as nearly as reasonably practicable, in all subsequent exercises of the Options for any Stock or securities or other property (or cash) thereafter deliverable upon the exercise of the Options.

                  1.7.4 NOTIFICATION OF OPTION HOLDERS. Whenever the number of shares of Stock or other securities purchasable upon exercise of an Option is adjusted as provided in this Section 1.7, the Company will promptly provide the holders of outstanding Options a letter or certificate signed by the Chairman of the Board, Chief Executive Officer or the President, or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth (i) the number and kind of shares purchasable, as so adjusted, (ii) stating that such adjustments in the number shares of Stock or kind of shares or other securities conform to the requirements of this Section 1.7, and (iii) setting forth a brief statement of the facts accounting for such adjustments. Such letters or certificates shall be conclusive evidence of the correctness of such adjustments. Such letters or certificates will be promptly delivered, by first-class, postage prepaid mail, to the registered holders of the outstanding Certificates; provided, however, that failure to deliver such letters or certificates required under this Subsection, or any defect therein, shall not affect the legality or validity of any such adjustments under this Section 1.7.

                  1.7.5 CONSOLIDATION OR MERGER. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the corporation formed by such consolidation or merger or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to each holder of outstanding Options a supplemental agreement providing that the holder of each Option then outstanding shall have the right thereafter (until the expiration of such Options) to receive, upon exercise of such Options, solely the kind and amount of shares of stock and other securities and property (or cash) receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Stock of the Company for which such Options might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 1.7. The above provision of this Subsection 1.7.5 shall similarly apply to successive consolidations, mergers, sales or transfers.

                  1.7.6 EFFECTIVE UPON STOCK OPTION AGREEMENTS. Irrespective of any adjustments in the number or kind of shares issuable upon exercise of the Options, the Stock Option Agreement theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Stock Option Agreements initially issuable pursuant to this Plan.

                  1.7.7 RETAIN INDEPENDENT PUBLIC ACCOUNTANTS. The Company may retain a firm of independent public accountants of recognized standing, which may be the firm regularly retained by the Company, selected by the Board to make any computation required under this
         Section 1.7, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 1.7.

                  1.7.8 DEFINITION OF STOCK. For the purpose of this Section 1.7, the term "Stock" shall mean (i) the class of stock designated as common stock in the Certificate of Incorporation of the Company, as amended, at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time as a result of an adjustment made pursuant to this Section 1.7, the holder of any Options thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Stock, thereafter the number of such other shares so receivable upon exercise of any Options shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Stock contained in this Section 1.7, and all other provisions of this Plan, with respect to the Stock, shall apply on like terms to any such other shares.

         1.8 AMENDMENT AND TERMINATION OF THIS PLAN. This Plan shall terminate at midnight, December 31, 2009, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board. Provided, that no action of the Board may, without the approval of the shareholders of the Company, increase the aggregate number of shares of Stock which may be purchased under Stock Options, SARs or ISO Options granted under this Plan; withdraw the administration of this Plan from the Board; amend or alter the Option Price or ISO Price, as applicable; change the manner of computing the spread upon the exercise of a SAR or amend this Plan in any manner which would impair the applicability of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, to this Plan. Except as provided in this
Article I, no amendment, modification or termination of this Plan shall in any manner adversely affect any Stock Option, SAR or ISO Option theretofore granted under this Plan without the consent of the affected Participant.

         1.9 EFFECTIVE DATE. This Plan shall be effective January 1, 1999, subject to approval by the holders of a majority of the outstanding Common Stock of the Company present, or represented, and entitled to vote at a meeting called for such purpose or pursuant to a consent in lieu of meeting executed by a majority of the holders of the outstanding Common Stock of the Company.

         1.10 SECURITIES LAW REQUIREMENTS. The Company shall have the right, but not the obligation, to cause the shares of Stock issuable upon exercise of the Options to be registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state or jurisdiction. As a condition precedent to the grant of any Option or the issuance or transfer of shares pursuant to the exercise of any Option, the Company may require the Participant or holder to take any reasonable action to meet such requirements or to obtain such approvals. The Company shall have the right to restrict the transferability of shares of Stock issued or transferred upon exercise of the Options in such manner as it deems necessary or appropriate to insure the availability of any exemption from registration under the Securities Act and any other applicable securities laws or regulations that may be available.

         1.11 SEPARATE CERTIFICATES. Upon exercise of the Options, separate certificates representing the Stock or, if applicable, other securities of the Company to be delivered to a holder upon the exercise will be issued to the holders of the Options.

         1.12  PAYMENT FOR STOCK; RECEIPT OF STOCK OR CASH IN LIEU OF PAYMENT.

                  (a) PAYMENT FOR STOCK. Payment for shares of Stock purchased under this Plan shall be made (i) in full and in cash or check made payable to the Company or (ii) may also be made in Common Stock of the Company but only in the event the Common Stock of the Company has been held or beneficially owned for six months or more or (iii) a combination of cash and such Common Stock of the Company. In the event that Common Stock of the Company is utilized in consideration for the purchase of Stock upon the exercise of an Option, then, such Common Stock shall be valued at the "fair market value" as defined in Section
         1.6 of this Plan.

                  (b) RECEIPT OF STOCK OR CASH IN LIEU OF PAYMENT. Furthermore, a Participant may exercise an Option without payment of the Option Price or ISO Price in the event that the exercise is pursuant to rights under an SAR attached to the Option and such SAR is exercisable on the date of exercise of the Option to which it is attached. In the event an Option with an SAR attached is exercised without payment of the Option Price or ISO Price in cash or by check, the Participant shall be entitled to receive either (i) a cash payment from the Company equal to the excess of the total fair market value of the shares of Stock on such date as determined with respect to which the Option is being exercised over the total cash Option Price or ISO Price of such shares of Stock as set forth in the Option or (ii) that number of whole shares of Stock as is determined by dividing (A) an amount equal to the fair market value per share of Stock on the date of exercise into (B) an amount equal to the excess of the total fair market value of the shares of Stock on such date with respect to which the Option is being exercised over the total cash Option Price or ISO Price of such shares of Stock as set forth in the Option, and fractional shares will be rounded to the next lowest number and the Participant will receive cash in lieu thereof.

         1.13 INCURRENCE OF DISABILITY AND RETIREMENT. A Participant shall be deemed to have terminated his employment as an employee, his independent contractor arrangement or consulting arrangement with the Company and incurred a disability ("Disability") if such Participant suffers a physical or mental condition which, in the judgment of the Board, totally and permanently prevents a Participant from engaging in any substantial gainful employment with or the providing of services or consulting for the Company or a subsidiary. A Participant shall be deemed to have terminated employment as an employee, independent contractor or a consultant due to retirement ("Retirement") if such Participant ceases to be an employee, independent contractor or a consultant of the Company or its subsidiary, without cause, after attaining the age of 55.

         1.14 STOCK OPTIONS AND ISO OPTIONS GRANTED SEPARATELY. Because the Board is authorized to grant Stock Options, SARs and ISO Options to Participants, the grant thereof and Stock Option Agreements relating thereto will be made separately and totally independent of each other. Except as it relates to the total number of shares of Stock which may be issued under this Plan, the grant or exercise of a Stock Option or SARs shall in no manner affect the grant and exercise of any ISO Options. Similarly, the grant and exercise of any ISO Option shall in no manner affect the grant and exercise of any Stock Option or SARs.

         1.15 GRANTS OF OPTIONS AND STOCK OPTION AGREEMENT. Each Stock Option, ISO Option and/or SAR granted under this Plan shall be evidenced by the minutes of a meeting of the Board or by the written consent of the Board and by a written Stock Option Agreement effective on the date of grant and executed by the Company and the Participant. Each Option granted hereunder shall contain such terms, restrictions and conditions as the Board may determine, which terms, restrictions and conditions may or may not be the same in each case.

         1.16 USE OF PROCEEDS. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options granted under this Plan shall be added to the Company's general funds and used for general corporate purposes.

         1.17 NON-TRANSFERABILITY OF OPTIONS. Except as otherwise herein provided, any Option or SAR granted shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Participant, only by the Participant. More particularly (but without limiting the generality of the foregoing), the Option and/or SAR may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option and/or SAR contrary to the provisions hereof shall be null and void and without effect.

         1.18 ADDITIONAL DOCUMENTS ON DEATH OF PARTICIPANT. No transfer of an Option and/or SAR by the Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice and an unauthenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the successor to the Option and/or SAR of the terms and conditions of such Option and/or SAR.

         1.19 CHANGES IN EMPLOYMENT. So long as the Participant shall continue to be an employee, independent contractor or consultant of the Company or any one of its subsidiaries, any Option granted to him shall not be affected by any change of duties or position. Nothing in this Plan or in any Stock Option Agreement which relates to this Plan shall confer upon any Participant any right to continue in the employ as an employee, independent contractor or consultant of the Company or of any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment or independent contractor arrangement or consulting arrangement at any time.

         1.20 SHAREHOLDER RIGHTS. No Participant shall have a right as a shareholder with respect to any shares of Stock subject to an Option prior to the purchase of such shares of Stock by exercise of the Option.

         1.21 RIGHT TO EXERCISE UPON COMPANY CEASING TO EXIST. Where dissolution or liquidation of the Company or any merger consolidation or combination in which the Company is not the surviving corporation occurs, the Participant shall have the right immediately prior to such dissolution, liquidation, merger, consolidation or combination, as the case may be, to exercise, in whole or in part, the Participant's then remaining Options whether or not then exercisable, but limited to that number of shares of Stock (and, if applicable, any other securities of the Company) that can be acquired without causing the Participant to have an "excess parachute payment" as determined under Section 280G of the Code determined by taking into account all of Participant's "parachute payments" determined under Section 280G of the Code. Provided, the foregoing notwithstanding, after the Participant has been afforded the opportunity to exercise his or her then remaining Options as provided in this Section 1.21, and to the extent such Options are not timely exercised as provided in this Section 1.21, then, the terms and provisions of this Plan and any Stock Option Agreement will thereafter continue in effect, and the Participant will be entitled to exercise any such remaining and unexercised Options in accordance with the terms and provisions of this Plan and such Stock Option Agreement as such Options thereafter become exercisable. Provided further, that for the purposes of this Section 1.21, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and results only in a mere change in the identity, form, or place of organization of the Company accomplished in accordance with Section 368(a)(1)(F) of the Code, then, such event shall not cause an acceleration of the exercisability of any such Options granted under this Plan.

         1.22 ASSUMPTION OF OUTSTANDING OPTIONS AND SARS. To the extent permitted by the then applicable provisions of the Code, any successor to the Company succeeding to, or assigned the business of, the Company as the result of or in connection with a corporate merger, consolidation, combination, reorganization or liquidation transaction shall assume Options and SARs outstanding under this Plan or issue new Options and/or SARs in place of outstanding Options and/or SARs under this Plan.

                                     ARTICLE II

                         TERMS OF STOCK OPTIONS AND EXERCISE

         2.1  GENERAL TERMS.

                  (a) GRANT AND TERMS FOR STOCK OPTIONS. Stock Options shall be granted by the Board on the following terms and conditions: No Stock Option shall be exercisable within six months from the date of grant (except as specifically provided in Subsection 2.1(c) hereof, with regard to the death or Disability of a Participant), nor more than five years after the date of grant. Subject to such limitation, the Board shall have the discretion to fix the period (the "Option Period") during which any Stock Option may be exercised. Stock
         Options granted shall not be transferable except by will or by the laws of descent and distribution.

                  (b) OPTION PRICE. The option price ("Option Price") for shares of Stock subject to Stock Option shall be determined by the Board, but in no event shall such Option Price be less than 85 percent of the "fair market value" of the Stock on the date of grant.

                  (c) ACCELERATION OF OTHERWISE UNEXERCISABLE STOCK OPTION ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Board, in its sole discretion, may permit (i) a Participant who terminates employment as an employee, an independent contractor or a consultant due to Retirement, (ii) a Participant who terminates employment as an employee, an independent contractor or a consultant due to a Disability, (iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment as an employee, independent contractor or a consultant upon the occurrence of special circumstances (as determined by the Board), to exercise and purchase all or any part of the shares subject to Stock Option on the date of the Participant's termination, Retirement, Disability, death, or as the Board otherwise so determines, notwithstanding that all installments, if any, with respect to such Stock Option, had not accrued or vested on such date. Provided, such discretionary authority of the Board shall not be exercised with respect to any Stock Option (or portion thereof) if the applicable six-month waiting period for exercise had not expired, except in the event of the death or disability of the Participant when the personal representative of the deceased Participant or the disabled Participant may, with the consent of the Board, exercise such Stock Option notwithstanding the fact that the applicable six-month waiting period had not yet expired.

                  (d) NUMBER OF STOCK OPTIONS GRANTED. Participants may be granted more than one Stock Option. In making any such determination, the Board shall obtain the advice and recommendation of the officers of the Company or a subsidiary which have supervisory authority over such Participants. The granting of a Stock Option under this Plan shall not affect any outstanding Stock Option previously granted to a Participant under this Plan.

                  (e) NOTICE OF EXERCISE STOCK OPTION. Upon exercise of a Stock Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board, at the Company's main office in Oklahoma City, Oklahoma. No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased, if applicable, and any required state and federal withholding taxes.

                                      ARTICLE III

                                         SARS

3.1 GENERAL TERMS.

                  (a) GRANT AND TERMS OF SARS. The Board may grant SARs to Participants in connection with Options granted under this Plan. SARs shall not be exercisable (i) earlier than six months from the date of grant except as specifically provided in Subsection 3.1(b) hereof in the case of the death or Disability of a Participant, and (ii) shall terminate at such time as the Board determines and shall be exercised only upon surrender of the related Option and only to the extent that the related Option (or the portion thereof as to which the SAR is exercisable) is exercised. SARs may be exercised only by the Participant while actively employed as an employee, an independent contractor or a consultant by the Company or a subsidiary except that
         (i) any SARs previously granted to a Participant which are otherwise exercisable may be exercised, with the approval of the Board, by the personal representative of a deceased Participant, even if such death should occur within six months of the date of grant (but not beyond the expiration date of such SAR), and (ii) if a Participant terminates his employment as an employee, his independent contractor arrangement or his consulting arrangement with the Company or a subsidiary, as the case may be, on account of Retirement or incurring a Disability, such Participant may exercise any SARs which are otherwise exercisable, with the approval of the Board, anytime within three months of the date of the termination by Retirement or within 12 months of termination by Disability. If a Participant should die during the applicable three-month period following the date of such Participant's Retirement or during the applicable 12 month period following the date of termination on account of Disability, the rights of the personal representative of such deceased Participant as such relate to any SARs granted to such deceased Participant shall be governed in accordance with (i) of the second sentence of this Subsection 3.1(a) of this Article III. The applicable SAR shall (i) terminate upon the termination of the underlying Option, (ii) only be transferable at the same time and under the same conditions as the underlying Option is transferable, (iii) only be exercised when the underlying Option is exercised, and (iv) may be exercised only if there is a positive spread between the Option Price or ISO Price, as applicable and the "fair market value" of the Stock for which the SAR is exercised.

                  (b) ACCELERATION OF OTHERWISE UNEXERCISABLE SARS ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Board, in its sole discretion, may permit (i) a Participant who terminates employment as an employee, an independent contractor or a consultant with the Company or a subsidiary due to Retirement, (ii) a Participant who terminates his employment as an employee, his independent contractor arrangement or his consulting arrangement with the Company or a subsidiary due to a Disability, (iii) the personal representative of such deceased Participant, or (iv) any other Participant who terminates employment as an employee, his independent contractor arrangement or his consulting arrangement with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Board) to exercise (within three years of such date of termination of employment, independent contractor arrangement or consulting arrangement, or the Participant's Retirement, Disability or death, as the case may be) all or any part of any such SARs previously granted to such Participant as of the date of such Participant's termination, Retirement, Disability, death, or as the Board otherwise so determines, notwithstanding that all installments, if any with respect to such SARs, had not accrued on such date. Provided, such discretionary authority of the Board may not be exercised with respect to any SAR (or portion thereof if the applicable six-month waiting period for exercise had not expired as of such date, except (i) in the event of the Disability of the Participant or (ii) the death of the Participant, when such disabled Participant or the personal representative of such deceased Participant may, with the consent of the Board, exercise such SARs notwithstanding the fact that the applicable six-month waiting period had not yet expired.

                  (c) FORM OF PAYMENT OF SARS. The Participant may request the method and combination of payment upon the exercise of a SAR; however, the Board has the final authority to determine whether the value of the SAR shall be paid in cash or shares of Stock or both. Upon exercise of a SAR, the holder is entitled to receive the excess amount of the "fair market value" of the Stock (as of the date of exercise) for which the SAR is exercised over the Option Price or ISO Price, as applicable, under the related Stock Option or ISO Option, as the case may be. All applicable federal and state withholding taxes will be paid by the Participant to the Company upon the exercise of a SAR because the excess amount described above will be required to be included within taxable income in accordance with Sections 61 and 83 of the Code.

                                    ARTICLE IV

                              GRANTING OF ISO OPTIONS

         4.1 GENERAL. With respect to ISO Options granted on or after the effective date of this Plan and intended to qualify as "incentive stock options" as defined in Section 422 of the Code, the provisions of this Article IV shall apply.

         4.2 GRANT AND TERMS OF ISO OPTIONS. ISO Options may be granted only to employees of the Company and any of its subsidiaries. No ISO Options shall be granted to any person who is not eligible to receive "incentive stock options" as provided in Section 422 of the Code. No ISO Options shall be granted to any management employee if, immediately before the grant of an ISO Option, such employee owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (as determined in accordance with the stock attribution rules contained in Section 425(d) of the
Code). Provided, the preceding sentence shall not apply if, at the time the ISO Option is granted, the ISO Price is at least 110 percent of the "fair market value" of the Stock subject to the ISO Option, and such ISO Option by its terms is not exercisable after the expiration of five years from the date such ISO Option is granted.

                  (a) ISO OPTION PRICE. The option price for shares of Stock subject to an ISO Option ("ISO Price") shall be determined by the Board, but in no event shall such ISO Price be less than the fair market value of the Stock on the date of grant.

                  (b) ANNUAL ISO OPTION LIMITATION. The aggregate "fair market value" (determined as of the time the ISO Option is granted) of the Stock with respect to which ISO Options are exercisable for the first time by any Participant during in any calendar year (under all "incentive stock option" plans qualified under Section 422 of the Code sponsored by the Company and its subsidiary corporations) shall not exceed $100,000.

                  (c) TERMS OF ISO OPTIONS. ISO Options shall be granted on the following terms and conditions: (i) no ISO Option shall be exercisable within six months from the date of grant (except as specifically provided in Subsection 4.2(d) hereof with regard to the Disability or death of a Participant), nor more than ten years after the date of grant; (ii) the Board shall have the discretion to fix the period (the "ISO Period") during which any ISO Option may be exercised; (iii) ISO Options granted shall not be transferable except by will or by the laws of descent and distribution; (iv) ISO Options shall be exercisable only by the Participant while actively employed by the Company or a subsidiary, except that (A) any such ISO Option granted and which is otherwise exercisable, may be exercised by the personal representative of a deceased Participant within 12 months after the death of such Participant (but not beyond the expiration date of such ISO Option), (B) if a Participant terminates his employment as an employee with the Company or a subsidiary on account of Retirement, such Participant may exercise any ISO Option which is otherwise exercisable at any time within three months of such date of termination and (C) if a Participant terminates his employment with the Company or a subsidiary on account of incurring a Disability, such Participant may exercise any ISO Option which is otherwise exercisable at any time within 12 months of such date of termination. If a Participant should die during the applicable three-month or 12 month period following the date of such Participant's Retirement or Disability, then in such event, the rights of the personal representative of such deceased Participant as such relate to any ISO Options granted to such deceased Participant shall be governed in accordance with Subsection 4.1(c) of this Article IV.

                  (d) ACCELERATION OF OTHERWISE UNEXERCISABLE ISO OPTION ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Board, in its sole discretion, may permit (i) a Participant who terminates employment as an employee with the Company or a subsidiary due to Retirement, (ii) a Participant who terminates employment as an employee with the Company or a subsidiary due to a Disability, (iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment as an employee with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Board) to exercise and purchase (within three months of such date of termination of employment as an employee or 12 months in the case of a disabled or deceased Participant) all or any part of the shares of Stock subject to ISO Option on the date of the Participant's Retirement, Disability, death, or as the Board otherwise so determines, notwithstanding that all installments, if any, had not accrued on such date. Provided, such discretionary authority of the Board may not be exercised with respect to any ISO Option (or portion thereof) if the applicable six-month waiting period for exercise had not expired as of such date except in the event of the Disability of the Participant or death of the Participant, when the disabled Participant or the personal representative of such deceased Participant, may, with the consent of the Board, exercise such ISO Option notwithstanding the fact that the applicable six-month waiting period had not yet expired.

                  (e) NUMBER OF ISO OPTIONS GRANTED. Subject to the applicable limitations contained in this Plan with respect to ISO Options, Participants may be granted more than one ISO Option. In making any such determination, the Board shall obtain the advice and recommendation of the officers of the Company or a subsidiary which have supervisory authority over such Participants. The granting of an ISO Option under this Plan shall not affect any outstanding ISO Option previously granted to a Participant under this Plan.

                  (f) NOTICE TO EXERCISE ISO OPTION. Upon exercise of an ISO Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board, at the Company's main office in Oklahoma City, Oklahoma.

                                      ARTICLE V

                              OPTIONS NOT QUALIFYING AS
                               INCENTIVE STOCK OPTIONS

         5.1 NON-QUALIFYING OPTIONS. With respect to all or any portion of any Option granted under this Plan not qualifying as an "incentive stock option" under Section 422 of the Code, such option or portion thereof shall be considered a Stock Option granted under this Plan for all purposes. Any Stock Option granted under this Plan that does not qualify as an "incentive stock option" under Section 422 of the Code shall be transferrable unless otherwise limited by the terms to the Stock Option.

                                                                     APPENDIX C

                              FIRST AMENDMENT TO THE
                           CERTIFICATE OF INCORPORATION
                                        OF
                          PRECIS SMART CARD SYSTEMS, INC.

         Precis Smart Card Systems, Inc., an Oklahoma corporation (this "Corporation"), does hereby certify:

         1. Precis Smart Card Systems, Inc., an Oklahoma corporation, was incorporated on April 16, 1996.

         2. This First Amendment to the Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 77 and 80 of the Oklahoma General Corporation Act (the "Act").

         3. Article FOURTH of this Corporation's Certificate of Incorporation is hereby amended to read in its entirety as follows:

                  FOURTH. The total number of shares of capital stock which the corporation shall have authority to issue is 102,000,000 shares, divided into 100,000,000 shares designated as Common Stock, par value $.01 per share, and 2,000,000 shares designated as Preferred Stock, par value $1.00 per share.

                  The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each classare as follows:

                  PREFERRED

                  The board of directors is authorized, subject to limitations prescribed by law and the provisions hereof, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Oklahoma, to establish form time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

                  The authority of the board with respect to each series shall include but not be limited to, determination of the following:

                  (a) The number of shares constituting the series and the distinctive designation of that series;

                  (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and if so, from which date or dates, and the rights of priority, if any, of payment of dividends on shares of that series;

                  (c) Whether that series shall have voting right, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

                  (d) Whether that series shall have conversion privileges, and if so, the terms and conditions of such conversion, including provisions for adjustment of the conversion rate in such events as the board shall determine;

                  (e) Whether or not shares shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary with different conditions and at different redemption dates;

                  (f) Whether that series shall have a sinking fund for redemption or purchase of shares of the series, and if so, the terms and amount of such sinking fund;

                  (g) The rights of the shares of that series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and

                  (h) Any other relative rights, preferences or limitations of that series.

                  Dividends on outstanding shares of Preferred Stock shall be paid or set apart for payment before any dividends shall be paid or declared or set apart for payment on the common shares with respect to the same dividend period.

                  If upon voluntary or involuntary liquidation, dissolution or wind up of the corporation the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratable amount the shares of all series in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

         COMMON

                  Each of the shares of the Common Stock of the corporation shall be equal in all respects to each other share. The holders of shares of Common Stock shall be entitled to one vote for each share of Common Stock held with respect to all matters as to which the Common Stock is entitled to be voted.

                  Subject to the preferential and other dividend rights applicable to Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends (payable in cash, stock or otherwise) as may be declared on the Common Stock by the board of directors at any time or from time to time out of any funds legally available therefor.

                  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation, after distribution in full of the preferential and/or other amounts to be distributed to the holders of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the corporation available for distribution to its shareholders, ratably in proportion to the number of shares of Common Stock held by them.

         4. The following is added as Article EIGHTH to this Corporation's Certificate of Incorporation:

                  EIGHTH. The corporation elects that the Control Share Acquisition Act as set forth in Sections 1145 through 1155 of Title 18 of the Oklahoma Statutes shall not apply to the corporation. Furthermore, the corporation elects not to be governed by Section 1090.3 of Title 18 of the Oklahoma Statutes.

         5. In all other respect this Corporation's Certificate of Incorporation remains as set forth in the Second Amended and Restated Certificate of Incorporation of this Corporation.

                  IN WITNESS WHEREOF, this Corporation has caused this Firstd Amendment to the Certificate of Incorporation to be signed by its Chief Executive Officer and President and attested by its Secretary this ____ day of _______, 2000.

                                     PRECIS SMART CARD SYSTEMS, INC.


                                     By:
                                        ---------------------------------------
                                          Larry E. Howell
                                          Chief Executive Officer and President

ATTEST:


--------------------------------
Mark R. Kidd, Secretary

                                                                     APPENDIX D

                               AUDIT COMMITTEE CHARTER
                                         OF
                           PRECIS SMART CARD SYSTEMS, INC.

                              (Adopted June 7, 2000)

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Precis Smart Card Systems, Inc. (the "Company") will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the Nasdaq Stock Market, Inc. (the "Nasdaq") and the Boston Stock Exchange (the "BSEX"). The members of the Committee will be elected annually at the meeting of the full Board following the Company's annual shareholders meeting and will be listed in the annual report to shareholders. One of the members will be elected Committee Chair by the Board.

RESPONSIBILITY

The Committee is a part of the Board. The Committee's primary function is to assist the Board in fulfilling its oversight responsibilities with respect to
(i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (the "SEC"); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides a line of communication between the Company's accounting staff, independent auditors, financial management and the Board. The Committee should have a clear understanding with the Board and the independent accountants that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning it activities.

While the Committee has the responsibilities and powers set forth in this Charter, the Committee's duties do not include the planning or conduct of audits or determination that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of the Company's management and independent auditors. Furthermore, unless otherwise authorized and approved the Board, the Committee's duties do not require the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee shall meet as frequently as the Committee deems necessary, but not less than one time each year, to carry out it duties and responsibilities. Content of the agenda for each meeting shall be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the Chief Financial Officer, independent auditors and internal accounting staff at least once each year and more frequently as considered appropriate by the Committee.

ATTENDANCE

Committee members will strive to be present at all meetings, either in person or by telephonic communications. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent auditors and internal accounting staff be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee's duties and responsibilities include the following:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable the Nasdaq, BSEX and SEC audit committee requirements.

2. Review the Company's management, internal accounting staff and independent auditors the Company's accounting and financial reporting controls. Obtain annually in writing from the independent auditors their letter as to the adequacy of such controls.

3. Review with the Company's management, internal audit and independent auditors significant accounting and reporting principles, practices and procedures applied by the Company in preparing it financial statements. Discuss with the independent auditors their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the scope of internal audit's work plan for the year and receive a summary report of major findings by internal accounting staff and how management is addressing the conditions reported.

5. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent auditors of the factors considered by the auditors in determining the audit scope, including the major risk factors. The independent auditors should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent auditors.

6. Inquire regarding the independence of the independent auditors and obtain from the independent auditors, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company as contemplated by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES.

7. Establish a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed by interim quarterly financial statements, and that such notification as required under standards for communication with audit committees is to be made prior to the related press release or, if not practicable, prior to filing quarterly reports with the SEC. Also receive a written confirmation provided by the independent auditors at the end of each of the first and third quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

8. At completion of the annual audit, review with management, internal accounting staff and independent auditors the following:

         - The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and in the annual report filed with the SEC.

         - Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

         - Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire regarding the cooperation received by the independent auditors during the audit, including access to all requested records, data and information. Inquire of the independent auditors whether have been any disagreements with management that, is not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

         - Other communications as required to be communicated by the independent auditors by Statement of Auditing Standards ("SAS") 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent auditors concerning their judgment regarding the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

        If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report filed with the SEC.

9. After preparation by management and review by the internal accounting staff and independent auditors, approve the report required under SEC rules and regulations to be included in the Company's annual proxy statement. This Charter is to be published as an appendix to the proxy statement every three years.

10. Discuss with the independent auditors the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

11. Meet with management, internal accounting staff and the independent auditors to discuss any relevant significant recommendations that the independent auditors may have, particularly those characterized as "material" or "serious." Typically, such recommendations will be presented by the independent auditors in the form of a letter of comments and recommendations address to the Committee. The Committee should review responses of management to the letter of comments and recommendations of the independent auditors and receive follow-up reports on action taken concerning the aforementioned recommendations.

12. Recommend to the Board the selection, retention or termination of the Company's independent auditors.

13. Review the appointment and replacement of the senior internal accounting staff executives.

14. Review with management, internal audit and independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

15. Generally as part of the review of the annual financial statements, receive an oral report, at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

16. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to the audit committee related rules of Nasdaq, BSEX, and SEC, statements on auditing standards and other accounting, legal and regulatory provisions.

--------------------------------------------------------------------------------

PROXY                                                                      PROXY

                         PRECIS SMART CARD SYSTEMS, INC.
                        2500 SOUTH MCGEE DRIVE, SUITE 147
                             NORMAN, OKLAHOMA 73072

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRECIS SMART CARD SYSTEMS, INC.

         The undersigned hereby appoints Larry E. Howell and Kent H. Webb, M.D. as Proxies, each with the power to appoint his substitute, and hereby appoints and authorizes either of them to represent and vote as designated below, all the shares of Common Stock, $.01 par value, of Precis Smart Card Systems, Inc. (the "Company") held of record by the undersigned on ________, 2000, at the annual meeting of shareholders to be held on ______, ______, 2000, or any adjournment thereof.

PROPOSAL ONE --     To approve the Agreement and Plan of Merger, dated March 21,
                    2000, by and among the Company, Precis-Foresight
                    Acquisition, Inc. (a wholly-owned subsidiary of the Company) and Foresight, Inc. and its shareholders Paul A.
                    Kruger and Mark R. Kidd, providing for the merger of Foresight, Inc. into Precis-Foresight Acquisition, Inc. with the result that Foresight, Inc. will become a wholly-owned subsidiary of the Company. A vote "For" will represent a vote for approval of the Agreement and the merger.

                                             / / FOR   / / AGAINST   / / ABSTAIN

PROPOSAL TWO--      To approve the Precis Smart Card Systems, Inc. 1999 Stock
                    Option Plan. A vote "For" will represent a vote for approval of the Plan.

                                             / / FOR   / / AGAINST   / / ABSTAIN

PROPOSAL THREE --   To approve amendment of the Company's Certificate of
                    Incorporation to provide that the provisions of Sections
                    1090.3 and Sections 1145 through 1155 of the Oklahoma
                    General Corporation Act no longer apply. A vote "For" will represent a vote for approval of the amendment.

                                             / / FOR   / / AGAINST   / / ABSTAIN

PROPOSAL FOUR --    To approve amendment of the Company's Certificate of
                    Incorporation to increase the number of authorized shares of common stock, $.01 par value per share, to 100,000,000 shares. A vote "For" will represent a vote for approval of the amendment.

                                             / / FOR   / / AGAINST   / / ABSTAIN

PROPOSAL FIVE --    To re-elect Kent H. Webb, M.D., Larry E. Howell, Lyle W.
                    Miller and Michael E. Dunn each for a term ending in 2001 and until each of their respective successors shall have been duly elected and qualified. A vote "For" will represent a vote for the nominee director.

                    Kent H. Webb, M.D.       / / FOR   / / AGAINST   / / ABSTAIN

                    Larry E. Howell          / / FOR   / / AGAINST   / / ABSTAIN

                    Lyle W. Miller           / / FOR   / / AGAINST   / / ABSTAIN

                    Michael E. Dunn          / / FOR   / / AGAINST   / / ABSTAIN

PROPOSAL SIX --     To ratify the appointment of Murrell, Hall, McIntosh & Co.,
                    PLLP as the Company's independent accountants for the year ending December 31, 2000. A vote "For" will represent a vote for such ratification and appointment.

                                             / / FOR   / / AGAINST   / / ABSTAIN

PROPOSAL SEVEN --   To approve other business that properly comes before the
                    Annual Meeting or any adjournment or postponement. A vote
                    "For" will represent a vote for approval of the business presented.

                                             / / FOR   / / AGAINST   / / ABSTAIN


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE THROUGH SEVEN.


                    Please sign exactly as the name appears to left. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                    Date: _____________________, 2000

                    -----------------------------------------------------------
                                               Signature

                    -----------------------------------------------------------
                                    Signature if held jointly

                    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.